UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Proxy Statement Pursuant to Section 14(a)of the Securities Exchange Act of 1934

SCHEDULE 14A

(Rule 14a-101)
SCHEDULE 14A INFORMATION

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒

Preliminary Proxy Statement

☐

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

☐

Soliciting Material Pursuant to Rule 14a-12

TIMBERLINE RESOURCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)
(Name of Person(a) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐

No fee required

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)

Title of each class of securities to which transaction applies: Common Stock, $0.001 par value

(2)

Aggregate number of securities to which transaction applies: 14,517,542 shares of common stock

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

$1.03 per share of common stock.- calculated in accordance with Rule 0-11(c)(1) under the Securities Exchange Act of 1934, as amended, based on the average of the high and low prices of such shares of common stock, as quoted on the NYSE Amex on April 16, 2010.

(4)

Proposed maximum aggregate value of transaction: $14,953,068.26 – calculated solely for the purpose of determining the filing fee.

(5)

Total fee paid: $1,066.15 – calculated in accordance with Section 14(g) of the Securities Exchange Act of 1934, as amended, by multiplying the aggregate value of the transaction by 0.00007130.

☐

Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

Filing Party:

(4)

Date Filed:

TIMBERLINE RESOURCES CORPORATION 101 East Lakeside Avenue Coeur d’Alene, Idaho 83814
Notice of Special Meeting of Stockholders May ●, 2010

To all Stockholders of Timberline Resources Corporation:

You are invited to attend a Special Meeting (the “Special Meeting”) of Stockholders (“Stockholders”) of Timberline Resources Corporation (the “Company” or “Timberline”).  The Special Meeting will be held at the Hampton Inn & Suites, 1500 W. Riverstone Dr., Coeur d’Alene, Idaho, 83814, on May ●, 2010, and commencing at 2:00 pm (PDT).  At the Special Meeting, you will be asked to consider and vote upon a proposed acquisition of Staccato Gold Resources Ltd. (“Staccato”), an amendment to the Company’s Amended 2005 Equity Incentive Plan (the “Equity Incentive Plan”), and the renewal of the Equity Incentive Plan.  Stockholder approval is required to comply with the rules of the NYSE Amex Equities exchange (the “NYSE Amex”) in connection with the acquisition of Staccato (the “Staccato Acquisition”), the increase in the number of shares of common stock of the Company available for issuance under the Equity Incentive Plan (the “Awards Increase”), and the renewal of the Equity Incentive Plan.

Accordingly, the purposes of the Special Meeting are:

1.

To approve the Staccato Acquisition, including the issuance of approximately 14,517,542 shares of common stock of the Company (“Timberline Common Stock”) as partial consideration for the Staccato Acquisition;

2.

To approve the Awards Increase;

3.

To approve the renewal of the Equity Incentive Plan; and

4.

Any other business that may properly come before the meeting related to the Staccato Acquisition.

In order to approve the Staccato Acquisition, the Awards Increase, and the renewal of the Equity Incentive Plan, NYSE Amex rules require that a majority of the votes cast by the Stockholders vote in favor of the Staccato Acquisition, the Awards Increase, and the renewal of the Equity Incentive Plan.  Stockholders, directors and senior officers of the Company holding approximately 16% of the issued and outstanding shares of Timberline Common Stock have entered into agreements with Staccato to vote in favor of the Staccato Acquisition, provided that the Arrangement Agreement, dated March 22, 2010, by and between Timberline and Staccato (the “Arrangement Agreement”), has not been terminated, on or before the date of the Special Meeting.

The Company’s board of directors (the “Timberline Board”) has unanimously concluded that the Staccato Acquisition, the Awards Increase, and the renewal of the Equity Incentive Plan are in the best interests of the Company and its Stockholders and has approved and authorized the Staccato Acquisition, the Awards Increase, and the renewal of the Equity Incentive Plan for submission to Stockholders for approval. Accordingly, the Board unanimously recommends that the Stockholders vote FOR the Staccato Acquisition, the Awards Increase, and the renewal of the Equity Incentive Plan.

The Board of Directors has fixed March 31, 2010 as the record date for the Special Meeting.  Only Stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Special Meeting.  A list of Stockholders as of March 31, 2010, will be available at the Special Meeting for inspection by any Stockholder.  Stockholders will need to register at the Special Meeting to attend the Special Meeting.  If your shares of Timberline Common Stock are not registered in your name, you will need to bring proof of your ownership of those shares of Timberline Common Stock to the meeting in order to register to attend and vote.  You should ask the broker, bank or other institution that holds your shares of Timberline Common Stock to provide you with proper proxy documentation that shows your ownership of shares of Timberline Common Stock as of March 31, 2010 and your right to vote such shares of Timberline Common Stock at the Special Meeting.  Please bring that documentation to the Special Meeting.

IMPORTANT

Whether or not you expect to attend the Special Meeting, please sign and return the enclosed proxy promptly.  If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your shares of Timberline Common Stock in person.

By Order of the Board of Directors of Timberline Resources Corporation

/s/ Craig Crowell

Craig Crowell, Corporate Secretary

TIMBERLINE RESOURCES CORPORATION

SCHEDULE 14A INFORMATION

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING

5

PROPOSAL 1 – APPROVAL OF THE STACCATO ACQUISITION

8

GENERAL QUESTIONS

8

SUMMARY

11

TRANSACTION INFORMATION

14

Staccato Gold Resources Ltd.

14

Timberline Resources

14

TERMS OF THE STACCATO ACQUISITION

15

RISK FACTORS RELATING TO THE STACCATO ACQUISITION

18

REGULATORY APPROVALS

20

REPORTS, OPINIONS, APPRAISALS

20

PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS

21

SELECTED FINANCIAL DATA

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Selected Consolidated Financial and Operating Data of Staccato

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Selected Consolidated Financial and Operating Data of Timberline

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SELECTED PRO FORMA COMBINED FINANCIAL DATA AND UNAUDITED PER SHARE DATA

25

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

26

Unaudited Pro Forma Condensed Combined Balance Sheet

27

Unaudited Pro Forma Condensed Combined Statement Of Operations

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Unaudited Pro Forma Condensed Combined Statement Of Operations

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Notes To Unaudited Pro Forma Condensed Combined Financial Statements

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INFORMATION ABOUT STACCATO GOLD RESOURCES LTD.

33

Description of Business

33

Staccato  Management’s Discussion of Financial Condition and Results of Operations

45

PROPOSAL 2 — APPROVAL OF THE AWARDS INCREASE

51

GENERAL QUESTIONS

51

EXECUTIVE COMPENSATION

55

DIRECTOR COMPENSATION

57

EQUITY COMPENSATION PLANS

58

PROPOSAL 3 — RENEWAL OF THE EQUITY INCENTIVE PLAN

59

GENERAL QUESTIONS

59

OTHER MATTERS

59

EXHIBITS

59

APPENDIX A

A-1

APPENDIX B

B-1

APPENDIX C

C-1

APPENDIX D

D-1

APPENDIX E

E-1

TIMBERLINE RESOURCES CORPORATION 101 East Lakeside Avenue Coeur d’Alene, Idaho 83814
Proxy Statement for Special Meeting of Stockholders To Be Held May ●, 2010

Unless the context requires otherwise, references in this Proxy Statement to “Timberline Resources,” “Timberline,” the “Company,” “we,” “us” or “our” refer to Timberline Resources Corporation.

The Special Meeting (which we refer to as the “Special Meeting”) of Stockholders of Timberline Resources (which we refer to as “Stockholders’)  will be held on Hampton Inn & Suites, 1500 W. Riverstone Dr., Coeur d’Alene, Idaho, 83814, on May ●, 2010, and commencing at 2:00 pm (PDT).  At the Special Meeting, you will be asked to consider and vote upon a proposed acquisition of Staccato Gold Resources Ltd. (which we refer to as “Staccato”), an amendment to the Company’s Amended 2005 Equity Incentive Plan (which we refer to as the “Equity Incentive Plan”), and the renewal of the Equity Incentive Plan.  Stockholder approval is required to comply with the rules of the NYSE Amex Equities exchange (which we refer to as the “NYSE Amex”) in connection with the acquisition of Staccato (which we refer to as the “Staccato Acquisition”), the increase in the number of shares of common stock of the Company available for issuance under the Equity Incentive Plan (which we refer to as the “Awards Increase”), and the renewal of the Equity Incentive Plan.

We are providing the enclosed proxy materials and form of proxy in connection with the solicitation by the Company’s board of directors (which we refer to as the “Timberline Board”) of proxies for the Special Meeting.  The Company anticipates that this Proxy Statement and the form of proxy, attached to this Proxy Statement as APPENDIX A, will first be mailed to holders of shares of common stock of the Company (which we refer to as “Timberline Common Stock”) on or about April ♦, 2010.

You are invited to attend the Special Meeting at the above stated time and location.  If you plan to attend and your shares of Timberline Common Stock are held in “street name” – in an account with a bank, broker, or other nominee – you must obtain a proxy issued in your name from such broker, bank or other nominee.

You can vote your shares of Timberline Common Stock by completing and returning the proxy card or, if you hold shares in “street name,” by completing the voting form provided by the broker, bank or other nominee.

A returned signed proxy card without an indication of how shares of Timberline Common Stock should be voted will be voted FOR the approval of the Staccato Acquisition, FOR the Awards Increase, and FOR the renewal of the Equity Incentive Plan.

Our corporate bylaws define a quorum as the presence in person or by proxy of a majority of the issued and outstanding shares of Timberline Common Stock.  A majority of the shares of the Timberline Common Stock present, whether in person or by proxy, is required for the approval of the Staccato Acquisition, the approval of the Awards Increase, and the renewal of the Equity Incentive Plan.

Proxy Solicitation

The proxy solicitation is being made primarily by mail, although proxies may be solicited by personal interview, telephone, internet, letter, e-mail or otherwise. Certain of our directors, officers and other employees, without additional compensation, may participate in the solicitation of proxies. We will pay the cost of this solicitation, including the reasonable charges and expenses of brokerage firms and others who forward solicitation materials to beneficial owners of shares of Timberline Common Stock. We anticipate engaging The Altman Group, 1200 Wall St. West, 3rd Fl., Lyndhurst, NJ 07071 as a solicitor at an initial anticipated cost of $6,500.

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you were a Stockholder of record at the close of business on March 31, 2010 and are entitled to vote at the Special Meeting.  This Proxy Statement describes issues on which the Company would like you, as a Stockholder, to vote.  It provides information on these issues so that you can make an informed decision.  You do not need to attend the Special Meeting to vote your shares of Timberline Common Stock.

When you sign the proxy card you appoint Randal Hardy, Chief Executive Officer to the Company, and Paul Dircksen, Executive Chairman and Vice President, Exploration to the Company as your representatives at the Special Meeting.  As your representatives, they will vote your shares of Timberline Common Stock at the Special Meeting (or any adjournments or postponements) as you have instructed on your proxy card.  With proxy voting, your shares of Timberline Common Stock will be voted whether or not you attend the Special Meeting.  Even if you plan to attend the Special Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Special Meeting, just in case your plans change.

If an issue comes up for vote at the Special Meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representatives will vote your shares of Timberline Common Stock, under your proxy, at their discretion, subject to any limitations imposed by law.

When is the record date?

The Timberline Board has fixed March 31, 2010, as the record date for the Special Meeting.  Only holders of shares of Timberline Common Stock as of the close of business on that date will be entitled to vote at the Special Meeting.

How many shares of Timberline Common Stock are outstanding?

As of March 31, 2010, the Company had 41,244,398 shares of Timberline Common Stock issued and outstanding.

What am I voting on?

You are being asked to vote on the following:

1.

The approval of the Staccato Acquisition, including the issuance of shares of Timberline Common Stock as partial consideration for the Staccato Acquisition;

2.

The approval of the Awards Increase;

3.

The approval of the renewal of the Equity Incentive Plan; and

4.

Any other business that may properly come before the meeting related to the Staccato Acquisition.

How many votes do I get?

Each share of Timberline Common Stock is entitled to one vote.  Dissenters’ rights are not applicable to any of the matters being voted upon.

The Board recommends a vote FOR the approval of the Staccato Acquisition, FOR the approval of the Awards Increase, and FOR the renewal of the Equity Incentive Plan.

How do I vote?

You have several voting options. You may vote by:

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Completing your proxy card over the internet at the following website:  http://vote.corporatestock.com;

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Downloading or requesting a proxy card (as detailed below), signing your proxy card and mailing it to the attention of: Craig Crowell, Corporate Secretary, at 101 E. Lakeside Avenue, Coeur d’Alene, ID 83814;

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Signing and faxing your proxy card to our Corporate Secretary for proxy voting at the number provided on the proxy card; or

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Attending the Special Meeting and voting in person.

If your shares of Timberline Common Stock are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares of Timberline Common Stock held in a “street name” and these proxy materials are being forwarded to you by that organization.  The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting.  As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares of Timberline Common Stock in your account.  You are also invited to attend the Special Meeting.  However, since you are not the stockholder of record, you may not vote your shares of Timberline Common Stock in person at the Special Meeting unless you request and obtain a valid proxy card from your broker, bank, or other nominee.

Can Stockholders vote in person at the Special Meeting?

The Company will pass out written ballots to anyone who wants to vote at the Special Meeting.  If you hold your shares of Timberline Common Stock through a brokerage account but do not have a physical share certificate, or the shares of Timberline Common Stock are registered in someone else’s name, you must request a legal proxy from your stockbroker or the registered owner to vote at the Special Meeting.

What if I share an address with another Stockholder and we received only one copy of the proxy materials?

If certain requirements are met under relevant U.S. securities law, including in some circumstances, the Stockholder’s prior written consent, we are permitted to deliver one proxy statement to a group of Stockholders who share the same address.  If you share an address with another Stockholder and have received only one copy of the proxy materials, but desire another copy, please send written request to our offices at the address below or call us at (208) 664-4859 to request another copy of the proxy materials.  Please note that each Stockholder should receive a separate proxy card to vote the shares of Timberline Common Stock they own.

Send requests to:

Timberline Resources Corporation

101 East Lakeside Avenue

Coeur d’Alene, Idaho 83814
Attention:  Craig Crowell
Corporate Secretary

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Special Meeting.  You may do this by:

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Signing another proxy with a later date and mailing it to the attention of: Craig Crowell, Inspector of Elections, at 101 E. Lakeside Avenue, Coeur d’Alene, ID 83814, so long as it is received prior to [Time], on [Date]; or

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Voting in person at the Special Meeting.

How many votes do you need to hold the Special Meeting?

To conduct the Special Meeting, the Company must have a quorum, which means that a majority of the outstanding shares of Timberline Common Stock as of the record date must be present at the Special Meeting in person or by proxy.  Based on 41,244,398 shares of Timberline Common Stock outstanding as of the record date of March 31, 2010, 20,622,200 shares of Timberline Common Stock must be present at the Special Meeting, in person or by proxy, for there to be a quorum.  Your shares of Timberline Common Stock will be counted as present at the Special Meeting if you:

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Submit a properly executed proxy card (even if you do not provide voting instructions); or

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Attend the Special Meeting and vote in person.

What if I abstain from voting?

Abstentions with respect to a proposal are counted for the purposes of establishing a quorum.  Since the Company’s bylaws state that matters presented at a meeting of Stockholders must be approved by the majority of the shares of Timberline Common Stock present at the meeting, a properly executed proxy card marked ABSTAIN with respect to a proposal will have the same effect as voting AGAINST that proposal.

What effect does a broker non-vote have?

Brokers and other intermediaries, holding shares of Timberline Common Stock in street name for their customers, are generally required to vote the shares of Timberline Common Stock in the manner directed by their customers. If their customers do not give any direction, brokers may vote the shares of Timberline Common Stock on routine matters but not on non-routine matters.  The Staccato Acquisition, the Awards Increase and the renewal of the Equity Incentive Plan are all non-routine matters.  Consequently, if customers do not give any direction, brokers will not be permitted to vote such shares of Timberline Common Stock at the Special Meeting.  The absence of a vote on a non-routine matter is referred to as a broker non-vote.  Shares of Timberline Common Stock represented by a broker non-vote will not be counted for the purposes of establishing a quorum at the Special Meeting and, if a quorum is established, will not be included in the denominator for determining whether any proposal has been approved by a majority of the shares of Timberline Common Stock present at the Special Meeting.

How many votes are needed to approve the Staccato Acquisition?

The Staccato Acquisition will be approved if a majority of the shares of Timberline Common Stock present at the Special Meeting votes FOR the proposal.  A properly executed proxy card marked ABSTAIN with respect to this proposal will have the same effect as voting AGAINST this proposal.  We encourage you to vote on this proposal.

How many votes are needed to approve the Awards Increase?

The Awards Increase will be approved if a majority of the shares of Timberline Common Stock present at the Special Meeting votes FOR the proposal.  A properly executed proxy card marked ABSTAIN with respect to this proposal will have the same effect as voting AGAINST this proposal.  We encourage you to vote on this proposal.

How many votes are needed to approve the renewal of the Equity Incentive Plan?

The Equity Incentive Plan will be renewed if a majority of the shares of Timberline Common Stock present at the Special Meeting votes FOR the proposal.  A properly executed proxy card marked ABSTAIN with respect to this proposal will have the same effect as voting AGAINST this proposal.  We encourage you to vote on this proposal.

Will my shares of Timberline Common Stock be voted if I do not sign and return my Proxy Card?

If your shares of Timberline Common Stock are registered in your name, and you do not complete your proxy card over the internet or sign and return your proxy card, your shares of Timberline Common Stock will not be voted at the Special Meeting and will not be counted for the purposes of establishing a quorum at the Special Meeting.

As the proposals to be considered at the Special Meeting are all considered non-routine matters, if your shares of Timberline Common Stock are held through a brokerage account and you do not direct your broker how to vote your shares of Timberline Common Stock, your shares of Timberline Common Stock will not be voted at the Special Meeting.  See “What effect does a broker non-vote have?” above for more information.

Where can I find the voting results of the Special Meeting?

The Company will publish the final results in a current report filing on Form 8-K with the Securities and Exchange Commission (which we refer to as the “SEC”) within four (4) business days of the Special Meeting.

Who will pay for the costs of soliciting proxies?

The Company will bear the cost of soliciting proxies.  In an effort to have as large a representation at the meeting as possible, the Company’s directors, officers and employees may solicit proxies by telephone or in person in certain circumstances.  These individuals will receive no additional compensation for their services other than their regular salaries.  The Company anticipates engaging The Altman Group, 1200 Wall St. West, 3rd Fl., Lyndhurst, NJ 07071 as a proxy solicitor at an initial anticipated cost of $6,500.  The Company will pay a reasonable fee in relation to these services.  Upon request, the Company will reimburse brokers, dealers, banks, voting trustees and their nominees who are holders of record of shares of Timberline Common Stock on the record date for the reasonable expenses incurred for mailing copies of the proxy materials to the beneficial owners of such shares of Timberline Common Stock.

What materials accompany or are attached to this proxy statement?

The following materials accompany or are attached to this proxy statement:

APPENDIX A

Form of Proxy Card

APPENDIX B

Arrangement Agreement for Staccato Gold Resources Ltd.

APPENDIX C

Fairness Opinion of Paradigm Capital, Inc.

APPENDIX D

Historical Financial Statements of Staccato Gold Resources Ltd.

APPENDIX E

Amended 2005 Equity Incentive Plan

PROPOSAL 1 – APPROVAL OF THE STACCATO ACQUISITION

General Questions

Why am I being asked to vote on the Staccato Acquisition?

Timberline and Staccato have agreed, subject to the satisfaction of certain conditions and regulatory approvals, to a combination of their businesses. The business combination will be effected by way of a court approved plan of arrangement under the Business Corporations Act (British Columbia) (which we refer to as the “Arrangement”).  Pursuant to the Arrangement, Timberline will acquire all of the issued and outstanding securities of Staccato by issuing securities of Timberline and cash as follows:

•

Holders of common shares of Staccato (which we refer to as “Staccato Shares” and holders thereof as “Staccato Shareholders”) will receive one share of Timberline Common Stock for every seven Staccato Shares and $0.0001 for each Staccato Share;

•

Certain holders of options to purchase Staccato Shares (which we refer to as “Staccato Options” and holders thereof as “Staccato Optionholders”) will receive an option to purchase one share of Timberline Common Stock (which we refer to as “Timberline Options”) for every seven outstanding Staccato Options held, and the exercise price of the Timberline Options will be adjusted accordingly; and

•

Holders of warrants to purchase Staccato Shares (which we refer to as “Staccato Warrants” and holders thereof as “Staccato Warrantholders”) will receive a right to receive a warrant to purchase one share of Timberline Common Stock (which we refer to as “Timberline Warrants”) warrant for every seven Staccato Warrants held, and the exercise price of the Timberline Warrants will be adjusted accordingly.

Shares of Timberline Common Stock are listed on the NYSE Amex and Sections 712 and 713 of the NYSE Amex Company Guide require Stockholder approval for the issuance of shares of Timberline Common Stock, Timberline Options and Timberline Warrants pursuant to the Arrangement.  Section 712 of the NYSE Amex Company Guide requires stockholder approval before the issuance of common stock as sole or partial consideration for an acquisition of the stock or assets of another company where the present or potential issuance of common stock, or securities convertible into common stock, could result in an increase in outstanding shares of common stock of 20% or more.  Section 713 of the NYSE Amex Company Guide requires Stockholder approval before the issuance of shares of common stock, or securities convertible into common stock, equal to 20% or more of the presently outstanding common stock for less than the greater of book or market value of such common stock.

Because the number of shares of Timberline Common Stock issued pursuant to the Arrangement, including the number of shares of Timberline Common Stock issuable upon exercise of Timberline Options and Timberline Warrants issued pursuant to the Arrangement, is likely to exceed 20% of the issued and outstanding shares of Timberline Common Stock and because the shares of Timberline Common Stock issued pursuant to the Arrangement may be issued at a discount to market, Stockholder approval of the Staccato Acquisition is required.

Does the Timberline Board recommend approval of the Staccato Acquisition?

Yes.  After considering the entirety of the circumstances, the Timberline Board has unanimously concluded that the Staccato Acquisition is fair to, and in the best interests of, Timberline and its Stockholders and the Timberline Board unanimously recommends that Stockholders vote in favor of the Staccato Acquisition.

Why does the Timberline Board propose to effect the Arrangement?

The Timberline Board believes that combining the assets of Timberline with those of Staccato will result in the creation of a gold company with significant production potential and expertise in exploration and mining operations.  The Arrangement will provide strategic and financial benefits for Timberline including:

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the low cost acquisition of a significant mineralized material base with near-term gold production potential at the Lookout Mountain project;

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a large drill-tested, highly prospective project portfolio on Nevada’s Battle Mountain - Eureka gold trend;

–

a cash infusion of approximately $5,000,000; and

–

the addition of strategic assets in Nevada while maintaining an attractive share structure.

What will happen if the proposed Arrangement is completed?

Upon completion of the Arrangement, Staccato will become a wholly-owned subsidiary of Timberline.  Following the Arrangement there will be a total of approximately 55,761,940 shares of Timberline Common Stock outstanding, approximately 26% of which will be owned by existing Staccato Shareholders and approximately 74% of which will be owned by existing Timberline Stockholders (in order to distinguish Stockholders from Staccato Shareholders, Stockholders may occasionally be referred to as “Timberline Stockholders”).

In addition, as part of the Arrangement, Timberline will seek a listing of its shares of Common Stock on the TSX Venture Exchange, a Canadian stock exchange which lists many junior exploration and development mining issuers.  If such listing is given final approval by the TSX Venture Exchange, it is expected that shares of Timberline Common Stock will be listed for trading on the TSX Venture Exchange soon after the completion of the Arrangement.  At that time, it is expected that Staccato will delist the Staccato Shares from the TSX Venture Exchange.  In addition, upon completion of the Arrangement, Timberline will become a "reporting issuer" in the provinces of British Columbia and Alberta and therefore, Timberline will be required to comply with the securities regulations of those Canadian jurisdictions.

Who will manage the combined company after the Arrangement?

Following the Arrangement, all of the current directors and officers of Timberline will remain directors and officers of the combined company.

How was the Arrangement consideration determined?

The Arrangement consideration was determined after considerable negotiations between Timberline and Staccato and the consideration of numerous factors that each company deemed relevant. In addition, Staccato received a fairness opinion from Paradigm Capital, Inc., which provided that the consideration to be paid to the Staccato Shareholders, Staccato Optionholders and Staccato Warrantholders (which we refer to collectively as “Staccato Securityholders”) was fair from a financial point of view.  Timberline has offered the Staccato Securityholders a significant premium to the trading price of the Staccato Shares. The consideration to be received by Staccato Securityholders under the Arrangement represents a premium of approximately 76 percent based on the volume-weighted average price of Staccato Shares on the TSX Venture Exchange and shares of Timberline Common Stock on the NYSE Amex, in each case for the 20 trading days ended March 22, 2010 (being the date Timberline entered into an Arrangement Agreement with Staccato pursuant to which Timberline will acquire all of the issued and outstanding securities of Staccato (which we refer to as the “Arrangement Agreement”)).

When does the Timberline Board expect the Arrangement to be completed?

It is anticipated that the effective date of the Arrangement will be as soon as possible after receipt of all applicable securityholder, regulatory and court approvals and is expected to be on or about June 15, 2010.  In addition to approval by the Timberline Stockholders, the Arrangement requires approval of the Staccato Securityholders, court approval under the Business Corporation Act (British Columbia), and approval of the NYSE Amex and TSX Venture Exchange.  The Timberline Board expects to complete the Arrangement shortly after receiving the final order from the Supreme Court of British Columbia.

What vote is required to approve the Staccato Acquisition?

In order to be completed, the Staccato Acquisition must be approved by a majority of the shares of Timberline Common Stock present at the Special Meeting.

Where can I find more information about Staccato?

You can find more information about Staccato from various sources described in the section entitled “Information About Staccato” beginning on page 38 of this Proxy Statement and through the internet at www.sedar.com.

Summary of the Staccato Acquisition

You are being asked to approve the acquisition of Staccato, including the issuance of approximately 14,517,542 Common Shares of Timberline as partial consideration for the acquisition.

This summary of the acquisition and the principal terms of the Arrangement Agreement is subject to, and qualified in its entirety by reference to the Arrangement Agreement, a copy of which is attached as Appendix B, and the more comprehensive discussion beginning on page 14 of this Proxy Statement.

Pursuant to our Certificate of Incorporation and applicable state law, and limited only by the number of shares of Timberline Common Stock authorized for issuance under our Certificate of Incorporation, the Timberline Board has the power, without submitting the matter to a Stockholder vote or approval, to issue shares of Timberline Common Stock, from time to time, for any consideration the Timberline Board deems appropriate.  However, shares of Timberline Common Stock are listed on the NYSE Amex and Sections 712 and 713 of the NYSE Amex Company Guide require Stockholder approval for the issuance of shares of Timberline Common Stock, Timberline Options and Timberline Warrants pursuant to the Arrangement.  Section 712 of the NYSE Amex Company Guide requires stockholder approval before the issuance of common stock as sole or partial consideration for an acquisition of the stock or assets of another company where the present or potential issuance of common stock, or securities convertible into common stock, could result in an increase in outstanding shares of common stock of 20% or more.  Section 713 of the NYSE Amex Company Guide requires Stockholder approval before the issuance of shares of common stock, or securities convertible into common stock, equal to 20% or more of the presently outstanding common stock for less than the greater of book or market value of such common stock.

Because the number of shares of Timberline Common Stock issued pursuant to the Arrangement, including the number of shares of Timberline Common Stock issuable upon exercise of Timberline Options and Timberline Warrants issued pursuant to the Arrangement, is likely to exceed 20% of the issued and outstanding shares of Timberline Common Stock and because the shares of Timberline Common Stock issued pursuant to the Arrangement may be issued at a discount to market, Stockholder approval of the Staccato Acquisition is required.

Calculation of Stockholder Vote Trigger

The following is a summary of the currently outstanding shares of Timberline Common Stock and the number of shares of Timberline Common Stock expected to be issued in connection with the Staccato Acquisition, as well as the percentage of currently issued and outstanding shares of Timberline Common Stock.

Shares of Timberline Common Stock Authorized	100,000,000
Shares of Timberline Common Stock Outstanding	41,244,398
Shares of Timberline Common Stock Expected to be Issued in the Staccato Acquisition (Proposal 1)	14,517,542 / 20,972,122* (fully diluted)
Percentage of Shares of Timberline Common Stock Outstanding	35% / 51%* of outstanding shares of Timberline Common Stock, respectively

* Assumes the exercise of all Timberline Options, for the issuance of 102,143 shares of Timberline Common Stock, and Timberline Warrants, for the issuance of 6,352,437 shares of Timberline Common Stock, issued to Staccato Securityholders pursuant to the Arrangement.

This Proxy Statement does not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company.  With the exception of the shares of Timberline Common Stock issuable upon exercise of the Timberline Warrants issued pursuant to the Arrangement, for which the Company has agreed to file a registration statement under the Securities Act of 1933, as amended, any securities to be issued pursuant to the Arrangement and sold in a private sale will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933, as amended.

SUMMARY

Description of Purchase:	Timberline, a Delaware corporation, desires to acquire all of the outstanding securities of Staccato, a British Columbia corporation.
Principal Business:	Staccato is a junior gold exploration company with resources and advanced stage exploration assets located exclusively in Nevada.
Purchase Price:

14,517,542 shares of Timberline Common Stock (valued at $1.13 per share of Timberline Common Stock based on the average closing price for the 20 day period prior to March 22, 2010, the date of signing the Arrangement Agreement), which represents one share of Timberline Common Stock for every seven Staccato Shares, and $0.0001 for each Staccato Share.

Conditions:

The Arrangement Agreement is subject to closing conditions including:

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all necessary approvals of Timberline Stockholders and Staccato Securityholders having been obtained by May 21, 2010 or such other date as may be agreed to by Timberline and Staccato;

–

conditional listing of shares of Timberline Common Stock on the TSX Venture Exchange on or before the effective date of the Arrangement;

–

no material adverse change having occurred in the business, affairs, financial condition or operations of Timberline or Staccato;

–

the Arrangement Agreement not having been terminated;

–

holders of no more than 7 percent of the Staccato Shares having exercised their dissent rights;

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the issue of shares of Timberline Common Stock, Timberline Options and Timberline Warrants (which we refer to collectively as the “Timberline Securities”) under the Arrangement Agreement being exempt from the registration requirements of the U.S. Securities Act of 1933, as amended, and the registration and prospectus requirements of applicable securities laws in each of the provinces and territories of Canada in which Staccato Securityholders are resident;

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each of the representations and warranties of each of Staccato and Timberline made under the Arrangement Agreement being true and correct in all material respects on the date of the Arrangement Agreement and as at the effective date of the Arrangement;

–

no order having been made by a court or government entity preventing the completion of the Arrangement Agreement;

–

the effective date of the Arrangement having occurred on or before September 30, 2010; and

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all appropriate regulatory approvals having been obtained.

Amendment and Waiver

The Arrangement Agreement and the Arrangement may, at any time and from time to time before the effective date of the Arrangement, be amended by written agreement of Timberline and Staccato without, subject to applicable law, further notice to or authorization on the part of their respective securityholders.  Without limiting the generality of the foregoing, any such amendment may:

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change the time for performance of any of the obligations or acts of the parties to the Arrangement Agreement;

–

waive any inaccuracies or modify any representation contained in the Arrangement Agreement or any document to be delivered pursuant thereto;

–

waive compliance with or modify any of the covenants in the Arrangement Agreement or waive or modify performance of any of the obligations of the parties thereto; or

–

amend the terms of certain sections of the Plan of Arrangement Agreement and the sequence of the transactions described in the Plan of Arrangement subject to any required approval of the shareholders of Staccato, given in the same manner as required for the approval of the Arrangement or as may be ordered by the court.

Termination of Arrangement Agreement:

Timberline and Staccato may agree in writing to terminate the Arrangement Agreement and abandon the Arrangement at any time prior to the effective date of the Arrangement. In addition, either party may terminate the Arrangement Agreement and abandon the Arrangement at any time prior to the effective date of the Arrangement if certain specified events occur, including any of the following:

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the Arrangement not having been consummated by September 30, 2010 for any reason;

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upon a material breach of a representation, warranty or covenant contained in the Arrangement Agreement;

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a law or governmental order being enacted or deemed applicable to the Staccato Acquisition that prohibits the consummation of the Arrangement;

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The Timberline Stockholders not approving the Staccato Acquisition as set forth in this Proposal 1;

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the required approvals of the Staccato Securityholders contemplated by the Arrangement Agreement not being obtained by reason of the failure to obtain the required vote at a meeting of Staccato Securityholders or the Staccato Shareholders exercising dissenter rights in excess of the permitted threshold; and

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the board of directors of Timberline or Staccato withholding, withdrawing or amending in a manner adverse to the other party, its recommendation in favor of the adoption and approval of the Arrangement Agreement;

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by Staccato upon determination by Staccato’s board of directors (which we refer to as the “Staccato Board”) in accordance with the terms of the Arrangement Agreement that there exists a superior acquisition proposal.

Break Fees and Reimbursement of Expenses

If Staccato terminates the Arrangement Agreement in connection with a breach by Timberline of any of the covenants given by it under the Arrangement Agreement or the failure of the Timberline Board to recommend to the Timberline Stockholders the approval of the Arrangement, Timberline will pay Staccato a break fee of $750,000.

If Timberline terminates the Arrangement Agreement in connection with (i) a breach by Staccato of any of the covenants given by it under the Arrangement Agreement, (ii) the failure of the Staccato Board to recommend to Staccato Securityholders the approval of the Arrangement, (iii) the Staccato Board recommending or accepting an acquisition proposal,  Staccato will pay Timberline of a break fee of $750,000.

If the Arrangement Agreement is terminated in connection with the failure to obtain the required approvals of Staccato Securityholders, Staccato will pay Timberline an expense reimbursement fee of $100,000.

If the Arrangement Agreement is terminated in connection with the failure to obtain the required approvals of the Timberline Stockholders, Timberline will pay Staccato an expense reimbursement fee of $100,000.

Appraisal Rights:	Timberline Stockholders have no appraisal rights relating to the Staccato Acquisition.
Required Vote:

The Staccato Acquisition will be approved if the majority of shares of Timberline Common Stock present, whether in person or by proxy, at the Special Meeting vote FOR the approval of the Staccato Acquisition.  A properly executed proxy card marked ABSTAIN with respect to this proposal will have the same effect as voting AGAINST this proposal.

TRANSACTION INFORMATION

Staccato Gold Resources Ltd.

Description of Business

Staccato was incorporated on March 13, 2000 and is a natural resource company engaged in the acquisition and exploration of mineral properties that hold the potential to contain gold deposits which could be developed.  Staccato is focused on gold exploration in the dominant gold producing trends in Nevada, which Staccato’s management regards as one of the best gold exploration jurisdictions for geological, regulatory and environmental reasons.  Staccato has one flagship gold exploration project (Lookout Mountain), and several other projects at various stages of exploration in the prolific Cortez/Battle Mountain/Eureka trend in north-central Nevada.  All of Staccato's mineral properties are currently at the exploration stage.  See “Information about Staccato” on page 38 for more information regarding Staccato’s business and financial condition

Contact Information

The principal executive office of Staccato is located at 2060-777 Hornby Street, Vancouver, British Columbia, V6Z 1T7.  Staccato’s telephone number is (604) 682-8789.  Staccato’s website is located at www.staccatogold.com.

Timberline Resources

Description of Business

Timberline Resources Corporation is a diversified gold company comprised of three complementary business units:  an underground mine in development with upcoming gold production, exploration, and contract drilling services.  Timberline’s vertically-integrated business model provides investors exposure to future gold production, the “blue sky” potential of exploration, and the “picks and shovels” aspect of the mining industry.  The “picks and shovels” aspect of our business includes the mining services provided by Timberline’s wholly-owned subsidiary, Timberline Drilling Inc. (which we refer to as “Timberline Drilling”).  We use the term “blue sky” to mean the potential of our exploration properties.  Because of the nature of exploration for precious metals, a property’s exploration potential is not known until a significant amount of geologic information has been generated.  As the work progresses, the potential of the property becomes more and more clear.  If the exploration results are favorable, the value of the property may increase significantly, and the term “blue sky” refers to the upside potential of that value.  Our business model offers the opportunity to participate in both the “picks and shovels” and “blue sky” aspects of the business—we can participate in the markets for precious and base metal mining without the degree of risk inherent to sole reliance on speculative early-stage drill-plays.  We believe Timberline is poised to become one of North America’s premier vertically-integrated emerging resource companies.

Timberline has acquired mineral prospects for exploration in Montana, Nevada and Idaho mainly for target commodities of gold, silver, zinc and copper. The prospects are held by both patented and unpatented mining claims owned directly by Timberline or through legal agreements conveying exploration and development rights to Timberline.  Most of Timberline’s prospects have had a prior exploration history as is typical in the mineral exploration industry.  Most mineral prospects go through several rounds of exploration before an economic ore body is discovered and prior work often eliminates targets or points to new ones.  Also, prior operators may have explored such mineral prospects under a completely different commodity price structure or technological regime. Mineralization which was uneconomic in the past may be ore grade at current market prices when extracted and processed with modern technology.  As of the date of this Proxy Statement, Timberline’s primary exploration focus is on the Butte Highlands Gold Project in Montana, where we have entered into a joint venture agreement with Highland Mining, LLC to create Butte Highlands JV, LLC (which we refer to as “BHJV”).  Under terms of the joint venture agreement, Timberline will be carried to production by Highland Mining, LLC (which we refer to as “Highland”), which will fund all mine development costs and began development in the summer of 2009. Both Timberline’s and Highland’s 50-percent share of costs will be paid out of proceeds from future mine production.

Timberline Drilling provides core drilling services to mining and mineral exploration companies throughout North America, combining state of the art equipment, world-class technical expertise, innovative thinking, and a strong safety record.  Timberline Drilling specializes in underground drilling services in support of active mining operations and advanced exploration projects.  Working primarily with established companies, Timberline Drilling’s business is less cyclical than that of surface drillers at early-stage exploration sites, where supplies, infrastructure, and project funding are less predictable.  Timberline Drilling, along with its wholly-owned Mexican subsidiary, World Wide Exploration, S.A. de C.V. have a combined fleet of 21 drill rigs which generated revenues of more than $17.5 million during Timberline’s fiscal year ended September 30, 2009.

On March 22, 2010, we entered into the Arrangement Agreement with Staccato pursuant to which Timberline will acquire Staccato’s South Eureka property which includes a drill-tested exploration portfolio and the advanced-stage Lookout Mountain project, located along Nevada’s Battle Mountain – Eureka trend, and approximately $5 million in cash.

Staccato’s South Eureka property is comprised of several projects included within one of the largest exploration land packages in the Battle Mountain / Eureka Trend – approximately 15,000 acres.  The South-Eureka property has identified exploration potential evidenced by historic workings and gold anomalies throughout the district.  Staccato’s flagship Lookout Mountain project features a defined section of mineralized material within a large scale structural corridor and numerous high-priority targets to test.  Timberline’s Butte Highlands Gold Project is funded to production by its joint venture partner; therefore, Timberline intends to focus its exploration efforts at Staccato’s Lookout Mountain project.

Our goals and objectives for 2010 include:

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Continue development of our Butte Highlands Gold Project.

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Achieve increased profitability from our drilling subsidiaries to further our business model.

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Increase our exploration activity, including the potential use of strategic partnerships with larger mining and exploration companies.

-

Continue evaluating additional merger and acquisition opportunities in both mining services and mineral exploration.

Contact Information

Timberline currently maintains its administrative office at 101 East Lakeside Ave., Coeur d’Alene, Idaho 83814.  The telephone number of Timberline’s administrative office is (866) 513-4859 (toll free) or (208) 664-4859.  Timberline Drilling maintains its administrative office at 2775 Howard Street, Suite 2, Coeur d’Alene, Idaho 83815.  Timberline Drilling’s telephone number is 208-665-7211.  In addition, Timberline Drilling maintains a shop facility in Coeur d’Alene, Idaho and an operational facility in Elko, Nevada.  Timberline Drilling’s Mexican subsidiary, World Wide Exploration, S.A. de C.V., maintains an administrative office and warehouses in Hermosillo and Torreon, Mexico.

TERMS OF THE STACCATO ACQUISITION

Brief Description of the Acquisition

Timberline Resources desires to acquire all of the outstanding securities of Staccato.  If the Staccato Acquisition is approved and Timberline acquires all of the outstanding securities of Staccato, Staccato would become a wholly-owned subsidiary of Timberline Resources.

The Staccato Acquisition will be effected by way of a court approved plan of arrangement under the Business Corporations Act (British Columbia) (which we have previously defined as the “Arrangement”) pursuant to which Staccato Shareholders will receive one share of Timberline Common Stock for every seven Staccato Shares (or 0.142857143 share of Timberline Common Stock for each Staccato Share) and $0.0001 for each Staccato Share held.

Staccato Optionholders and Staccato Warrantholders will be entitled to receive Timberline Options and Timberline Warrants at the exchange ratio, and with corresponding changes to the exercise price, based on the exchange ratio.  The balance of the outstanding Staccato Options will either be exchanged for Staccato Shares prior to the closing, or cancelled at closing.

Description of Shares of Timberline Common Stock

Timberline is authorized to issue 100,000,000 shares of Timberline Common Stock.  As of March 31, 2010, there were 41,244,398 shares of Timberline Common Stock issued and outstanding.  Each record holder of a shares of Timberline Common Stock is entitled to one vote for each share of Timberline Common Stock held on all matters properly submitted to the Stockholders for their vote. .

Holders of outstanding shares of Timberline Common Stock are entitled to such dividends as may be declared from time to time by the Timberline Board out of legally available funds. Furthermore, in the event of liquidation, dissolution or winding up of the affairs of Timberline Resources, holders of shares of Timberline Common Stock are entitled to receive, ratably, the net assets of Timberline Resources available to Stockholders after distribution is made to the preferred stockholders, if any, who are given preferred rights upon liquidation. Holders of outstanding shares of Timberline Common Stock have no preemptive, conversion or redemptive rights. All of the issued and outstanding shares of Timberline Common Stock are, and all un-issued shares of Timberline Common Stock when offered and sold will be duly authorized, validly issued, fully paid, and non-assessable.  To the extent that additional shares of Timberline Common Stock are issued, the relative interests of then existing Stockholders may be diluted.

We have not paid any cash dividend to date, and we have no intention of paying any cash dividends on shares of Timberline Common Stock in the foreseeable future. The declaration and payment of dividends is subject to the discretion of the Timberline Board and to certain limitations imposed under the Delaware General Corporation Law. The timing, amount and form of dividends, if any, will depend on, among other things, our results of operation, financial condition, cash requirements and other factors deemed relevant by the Timberline Board.

Reasons for Engaging in the Acquisition

We believe the benefits of the Staccato Acquisition include the low cost acquisition of a significant mineralized material base with near-term gold production potential at the Lookout Mountain project together with a drill-tested, highly prospective project portfolio on Nevada’s Battle Mountain - Eureka gold trend.  Timberline’s Butte Highlands Gold Project is funded to production by its joint venture partner; therefore, Timberline intends to focus its exploration efforts at Staccato’s Lookout Mountain project.  Additionally, the Staccato Acquisition will provide a cash infusion of approximately $5,000,000 for exploration and development, primarily at the Lookout Mountain project, and the addition of strategic assets in Nevada while maintaining an attractive share structure.

Post-Closing Liquidity Outlook

We believe that we will have sufficient capital resources to continue operations for the next 24 months and will not be required to seek additional capital through debt or equity financings in the foreseeable future.  At December 31, 2009, the Company had a working capital deficit of $2,492,140, primarily as a result of the reclassification from a long-term liability of a convertible note payable to a related party of $5,000,000, along with accrued interest of $616,008 payable at maturity in October 2010.  Management expects to remediate this working capital deficit through the acquisition of approximately $5,000,000 in cash from the proposed acquisition of Staccato, conversion of the outstanding note to equity of the Company, or by refinancing the current note payable with a longer term debt facility.  The Company also expects to continue its efforts to improve operating cash flows at the Company’s drilling subsidiaries, reduce professional and consulting expenses, and, potentially, engage in additional sales of capital assets.

Our future cash requirements will depend on several factors, including, but not limited to, the level of revenues generated from Timberline Drilling and the extent to which we use cash to finance acquisitions, strategic investments and other growth or business opportunities.  Although no acquisitions or major strategic investments are currently planned, unanticipated expenses, poor financial results or unanticipated opportunities requiring financial commitments could give rise to additional capital requirements and accelerate our need for financing.  In addition, we do not currently anticipate any expenditures outside the ordinary course of business in pursuing the market strategies of our current business plan, as described in this proxy statement and our annual report on Form 10-K. If we raise additional capital through the issuance of equity or convertible debt securities, the percentage ownership of our current Stockholders would be diluted, and these securities might have rights, preferences or privileges senior to those of Timberline Common Stock.  If we raise additional capital through the issuance of debt securities, the terms of the securities may place restrictions on us, which may limit our operating and financing flexibility.  These terms may include terms such as, but not limited to, collateral guarantees, limitations on future indebtedness or limitation on dividends.

Additional financing may not be available on terms acceptable to us, or at all. If adequate financing is not available or is not available on acceptable terms, our ability to fund our business plan, take advantage of growth or business opportunities, develop or enhance services or products or otherwise respond to competitive pressures would be significantly limited, and we might need to significantly restrict our operations.

Interested Parties

None.

Vote Required for Approval of the Staccato Acquisition

The Staccato Acquisition will be approved if a majority of the shares of Timberline Common Stock present at the Special Meeting votes FOR this proposal.  A properly executed proxy card marked ABSTAIN with respect to this proposal will have the same effect as voting AGAINST the proposal.

Please note that a returned signed proxy card without an indication of how shares should be voted will be voted FOR the approval of this proposal.

Difference in Rights of Timberline Stockholders as a Result of the Staccato Acquisition

There will be no change in the rights of Stockholders as a result of the Staccato Acquisition.

Accounting Treatment of the Acquisition

The Staccato Acquisition will be accounted for using the purchase method of accounting.

Conditions to Closing

The obligations of Timberline and Staccato relating to the Staccato Acquisition are subject to certain customary closing conditions, including the following:

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obtaining all necessary approvals of the Timberline Stockholders and Staccato Securityholders by May 21, 2010 or such other date as may be agreed to by Timberline and Staccato;

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the conditional listing of shares of Timberline Common Stock on the TSX Venture Exchange on or before the effective date of the Arrangement;

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no material adverse change having occurred in the business, affairs, financial condition or operations of Timberline or Staccato;

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the Arrangement Agreement not having been terminated;

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holders of no more than 7 percent of the Staccato Shares having exercised their dissent rights;

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the issue of shares of Timberline Common Stock and other Timberline Securities under the Arrangement Agreement being exempt from the registration requirements of the U.S. Securities Act of 1933, as amended, and the registration and prospectus requirements of applicable securities laws in each of the provinces and territories of Canada in which Staccato securitiyholders are resident;

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each of the representations and warranties of each of Staccato and Timberline made under the Arrangement Agreement being true and correct in all material respects on the date of the Arrangement Agreement and as at the effective date of the Arrangement;

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no order having been made by a court or government entity preventing the completion of the Arrangement Agreement;

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the effective date of the Arrangement having occurred on or before September 30, 2010; and

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all appropriate regulatory approvals having been obtained.

Termination of Purchase Agreement

Either of Timberline or Staccato may terminate the Arrangement Agreement at any time prior to the effective time of the Arrangement, whether before or after the requisite approval of the Timberline Stockholders or Staccato Securityholders:

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by mutual written consent duly authorized by the board of directors of Timberline or Staccato;

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if the Arrangement has not have been consummated by September 30, 2010 for any reason, provided, however, that the right to terminate the Arrangement Agreement shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Arrangement to occur on or before such date and such action or failure to act constitutes a breach of the Arrangement Agreement;

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if any law is passed that makes the consummation of the Arrangement illegal or otherwise prohibited, or if a governmental entity issues an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Arrangement, which order, decree, ruling or other action is final and non-appealable;

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if the required approvals of the Staccato Securityholders contemplated by the Arrangement Agreement shall not have been obtained by reason of the failure to obtain the required vote at a meeting of Staccato Securityholders duly convened therefor or at any adjournment thereof or the Staccato shareholders exercise dissenter rights in excess of the applicable threshold, provided, however, that the right to terminate the Arrangement Agreement shall not be available to Staccato where the failure to obtain the approval of the Staccato Securityholders has been caused by the action or failure to act of Staccato and such action or failure to act constitutes a breach by Staccato of the Arrangement Agreement;

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if the required approval of the Timberline Stockholders contemplated by the Arrangement Agreement has not been obtained by reason of the failure to obtain the required vote at a meeting of Timberline Stockholders duly convened therefore or at any adjournment thereof, provided, however, that the right to terminate the Arrangement Agreement shall not be available to Timberline where the failure to obtain the approval of the Timberline Stockholders has been caused by the action or failure to act of and such action or failure to act constitutes a breach by Timberline of the Arrangement Agreement.

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by Staccato, if Timberline is in breach of any of its covenants made in the Arrangement Agreement, which breach individually or in the aggregate causes or would reasonably be expected to cause a material adverse effect with respect to Timberline or materially impedes or would reasonably be expected to materially impede the completion of the Arrangement, and Timberline fails to cure such breach within 10 business days after receipt of written notice from Staccato;

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by Timberline, if Staccato is in breach of any of its covenants made in the Arrangement Agreement, which breach individually or in the aggregate causes or would reasonably be expected to cause a material adverse effect with respect to Staccato or materially impedes or would reasonably be expected to materially impede the completion of the Arrangement, and Staccato fails to cure such breach within 10 business days after receipt of written notice from Timberline;

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by Staccato, if the Timberline Board or any committee thereof shall for any reason have withheld, withdrawn or shall have amended, modified or changed in a manner adverse to Staccato its recommendation in favor of, the adoption and approval of the Arrangement Agreement or the approval of the transactions contemplated by the Arrangement Agreement;

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by Timberline, if (i) the Staccato Board or any committee thereof for any reason withholds, withdraws or  amends, modifies or changes in a manner adverse to Timberline its recommendation in favor of, the adoption and approval of the Arrangement Agreement or the approval of the transactions contemplated by the Arrangement Agreement; (ii) the Staccato Board or any committee thereof approves or recommends another permitted acquisition proposal; (iii) the Staccato Board shall fails to re-affirm its recommendation in favor of the adoption and approval of the Arrangement Agreement and the approval of the transactions contemplated by the Arrangement Agreement promptly following the request of Timberline to do so; (iv) Staccato enters into any letter of intent or similar document or any agreement, contract or commitment accepting another permitted acquisition proposal; (v)  Staccato breaches its obligations under the terms of the Arrangement Agreement; or (vi) a tender or exchange offer relating to securities of Staccato has been commenced by a person unaffiliated with Timberline and Staccato has not sent to its securityholders pursuant to section 2.17 of Multilateral Instrument 62-104 Take-over Bids and Issuer Bids (and the equivalent provisions in other Canadian provincial securities regulations), within fifteen (15) days after such tender or exchange offer is first published, sent or given, a statement disclosing that Staccato recommends rejection of such tender or exchange offer;

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by Staccato, upon the determination by the Staccato Board at the conclusion of the process set out in the Arrangement Agreement that another acquisition proposal constitutes a superior proposal; provided that Staccato is not otherwise then in breach or default of its obligations under the Arrangement Agreement and subject to the payment of the break fee payable to Timberline under the Arrangement Agreement; or

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by Timberline if the conditions precedent to closing the Arrangement have not been satisfied by September 30, 2010, provided, however, that the right to terminate the Arrangement Agreement shall not be available to Timberline, if Timberline’s actions or failure to act has been a principal cause of or resulted in the failure of the condition precedent to be satisfied and such action or failure to act constitutes a breach of the Arrangement Agreement;

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by Staccato if the conditions precedent to closing the Arrangement have not been satisfied by September 30, 2010, provided, however, that the right to terminate the Arrangement Agreement shall not be available to Staccato, if Timberline’s actions or failure to act has been a principal cause of or resulted in the failure of the condition precedent to be satisfied and such action or failure to act constitutes a breach of the Arrangement Agreement.

RISK FACTORS RELATING TO THE STACCATO ACQUISITION

You should carefully consider the risks and uncertainties described below and other information in this proxy statement before deciding whether to approve the proposals herein.

The combined company may not realize the benefits from the transaction because of various challenges.

The Arrangement will involve the integration of companies that previously operated independently.  Timberline’s ability to realize the anticipated benefits of the acquisition will depend, in part, upon the following:

•

the ability of Timberline to successfully integrate Staccato’s business, employees and processes with those of Timberline;

•

how efficiently Timberline’s officers can manage the operations of the combined company;

•

the amount of charges associated with the purchase accounting for the acquisition;

•

economic conditions affecting both the general economy and the mining industry in particular;

•

the actual closing date of the acquisition; and

•

the diversion of management’s attention from ongoing business concerns.

Some of these factors are also outside the control of either company. One or more of these factors could result in increased operating costs, lower revenues, lower earnings or losses or negative cash flows, any of which could reduce the price of Timberline’s stock, harming your investment.  To the extent Timberline pursues other acquisitions as part of its strategy, these risks may be exacerbated.

If the proposed acquisition is not consummated, Timberline will have incurred substantial costs that may adversely affect Timberline’s financial results and operations and the market price of Timberline’s Common Shares.

Timberline has incurred and will incur substantial costs in connection with the proposed acquisition. These costs are primarily associated with the fees of attorneys, and accountants. In addition, Timberline has diverted significant management resources in an effort to complete the acquisition. If the acquisition is not completed, Timberline will have incurred significant costs, including the diversion of management resources, for which it will have received little or no benefit.

The completion of the Arrangement is subject to several conditions and risks, including, among other things, the risk that either Staccato or Timberline will fail to obtain the required securityholder or regulatory approvals.  If the Arrangement is not completed the price of shares of Timberline Common Stock may decline to the extent that the relevant current market price reflects a market assumption that the Arrangement will be completed and Timberline may be required to pay Staccato the applicable break fee, which could adversely affect Timberline’s financial condition.

Timberline may raise funds for the exploration of Staccato’s Lookout Mountain project through the issuance of shares of Timberline Common Stock, debt instruments or other securities convertible into shares of Timberline Common Stock and such financings may result in the dilution of present and prospective shareholdings.

In order to finance the exploration of Staccato’s Lookout Mountain project, Timberline may raise funds through the issuance of Common Shares or the issuance of debt instruments or other securities convertible into shares of Timberline Common Stock.  Any transaction involving the issuance of previously authorized but unissued shares of Timberline Common Stock, or securities convertible into shares of Timberline Common Stock, would result in dilution, possibly substantial, to present and prospective security.  This dilution may affect the earnings per share and voting rights of current holders of shares of Timberline Common Stock.

The increased number of shares of Timberline Common Stock as a result of the issuance of shares of Timberline Common Stock pursuant to the Arrangement may increase the volatility of Timberline’s share price.

Although the issuance of shares of Timberline Common Stock under the Arrangement should increase liquidity in the market for such shares of Timberline Common Stock, there may be greater volatility of market prices in the near term pending the creation of a stable stockholder base.  Any such volatility could result in a decline in the market price of shares of Timberline Common Stock.

The value of shares of Timberline Common Stock may be adversely affected by any inability of the combined company to achieve the benefits expected to result from the completion of the Arrangement.

Achieving the benefits of the Arrangement will depend in part upon meeting the challenges inherent in the successful combination of business enterprises of the size and scope of Timberline and Staccato and the possible resulting diversion of management attention for an extended period of time. There can be no assurance that the combined company will meet these challenges and that such diversion will not negatively impact the operations of the combined company following the closing of the Arrangement.

The combined company may not realize the benefits of its growth projects.

As part of its strategy, the combined company will continue existing efforts and initiate new efforts to develop gold and other mineral projects and will have a larger number of such projects as a result of the Arrangement.  A number of risks and uncertainties are associated with the development of these types of projects, including political, regulatory, design, construction, labor, operating, technical and technological risks and uncertainties relating to capital and other costs and financing risks. The failure to successfully develop any of these initiatives could have a material adverse effect on the combined company’s financial position and results of operations.

The issuance of shares of Timberline Common Stock or securities convertible into shares of Timberline Common Stock may allow someone to exert substantial influence over Stockholder voting.

If a significant amount of securities issued pursuant to the Arrangement or in a subsequent financing were acquired by one person or entity, then that person or entity would be able to exert substantial influence over or actually control the outcome of subsequent Stockholder votes.

As part of our business model, Timberline pursues a strategy that may cause us to expend significant resources exploring properties that may not become revenue-producing sites, including Staccato’s Lookout Mountain project.

Part of Timberline’s business model is to pursue a strategy which includes significant exploration activities, such as proposed exploration at Staccato’s Lookout Mountain project.  Because of the nature of exploration for precious metals, a property’s exploration potential is not known until a significant amount of geologic information has been generated.  We may spend significant resources exploring the Lookout Mountain projects and gathering certain geologic information only to determine that the project is not capable of being a revenue-producing property for the Company.

If Timberline’s cash flows prove inadequate to service its debt and provide for its other obligations, it may be required to refinance all or a portion of such existing and future debt at terms that are unfavorable to it.

Timberline’s ability to make payments on, and refinance, its debt and other obligations and to fund its operations and capital expenditures will depend on its ability to generate substantial operating cash flow.  If Timberline’s cash flows prove inadequate to meet its debt service obligations, it may be required to refinance all or a portion of its existing or future debt or to sell assets or to obtain additional financing.  Timberline cannot assure you that any such refinancing or that any such sale of assets or additional financing would be possible on favorable terms, or at all.

Upon completion of the Arrangement, Timberline will be required to comply with Canadian securities regulations and be subject to additional regulatory scrutiny in Canada.

Timberline will become a ‘reporting issuer’ in the provinces of British Columbia and Alberta upon completion of Arrangement.  As a result, Timberline will be subject to increased regulatory scrutiny and costs associated with complying with securities legislation in those provinces.  For example, Timberline will be subject to civil liability for misrepresentations in written disclosure and oral statements. Legislation has been enacted in these provinces which creates a right of action for damages against a reporting issuer, its directors and certain of its officers in the event that the reporting issuer or a person with actual, implied or apparent authority to act or speak on behalf of the reporting issuer releases a document or makes a public oral statement that contains a misrepresentation or the reporting issuer fails to make timely disclosure of a material change.  Timberline does not anticipate any particular regulation that would be difficult to comply with.  However,  failure to comply with regulations may result in civil awards, fines, penalties and orders that could have an adverse effect on Timberline.

REGULATORY APPROVALS

In addition to approval by both the Timberline Stockholders and Staccato Securityholders, the consummation of the Arrangement is contingent on (i) court approval under the Business Corporations Act (British Columbia) and a declaration following a court hearing that the Arrangement is fair to Staccato Securityholders; (ii) approval from the NYSE Amex for the listing of the shares of Timberline Common Stock issuable pursuant to the Arrangement (including the shares of Timberline Common Stock issuable upon exercise of the Timberline Options and Timberline Warrants issuable to Staccato Securityholders pursuant to the Arrangement) on the NYSE Amex; (iii) approval from the TSX Venture Exchange with respect to the Staccato Shares; and (iv) approval from the TSX Venture Exchange for the listing of shares of Timberline Common Stock.  There is no assurance that such approvals will be obtained.

REPORTS, OPINIONS, APPRAISALS

Opinion of Paradigm Capital, Inc.

The Staccato Board retained Paradigm Capital Inc. (which we refer to as “Paradigm”) to deliver an opinion to the Staccato Board as to the fairness, from a financial point of view, of the Arrangement to the Staccato Securityholders. Paradigm is to be paid a fee by Staccato for its services. In addition, Staccato has agreed to reimburse Paradigm for its reasonable out-of-pocket expenses and to indemnify Paradigm against certain potential liabilities and expenses arising from its engagement.

Paradigm is an independent investment banking firm in Canada with a sales, trading, research and corporate finance focus providing services for institutional investors and corporations, and is regularly engaged in the provision of financial advisory services and fairness opinions in connection with a wide range of transactions, including debt and equity financings, mergers and acquisitions, joint ventures and corporate restructurings.

Paradigm has delivered a fairness opinion (which we refer to as the “Fairness Opinion”) to the Staccato Board, which Fairness Opinion states that, based upon and subject to the various matters described or referred to in the Fairness Opinion and such other factors as Paradigm considered relevant, Paradigm is of the opinion that as at March 22, 2010, the Arrangement is fair, from a financial point of view, to the Staccato Securityholders.   The Fairness Opinion addresses only the fairness of the Arrangement from a financial point of view and does not constitute a recommendation of the Arrangement.

The full text of the Fairness Opinion is attached to this Proxy Statement as Appendix C and incorporated by reference into this Proxy Statement.  We urge you to read the Opinion in its entirety for the assumptions made, procedures followed, other matters considered and limits of the review undertaken in arriving at the Opinion.

PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS

The provisions of the Arrangement Agreement are the result of arm’s length negotiations among representatives of Timberline and Staccato and their respective legal and financial advisers. The following is a summary of the background to the execution of the Arrangement Agreement, including past contacts, transactions and negotiations between Timberline and Staccato and their respective legal and financial advisers:

–

On January 25, 2010, Staccato announced that it had received a requisition to call a meeting of shareholders (which we refer to as the “Requisition”) from Augen Capital Corp. (which we refer to as “Augen”) and Aumerco Limited (which we refer to together with Augen as the “Dissidents”), requesting that a meeting of Staccato Shareholders be held to allow Staccato Shareholders to consider two primary matters of business – the removal of the current Staccato Board and the election of directors nominated by the Dissidents to fill the vacancies created by such removal.

–

At a Staccato Board meeting on January 28, 2010, the Staccato Board discussed its going-forward strategy in response to the Requisition and authorized Staccato to engage accounting, financial and legal firms to assist Staccato in its review of strategic alternatives with the objective of enhancing shareholder value.

–

On February 1, 2010, Augen announced it had increased its holdings in Staccato and that Donald Decker, a Staccato Shareholder and a former director of Staccato and Century Gold LLC, had entered into an agreement with the Dissidents in connection with the Requisition.

–

On February 3, 2010, Staccato issued a press release in which it indicated that it had commenced a formal review of its strategic options in order to enhance shareholder value and that Staccato had retained Paradigm as a strategic and financial advisor.

–

Between February 3 and 25, 2010, the Staccato Board canvassed the market for potential collaborations, partnerships and business combinations, which allowed the Staccato Board to develop a range of valuations that would be applied by prospective partners to Staccato in any combination transaction.  These valuations did not reach a level which was considered by Staccato management, or by the Staccato Board, to represent full value for the current and future growth prospects of Staccato's business.

–

On February 5, 2010, Timberline contacted Staccato to express interest in a review of Staccato’s mineral exploration properties and to explore the possibility of a potential combination.

–

On February 8, 2010, Staccato and Paradigm met to discuss strategic alternatives.  Paradigm was instructed to consider a full range of strategic alternatives, including acquisitions, alliances with strategic partners, resale arrangements, business combinations, the sale of all or substantially all of the assets of Staccato and the sale of Staccato itself, with the objective of enhancing shareholder value. Paradigm considered 30 potential merger candidates for Staccato, including gold companies with exploration, development, and production assets, such candidates ranging from small to medium sized market capitalizations.

–

On February 8, 2010, Staccato and Timberline signed a confidentiality agreement (which we refer to as the “Confidentiality Agreement”) to permit the exchange of non-public information respecting each of them. Following the execution of the Confidentiality Agreement, information facilitating the progression of technical, legal and financial due diligence was exchanged and each of the parties continued its analysis of a potential combination.

–

On February 11, 2010, Staccato established a data room containing information to facilitate the progression of technical, legal and financial due diligence to assist potential business partners in their assessment of Staccato's business and their analysis of a potential transaction.

–

On February 12, 2010, Timberline submitted a letter of intent whereby Timberline proposed to acquire Staccato Shares in a business combination by means of a share exchange.

–

During the week of February 15, 2010, Paradigm identified and contacted a select group of additional potential purchasers with potential interest in a transaction and the ability to effectively execute an accretive transaction with Staccato in a timely manner. Paradigm received five signed Confidentiality Agreements from interested parties.

–

At a Staccato Board meeting on February 17, 2010, the Staccato Board considered Timberline's proposal as well as the other potential "strategic" bidders in the select group identified by Paradigm.

–

During the week of February 22, 2010, Staccato provided non-public information to the other interested parties which had signed Confidential Agreements in order to evaluate a transaction with Staccato.

–

At a Staccato Board meeting on February 24, 2010, Paradigm provided a presentation respecting Timberline.

–

After further due diligence investigations into the business of Staccato by several counterparties and further work by Paradigm, legal counsel and management to advance initial proposals, Timberline emerged as the leading candidate from the strategic alternative review process and on February 25, 2010, submitted a revised letter of intent to acquire Staccato Shares.

–

On February 26, 2010, Staccato and Timberline entered into an exclusivity agreement with the goal of executing a definitive agreement.

–

On March 10, 2010, the Staccato Board met and had the benefit of all material documents relating to the Arrangement Agreement, as well as the advice of its legal, accounting, technical and financial advisors. Paradigm then presented an overview of its Fairness Opinion to the Staccato Board. The independent members of the Staccato Board also met separately to discuss the proposed Arrangement. At the conclusion of this meeting, the Staccato Board authorized the President and CEO to negotiate any remaining contested terms in the Arrangement Agreement.

–

On March 19, 2010 a final version of the Arrangement Agreement was agreed upon by Staccato and Timberline, subject to approval of their respective boards.

–

The Staccato Board met on March 22, 2010 and authorized Staccato to enter into the Arrangement Agreement.  Based on its own deliberations, the advice of its financial and legal advisors and its review of the proposed terms of the Arrangement with Timberline, the Staccato Board concluded that the Arrangement was fair to the Staccato Shareholders and in the best interests of Staccato.

–

The Timberline Board met on March 22, 2010 and authorized Timberline to enter into the Arrangement Agreement.  Based on its own deliberations, the advice of its financial and legal advisors and its review of the proposed terms of the Arrangement with Staccato, the Timberline Board concluded that the Arrangement was fair to the Timberline Shareholders and in the best interests of Timberline.

–

The Arrangement Agreement was then executed by the parties on March 22, 2010.  Contemporaneously, each member of the Staccato Board and the Timberline Board and the senior officers of each company entered into Staccato Support Agreements and Timberline Support Agreements, respectively.

–

The Arrangement Agreement was announced in separate press releases issued by each of Staccato and Timberline on March 23, 2010.

–

On April 12 2010, as announced in a press release issued by Staccato on April 13, 2010, Staccato received written notification from the Dissidents that the Requisition had been withdrawn.

SELECTED FINANCIAL DATA

Unless otherwise indicated in this document, all financial information relating to Timberline is presented in U.S. dollars, has been prepared in accordance with U.S. GAAP and has been derived from consolidated financial statements prepared in accordance with U.S. GAAP.  All financial information relating to Staccato has been prepared in accordance with Canadian GAAP and has been derived from consolidated financial statements prepared in accordance with Canadian GAAP in Canadian dollars, and reconciled to U.S. GAAP in accordance with Item 17 of Form 20-F.  Unless otherwise noted, all dollars amount are expressed in U.S. dollars.

Selected Consolidated Financial and Operating Data of Staccato

Set forth below is a summary of selected consolidated financial information with respect to Staccato which has been derived from Staccato’s audited consolidated financial statements, which are included as APPENDIX D to this Proxy Statement.  The data for the periods ended April 30, 2008 and 2009 and for the nine months ended January 31, 2010 and 2009 were prepared in accordance with Canadian GAAP and reconciled to U.S. GAAP.  The data for the year end financial statements is audited and the data for the interim financial statements is unaudited.  More comprehensive financial information is included in Staccato’s consolidated financial statements.  The selected consolidated financial data set forth below is qualified in its entirety by reference to, and should be read in conjunction with, Staccato’s complete consolidated financial statements, including the notes thereto.

Balance Sheet Data

(All amounts are expressed in Canadian dollars)	As at April 30,				As at January 31,
	2009		2008		2010 (unaudited)			2009 (unaudited)
Working capital (1)	Cdn$	9,114,772	Cdn$	12,716,406	Cdn$	7,247,867	Cdn$	9,580,506
Current assets		9,200,071		12,874,208		7,307,905		9,599,925
Total assets		9,545,500		13,106,182		7,774,196		9,947,891
Current liabilities		85,299		157,802		60,038		19,419
Long term obligations		-		-		-		-
Total liabilities		85,299		157,802		60,038		19,419
Shareholders’ equity		9,460,201		12,948,380		7,714,158		9,928,472
(1) Working capital is current assets less current liabilities.

Statement of Operations Data

(All amounts are expressed in Canadian dollars)
	Year ended April 30,			Nine months ended January 31,
	2009			2008	2010 (unaudited)		2009 (unaudited)
Operating revenue	Cdn$	-	Cdn$	-	Cdn$	-	Cdn$ -
Loss from continuing operations		(3,724,235)		(2,834,073)		(1,755,086)	(3,170,015)

Exchange Rate Information

The following table sets forth, for the periods and dates indicated, certain information concerning the US dollar/Canadian dollar exchange rate expressed in Canadian dollars per US$1.00.   On April 16, 2010, the noon rate of exchange between Canadian dollars and US dollars as reported by the Bank of Canada was US$1.00 = Cdn$1.0148.

Year Ended December 31	High	Low	Year End	Average(1)
2005(2)	$ 1.27	$ 1.15	$ 1.17	$ 1.21
2006(2)	$ 1.17	$ 1.10	$ 1.17	$ 1.13
2007(2)	$ 1.19	$ 0.92	$ 0.99	$ 1.07
2008(2)	$ 1.30	$ 0.97	$ 1.22	$ 1.07
2009(3)	$ 1.30	$ 1.03	$ 1.05	$ 1.14
2010(3) (4)	$ 1.07	$ 1.00	$ N/A	$ 1.05

(1)

The average rate of exchange on the last business day of each month during the year.

(2)

Based on the inverse of the noon buying rate in the City of New York for cable transfers in Canadian dollars as certified for customs purposes by the Federal Reserve Bank of New York.

(3)

Based on the noon buying rate as reported by the Bank of Canada.

(4)

Through April 16, 2010.

Exchange Rate Information for the Months of:	High	Low

October 2009(1)	$ 1.08	$ 1.03
November 2009(1)	$ 1.07	$ 1.05
December 2009(1)	$ 1.07	$ 1.04
January 2010(1)	$ 1.07	$ 1.03
February 2010(1)	$ 1.07	$ 1.04
March 2010(1)	$ 1.04	$ 1.01
April 2010(1) (2)	$ 1.01	$ 1.00
(1) Based on the noon buying rate as reported by the Bank of Canada. (2) Through April 16, 2010.]

Selected Consolidated Financial and Operating Data of Timberline

Set forth below is a summary of selected consolidated financial information with respect to Timberline which has been derived from our consolidated financial statements and prepared in accordance with U.S. GAAP for the three months ended December 31, 2009 and 2008 and for the five-year period ended September 30, 2009.  The selected consolidated financial data set forth below is qualified in its entirety by reference to, and should be read in conjunction with, our complete consolidated financial statements, including the notes thereto contained in our annual reports on Form 10-K and quarterly reports on Form 10-Q.

Balance Sheet Data

($US)	As at September 30,					As at
						December 31,
	2005	2006	2007	2008	2009	2008	2009
						(unaudited)	(unaudited)

Working capital (deficit)	62,618	(915,823)	3,163,489	78,354	169,452	(1,541,595)	(2,492,140)
Current assets	174,270	2,991,197	10,138,016	7,890,133	4,090,708	5,550,816	6,059,117
Total assets	174,727	10,594,702	22,010,943	20,369,787	14,024,227	17,779,738	15,937,435
Current liabilities	111,652	3,907,020	6,974,527	7,811,779	3,921,256	7,092,411	8,551,257
Long term obligations	135,089	1,223,596	1,218,950	9,007,601	6,033,186	6,067,996	562,677
Total liabilities	246,741	5,130,616	8,193,477	16,819,380	9,954,442	13,160,407	9,113,934
Redeemable preferred stock		2,000,000	1,880,000	-	-	-	-
Cash dividends	-	-	-	-	-	-	-
per common share
Stockholders’ equity (deficit)	(72,014)	3,464,086	11,937,466	3,550,407	4,069,785	4,619,331	6,823,501

Statement of Operations Data

($US)	Year ended September 30,					Three months ended
						December 31,
	2005	2006	2007	2008	2009	2008	2009
						(unaudited)	(unaudited)
Operating Revenue	-	6,207,046	19,233,406	31,728,617	17,573,098	4,690,696	3,963,628
Loss from continuing operations	(530,973)	(1,966,177)	(2,688,378)	(16,193,696)	(7,308,628)	(4,735,273)	(932,062)
Loss from continuing operations per common share	(0.08)	(0.19)	(0.15)	(0.60)	(0.22)	(0.16)	(0.02)

We commenced our exploration stage in January 2004 with the change in the management of the Company.  From January 2004 until March 2006, we were strictly a mineral exploration company.  Beginning with new management appointments and our acquisition of Timberline Drilling, a drilling services company, in March 2006, we advanced a new, aggressive business plan.  Prior to our new business model, the addition of new management, and the purchase of Timberline Drilling, the Company had no reported revenues and accumulated losses.

SELECTED PRO FORMA COMBINED FINANCIAL DATA
AND UNAUDITED PER SHARE DATA

The following tables set forth selected per share historical information and unaudited pro forma combined per share historical information.  The pro forma amounts included in the tables below are presented as if the acquisition had been consummated for all periods presented, have been prepared in accordance with U.S. GAAP, but have not been audited.  You should read this information in conjunction with, and such information is qualified in its entirety by, the consolidated financial statements and accompanying notes of Staccato (including the related Management’s Discussion and Analysis) contained in this Proxy Statement, the consolidated financial statements and accompanying notes of Timberline Resources (including Management’s Discussion and Analysis) contained in our annual reports on Form 10-K and quarterly reports on Form 10-Q, and the unaudited pro forma combined financial statements and accompanying discussions and notes.  The pro forma amounts in the tables below are presented for informational purposes.  You should not rely on the pro forma amounts as being indicative of the financial position or the results of operations of the combined company that would have actually occurred had the acquisition been consummated during the periods presented or of the future financial position or future results of operations of the combined company.

Pro Forma Combined Timberline and Staccato

Timberline reports its financial results on a fiscal year basis ending September 30 of each year.  Staccato reports its financial results on a fiscal year basis ending April 30 of each year.  All unaudited pro forma balance sheet data is presented as of December 31, 2009.  As Staccato’s year end differs from Timberline’s year end by more than 93 days, in accordance with SEC rules, the income statement information for Staccato includes information for the twelve-month period ended October 31, 2009, which has been derived from the unaudited financial statements of Staccato for that period   The information for Staccato’s twelve-month period ended October 31, 2009 has been combined with Timberline’s twelve-month period ended September 30, 2009.

Pro Forma Selected Financial Data

As at December 31, 2009 (unaudited)
Balance Sheet
Total assets	$34,710,867
Current liabilities	$9,607,093
Long term obligations	$562,677
Total liabilities	$10,169,770
Shareholders’ equity	$24,541,097
Capital stock	$55,762

	Year ended September 30, 2009 (unaudited)	Three months ended December 31, 2009 (unaudited)
Income Statement
Operating revenue	$17,573,098	$3,963,628
Loss from continuing operations	$(9,592,504)	$(1,378,749)

		As at December 31, 2009 (unaudited)
Pro forma per share data:
Balance Sheet
Book value per share		$0.44
Cash dividends declared per share		$-
	Year ended September 30, 2009 (unaudited)	Three months ended December 31, 2009 (unaudited)
Pro forma per share data:
Income Statement
Loss per share from continuing operations	$(0.20)	$(0.03)

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial statements are based on the respective historical consolidated financial statements and the accompanying notes of Timberline and Staccato adjusted to give effect to the proposed acquisition of Staccato by Timberline, and the related issuance of 14,517,542 shares of Timberline Common Stock as partial consideration for the purchase.

Timberline reports its financial results on a fiscal year basis ending September 30 of each year.  Staccato reports its financial results on a fiscal year basis ending April 30 of each year. The unaudited pro forma condensed combined balance sheet is based on historical balance sheets of Timberline and Staccato and has been prepared to reflect the purchase as if it had been completed on December 31, 2009.  The unaudited pro forma condensed combined statements of income for the three months ended December 31, 2009 and the twelve months ended September 30, 2009 assume that the purchase had been completed as of October 1, 2008.   As Staccato’s year end differs from Timberline’s by more than 93 days, Timberline’s audited consolidated statement of income for the year ended September 30, 2009 has been combined with Staccato’s unaudited consolidated statement of income for the twelve-month period ended October 31, 2009. These unaudited pro forma condensed combined financial statements should be read in conjunction with the historical consolidated financial statements and accompanying notes of Timberline (including their Management’s Discussion and Analysis) and Staccato (including their Management’s Discussion and Analysis) incorporated by reference into this proxy statement as well as the summary selected historical consolidated financial data included elsewhere in this proxy statement.

The acquisition of Staccato by Timberline will be accounted for as a purchase in accordance with accounting principles generally accepted in the United States.  Under the purchase method of accounting, the total purchase price will be allocated to the assets acquired and the liabilities assumed of Staccato based on their respective fair values.  A preliminary allocation of the purchase costs has not been made for major categories of assets and liabilities in the accompanying pro forma financial statements.  The actual allocation of purchase cost and the resulting effect on income from operations may differ significantly from the pro forma amounts included herein once a valuation and the allocation process is completed.

Timberline management believes that the unaudited pro forma condensed combined financial statements reflect a reasonable estimate of the Staccato Acquisition based on currently available information as set forth in the notes to such statements and are not necessarily an indication of the results that would have been achieved had the purchase been completed as of the dates indicated or that may be achieved in the future. The unaudited pro forma condensed combined financial statements do not include the realization of any cost savings from operating efficiencies, synergies or other restructurings resulting from the acquisition. Therefore, the actual amounts recorded as of the completion of the purchase and thereafter may differ materially from the information presented herein.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

Timberline Resources Corp.
Unaudited Pro Forma Consolidated Balance Sheet
December 31, 2009
	As Reported
	Timberline Resources Corp.	Staccato Gold Resources Ltd. (Canadian GAAP)	US GAAP Adjustments	Notes	Staccato Gold Resources Ltd. (US GAAP)		Transaction Adjustments	Notes	Pro Forma Consolidated Timberline Resources Corp.
	(Expressed in United States dollars unless otherwise stated)
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$4,291,135	$6,777,030	$-		$6,777,030	$			$11,068,165
Accounts receivable, net	40,000	-	-		-				40,000
Materials and supplies inventory	953,836	-	-		-				953,836
Other current assets	774,146	19,322	-		19,322				793,468
Total current assets	6,059,117	6,796,352	-		6,796,352		-		12,855,469
Property, mineral rights and equipment, net	6,231,822	8,881,728	(8,448,077)	2(i)	433,651		11,543,429	3&4(a)	18,208,922
Goodwill	2,808,524	-	-		-				2,808,524
Investment in joint venture	621,000	-	-		-				621,000
Other non-current assets	216,972	-	-		-				216,972
TOTAL ASSETS	$15,937,435	$15,678,080	$(8,448,077)		$7,230,003		$11,543,429		$34,710,867

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$592,214	$55,836	$-		$55,836	$			$648,050
Accrued expenses	1,253,073	-	-		-		1,000,000	3&4(b)	2,253,073
Convertible note payable to related party	5,000,000	-	-		-				5,000,000
Accrued interest on convertible note payable to related party, due at maturity	616,008	-	-		-				616,008
Customer advances	600,000	-	-		-				600,000
Other current liabilities	489,962	-	-		-				489,962
Total current liabilities	8,551,257	55,836	-		55,836		1,000,000		9,607,093

LONG-TERM LIABILITIES:
Other long-term liabilities	562,677	-	-		-				562,677
TOTAL LONG-TERM LIABILITIES	562,677	-	-		-		-		562,677

STOCKHOLDERS' EQUITY:
Capital stock, additional paid-in capital and contributed surplus	32,885,939	25,966,917	-		25,966,917		(25,966,917)	4(c)	49,145,586
							16,259,647	3
Options and warrants	-	-	-		-		1,457,949	3	1,457,949
Other equity accounts	-	(810,962)	-		(810,962)		810,962	4(c)	-
Deficit	(26,062,438)	(9,533,711)	(8,448,077)	2(ii)	(17,981,788)		17,981,788	4(c)	(26,062,438)
TOTAL STOCKHOLDERS' EQUITY	6,823,501	15,622,244	(8,448,077)		7,174,167		10,543,429		24,541,097
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$15,937,435	$15,678,080	$(8,448,077)		$7,230,003		$11,543,429		$34,710,867

See accompanying notes to unaudited pro forma consolidated financial statements.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

Timberline Resources Corp.
Unaudited Pro Forma Consolidated Statement of Operations
For the three months ended December 31, 2009

	As reported
	Timberline Resources Corp.	Staccato Gold Resources Ltd. (Canadian GAAP)	US GAAP Adjustments	Notes	Staccato Gold Resources Ltd. (US GAAP)	Pro Forma Consolidated Timberline Resources Corp.

Revenues	$3,963,628	$-	$-		$-	$3,963,628
Cost of revenues	3,187,885	-	-		-	3,187,885
Gross profit	775,743	-	-		-	775,743
Operating expenses	1,608,408	290,813	163,926	2(i)	454,739	2,063,147
Loss from operations	(832,665)	(290,813)	(163,926)		(454,739)	(1,287,404)
Other income (expense)
Other income (expense)	59,229	(6,444)	-		(6,444)	52,785
Interest income	5,457	14,496	-		14,496	19,953
Interest expense	(164,083)	-	-		-	(164,083)
Total other income (expense)	(99,397)	8,052	-		8,052	(91,345)

Loss before income taxes	(932,062)	(282,761)	(163,926)		(446,687)	(1,378,749)
Income tax provision	-	-	-		-	-

NET LOSS	$(932,062)	$(282,761)	$(163,926)		$(446,687)	$(1,378,749)

Net loss per share available to common stockholders,
basic and diluted	$(0.02)					$(0.03)
Weighted average number of common shares outstanding,
basic and diluted	38,339,547					52,857,089

See accompanying notes to unaudited pro forma consolidated financial statements.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

Timberline Resources Corp.
Unaudited Pro Forma Consolidated Statement of Operations
For the year ended September 30, 2009

	As reported
	Timberline Resources Corp.	Staccato Gold Resources Ltd. (Canadian GAAP)	US GAAP Adjustments	Notes	Staccato Gold Resources Ltd. (US GAAP)	Pro Forma Consolidated Timberline Resources Corp.

Revenues	$17,573,098	$-	$-		$-	$17,573,098
Cost of revenues	16,028,790	-	-		-	16,028,790
Gross profit	1,544,308	-	-		-	1,544,308
Operating expenses	7,490,108	2,808,091	(282,419)	2(i)	2,525,672	10,015,780
Loss from operations	(5,945,800)	(2,808,091)	282,419		(2,525,672)	(8,471,472)
Other income (expense)
Other income (expense)	(201,045)	75,845	-		75,845	(125,200)
Interest income	32,915	165,951	-		165,951	198,866
Interest expense	(1,339,787)	-	-		-	(1,339,787)
Total other income (expense)	(1,507,917)	241,796	-		241,796	(1,266,121)

Loss before income taxes	(7,453,717)	(2,566,295)	282,419		(2,283,876)	(9,737,593)
Income tax benefit	145,089	-	-		-	145,089

NET LOSS	$(7,308,628)	$(2,566,295)	$282,419		$(2,283,876)	$(9,592,504)

Net loss per share available to common stockholders,
basic and diluted	$(0.22)					$(0.20)
Weighted average number of common shares outstanding,
basic and diluted	33,698,856					48,216,398

See accompanying notes to unaudited pro forma consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(Expressed in United States dollars unless otherwise stated)
September 30, 2009 and December 31, 2009
(Unaudited)

1.  Basis of presentation

On March 23, 2009 Timberline Resources Corp. (“Timberline” or the “Company”) announced that it intends to acquire all of the outstanding common shares of Staccato Gold Resources Ltd (“Staccato”).

These unaudited pro forma consolidated financial statements have been prepared to give effect to the Company’s acquisition of Staccato (the “Acquisition”). These unaudited pro forma consolidated financial statements have been prepared on the basis that each Staccato shareholder will receive shares of common stock of Timberline in exchange for their Staccato common shares.

These unaudited pro forma consolidated financial statements have been compiled from and include:

(a)  An unaudited pro forma consolidated balance sheet combining the unaudited balance sheet of Timberline as at December 31, 2009 with the unaudited balance sheet of Staccato as at January 31, 2010 giving effect to the transaction as if it occurred on December 31, 2009.

(b)  An unaudited pro forma consolidated statement of operations combining the audited statement of operations of the Company for the year ended September 30, 2009 with the unaudited constructed statement of operations of Staccato for the twelve months ended October 31, 2009, giving effect to the transaction as if it occurred on October 1, 2008. Staccato’s statement of operations for the twelve months ended October 31, 2009 has been constructed by adding together (a) the results for the six months ended April 30, 2009, (derived from Staccato’s audited financial statements for the year ended April 30, 2009 and the unaudited interim results for the six months ended October 31, 2008) and (b) the unaudited interim results for the six months ended October 31, 2009.

(c)  An unaudited pro forma consolidated statement of operations combining the unaudited statement of operations of the Company for the three months ended December 31, 2009 with the unaudited statement of operations of Staccato for the three months ended January 31, 2010, giving effect to the transaction as if it occurred on October 1, 2008.

The unaudited pro forma consolidated balance sheet and statements of operations have been presented on the above basis to ensure that the unaudited pro forma consolidated financial statements reflect the acquired business financial statements for a period that is no more than 93 days from Timberline’s year-end.

The unaudited pro forma consolidated financial statements have been compiled using the significant accounting policies as set out in the audited financial statements of Timberline for the year ended September 30, 2009. The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company and Staccato described above.

Management of Timberline has consolidated certain line items from the Staccato financial statements in an attempt to conform to the presentation of the Company’s financial statements. It is management’s opinion that these unaudited pro forma consolidated financial statements include all adjustments necessary for the fair presentation of the transactions described in Note 3 in accordance with United States generally accepted accounting principles (“US GAAP”).

Staccato prepares its financial statements in accordance with Canadian GAAP and in Canadian dollars. These financial statements have been translated to US GAAP, as more fully described in note 2. The conversion from Canadian dollars to U.S. dollars has been reflected at the rates described in the following table.

As at January 31, 2010	0.93
Average for the three months ended January 31, 2010	0.95
Average for the twelve months ended October 31, 2009	0.86

The unaudited pro forma consolidated financial statements are not intended to reflect the results of operations or the financial position of the Company which would have actually resulted had the proposed transactions been effected on the dates indicated. Further, the unaudited pro forma financial information is not necessarily indicative of the results of operations that may be obtained in the future. The pro forma adjustments and allocations of the purchase price for Staccato are based in part on estimates of the fair value of the assets acquired and liabilities assumed. The final purchase price allocation will be completed after asset and liability valuations are finalized. The final valuation will be based on the actual net tangible and intangible assets of Staccato that exist as of the date of the completion of the acquisition. Any final adjustments may change the allocation of purchase price which could affect the fair value assigned to the assets and liabilities and could result in a change to the unaudited pro forma consolidated financial statements. In addition, the impact of integration activities, the timing of completion of the acquisition and other changes in Staccato’s net tangible and intangible assets prior to the completion of the acquisition, which have not been incorporated into these unaudited pro forma consolidated financial statements, could cause material differences in the information presented.

2.  Reconciliation to United States Generally Accepted Accounting Principles

(i) Mineral property costs and deferred exploration costs

Under accounting principles generally accepted in Canada (“Canadian GAAP”) resource property exploration costs may be deferred and amortized to the extent they meet certain criteria. Under US GAAP, exploration costs must be expensed as incurred. Therefore an additional expense is required under US GAAP.

The effects of the foregoing differences are summarized as follows:

Pro forma balance sheet at December 31, 2009

The US GAAP statement reflects $433,651 balance for Property, mineral rights and equipment, net. ($8,881,728 under Canadian GAAP).

Pro forma statements of operations

Exploration Expenditures amount to $163,926 and $(282,419) under US GAAP for the three months ended December 31, 2009 and twelve months ended September 30, 2009 respectively. These expenditures are capitalized for Canadian GAAP purposes but are expensed under US GAAP.  The amount of the difference for the twelve months ended September 30, 2009 is a negative amount because the Canadian GAAP statement of operations for Staccato included a write off of mineral exploration properties of $2,039,736 that would have been expensed in previous periods under US GAAP, and thus has been reversed in the twelve month period ending September 30, 2009 for US GAAP reconciliation purposes.  This adjustment more than offset the $1,711,342 in mineral exploration costs capitalized under Canadian GAAP during the twelve months ended September 30, 2009 that have been expensed under US GAAP

(ii) Deficit

The US GAAP pro forma balance sheet at December 31, 2009 reflects increase in deficit of $8,448,077 due to the write-off of deferred mining and exploration expenses described above.

3.  Business acquisition

The business combination will be accounted for as a purchase transaction, with Timberline as the acquirer of Staccato.

In consideration for the acquisition of Staccato, the Company will issue one share of Timberline common stock for every seven outstanding common shares of Staccato totaling approximately 14,517,542 common shares to shareholders of Staccato, representing approximately $16.3 million total value based on the price of Timberline’s common stock. For accounting purposes, the measurement of the purchase consideration in the unaudited pro forma consolidated financial statement information is based on the average of the high and low prices of Timberline common shares on March 22, 2010, the day before the announcement date of the transaction, of $1.12 per each Timberline share.

Each Staccato warrant or stock option which gives the holder the right to acquire shares in the common stock of Staccato when presented for execution will be exchanged for a warrant or stock option which will give the holder the right to acquire shares in the common stock of Timberline on the same basis as the exchange of Staccato common shares for Timberline common shares. The Company anticipates that all outstanding Staccato options will be exercised and converted into common shares of Staccato, or be cancelled, prior to the closing of the proposed transaction. The outstanding Staccato warrants have been included in the purchase consideration at their fair value of approximately $1.5 million based on the Black-Scholes pricing model.

The principal assumptions used in applying the Black-Scholes option-pricing model were as follows:

Risk-free interest rate	0.41%
Dividend yield	N/A
Volatility factor	110.1%
Remaining period to expiry date — warrants (weighted average)	15.5 months

The value of the purchase consideration for accounting purposes may differ from the amount assumed in the unaudited pro forma consolidated financial statement information due to any future changes in the negotiation process as well as changes in the fair value of Timberline common stock and the Staccato warrants prior to closing of the transaction.

After reflecting the pro forma purchase adjustments, the excess of the purchase consideration over the adjusted book values of Staccato’s assets and liabilities has been allocated in full to Property, mineral rights and equipment, net. Upon consummation of the proposed acquisition of Staccato, the fair value of all identifiable assets and liabilities acquired will be determined. On completion of valuations, with a corresponding adjustment to the historic carrying amounts of property, plant and equipment, or on recording of any finite life intangible assets on acquisition, these adjustments will impact the measurement of amortization recorded in consolidated income statements of Timberline for periods after the date of acquisition. Typically, any increase in the values assigned by Timberline to Staccato’s capital assets would result in increased amortization charges. The fair value of the net assets of Staccato to be acquired will ultimately be determined after the closing of the transaction. Therefore, it is likely that the fair values of assets and liabilities acquired will vary from those shown below and the differences may be material. The preliminary purchase price allocation is subject to change and is summarized as follows:

Purchase price:
Shares issued on acquisition	$16,259,647
Warrants	1,457,949
Severance, advisory and acquisition related expenses of Staccato (estimated)	1,000,000
$18,717,596

Net assets acquired:
Cash and cash equivalents	$6,777,030
Other current assets	19,322
Property, mineral rights and equipment, net	11,977,080
Accounts payable and accrued liabilities	(55,836)
$18,717,596

4.  Pro forma assumptions and adjustments

The unaudited pro forma consolidated financial statements incorporate the following pro forma assumptions:

(a) The purchase price for the Acquisition has been allocated to the acquired assets and liabilities on a pro forma basis as described in Note 3.

(b) Severance, advisory and acquisition related expenses to be incurred by Staccato as a result of the Acquisition have been estimated to be $1,000,000.

(c) Represents elimination of acquired business capital stock, equity accounts and accumulated deficit.

5.  Pro forma share capital

Pro forma share capital as at December 31, 2009 has been determined as follows:

	Number of
	shares	Amount
Issued common shares of Timberline	41,244,398	$32,885,939
Shares issued for acquisition of Staccato	14,517,542	16,259,647
Pro forma balance	55,761,940	$49,145,586

6.  Pro forma loss per share

Pro forma basic loss per share for the three months ended December 31, 2009 and the year ended September 30, 2009 has been calculated based on actual weighted average number of Timberline common shares outstanding for the respective periods and the assumed number of Timberline common shares issued to Staccato shareholders being effective on October 1, 2009 and October 1, 2008 respectively.

	Three Months Ended	Year Ended
	December 31, 2009	September 30, 2009
	(Shares or US dollars)
Actual weighted average number of Timberline common shares outstanding	38,339,547	33,698,856
Assumed number of Timberline common shares issued to Staccato shareholders	14,517,542	14,517,542

Pro forma weighted average number of Timberline common shares outstanding	52,857,089	48,216,398

Pro forma net loss	$(1,378,749)	$(9,592,504)
Pro forma adjusted basic loss per share	$(0.03)	$(0.20)

INFORMATION ABOUT STACCATO GOLD RESOURCES LTD.

Description of Business

Name and Incorporation

Staccato was incorporated in British Columbia on March 13, 2000 under the name Balsam Ventures Inc.  The Company changed its name to Staccato Gold Resources Ltd. on September 18, 2003. On April 22, 2004, the Company transitioned under the Business Corporations Act (British Columbia). The head office of Staccato is located at 2060-777 Hornby Street, Vancouver, British Columbia, V6Z 1T7, and its registered and records office is located at 595 Howe Street, Vancouver, British Columbia, V6C 2T5.

Staccato is a Canadian-based resource company in the business of acquiring, exploring and developing mineral properties.  All of Staccato's assets are located in the United States.  Staccato also has rights to extensive databases including geological reports, maps and drill logs on most of its properties, and is compiling the technical information contained in these databases for each of its properties.

Staccato has one wholly-owned subsidiary, BH Minerals USA, Inc., which is incorporated in Nevada.

Business

Staccato is a natural resource company engaged in the acquisition and exploration of mineral properties that hold the potential to contain gold deposits which could be developed.  Staccato is currently focused on gold exploration in the dominant gold producing trends in Nevada.  Staccato’s management regards Nevada as one of the best gold exploration jurisdictions for geological, regulatory and environmental reasons.

Staccato has one flagship gold exploration project (Lookout Mountain), and several other projects at various stages of exploration in the prolific Cortez/Battle Mountain/Eureka trend in north-central Nevada.  All of Staccato's mineral properties are currently at the exploration stage.

Principal Projects

Staccato has one flagship gold exploration project (Lookout Mountain), and several other projects at various stages of exploration in the prolific Cortez/Battle Mountain/Eureka trend in north-central Nevada.

South Eureka Property (Cortez/Eureka Trend)

Staccato’s South Eureka property comprises an area of approximately 6,000 hectares (~15,000 acres) or more than 60 square kilometers (23 square miles).  The property is located approximately 8 kilometers (5 miles) south of the town of Eureka, Nevada, in the Eureka Mining district within the Battle Mountain – Eureka Trend, also referred to as the Cortez Trend.  Barrick Gold’s Archimedes (Ruby Hill) mine, which recommenced production in 2007, is located approximately 7.2 kilometers (4.5 miles) north of the South Eureka property.  Historic production from the district totals in excess of 2 million ounces of gold.

The South Eureka property is comprised of 845 unpatented and 15 patented claims and several projects including: Lookout Mountain, Hiero/Syracuse, Windfall Patents, South Ratto, Hoosac/North Amselco, and New York Canyon.  Historic open pit mines on the property include: the Windfall pit, the Rustler pit, North and South Paroni pits, and the Lookout Mountain pit.  Staccato’s database contains over 83,621 meters (274,347 feet) of drill information from 538 drill holes that have been completed on the property from 1970 through January 2010.

The South Eureka property has no known reserves, as defined under SEC Industry Guide 7 of the United States Securities Act of 1933, as amended, and the proposed program for the property is exploratory in nature.

Property Description

The South Eureka property is located in the southern part of the Eureka mining district of Eureka County, Nevada, within T19N, R53E and unsurveyed T17N and T18N, R53E at the southern end of the Cortez Trend (Battle Mountain/Eureka Trend).  The South Eureka property is also within the bounds of the United States Geological Survey (which we refer to as the “USGS”) 1:24,000 scale 7.5 minute topographic series maps of the Pinto Summit and Spring Valley Summit quadrangle.

OREGON
IDAHO
UTAH
ARIZONA
CALIFORNIA
McDermitt
Getchell Trend
Chimney
Getchell
Pinson
Winnemucca
Rabbit Creek
Jerritt Canyon
Independence Trend
Wells
I-80
Carlin
Elko
Lone Tree
Marigold
Battle Mtn.
Gold Acres
Carlin Trend
Battle Mountain Eureka Trend
Horse Canyon
Buckhorn
Lovelock
Pipeline
Cortez Hills
Gold Bar
Tonkin Springs
Archimedes
Reno- Fernley
Sparks
Austin
Eureka
Fallon
Ruby Hill
Windfall
Ratto Canyon
50
Ely
South Eureka District Project
6
95
Round Mtn.
Hawthorne
367
Tonopah
Pioche
Goldfield
93
KEY
South Eureka District Project
Approximately 4362500N, 588160E UTM
Gold Trend
Major Gold Deposit
0 10 20 30
Miles
Beatty
95
I-15
Las Vegas
N

Staccato Gold Resources Ltd.
Figure 1
South Eureka District Project
General Location and
Regional Mineralization
State of Nevada

Drawn By: Robin Y. Webber February 2005

New York Canyon
South Rustler
"W" Claims
Windfall Patents
Hiero Syracuse
Hoosac
North Amselco
Lookout Mountain
South Ratto

The South Eureka property includes five contiguous claim groups known as Lookout Mountain, South Ratto, Hoosac/North Amselco, Hiero/Syracuse, and the Windfall Patents; and one non contiguous claim group known as New York Canyon.

SOUTH EUREKA
PROPERTY SUMMARY
Portions of T17-19N R53-54E
Eureka County, Nv.

Scale 1:84,000
1" = 7,000'
0 7000'
FEET

STACCATO GOLD
RESOURCES LTD.

STACCATO GOLD RESOURCES, LTD.
Suite 305 - 595 Howe Street, Vancouver,
BC Canada, V6C 2T5

Claims on the South Eureka property have been located under the General Mining Laws of the United States on US Bureau of Land Management (which we refer to as the “BLM”) managed lands.

Staccato pays claim maintenance fees on the South Eureka property of $140 per claim per year in federal fees, and $10.50 per claim per year, plus US$4.00 per group, in county fees, for a total amount of $127,172.50 per annum.  The $140 per claim is due to the BLM by September 1st each year, and the remainder is due to Eureka County by November 1st each year.  The fees are expected to increase in 2010.  Table 1 summarizes the claims and royalties for the South Eureka property:

Table 1
South Eureka Property Claim and Royalty Summary

Property Name & Agreements/Royalties	Type of Claim	Number of Claims	Area	Annual Claim Maintenance Fees (US$)
Lookout Mountain Mining lease and agreement dated August 22, 2003, and amended on June 1, 2008, between Staccato and Rocky Canyon Mining Company; 3.5% Net Smelter Return (NSR) royalty + 1.5% NSR royalty capped at $1.5 million (excludes Trevor and Dave claims); 20 year lease term commencing June 1, 2008; annual advanced royalty payment of $72,000. (Pending legal opinion, additional 2% NSR possible)	Unpatented	373	2,577 hectares (6,368 acres)	Federal fees: $140 * 373 = $52,220 County fees: ($10.50 * 373) + $4.00 = $3,920.50
South Ratto BH Minerals USA, Inc. holds title; 4% NSR	Unpatented	108	869 hectares (2,148 acres)	Federal fees: $140 * 108 = $15,120 County fees: ($10.50 * 108) + $4.00 = $1,138
Hoosac/North Amselco BH Minerals USA, Inc. holds title, under lease to DFH, a subsidiary of Royal Gold. Staccato currently pays all claim fees.				Federal fees: $140 * 208 = $29,120 County fees: ($10.50 * 208) + $4.00 = $2,188 (includes Hoosac, N. Amselco, and South Rustler/W-Claims)
Hoosac 4% NSR + 2% NSR + 0.75% NSR	Unpatented	98	580 hectares (1,434 acres)
Little Rosa (Hoosac royalty applies)	Patented	1		Taxes: $10
North Amselco 4% NSR + 1% NSR + 1.6% NSR + 0.75% NSR	Unpatented	94	690 hectares (1,707 acres)
Rambler (North Amselco royalty applies)	Patented	1		Taxes: $10
South Rustler/W-Claims Claims owned by DFH Co., a subsidiary of Royal Gold, Inc. Draft agreement in place pursuant to which Staccato would acquire the 16 claims, subject to the following royalties: 4% NSR + 2% NSR + 0.75% NSR. The Hoosac/North Amselco lease agreement would then cancel.	Unpatented	16	112 hectares (278 acres)
Hiero/Syracuse BH Minerals USA, Inc. holds title. (Includes 2 mill sites on Syracuse 1 & 2) (Pending legal opinion, 2% NSR possible)	Unpatented	111	765 hectares (1,892 acres)	Federal fees: $140 * 111 = $15,540 County fees: ($10.50 * 111) + $4.00 = $1,169.50
Windfall Patents Mining lease and option agreement between BH Minerals USA, Inc. and Century Gold. Annual lease payment of $48,000; April 1, 2012 lease term; property may be purchased anytime before February 28, 2012 for $750,000; 4% NSR	Patented	13	67 hectares (166 acres)	Taxes: $126
New York Canyon BH Minerals USA, Inc. holds title; 4% NSR + 1.5% NSR	Unpatented	45	343 hectares (847 acres)	Federal fees: $140 * 45 = $6,300 County fees: ($10.50 * 45) + $4.00 = $476.50
Total Unpatented Lode Claims		845	6,003 hectares (14,833 acres)	Federal & County Fees: $127,172.50
Total Patented Lode Claims		15		Total Taxes: $146

Staccato has the right to explore and develop the Lookout Mountain project subject to a mining lease and agreement dated August 22, 2003 with Rocky Canyon Mining Company, and amended on June 1, 2008.  The lease term was extended to 20 years on June 1, 2008, and thereafter for as long as minerals are mined on the project.  Advanced royalty payments are $6,000 per month, or $72,000 per annum.  The work commitment on the project has been fulfilled.  A 3.5% net smelter return royalty, plus a 1.5% net smelter return royalty capped at $1.5 million (excludes Trevor and Dave claims) exists on the project.  In addition, a 2% NSR royalty may exist, pending a legal opinion that is forthcoming.

Monthly lease payments of $4,000, or $48,000 per annum are due to maintain the Windfall Patents in good standing.  Staccato has the option to purchase the project for US$750,000 if the option is exercised before February 2012.  The term of the agreement extends until April 2012.  A 4% net smelter return royalty exists on the project.

The Hiero/Syracuse, South Ratto, and New York Canyon projects are owned by BH Minerals USA, Inc., Staccato’s wholly owned subsidiary company, subject to royalty agreements.  Net smelter return royalties ranging from nil to 5.5% exist on the projects.  Pending a legal opinion that is forthcoming, the same 2% NSR royalty referenced above may exist on the Hiero/Syracuse project.

The Hoosac/North Amselco project is comprised of the Hoosac, North Amselco, and South Rustler/W-claim groups.  The Hoosac and North Amselco claims are owned by BH Minerals USA, Inc., and are currently under lease to DFH Co., a subsidiary of Royal Gold, Inc.  No payments are due under the lease agreement.  The South Rustler/W-Claims are owned by DFH Co.  A draft agreement is in place pursuant to which Staccato would acquire the South Rustler/W-Claims, and the Hoosac/North Amselco lease agreement would cancel.  Net smelter return royalties ranging from 6.75% to 7.35% exist on the projects.  Staccato currently pays all of the claim maintenance fees for the Hoosac/North Amselco project.

Accessibility, Physiography, Climate and Infrastructure

The South Eureka property is located 4 to 8 miles (6.4 to 12.9 kilometers) south and southwest of the town of Eureka, within the southern part of the Eureka Mining district of Eureka County, Nevada.  The South Eureka property is located at the southeastern end of the Cortez Trend (Battle Mountain/Eureka trend) of gold and base-metal deposits in north-central Nevada.

Terrain on the South Eureka property is rugged, with high ridges, steep canyons, and narrow valleys.  Elevations range from 7,000 to 9,000 feet (2,134 to 2,744 meters).  Ridges show abundant bedrock exposures, slopes and valleys are typically covered by soil and alluvium.  Sagebrush abounds in lower-elevation areas while juniper and pinion cover the higher elevations.  Grasses and shrubs grow on the highest ridge tops.  The climate of the project area is semi-arid with the area receiving moderate winter snows and occasional summer thunderstorms, with heavy rain from time to time during otherwise hot and dry summers.  In winter, access is not maintained off the paved roads and November snow commonly lingers until April.  Temperatures range in winter from as cold as -10ºF (-23.3ºC) to summer temperatures of occasional days near 100ºF (37.8ºC).

U.S. Highway 50 passes to the east of the South Eureka property and access is gained by heading south out of Eureka on the Highway and connecting with unpaved local roads, some of which are periodically maintained by Eureka County.  The Goodwin Canyon unpaved road exits the outskirts of Eureka and runs to the southwest to access the west side of the New York Canyon group.  The turnoff for the New York Canyon claim group is about a half mile south of Eureka on U.S. Highway 50 and is an unpaved road running up New York Canyon to the east side of the claim group.

The Windfall group and the northern parts of the Hoosac and Lookout Mountain groups are accessed by the Windfall Canyon Road and its westward extension (the former haul road for the Lookout Mountain Mine), which turns southwest off U.S. Highway 50 approximately 2 miles south of Eureka.

The southern parts of the South Eureka property are accessed by traveling approximately 8 miles south of Eureka on U.S. 50 to South Gate, then 1 mile south-southwest on the Fish Creek Valley road to the unimproved Secret Canyon Road, then northwest to the southern part of the Hoosac bloc. Approximately 2 miles from South Gate on the Fish Creek Valley Road, a turnoff to the west and northwest on the Ratto Canyon Road accesses the southern portion of the Lookout Mountain group.  Many dirt tracks within the South Eureka property allow additional access.

Summer temperatures usually consist of many consecutive days of over 90º F (32.2º C), and temperatures can reach as high as 100º F (40.6° C) or more. Winter temperatures generally range from as cold as below 0º F (17.8ºC) to usually in the 20º to 35ºF (-6.67º to 1.7 º C) range. Precipitation amounts vary from year to year, averaging about 10.0 inches (25.4 cm) for the area. Several feet of snow usually accumulate on the property during the winter months.

The South Eureka property is situated in north-central Nevada in an area with established mining infrastructure. Transmission power lines serve Eureka from the north.  All essential services such as food and lodging are available in Eureka, including the dockage for shipments of heavy equipment.  A small airport at Eureka is available for private air transport.  Railroad access also is available in the area.  The gold mines of north-central Nevada continue to produce a significant portion of the world’s gold, and skilled miners and mining professionals are available in Eureka, and 100 miles to the north in Carlin, Elko, and Spring Creek.  Permitting a mining operation in Nevada has been a process with which local, state and federal regulators are very familiar and generally cooperative.

Historic Exploration

The most significant exploration approach on the South Eureka property has been the drilling programs mounted over recent years.  Such exploration on the South Eureka property spans a period of over twenty years.  Drilling on the Hoosac and Windfall blocs date from Norse-Windfall (63 holes, 1970s-1980s), Amselco (8 holes, mid-1980s), Tenneco (18 holes, 1989-1991), Pathfinder (18 holes, 1993) and Pathfinder/Cambior (36 holes, 1995-1997).  On the Lookout Mountain claim group, drilling programs began with Amselco (296 holes, 1978-1985) followed by the Windfall group (20 holes, 1986), EFL Gold Company (10 holes, 1990), Barrick (40 holes, 1992-93), and Echo Bay (70 holes, 1994-95).  The drilling programs were conducted concurrent with and guided by extensive geologic mapping, geochemical rock and soil sampling programs and air and ground geophysics.  Geological mapping and geochemical programs were very successful in discovering target areas characterized by permissive structures and traces of gold with arsenic, antimony, and mercury toxic element anomalies in soil and rock.

The methods of collection and analyses of some historical soil and rock samples were not always available in the data, but it is likely that the samples were collected, documented, prepared and analyzed to the standards of professional diligence and analytical techniques applicable at the time.  The importance of a geochemical-geological exploration approach is evidenced by the fact that the drilling of many such anomalies has resulted in significant indications of disseminated gold mineralization.  The Windfall, Rustler, and Paroni deposits on the Windfall claims and the Lookout Mountain on the Lookout Mountain group were discovered by drilling soil and rock anomalies in permissive structural and stratigraphic settings.  Drill testing of several geochemical anomalies in permissive geological settings has also resulted in the discovery of several promising zones of gold mineralization on the Hoosac, Windfall, and Lookout Mountain claim groups.  As yet, these zones have not been fully tested.

Amselco Exploration began exploring the Lookout Mountain property in 1978, conducting an extensive geologic mapping, soil and rock sampling and an initial 15-hole reverse circulation drilling program which tested gold mineralization along the Ratto Ridge Fault and associated geochemical anomalies and jasperoids developed along the N-S trending Ratto Ridge.  This drilling discovered significant sediment-hosted disseminated gold mineralization at depth.  Amselco drilled 296 holes between 1978 and 1985.  Amselco also discovered five other areas along Ratto Ridge which contain partially developed gold resources.  These areas are located at South Lookout Mountain, Pinnacle Peak, Triple Junction, South Ratto Ridge, and South Adit.  In 1986, while Amselco was in process of becoming BP Minerals, Amselco management decided that the Lookout Mountain deposit was not of further interest even though their geologists reportedly believed the deposit had significant potential.  The property was optioned to a joint venture of three companies which then owned Norse-Windfall Mines, the Eureka Venture.

Windfall continued work at Lookout Mountain, drilled 11 exploration holes, and decided that the deposit had a total of 446,246 tons of 0.12 oz/ton.

In 1990, EFL Gold Mines took bulk samples from the floor of the Lookout Mountain pit.  These samples returned assays values of 0.10 to 0.135 oz/ton Au.  EFL also drilled 9 holes, two of which, drilled 500 feet (152 meters) into the floor of the pit, showed both oxide and sulfide gold mineralization.

Barrick (1992-93) completed geologic mapping, took more than 500 soil samples to expand and fill in Amselco’s grid, and drilled in various places, primarily along Ratto Ridge and for a mile or so north of the ridge.  Drilling targeted favorable stratigraphy at depth near fault intersections.  Barrick discovered that geochemical anomalies are apparently controlled by E-NE and N-NW to NW trending cross structures which intersect the N-S trending Ratto Ridge Fault.  Much of the Barrick work focused on the deeper potential in Cambrian Dunderberg Shale east of the Ratto Ridge Fault, and potential in the Devonian Nevada Group, especially the Bartine Limestone west of the fault.  Outcrops of Bartine Limestone in the area show weak gold mineralization, strong alteration, and anomalous pathfinder element geochemistry.  Barrick drilled 38 holes to a maximum depth of approximately 1,500 feet (457 meters) and encountered several sulfide gold intercepts.

Work by Barrick also included air and ground geophysics, and a stratigraphic and mineralogic geochemical study in conjunction with geologic mapping, developed and prioritized several target areas.  Approximately 800 rock samples were collected and had high-quality multi-element analyses run, ICP and graphite furnace analyses at MB Associates in California, and ICP and neutron activation analysis at Activation Laboratories in Canada.  Mapping, together with results of the Magmachem geochemistry, indicated that mineralization was apparently strongly controlled by E-NE and N-NW to NW trending cross structures near or at the point they intersect the N-S trending Ratto Ridge Fault and the Cambrian Dunderberg Shale and Hamburg Dolomite.  Ultimately, Barrick drilled 40 reverse circulation holes.  However, geological and geochemical targets or additional drilling in areas of known mineralization previously discovered by Amselco found insufficient mineralization to meet Barrick’s objectives.  It should be noted that the potential for mineralization west of the Ratto Ridge crest has not been explored adequately.

Echo Bay (1993-95) not only worked Ratto Ridge but also acquired additional ground to the north, south, and southwest.  They conducted mapping, sampling, and scattered drilling in the area, exploring deep high-grade potential in the Cambrian Dunderberg Shale and Hamburg Dolomite, and testing Devonian Nevada Group targets west of the Ratto Ridge Fault.  Echo Bay drilled several excellent holes, including drill hole EBR 27 which intersected 110 feet (33.5 meters) grading 0.043 oz/ton Au in the Dunderberg, and drill hole EBR-9 which intersected 115 feet (35 meters) grading 0.043 oz/ton Au in the Nevada Group.  Offsets of EBR-9 found 90 feet (27.4 meters) grading 0.028 oz/ton Au, and another hole which was lost before reaching planned depth found 45 feet (13.7 meters) of 0.024 oz/ton Au.  Further offsets of EBR-9 and several widely-spaced holes averaging 2,000 feet (610 meters) deep (EBR 15, 16, 17, 18, and 20) found some anomalous gold along Ratto Ridge but no major intercepts.  Eventually, the Echo Bay project totaled 104 RC holes.  Faced with depletion of budgets with no serious success, the decline in gold prices and large land payments, Echo Bay decided to drop the property.

On the Windfall, Hoosac, and New York Canyon claim groups, Bill Wilson of the Idaho Mining Corp, then Windfall Venture, later Norse-Windfall, initiated reconnaissance mapping, soil and rock chip sampling, trenching, and drilling in the early 1970s.  He noted that the original underground Windfall Mine, which was discovered in 1908 and produced approximately 65,000 tons of ‘invisible gold’ mineralized rock grading 0.368 oz/ton, was a Carlin-type sediment-hosted disseminated gold occurrence.  Wilson’s work emphasized the east side of Hamburg Ridge, the Windfall Trend, where he drilled, with conventional air rotary, holes F1 through F20, and Z-1 through Z-31, Z42, and ZA-1 on the current Windfall group.  He drilled holes Z32-41 on the Hoosac group.  The drill holes were generally from 50 to 250 feet (15 to 76 meters) deep.  Six of Wilson’s original forty-three Z-holes intersected gold mineralization exceeding 0.02 oz/ton.  This success led to infill drilling and the development of the Windfall open pit mine in 1975, and soon thereafter, the Rustler and Paroni open pit mines.  Gold was extracted in a CN heap-leach operation from sanded and silicified dolomite and silicified shale.

No geologic maps exist from this period other than a few maps compiled from USGS work.  Although many drill hole location maps are archived in Century Gold files, the coordinates for many drill hole collars are not available, very few collars are visible in the field, and assay data from infill drilling is poorly documented.

Recent Activity

Staccato continues to work toward completion of a comprehensive technical work program at its South Eureka property.  A large part of the Lookout Mountain project and Windfall Patents project areas have now been mapped and sampled, including a detailed program conducted over the main resource area.  The principle objectives of the mapping and sampling program were to characterize offsets along the main mineralized fault zones at Windfall and Lookout Mountain, identify orientations of mineralized cross structures intersecting the main structural zones, and follow up on soil anomalies.  The mapping program, combined with surface sampling and acquisition of historic data, has provided a clearer understanding of the structures along Ratto Ridge, as well as identified several significant new exploration target areas.

Over 400 drill holes have been re-logged to ensure geologic consistency with surface mapping, and based on this work, new geologic cross sections and plans have been constructed for the entire Lookout Mountain deposit.  Geologic grade shells have also been built, and construction of a 3-D model of the geology, based on the results of historic drill re-logging and mapping efforts, is nearing completion.  This new work and the updated resource estimate will resolve technical issues identified in the past, and provide Staccato with a plan for advancing the property into the scoping/pre-feasibility study phase following one more round of drilling.  Staccato will not meet its goal of completing the updated resource estimate for the Lookout Mountain project by the end of the first calendar quarter, but is continuing to work toward completion of the task.

An exploration Plan of Operations has been submitted to the Bureau of Land Management (BLM) and the State Department of Environmental Protection (NDEP) for the Lookout Mountain project.  The Plan of Operations calls for ~100 hectares (~246 acres) of disturbance that can be accessed for use in a phased approach, and covers the entire Ratto Ridge structural zone.  Once approved, the Plan of Operations will allow Staccato to complete additional infill, metallurgical, and exploration drilling necessary to advance the development of the Lookout Mountain project.

Scoping Study

Staccato retained SRK Consulting U.S. Inc. (SRK) to complete a preliminary economic scoping study of the Lookout Mountain project in 2007.  The study was not completed when it became evident that more technical data was needed to assess the economics of the project, and that SRK had issues with some of the methodology used in the most recent resource estimate.  Specifically, SRK identified that grade shells were not used appropriately to limit tons and grade estimation.  In addition, SRK is of the opinion that insufficient geological constraints were employed in the resource estimation which could lead to inflated numbers.  SRK also believes the density values used in the tonnage calculations were too high, and that in its opinion, additional density determinations are required to improve tonnage calculations in the Lookout Mountain resource estimate.

Technical Work Program

In order to improve understanding of the technical aspects of the project, address the issues noted by SRK, and evaluate the potential of the South Eureka property, Staccato initiated a comprehensive work program in June 2008. The program, which is still underway, includes geologic modeling that will incorporate structural and stratigraphic controls to mineralization, additional density determinations, and new drilling and metallurgical test data.  The results of this work will be incorporated into the updated resource estimate for the Lookout Mountain project.

Current Lookout Mountain Resource Estimate – an updated study is underway

The Lookout Mountain project resource estimate discussion below will be updated in entirety following completion of the ongoing technical work program.

A gold resource estimate for the Lookout Mountain project was completed to NI 43-101 standards in May 2005 by Mr. Neil Prenn, Principal Engineer of Mine Development Associates (MDA) ..   Mr. Prenn's expertise includes: resource and reserve estimation, geostatistics, mine optimization and design, economic analyses, feasibility studies, and management of mining operations.

The MDA data set was limited to reverse circulation and conventional rotary holes that had been drilled up to that time by several different companies.  The MDA model was based on data supplied by Vista Gold as provided to it by Century Gold, and consists of 474 drill holes totaling 65,787 meters (215,838 feet) of drilling.

From November 2005 to April 2007 Staccato conducted a 26 core hole drill program in and near the Lookout Mountain pit.  Staccato engaged independent consultant Leslie Creel (P. Eng.) of Elko, Nevada to perform an updated resource estimate in October, 2006.  The Creel evaluation utilizes all of the holes used in the MDA evaluation, plus 20 of the 26 core holes drilled by Staccato.

The Creel resource estimate used similar parameters to that used by MDA in its resource estimate, which are described in more detail below.  MDA used a krieging model versus Creel who used inverse distance squared drill hole valuations.  Both resource models present the estimated grade and tons for the Lookout Mountain gold deposit at cutoff grades between 0.005 oz/ton and 0.015 oz/ton gold.  All gold values greater than 0.9 oz/ton were cut back to 0.9 oz/ton.  The tables below present a summary comparison of the MDA and Creel global gold resource estimates for the Lookout Mountain project.  The resource estimate is defined along approximately 900 meters (3,000 feet) of the Ratto Ridge structural zone.  The resource estimate using a 0.010 oz/ton cut-off is highlighted for each gold mineralization model.

Table 2

Lookout Mountain Gold Mineralization Estimates –  MDA, May 5, 2005

RCR and Conventional Rotary Data Only (Prenn, 2005)

Measured				Indicated		Inferred
Cut-off Oz/ton	Oz Au	Short Tons	Oz/ton Au	Short Tons	Oz/ton Au	Short Tons	Oz/ton Au
0.005	98,100	4,998,100	0.020	8,507,300	0.021	9,322,600	0.019
0.010	96,100	4,753,500	0.020	8,268,700	0.021	9,309,300	0.019
0.015	77,100	3,184,200	0.024	5,232,000	0.027	5,646,200	0.023

Table 3

Lookout Mountain Gold Mineralization Estimates – Creel, October 15, 2006

RCR, Conventional Rotary and Core Data (Creel, 2006)

Measured				Indicated		Inferred
Cut-off Oz/ton	Oz Au	Short Tons	Oz/ton Au	Short Tons	Oz/ton Au	Short Tons	Oz/ton Au
0.005	267,663	9,358,890	0.029	16,590,160	0.022	25,557,680	0.017
0.010	240,585	5,490,350	0.044	8,550,330	0.036	11,188,410	0.030
0.015	219,050	3,696,025	0.059	5,259,750	0.050	5,719,780	0.047

The mineralization estimates above have been prepared in accordance with the requirements of the securities laws in effect in Canada, which differ from the requirements of United States securities laws.  The terms “mineral resource”, “measured mineral resource”, “indicated mineral resource” and “inferred mineral resource” are defined in and required to be disclosed by are

Canadian mining terms as defined in accordance with Canadian National Instrument 43-101 – Standards of Disclosure for Mineral Projects ( which we refer to as “ NI 43-101 ”) and the Canadian Institute of Mining, Metallurgy and Petroleum (which we refer to as the “CIM ”) - CIM Definition Standards on Mineral Resources and Mineral Reserves, adopted by the CIM Council, as amended.  However, these terms are not defined terms under SEC Industry Guide 7 of the United States Securities Act of 1933, as amended, and are normally not permitted to be used in reports and registration statements filed with the SEC.  Investors are cautioned not to assume that any part or all of mineral deposits in these categories will ever be converted into reserves.  “Inferred mineral resources” have a great amount of uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility. It cannot be assumed that all or any part of an inferred mineral resource will ever be upgraded to a higher category. Under Canadian rules, estimates of inferred mineral resources may not form the basis of feasibility or pre-feasibility studies, except in rare cases. Investors are cautioned not to assume that all or any part of an inferred mineral resource exists or is economically or legally mineable.  Disclosure of “contained ounces” in a resource is permitted disclosure under Canadian regulations; however, the SEC normally only permits issuers to report mineralization that does not constitute “reserves” by SEC Industry Guide 7 standards as in place tonnage and grade without reference to unit measures.  Accordingly, information contained in this proxy statement regarding Staccato’s properties contain descriptions of mineral deposits that may not be comparable to similar information made public by U.S. companies subject to the reporting and disclosure requirements under the United States federal securities laws and the rules and regulations thereunder.

The 2005-2007 core drilling program completed by Staccato provided data to better define the higher-grade breccia-hosted gold zones at the Lookout Mountain pit, and discovered new areas of mineralization.  The core drilling demonstrated the stratabound nature of the gold mineralization in thick zones of collapse breccia within carbonate rock flanking the Ratto Ridge structural zone.  Metallurgical and other technical characteristics of known mineralization at Lookout Mountain have not been thoroughly investigated.

Windfall

Staccato completed a ten hole drill program totaling 2,448 meters (8,030 feet) at its South Eureka property in October 2009.  The drilling program focused on testing the extent of gold mineralization at the Windfall project, which is located approximately 5 kilometers (~3 miles) northeast of the main Lookout Mountain project resource area.  The Windfall project is one of several prospective gold projects on the Company’s extensive South Eureka property in Nevada.

Results from the surface mapping program, historic production and geologic maps, and drilling indicate that high grade gold is locally controlled within cross structures cutting the main Windfall fault zone, at the contact between the Hamburg Dolomite and Dunderburg Shale. The recent drill program tested approximately 1,100 meters (3,600 feet) of the Windfall fault zone with wide spaced drilling.  The Windfall fault zone is part of an extensive mineralized structural trend which extends for over 5,250 meters (+17,000 feet) based on historic data.

All holes in the recent exploration program encountered thick intercepts of low grade gold (holes 5 – 12) or anomalous gold mineralization (holes 13 and 14) within the Windfall fault zone. The offset and exploration holes drilled define the Windfall fault zone as a 45 to 60 meter (150 to 200 foot) thick zone striking roughly north-south and dipping approximately 60 degrees to the east, containing two or more significant zones of mineralization.

Five of the ten holes were drilled as offsets to follow up on the high grade gold intercept drilled in hole 4 (5.25 g/t at 22.9 meters or 75 feet at 0.153 opt), and five were drilled as exploratory holes to test the strike and dip extent of the Windfall fault zone.  Several thick intercepts of gold mineralization were returned, including 41.1 meters at 0.379 g/t gold (135 feet at 0.011 opt) in hole 7, 41.1 meters at 0.549 g/t gold (135 feet at 0.016 opt) in hole 8, 34.4 meters at 0.358 g/t gold (115 feet at 0.010 opt) in hole 9, and 30.4 meters at 0.617 g/t gold (100 feet at 0.018 opt) in hole 11.

A secondary hanging wall structure identified by the mapping program was also encountered in drill holes 7, 8, 11, and 13 and is characterized by strong silicification and decalcification of Windfall Formation and Dunderberg shale in the hanging wall side of the fault, and Dunderberg shale and Hamburg Dolomite on the footwall side.  Drilling indicates a down to the east offset of the Dunderberg – Hamburg contact. This secondary structure represents an attractive and untested target at depth.

Staccato intends to continue to assess the potential of the prospective Windfall fault zone at depth and on strike along the regional trend, with additional surface mapping, sampling, geophysical surveys, and exploration drilling programs planned for the future.

South Eureka Property Exploration Potential

Staccato is of the opinion that the South Eureka property has excellent potential for continued exploration success both at the deposit scale and on the regional scale.  The current Lookout Mountain resource is defined over a relatively small area at the north end of a mineralized structural corridor that extends for several thousand feet across the property, and up to 4 to 5 kilometers (2.5 to 3 miles) in strike length. This structure hosts several areas of drill indicated mineralization and the exploration potential in this corridor is strong, as evidenced by historic drilling, and soil and rock geochemical analyses.  The Lookout Mountain mineralization itself is open for expansion at depth and along strike, especially to the south. Regionally, several other target areas also exist where historic production and exploration have occurred, but only limited systematic exploration has been conducted.

South Eureka Property Ownership

Staccato amended the Lookout Mountain project lease agreement in June 2008.  The lease term was extended to 20 years, and thereafter for as long as minerals are mined on the project.  Advanced royalty payments are $72,000 per annum.  Pursuant to the amended lease, annual minimum exploration expenditures of $250,000 are required for five years commencing on June 1, 2008, and an additional expenditure of $250,000 is required before June 1, 2016, for a total minimum work commitment of $1,500,000.  Exploration expenditures in excess of $250,000 in any year can be accumulated and carried forward and credited to expenditures required in succeeding years.  The Company has fulfilled the work commitment on the Lookout Mountain project.

Monthly lease payments of $4,000 are due to maintain the Windfall Patents in good standing.  Staccato has the option to purchase the project for $750,000 if the option is exercised before February 2012.  The term of the agreement extends until April 2012.

The other projects that comprise the extensive South Eureka property, including the Hiero/Syracuse, South Ratto, New York Canyon, and a large portion of the Hoosac/North Amselco projects, are owned by Staccato subject to underlying royalty agreements.  Staccato is in the process of consolidating the ownership of a portion of the Hoosac/North Amselco project that is currently held by another party.

Other Properties

ICBM Project (Cortez/Battle Mountain Trend)

The ICBM Joint Venture Project (Staccato/Barrick) is located in the Battle Mountain Mining District, Lander County, Nevada.  The land position consists of 526 hectares (1,300 acres) on BLM administered lands.  The drilling to date has demonstrated that mineralization is present and is localized along the contacts of Cambrian sediments and altered granodiorite.  This style of mineralization is being mined at Newmont’s Fortitude/Phoenix complex to the south.  Staccato is the operator of the joint venture, and currently holds a 72% interest in the project, with Barrick Gold holding the remaining interest.

Staccato is currently assessing the exploration merits of the property, and does not plan to conduct further work in the immediate future.

Evan’s Mine Project (Carlin Trend)

Staccato acquired an option on the Evan’s Mine claims in 2007.  The Evan’s claims are located adjacent to Newmont’s Emigrant Springs development project on the Carlin Trend.

Staccato commenced a three-hole 1,370 meter (4,500 foot) core exploration drilling program on the Evan’s Mine property in December 2007, and completed the program in March 2008.  No significant gold values were returned, however, anomalous arsenic and mercury were associated with anomalous gold in hole ES-1, and scattered zones of anomalous concentrations of antimony with mercury were present in all holes.

The annual advanced royalty payments on the property were cancelled by agreement with the leaseholder in December 2008.  Staccato is required to spend a minimum of US$50,000 on exploration annually, or pay US$10,000 cash in lieu of the work commitment, to maintain its ownership interest of the property.  Excess exploration expenditures in any year can be carried forward.  The term of the lease is for an initial 10 year period, and thereafter for as long as the work commitments are made.  An NSR from 1% to 2%, based on the gold price, is due to the original property owner.  The Company’s recent exploration program expenditures satisfied the work commitment for several years.

Staccato is currently assessing the exploration merits of the property, and does not plan to conduct further work in the immediate future.

Release of Non-core Properties

Staccato elected to drop its interest in three non-core exploration properties (Dixie Flats, Long Peak, and Cobb Creek) in December, 2008.   The high annual advanced royalty payments contributed to Staccato’s decision to drop the properties.

Gary Edmondo, M.Sc. Geology, Staccato’s Senior Exploration Manager, is the Company’s Qualified Person as defined by NI 43-101 of the Canadian Securities Administrators.

Recent Development

Staccato is currently working toward completion of a comprehensive technical work program at its South Eureka property.   A large part of the Lookout Mountain project and Windfall Patents project areas have now been mapped and sampled, including a detailed program conducted over the main resource area.  The principle objectives of the mapping and sampling program were to characterize offsets along the main mineralized fault zones at Windfall and Lookout Mountain, identify orientations of mineralized cross structures intersecting the main structural zones and follow up on soil anomalies.  The mapping program, combined with surface sampling and acquisition of historic data, has provided a clearer understanding of the structures along Ratto Ridge, as well as identified several new exploration target areas.

Over 400 drill holes have been re-logged to ensure geologic consistency with surface mapping and, based on this work, new geologic cross-sections and plans have been constructed for the entire Lookout Mountain deposit ..  Geologic grade shells have also been built and construction of a 3-D model of the geology, based on the results of historic drill re-logging and mapping efforts, is nearing completion.  This new work and the updated resource estimate will resolve technical issues identified in the past and provide a plan for advancing the property into the scoping/pre-feasibility study phase following one more round of drilling.  Staccato will not meet its goal of completing the updated resource estimate for the Lookout Mountain project by the end of the first calendar quarter of 2010 but is continuing to work toward completion of the task.

An exploration Plan of Operations has been submitted to the Bureau of Land Management (“BLM”) and the State Department of Environmental Protection (“NDEP”) for the Lookout Mountain project.  The Plan of Operations calls for approximately 100 hectares (approximately 246 acres) of disturbance that can be accessed for use in a phased approach, and covers the entire Ratto Ridge structural zone.  Once approved, the Plan of Operations will allow Staccato to complete additional infill, metallurgical, and exploration drilling necessary to advance the development of the Lookout Mountain project.

The ICBM Joint Venture Project between Staccato and Barrick Gold Corp. is located in the Battle Mountain Mining District, Lander County, Nevada.  The land position consists of 526 hectares (1,300 acres) on BLM administered lands.  The drilling to date has demonstrated that mineralization is present and is localized along the contacts of Cambrian sediments and altered granodiorite.  This style of mineralization is being mined at the Newmont Mining Corporation ("Newmont") Fortitude/Phoenix complex to the south.  Staccato is the operator of the joint venture and currently holds a 72% interest in the project, with Barrick Gold Corp. holding the remaining interest.

Staccato acquired an option on the Evan's Mine claims (Carlin Trend) in 2007.  The Evan's claims are located adjacent to Newmont's Emigrant Springs development project on the Carlin Trend.  Staccato commenced a there-hole, 1,370 meter (4,500 foot) core exploration drilling program on the Evan's Mine property in December, 2007 and completed the program in March, 2008.  No significant gold values were returned.  However, anomalous concentrations of antimony with mercury were present in all holes.

Staccato is currently assessing the exploration merits of both the ICBM and the Evan's properties and does not have current exploration programs planned.

Directors and Officers

On April 19, 2010, the directors and officers of Staccato as a group beneficially owned or had voting control or direction over 5,060,778 Staccato Shares or approximately 5 percent of the issued and outstanding Staccato Shares.

As a result of the various rights and interests to which they are entitled in connection with the Arrangement, which constitute a "collateral benefit" pursuant to Canadian securities legislation, two directors of Staccato, Greg Hryhorchuk and Robert Lipsett, will be excluded from voting their Staccato Securities at the Staccato meeting to approve the Arrangement.  After excluding the Staccato Shares held by Mr. Hryhorchuk and Mr. Lipsett, the directors and officers of Staccato as a group will vote 423,000 Staccato Shares or approximately 0.4 percent of the issued and outstanding Staccato Shares.

Consolidated Capitalization

The following table sets out Staccato’s consolidated share and loan capital as at January 31, 2010 and should be read in conjunction with the annual financial statements and the interim financial statements of Staccato. Additional information relating to Staccato may be found on SEDAR, at www.sedar.com.  Financial information is provided in Staccato's comparative financial statements and management discussion and analysis in respect of its most recently completed financial year.

(All amounts are expressed in Canadian dollars.)	Number of Shares	Amount (Cdn$)	Contributed Surplus (Cdn $)
Balance, April 30, 2007	55,275,734	$ 8,898,197	$ 2,995,952
Issued for cash pursuant to:
Private placements – at Cdn$0.35	44,467,059	15,563,471	-
Share issue costs	-	(1,425,751)	284,645
Issued for mineral property rights	100,000	21,000	-
Stock-based compensation	-	-	909,833

Balance, April 30, 2008	99,842,793	23,056,917	4,190,430
Stock-based compensation	-	-	236,057
Balance, April 30, 2009	99,842,793	23,056,917	4,426,487
Stock-based compensation	-	-	9,042
Balance, January 31, 2010	99,842,793	$ 23,056,917	$ 4,435,529

Description of Staccato Shares

The authorized share capital of Staccato consists of an unlimited number of common shares with no par value.  As of April 19, 2010, 99,842,793 Staccato Shares were issued and outstanding as fully paid and non-assessable common shares of the Company.  Each Staccato Share entitles the holder to one vote in person or by proxy at all meetings of Staccato shareholders.  The holders of Staccato Shares are entitled to receive such dividends as the Staccato Board may determine.  In the event of the liquidation, dissolution or winding-up of Staccato, the holders of Staccato Shares are entitled to receive, subject to the prior rights, if any, of the holders of any other class of shares of Staccato, the remaining property and assets of Staccato.

Staccato Shares are listed on the TSXV under the trading symbol “CAT”.  The following table summarizes the historical price range of the Staccato Shares on the TSXV and for each of the periods indicated:

The closing price of Staccato Shares on the TSXV on April 16, 2010 was Cdn$0.13.

Annual High and Low Market Prices for the Five Most Recent Fiscal Years

Year Ended April 30	High	Low
2010(1)	Cdn$0.18	Cdn$0.09
2009	Cdn$0.20	Cdn$0.05
2008	Cdn$0.56	Cdn$0.15
2007	Cdn$0.96	Cdn$0.40
2006(2)	Cdn$1.51	Cdn$0.57

(1) Current through April 16, 2010

(2) Price History begins on January 31, 2006

Quarterly High and Low Prices for the Two Most Recent Fiscal Years

Quarter Ended	High	Low
April 30, 2010(1)	Cdn$0.15	Cdn$0.09
January 31, 2010	Cdn$0.14	Cdn$0.10
October 31, 2009	Cdn$0.16	Cdn$0.10
July 31, 2009	Cdn$0.18	Cdn$0.09
April 30, 2009	Cdn$0.15	Cdn$0.08
January 31, 2009	Cdn$0.11	Cdn$0.05
October 31, 2008	Cdn$0.14	Cdn$0.05
July 31, 2008	Cdn$0.19	Cdn$0.09

(1)  Current through April 16, 2010

Monthly High and Low Prices for the Most Recent Six Months

Month Ended	High	Low
April 2010(1)	Cdn$0.15	Cdn$0.13
March 2010	Cdn$0.15	Cdn$0.09
February 2010	Cdn$0.10	Cdn$0.09
January 2010	Cdn$0.13	Cdn$0.10
December 2009	Cdn$0.14	Cdn$0.10
November 2009	Cdn$0.13	Cdn$0.10
October 2009	Cdn$0.14	Cdn$0.10

(1)  Current through April 16, 2010

Staccato  Management’s Discussion of Financial Condition and Results of Operations

You should read the following discussion and analysis of Staccato’s financial condition and results of operations together with its financial statements and related notes appearing elsewhere in this Proxy Statement.  This discussion and analysis contains forward-looking statements that involve risks, uncertainties and assumptions.  Actual results may differ materially from those anticipated in these forward-looking statements as a result of many factors, including, but not limited to, those set forth under “Risk Factors Related to the Staccato  Acquisition” above.

Management’s Discussion and Analysis

For the quarters ended January 31, 2010 and 2009 and the years ended April 30, 2009 and 2008

The purpose of this Management’s Discussion and Analysis is, as required by regulators, to explain the point of view of Staccato’s management on Staccato’s past performance and future outlook.  This report also provides information to improve the reader’s understanding of the financial statements and related notes for the three and nine months ended January 31, 2010 and 2009, and the audited consolidated financial statements and related notes for the years ended April 30, 2009 and 2008, and should therefore be read in conjunction with those documents.  All amounts are expressed in Canadian dollars unless otherwise noted.

Forward-looking statements

Certain sections of this Management Discussion and Analysis may contain forward-looking statements.  Such forward-looking statements involve a number of known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Staccato  to be materially different from actual future results.  The risks, uncertainties and other factors that could influence actual results are described in the “Risks and Uncertainties” section of this report.  The forward-looking statements contained herein are based on information available as of March 29, 2010.

Description of Business and Overview of Projects

Staccato is a natural resource company engaged in the acquisition and exploration of mineral properties that hold the potential to contain gold deposits which could be developed.  Staccato is currently focused on gold exploration in the dominant gold producing trends in Nevada.  Management regards Nevada as one of the best gold exploration jurisdictions for geological, regulatory, and environmental reasons.

Staccato has one flagship gold exploration project (Lookout Mountain), and several other projects at various stages of exploration in the prolific Cortez/Battle Mountain/Eureka trend in north-central Nevada.  Staccato has offices in Vancouver, BC and Elko, NV.

Highlights for the quarter ended January 31, 2010

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Completed an extensive mapping and sampling program at South Eureka

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Continued to work on a comprehensive technical work program at the South Eureka property

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Staccato received a requisition to call a meeting of shareholders (see Subsequent Events)

Requisition to Call a Special Meeting

Staccato received a requisition in January 2010 to call a meeting of shareholders pursuant to Section 167 of the Business Corporations Act (British Columbia) from Aumerco Ltd. and Augen Capital Corp., together representing not less than 5 per cent of the outstanding common shares of Staccato, for the purpose of removing all of the existing directors of Staccato and electing new directors of Staccato (see Subsequent Events).

Selected Annual Financial Information

The following financial data is selected financial information for Staccato  for the three most recently completed financial years ending April 30.

	2009	2008	2007
Total Revenues (Interest)	Cdn$ 310,927	Cdn$ 406,406	Cdn$ 63,968
Income (loss) before other items	Cdn$ (1,366,016)	Cdn$ (1,952,367)	Cdn$ (1,371,812)
Net Loss	Cdn$ (2,976,556)	Cdn$ (1,530,357)	Cdn$ (1,307,844)
Loss and fully diluted loss per share	Cdn$ (0.03)	Cdn$ (0.02)	Cdn$ (0.02)
Total assets	Cdn$ 17,804,574	Cdn$ 20,617,576	Cdn$ 6,691,613
Total long term debt	-	-	-
Dividend	-	-	-

Results of Operations for the year ended April 30, 2009 compared to April 30, 2008

Staccato recorded a net loss of Cdn$2,976,556 (Cdn$0.03 loss per share) in for the fiscal year ended 2009 compared to a net loss of Cdn$1,530,357 (Cdn$0.02 loss per share) in for the fiscal year ended 2008.  The loss in 2009 was primarily attributable to the write-off of mineral properties abandoned in the amount of Cdn$2,039,736 compared to Cdn$Nil in 2008, which was partially offset by stock-based compensation expense of Cdn$236,057 in 2009 compared to Cdn$909,833 in 2008.

The operating and administrative expenses for the year ended 2009 amounted to Cdn$1,366,016 compared to Cdn$1,952,367 for the year ended 2008.  The major expenses for the year ended 2009 were filing and transfer agent fees in the amount of Cdn$24,053 compared to Cdn$51,071 in the  year ended 2008 (the higher amount in the  year ended 2008 was due to filing fees relating to exploration work done in the previous year); insurance expense in the amount of Cdn$28,836 compared to Cdn$24,948 in the year ended 2008; office related expenses in the amount of Cdn$62,956 compared to Cdn$31,132 for the year ended 2008 (the higher amount for the year ended 2009 was due to office moving costs and general office related expenses with expanded offices in Vancouver, British Columbia and Elko, Nevada); professional fees in the amount of Cdn$201,660 compared to Cdn$163,045 for the  year ended 2008 (the higher amount in the year was due to audit and accounting fee accruals and higher fees incurred for work performed by consultants working out of the Staccato’s office in Elko, Nevada); promotion and investor relations fees in the amount of Cdn$55,875 compared to Cdn$102,484 for the  year ended 2008 (fees were higher in the year ended 2008 due to the expenses incurred to promote the Staccato’s activities at exploration conventions); rent in the amount of Cdn$69,480 compared to Cdn$51,272 for the  year ended 2008 (higher in the  year ended 2009 due to higher rent paid for the Vancouver office); stock-based compensation expense in the amount of Cdn$236,057 compared to Cdn$909,833 for the  year ended 2008 (the difference is as a result of Staccato approving 1,730,000 stock options in the  year ended 2009 compared to 3,825,000 stock options approved in the year ended 2008); travel in the amount of Cdn$72,465 compared to Cdn$195,444 in the  year ended 2008 (higher in the year ended 2008 due to travel incurred by management to promote and raise funds for Staccato); and wages and benefits in the amount of Cdn$603,149 compared to Cdn$374,487 for the  year ended 2008 (comparative wages and benefits for the  year ended 2009 were higher in part due to a full year of recording wages instead of management fees and the payment of 2008 annual bonuses).

Staccato’s projects are at the exploration stage and have not yet generated any revenues.

Exploration Activities

During the year ended April 30, 2009, Staccato increased its exploration costs relating to its Nevada gold properties to Cdn$8,576,266 (net of write-off in the amount of Cdn$2,039,736 due to Staccato abandoning three non-core exploration properties) from Cdn$7,724,401 representing an increase of Cdn$2,891,601.

The major exploration activities conducted in fiscal 2009 compared to fiscal 2008 were property acquisition, assessment and maintenance in the amount of Cdn$391,077 compared to Cdn$548,706 (lower in the fiscal 2009 due to the abandoning of three non-core exploration properties resulting in reduced and/or no payment of lease payments); assays in the amount of Cdn$156,540 compared to Cdn$14,217 (higher for fiscal 2009 due to a drilling program at Staccato’s South Eureka property); bonding in the amount of Cdn$20,823 compared to Cdn$15,708; drilling and metallurgical testing of Cdn$1,345,454 compared to Cdn$660,507 (higher for fiscal 2009 due to a drilling program at the Staccato’s South Eureka property); geological and geophysical charges in the amount of Cdn$754,233 compared to Cdn$46,066; insurance in the amount of Cdn$18,560 compared to Cdn$17,341; mapping in the amount of Cdn$Nil compared to Cdn$56,564; permitting in the amount of Cdn$13,159 compared to Cdn$Nil and reclamation in the amount of Cdn$191,755 compared to Cdn$33,065.

Summary of Quarterly Results

The following financial data is selected financial information for Staccato for the eight most recently completed financial quarters.

	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter
Three Months Ended	January 31, 2010	October 31, 2009	July 31, 2009	April 30, 2009
Total Revenue (Interest)	Cdn$15,259	Cdn$29,862	Cdn$30,676	Cdn$62,379
Net Loss	(Cdn$297,643)	(Cdn$216,800)	(Cdn$228,054)	(Cdn$321,539)
Basic and diluted earnings (loss) per share	(Cdn$0.003)	(Cdn$0.002)	(Cdn$0.002)	(Cdn$0.003)

	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter
Three Months Ended	January 31, 2009	October 31, 2008	July 31, 2008	April 30, 2008
Total Revenue	Cdn$70,049	Cdn$83,537	Cdn$94,692	Cdn$151,057
Net Loss	(Cdn$2,217,331)	(Cdn$156,479)	(Cdn$280,867)	(Cdn$120,004)
Basic and diluted earnings (loss) per share	(Cdn$0.022)	Cdn$0.002)	(Cdn$0.003)	(Cdn$0.001)

Results of Operations for the three months ended January 31, 2010 compared to January 31, 2009

  Staccato incurred a net loss of Cdn$297,643 for quarter ended January 31, 2010 compared to a loss of Cdn$2,217,668 for the corresponding quarter ending January 31, 2009.  The higher loss for the corresponding quarter was due to the write-off of mineral properties abandoned in the amount of Cdn$2,039,736.  These losses resulted in a net loss of Cdn$0.003 per share for the period ended January 31, 2010 compared to a net loss of Cdn$0.022 per share for the corresponding quarter ending January 31, 2009.

The operating and administrative expenses for the quarter ended January 31, 2010 amounted to Cdn$306,119 compared to Cdn$305,430 for the comparative quarter in 2009.  The major expenses for the quarter ended January 31, 2010 were filing and transfer agent fees in the amount of Cdn$2,904 compared to Cdn$12,638 in the comparative quarter in 2009 (lower in the quarter ended January 31, 2010 due to receipt of a refund in the amount of Cdn$3,551 for excess charges in the previous period by the filing agent); insurance expense in the amount of Cdn$5,554 compared to Cdn$6,037 in the comparative quarter in 2009; management fees in the amount of Cdn$Nil compared to Cdn$Nil for the comparative quarter in 2009 (fees paid to the directors in their capacity as officers of Staccato  are now recorded as wages instead of management fees – see wages and benefits below); office related expenses in the amount of Cdn$8,224 compared to Cdn$7,141 for the comparative quarter in 2009; professional fees in the amount of Cdn$53,455 compared to Cdn$37,078 for the comparative quarter in 2009 (higher in the current quarter due to accrued legal fees incurred as a result of the requisition for a special meeting by shareholders Augen Capital Corp. and Aumerco Ltd.); promotion and investor relations fees in the amount of Cdn$7,975 compared to Cdn$9,079 for the comparative quarter in 2009; rent in the amount of Cdn$18,354 compared to Cdn$19,102 for the comparative quarter in 2009; travel in the amount of Cdn$18,967 compared to Cdn$16,712 in the comparative quarter in 2009; and wages and benefits in the amount of Cdn$174,163 compared to Cdn$194,771 for the comparative quarter in 2009.

Staccato’s projects are at the exploration stage and have not yet generated any revenues.

Exploration Activities

During the quarter ended January 31, 2010, Staccato increased its exploration costs relating to its Nevada gold properties to Cdn$9,685,580 from Cdn$9,480,422 during the quarter ended January 31, 2009, representing an increase of Cdn$205,158.

The major exploration activities conducted in the quarter ended January 31, 2010 were property acquisition, assessment and maintenance costs of Cdn$29,309 mainly relating to lease payments and assessment fees; assays in the amount of Cdn$40,545; geological and geophysical charges in the amount of Cdn$133,972; insurance in the amount of Cdn$3,478; and permitting in the amount of Cdn$11,636.

Results of Operations for the nine months ended January 31, 2010 compared to January 31, 2009

Staccato incurred a net loss of Cdn$742,497 for the nine months ended January 31, 2010 compared to a loss of Cdn$2,655,014 for the corresponding nine months ending January 31, 2009.  The higher loss for the corresponding period was due to the write-off of mineral properties abandoned in the amount of Cdn$2,039,736.  These losses resulted in a net loss of Cdn$0.007 per share for the period ended January 31, 2010 compared to a net loss of Cdn$0.027 per share for the corresponding period ending January 31, 2009.

The operating and administrative expenses for the nine months ended January 31, 2010 amounted to Cdn$801,552 compared to Cdn$941,393 for the comparative period in 2009.  The major expenses for the nine months ended January 31, 2010 were filing and transfer agent fees in the amount of Cdn$10,224 compared to Cdn$21,298 in the comparative period in 2009 (lower in the period ended January 31, 2010 due to receipt of a refund in the amount of Cdn$3,551 for excess charges in the previous quarter by the filing agent); insurance expense in the amount of Cdn$16,662 compared to Cdn$18,909 in the comparative period in 2009; management fees in the amount of Cdn$Nil compared to Cdn$Nil for the comparative period in 2009 (fees paid to the directors in their capacity as officers of Staccato  are now recorded as wages instead of management fees – see wages and benefits below); office related expenses in the amount of Cdn$21,156 compared to Cdn$34,857 for the comparative period in 2009 (lower in the current period due to reduced office supplies); professional fees in the amount of Cdn$124,568 compared to Cdn$126,810 for the comparative period in 2009; promotion and investor relations fees in the amount of Cdn$38,304 compared to Cdn$41,908 for the comparative period in 2009; rent in the amount of Cdn$55,266 compared to Cdn$54,273 in the comparative period in 2009; stock-based compensation in the amount of $9,042 compared to $118,738 for the comparative period in 2009 (higher in 2009 due to 650,000 stock options that were granted and vested compared to 450,000 options granted in the current period that vest over 12 months); travel in the amount of Cdn$55,075 compared to Cdn$59,922 in the comparative period in 2009; and wages and benefits in the amount of Cdn$451,820 compared to Cdn$456,209 for the comparative period in 2009.

Liquidity and Capital Resources

Staccato is not in commercial production on any of its resource properties and accordingly, Staccato  does not generate cash flow from operations.  Staccato finances development and exploration activities by raising capital from equity markets at the present time.  Staccato continually reviews its exploration plans to determine the appropriate level of expenditures, and is focused on executing well planned results driven exploration programs, while maintaining adherence to prudent fiscal management.  As at January 31, 2010 Staccato had cash, receivables and prepaid expenses of Cdn$7,287,129 compared with Cdn$8,956,163 at April 30, 2009, Cdn$9,599,925 at January 31, 2009, and Cdn$12,874,208 at April 30, 2008.  The working capital as at January 31, 2010 was Cdn$7,247,867 compared to Cdn$9,114,772 as at April 30, 2009  As at January 31, 2010, Staccato had Cdn$17,045,858 in total assets and Cdn$60,038 in payables and accruals compared to Cdn$17,805,547 and Cdn$85,299 as at April 30, 2009, respectively.  Staccato has no long term debt.

Staccato’s operations consist of the acquisition, maintenance and exploration of mining properties, including the consideration of joint venture partners to assist with exploration funding.  Staccato’s financial success will be dependent in the extent to which it can develop its existing projects, and discover new mineral deposits.  Staccato anticipates seeking additional equity investment from time to time to fund its activities which cannot be funded by other means.

Staccato’s issued and outstanding shares were 99,842,793 at April 30, 2009, January 31, 2010, and March 29, 2010.

Off-Balance Sheet Arrangements

There are no off-balance sheet arrangements.

Transactions with Related Parties

During the quarters ending January 31, 2010 and 2009, the following expenses were charged by directors or by a company controlled by a director of Staccato :

	2010	2009
Management fees	Cdn$ NIL	Cdn$ NIL
Wages	Cdn$ 119,589	Cdn$ 156,250

All transactions with related parties were within the normal course of business and were measured by the exchange amount which is the amount agreed upon by the transacting parties.

Staccato has employment agreements in place with three of its directors who are also officers.  Staccato may terminate the agreements by paying twelve to twenty-four times the monthly wages at the time of termination.

Tabular Disclosure of Contractual Obligations

No contractual obligations material to Staccato exist.

Subsequent Events

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In February 2010, Staccato  commenced a formal review of its strategic options in order to enhance shareholder value, and retained Paradigm Capital Inc. as a strategic and financial adviser.

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Staccato scheduled a special meeting of shareholders in response to the requisition by shareholders Augen Capital Corp. and Aumerco Ltd., to take place on May 25, 2010.

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On March 23, 2010, Staccato  announced that it had entered into a definitive agreement (the “Agreement”) with Timberline Resources Corp., whereby Timberline will acquire, through a court-approved plan of arrangement, all of the issued and outstanding common shares of Staccato by way of a share exchange (the “Arrangement”). Under the Agreement, Staccato shareholders will receive one share of common stock of Timberline (par value $0.001) for every seven Staccato Shares held.

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This represents a value of approximately Cdn$0.17 per Staccato share based on the closing price of Timberline shares on the NYSE Amex on March 22, 2010, an 82% premium to the closing price of Staccato shares on the date prior to announcement of the Arrangement and a 76% premium to Staccato’s 20-day volume weighted average closing price.

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Benefits for Staccato Shareholders

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Staccato shareholders will receive an attractive premium and a position in a stronger entity

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Timberline’s business model provides investors exposure to gold production, the "blue sky" potential of exploration, and the "picks and shovels" aspect of the mining industry through its contract core drilling subsidiaries

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The combined company has a strong near-term development asset base in the United States with Staccato’s Lookout Mountain Project in Nevada and Timberline’s Butte Highlands Gold Project JV in Montana

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Staccato shareholders will benefit from near-term gold production at Butte Highlands, an active exploration division, and two drilling services units with annual revenue of $17 million in FY2009.

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On April 12, 2010, Staccato received written notification from its shareholders, Augen Capital Corp. and Aumerco Limited, which had earlier requisitioned a meeting of Staccato's shareholders, confirming that such requisition for a shareholders meeting has been withdrawn.  As a result of the withdrawal of the requisition, the requisitioned meeting has been cancelled.

Critical Accounting Estimates

A detailed summary of Staccato ’s significant accounting policies is included in Note 2 to the Audited Consolidated Financial Statements for the year ended April 30, 2009 (the Annual Audited Financial Statements).

Changes in Accounting Principles

During the year ended April 30, 2009, Staccato  made certain changes to its accounting policies as recommended by the Canadian Institute of Chartered Accountants.  Such changes were noted in Note 3 to the Annual Audited Financial Statements for the year ended April 30, 2009.

Financial Instruments and Other Instruments

Staccato’s financial instruments consist of cash and cash equivalents, other receivable and accounts payable and accrued liabilities.  Staccato is not exposed to derivative financial instruments.  It is management’s opinion that Staccato  is not exposed to significant interest, currency or credit risks arising from its financial instruments.

Future Accounting Policies

International Financial Reporting Standards (“IFRS”)

In 2006 the AcSB published a new strategic plan that will significantly affect the financial reporting requirements for Canadian companies.  The AcSB strategic plan outlines the convergence of Canadian GAAP with IFRS over an expected five year transitional period.  In February 2008, the AcSB announced that 2011 is the changeover date for publicly-listed companies to use IFRS, replacing Canada’s own GAAP.  The date is for interim and annual financial statements relating to fiscal years beginning on or after January 1, 2011.  The adoption will require the restatement for comparative purposes of amounts reported by Staccato  for the year ended April 30, 2011.  While Staccato  has begun assessing the adoption of IFRS for 2011, the financial reporting impact of the transition to IFRS cannot be reasonably estimated at this time.

Risks and Uncertainties

The mineral properties of Staccato  are in the exploration stage and, as a result, Staccato  has no source of operating cash flow.  If the exploration programs of Staccato  are successful, additional funds will be required to develop the properties, and if successful, to place them into commercial production.  The development of any ore deposits found on the exploration properties of Staccato  depends on the ability of Staccato  to obtain financing through debt financing, equity financing or other means.  The only source of future funds presently available to Staccato  are the exercise of outstanding stock options and warrants, the sale of equity capital of Staccato , or the sale by Staccato  of an interest in any of its properties, either in whole or in part.  The ability of Staccato  to arrange such financing in the future will depend in part on the prevailing capital market conditions as well as the business performance of Staccato .  There can be no assurance that Staccato  will be successful in its efforts to arrange additional financing on terms satisfactory to Staccato .  If additional financing is arranged by the issuance of shares from the treasury of Staccato , control of Staccato  may change and shareholders may suffer additional dilution.  If adequate financing is not available, Staccato may be required to delay, reduce the scope of, or eliminate one or more exploration activities, or relinquish rights to certain of its interests.  Failure to obtain additional financing on a timely basis could cause Staccato  to forfeit its interest in some or all of its properties and reduce or terminate its operations.

Management’s responsibility for financial statements

The information provided in this report, including the financial statements is the responsibility of management.  In the preparation of these statements, estimates are sometimes necessary to make a determination of future values for certain assets or liabilities.  Management believes such estimates have been based on careful judgments and have been properly reflected in the accompanying financial statements.

Quantitative and Qualitative Disclosures about Market Risk

No market risks material to Staccato exist.

PROPOSAL 2 — APPROVAL OF THE AWARDS INCREASE

GENERAL QUESTIONS

Why am I being asked to vote on the Awards Increase?

The Timberline Board has approved an increase in the number of shares authorized for issuance under the Equity Incentive Plan.  An amendment to the Equity Incentive Plan will accommodate the continued issuance of Timberline Options (for the purpose of this proposal 2, Timberline Options will be referred to as “stock options”) to Timberline’s directors, officers, employees, consultants and independent contractors in order to provide ongoing incentives to such plan participants.

Currently, the Equity Incentive Plan as approved by Stockholders provides for the issuance of up to 7,000,000 shares of Timberline Common Stock. The Timberline Board has recommended an increase of 3,000,000 shares of Timberline Common Stock available for issuance upon exercise of stock options under the Equity Incentive Plan.  Following the amendment, the Equity Incentive Plan will provide for 10,000,000 shares of Timberline Common Stock for issuance upon exercise of Timberline Options.

Shares of Timberline Common Stock are listed on the NYSE Amex and Section 711 of the NYSE Amex Company Guide requires stockholder approval for stock option plans and equity compensation plans.  Accordingly, the amendment to increase the number of shares of Timberline Common Stock reserved under the Equity Incentive Plan requires Stockholder approval under Section 711 of the NYSE Amex Company Guide.

Does the Timberline Board recommend approval of the Awards Increase?

Yes.  After considering the entirety of the circumstances, the Timberline Board has unanimously concluded that the Awards Increase is in the best interests of, Timberline and its Stockholders and the Timberline Board unanimously recommends that Stockholders vote in favor of the Awards Increase.

Who is eligible to participate in the Equity Incentive Plan?

Any employee, officer, director, consultant, or independent contractor providing services to Timberline or any parent, affiliate, or subsidiary of Timberline is eligible to be designated a participant in the Equity Incentive Plan.

In total, there are approximately 9 directors and officers of Timberline who are currently eligible to participate in the Equity Incentive Plan.

Is the Timberline Board seeking Stockholder approval for a specific grant of stock options?

No.  The Timberline Board is not seeking Stockholder approval for any specific grant of stock options pursuant to the Equity Incentive Plan.  However, we anticipate issuing 102,143 stock options pursuant to the Arrangement as compensation for the consulting services to be provided to Timberline by former directors, officers and employees of Staccato.  See Proposal 1.

What are the United States federal income tax consequences of the issuance and exercise of stock options granted under the Equity Incentive Plan?

Please see the section titled “United States Federal Income Tax Consequences” beginning on page 64 below, for more information regarding the tax consequences of the issuance and exercise of stock options granted under the Equity Incentive Plan.

How many stock options have been authorized under the Equity Incentive Plan?

As of the date of this Proxy Statement, stock options to purchase 4,971,082 shares of Timberline Common Stock are issued and outstanding under the Equity Incentive Plan.

How are awards determined under the Equity Incentive Plan?

Awards under the Equity Incentive Plan will be determined by the Timberline Board or a committee of the Timberline Board.

What are the terms of the Equity Incentive Plan?

The following description of the material features of the Equity Incentive Plan is intended to be a summary only.  The summary is qualified in its entirety by the full text of the Equity Incentive Plan, which is attached hereto as APPENDIX E.  Capitalized terms used herein are defined in paragraph 2 of the Equity Incentive Plan.

Purpose of the Equity Incentive Plan

The purpose of the Equity Incentive Plan is to advance the interests of our Company by allowing us to attract, retain, reward and motivate employees, directors, and consultants by providing them with an opportunity to acquire or increase a proprietary interest in our Company and incentives to expend maximum effort for the growth and success of our Company so as to strengthen the mutuality of the interests between the participating individuals and the stockholders of the Company.

Eligibility

Awards may be granted under the Equity Incentive Plan to any eligible employee, director, and consultant as determined by the Timberline Board or the Compensation Committee (which we refer to as the “Committee”) that may be appointed by the Timberline Board, from time to time on the basis of their importance to the business of the Company pursuant to the terms of the Equity Incentive Plan.  “Employee” is defined in the Equity Incentive Plan to include any person employed by the Company or an affiliate of the Company, but mere service as a director is not sufficient to constitute “employment”.

Administration

The Equity Incentive Plan shall be administered by Timberline Board or the Committee, which has the full power and authority to take all actions, and to make all determinations not inconsistent with the specific terms and provisions of the Equity Incentive Plan deemed by the Board or the Committee to be necessary or appropriate to the administration of the Equity Incentive Plan, any award granted or any award agreement entered into thereunder. The Board or the Committee may correct any defect or supply any omission or reconcile any inconsistency in the Equity Incentive Plan or in any award agreement in the manner and to the extent it shall deem expedient to carry the Equity Incentive Plan into effect as it may determine in its sole discretion. The decisions by the Timberline Board or the Committee are final, conclusive and binding with respect to the interpretation and administration of the Equity Incentive Plan, any award or any award agreement entered into under the Equity Incentive Plan.

Liability and Indemnification

No covered individual shall be liable for any action or determination made in good faith with respect to the Equity Incentive Plan, any award granted or any award agreement entered into hereunder.  The Company shall, to the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company, as amended, indemnify and hold harmless each covered individual against any cost or expense (including reasonable attorney fees reasonably acceptable to the Company) or liability (including any amount paid in settlement of a claim with the approval of the Company), and amounts advanced to such covered individual necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Equity Incentive Plan, any award granted or any award agreement entered into hereunder. Such indemnification shall be in addition to any rights of indemnification such individuals may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company, as amended.  Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by a covered individual with regard to awards granted to such covered individual under the Equity Incentive Plan or arising out of such covered individual’s own fraud or bad faith.

Awards

The Equity Incentive Plan covers the granting of the following awards:  (i) Incentive Stock Options, (ii) Non-qualified Stock Options, (iii) Stock Bonuses, and (iv) Stock Appreciation Rights.

An Incentive Stock Option is defined under the Equity Incentive Plan to mean an option intended to qualify as an incentive stock option within the meaning of §422 of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

A Non-qualified Stock Option is defined under the Equity Incentive Plan to mean an option not intended to qualify as an Incentive Stock Option.

A Stock Bonus is defined under the Equity Incentive Plan to mean an outright grant of common stock to a participant, for which a participant pays no consideration or less than fair market value.

A Stock Appreciation Right is defined under the Equity Incentive Plan to mean the contractual right to receive a cash bonus on or before a designated date in an amount equal to the increase (if any) between the fair market value as of the date of issuance of the SAR (or other designated base date) and the fair market value as of the date of exercise or expiration of the SAR (or other designated end date).

Common Stock Available for Awards

The common stock that may be issued pursuant to awards granted under the Equity Incentive Plan is treasury shares or authorized but unissued shares of the Company’s common stock. The total number of shares of common stock that may be issued pursuant to awards granted under the Equity Incentive Plan is currently 7,000,000 shares.  If the Awards Increase is authorized, the number of common stock that may be issued pursuant to awards granted under the Equity Incentive Plan will be 10,000,000.

Options, Term and Exercise Price

Unless otherwise determined by the Timberline Board or the Committee, the exercise price of the common stock subject to an option is the fair market value of the stock on the date the option is granted.  Under the Equity Incentive Plan, there is no restriction applicable to ten percent stockholders and they can participate on an equal basis as other participants.

The Timberline Board or the Committee determines the option exercise period for each option, not to exceed ten years from the grant date.

Change in Control

Unless otherwise provided in an award agreement, upon the occurrence of a “Change in Control” of the Company (as defined in the Equity Incentive Plan), the Timberline Board or the Committee may in its sole and absolute discretion, provide on a case by case basis that (i) some or all outstanding awards may become immediately exercisable or vested, without regard to any limitation imposed pursuant to this Equity Incentive Plan, (ii) that awards shall terminate, provided however, that participants shall have the right, immediately prior to the occurrence of such Change in Control and during such reasonable period as the Committee in its sole discretion shall determine and designate, to exercise any vested award in whole or in part, and/or (iii) that awards shall terminate provided that participants shall be entitled to a cash payment equal to the excess of the aggregate Change in Control Price (as defined in the Equity Incentive Plan) with respect to shares subject to the vested portion of the award over the aggregate exercise price of the shares subject to the vested portion of the award. In the event that the Committee does not terminate an award upon a Change in Control of the Company, then each outstanding award shall upon exercise thereafter entitle the holder thereof to such number of shares of common stock or other securities or property to which a holder of shares of common stock would have been entitled to upon such Change in Control.

Transferability of Awards

Incentive Stock Options (“ISO”).  An ISO is not transferable except by will or by laws of descent and distribution and is exercisable during the lifetime of the holder of the ISO only by the holder of the ISO.

Non-qualified Stock Options.  Unless otherwise provided in the applicable award agreement, a Non-qualified Stock Option is not transferable except by will or by laws of descent and distribution and is not exercisable during the lifetime of the holder of the option only by the holder of the option.

Stock Appreciation Rights (which we refer to as “SAR”). Unless otherwise provided in the applicable award agreement, a SAR is not  transferable during the life time of the participant.

Unvested Rights. No participant is entitled to sell, pledge or otherwise transfer, with or without consideration, any SARs, any unvested option shares, or any unvested bonus shares.

Amendment and Termination of Equity Incentive Plan

The Timberline Board may, at any time and from time to time, amend, suspend or terminate the Equity Incentive Plan as to any shares of common stock as to which awards have not been granted; provided, however, that the approval by a majority of the votes present and entitled to vote at a duly held meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the amendment, or by written consent in accordance with applicable state law and the Certificate of Incorporation and By-Laws of the Company, as amended.

The Timberline Board, or the Committee that may be appointed by the Timberline Board to administer the Equity Incentive Plan, may suspend or terminate the plan at any time. Unless sooner terminated, the Equity Incentive Plan will terminate on the fifth (5th) anniversary of its adoption date. No award may be granted under the Equity Incentive Plan while it is suspended or after it is terminated.

United States Federal Income Tax Consequences.

The following is a summary of the United States federal income tax consequences of the issuance, exercise and payment of (or lapse of restrictions with respect to) awards under the Equity Incentive Plan, based on currently applicable provisions of the Internal Revenue Code of 1986, as amended.  The following description applies to U.S. citizens and residents who receive awards under the Equity Incentive Plan.  Participants who are neither U.S. citizens nor residents but who perform services in the United States may also be subject to U.S. federal income tax under some circumstances.  In addition, former citizens or long-term residents of the United States may be subject to special expatriate tax rules, which are not addressed in this summary.

Grant of Options and SARs.  The grant of a stock option (either an incentive stock option or a non-qualified stock option) or SAR is not expected to result in any taxable income for the recipient.

Exercise of Incentive Stock Options.  No taxable income is realized by the optionee upon the grant or exercise of an incentive stock option.  If shares of Timberline Common Stock are issued to the optionee pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares of Timberline Common Stock is made by such award holder within two years after the date of grant or within one year after the transfer of such shares of Timberline Common Stock to such award holder, then (1) upon the sale of such shares of Timberline Common Stock, any amount realized in excess of the option price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (2) we will not be entitled to a deduction for federal income tax purposes.

If the shares of Timberline Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, generally (1) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares of Timberline Common Stock at exercise (or, if less, the amount realized on the disposition of such shares of Timberline Common Stock ) over the option price paid for such shares of Timberline Common Stock, and (2) we will be entitled to deduct such amount for federal income tax purposes if the amount represents an ordinary and necessary business expense.  Any further gain (or loss) realized by the optionee will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by us.

Exercise of Non-Qualified Stock Options and SARs.  Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of Timberline Common Stock acquired on the date of exercise over the exercise price, and we generally will be entitled at that time to an income tax deduction for the same amount.  Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of Timberline Common Stock received are taxable to the recipient as ordinary income and generally are deductible by us.

The tax consequence upon a disposition of shares of Timberline Common Stock acquired through the exercise of a stock option or SAR will depend on how long the shares of Timberline Common Stock have been held and whether the shares of Timberline Common Stock were acquired by exercising an incentive stock option or by exercising a non-qualified stock option or SAR.  Generally, there will be no tax consequence to us in connection with the disposition of shares of Timberline Common Stock acquired under an option or SAR, except that we may be entitled to an income tax deduction in the case of the disposition of shares of Timberline Common Stock acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Internal Revenue Code of 1986, as amended, have been satisfied.

Stock Bonuses.  Recipients of grants of stock bonuses generally will be required to include as taxable ordinary income the fair market value of the shares of Timberline Common Stock at the time such shares of Timberline Common Stock are no longer subject to a substantial risk of forfeiture.  However, an award holder who makes an election under section 83(b) of the Internal Revenue Code of 1986, as amended (which we refer to as an “83(b) election”), within thirty days of the date of grant of shares of Timberline Common Stock  subject to forfeiture (which we refer to as “Restricted Stock”) will incur taxable ordinary income on the date of grant equal to the fair market value of such shares of Restricted Stock (determined without regard to forfeiture restrictions). With respect to the sale of shares of Timberline Common Stock after the forfeiture restrictions have expired, the holding period to determine whether the award recipient has long-term or short-term capital gain or loss generally begins when the restrictions expire and the tax basis for such shares of Timberline Common Stock will generally be based on the fair market value of the shares of Timberline Common Stock on that date.  However, if the award holder made an 83(b) election as described above, the holding period commences on the date of such election and the tax basis will be equal to the fair market value of the shares of Timberline Common Stock on the date of the 83(b) election (determined without regard to the forfeiture restrictions on the shares).  Dividends, if any, that are paid or accrued while the restricted stock is subject to a substantial risk of forfeiture will also be taxed as ordinary income.  We will be entitled to an income tax deduction equal to amounts the award holder includes in ordinary income at the time of such income inclusion.

As to other grants of shares of Timberline Common Stock made under the Equity Incentive Plan not subject to a substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to the excess of (i) the fair market value of the shares of Timberline Common Stock received (determined as of the date of receipt) over (ii) the amount (if any) paid for the shares of Timberline Common Stock by the holder of the award.  We generally will be entitled at that time to an income tax deduction for the same amount.

EXECUTIVE COMPENSATION

The following summary compensation tables set forth information concerning the annual and long-term compensation for services in all capacities to the Company for the year ended September 30, 2009 of those persons who were, at September 30, 2009 (i) the chief executive officer (Randal Hardy) and (ii) the other most highly compensated executive officers of the Company, whose annual base salary and bonus compensation was in excess of $100,000 (Paul Dircksen—Executive Chairman and Vice President of Timberline, Craig Crowell---Chief Accounting Officer):

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards Vested ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Randal Hardy, Chief Executive Officer and Chief Financial Officer	2009	162,000	0	19,750(2)	288,500(1)	0	0	4,310(11)	474,560
	2008	162,000	50,000(10)	0	347,379(3)	0	0	3,835(11)	563,214
Paul Dircksen, Executive Chairman and Vice President	2009	162,000	0	19,750(2)	200,499(4)	0	0	3,760(11)	386,009
	2008	162,000	0	0	193,794(5)	0	0	2,775(11)	355,794
Craig Crowell, Chief Accounting Officer	2009	125,000	0	0	65,917(6)	0	0	3,760(11)	194,677
	2008	58,173	0	0	11,000(7)	0	0	5,986(12)	75,159
John Swallow, former Executive Chairman(13)	2009	155,250	0	19,750(2)	499,666(8)	0	0	4,310(11)	678,976
	2008	162,000	50,000(10)	0	483,073(9)	0	0	3,835(11)	698,908

(1)    550,000 stock options vested, with exercise prices ranging from $0.33 to $3.40 per share. The valuation of the option award is calculated using the Black-Scholes method in accordance with FAS 123(R).  Vesting dates for the option awards range from October 2008 through August 2009. None of the vested options, valued for accounting purposes at $288,500, were exercised or sold and no benefit or gain was recognized by Mr. Hardy thereon.

(2)    25,000 shares of common stock awarded in August 2009 at a fair market value of $0.79 equal to the closing price of the Company’s stock on the date of grant.

(3)

216,667 stock options vested, with exercise prices ranging from $2.48 to $3.70 per share. The valuation of the option award is calculated using the Black-Scholes method in accordance with FAS 123(R).  Vesting dates for the option awards range from October 2007 through August 2008. None of the vested options, valued for accounting purposes at $347,379, were exercised or sold and no benefit or gain was recognized by Mr. Hardy thereon.

(4)   446,665 stock options vested, with exercise prices ranging from $0.33 to $3.40 per share. The valuation of the option award is calculated using the Black-Scholes method in accordance with FAS 123(R).  Vesting dates for the option awards range from October 2008 through August 2009. None of the vested options, valued for accounting purposes at $200,499, were exercised or sold and no benefit or gain was recognized by Mr. Dircksen thereon.

(5)    250,001 stock options vested, with exercise prices ranging from $0.75 to $3.40 per share. The valuation of the option award is calculated using the Black-Scholes method in accordance with FAS 123(R).  Vesting dates for the option awards range from October 2007 through September 2008. None of the vested options, valued for accounting purposes at $193,794, were exercised or sold and no benefit or gain was recognized by Mr. Dircksen thereon.

(6)

117,334 stock options vested, with exercise prices ranging from $0.33 to $3.20 per share. The valuation of the option award is calculated using the Black-Scholes method in accordance with FAS 123(R).  None of the vested options, valued for accounting purposes at $65,917, were exercised or sold and no benefit or gain was recognized by Mr. Crowell thereon.

(7)

10,000 stock options vested in August 2008, with an exercise price of $3.20 per share. The valuation of the option award is calculated using the Black-Scholes method in accordance with FAS 123(R).  None of the vested options, valued for accounting purposes at $11,000, were exercised or sold and no benefit or gain was recognized by Mr. Crowell thereon.

(8)

763,333 stock options vested, with exercise prices ranging from $0.33 to $3.40 per share. The valuation of the option award is calculated using the Black-Scholes method in accordance with FAS 123(R).  Vesting dates for the option awards range from October 2007 through August 2008.  None of the vested options, valued for accounting purposes at $499,666, were exercised or sold and no benefit or gain was recognized by Mr. Swallow thereon.

(9)

333,334 stock options vested, with exercise prices ranging from $2.48 to $3.40 per share. The valuation of the option award is calculated using the Black-Scholes method in accordance with FAS 123(R).  Vesting dates for the option awards range from October 2007 through August 2008.  None of the vested options, valued for accounting purposes at $483,073, were exercised or sold and no benefit or gain was recognized by Mr. Swallow thereon.

(10) Bonus received in November 2007 for prior performance.

(11) Employee portion of health insurance benefits paid by the Company on the employee’s behalf.

(12)

Reimbursement of moving expenses incurred.

(13)

Mr. Swallow resigned as Executive Chairman of the Board of Directors on September 15, 2009.

Executive Compensation Agreements and Summary of Executive Compensation

Report on Executive Compensation

During the year ended September 30, 2009, the Company’s Board and the Company’s Compensation Committee, was responsible for establishing a compensation policy and administering the compensation programs of our executive officers.

The amount of compensation paid by the Company to each of our officers and the terms of those persons’ employment is determined by the Compensation Committee. The Compensation Committee evaluates past performance and considers future incentive and retention in considering the appropriate compensation for the Company’s officers.  The Company believes that the compensation paid to the Company’s directors and officers is fair to the Company.

Our Compensation Committee believes that the use of direct stock awards is at times appropriate for employees, and in the future intends to use direct stock awards to reward outstanding service or to attract and retain individuals with exceptional talent and credentials. The use of stock options and other awards is intended to strengthen the alignment of interests of executive officers and other key employees with those of our stockholders.  In this regard, on December 19, 2008, our Compensation Committee and the Board of Directors authorized the issuance of 2,855,000 stock option awards.  The following stock option issuances were made in the normal course of business: 435,000 options to Randal Hardy; 435,000 to Paul Dircksen; 435,000 to John Swallow, our Executive Chairman at that time; and 150,000 options each to our directors Eric Klepfer, Ron Guill, Jim Moore and Vance Thornsberry.  An additional 950,000 options were granted to non-executive employees.  All options issued are exercisable at $0.33 until December 19, 2013, with all options vesting by two years from the date they were granted.

On August 31, 2009, our Compensation Committee and the Board of Directors authorized the issuance of 1,648,500 stock option awards.  The following stock option issuances were made in the normal course of business: 335,000 options to John Swallow our Executive Chairman at that time; 305,000 to Randal Hardy; 185,000 to Paul Dircksen; and 50,000 options each to our directors Eric Klepfer, Ron Guill, Jim Moore, and Vance Thornsberry.  An additional 623,500 options were granted to non-executive employees.  All options issued are exercisable at $0.57 until August 31, 2014, with all options vesting by two years from the date they were granted.  In addition to the option grants, each member of our Board of Directors was awarded 25,000 shares of common stock of the Company.

Executive Compensation Agreements

Hardy Employment Agreement

In connection with his appointment, Mr. Hardy entered into an employment agreement with us, effective August 27, 2007.  A brief description of the material terms of this agreement are as follows:  the term is three years, with a provision for mutually agreed upon annual renewals thereafter. It can be terminated by us for cause (without notice), without cause (with three months’ notice) or upon a takeover, acquisition or change in control.  Mr. Hardy is to act as both Chief Executive and Financial Officer until such time as a new Chief Financial Officer is appointed. Thereafter, he will remain as Chief Executive Officer during the term of his employment.  His compensation includes: an annual salary of $162,000, payment or reimbursement of up to $12,000 per year of premiums for health insurance coverage for him and his family, and reimbursement of Mr. Hardy’s personal automobile related expenses.  In addition to salary and fringe benefits, Mr. Hardy shall be entitled to receive performance bonuses and other incentive compensation as authorized by the Board of Directors.  Per the agreement, Mr. Hardy was granted 10,000 shares of our restricted common stock as a “signing bonus”, and incentive stock options to purchase 200,000 shares of our restricted common stock (at the closing stock price on the effective date of the agreement, August 27, 2007) pursuant to our Amended 2005 Equity Incentive Plan.  In the event of a change of control, if Mr. Hardy’s employment is terminated by the Company without Manifest Cause or by Mr. Hardy for Good Reason, he will be entitled to receive a lump sum payment equaling three (3) times his annual base salary and the continuation of medical and dental insurance benefits as the Company is then obligated to pay.  Good Reason is defined in the Hardy employment agreement to mean a reduction in his compensation, title or level of responsibility, a forced relocation or other change to the terms of his employment, or a change of control of the Company.  Manifest cause is defined as a felony conviction, a gross and willful failure to perform his duties, or dishonest conduct which is intentional and materially injurious to the Company.

Dircksen Employment Agreement

Mr. Dircksen entered into a three year employment with us, effective May 1, 2006, to become our Vice President of Exploration.  Pursuant to the terms of this agreement, he will function as and perform the customary duties of Vice President of Exploration and a member of the Company’s Board. His compensation includes an annual salary of $162,000, fringe benefits including payment of medical and dental insurance coverage premiums of up to $12,000 per year, automobile benefits (encompassing a Company truck) and performance benefits and incentives. Regarding the performance benefits and incentives, the agreement called for the issuance of 50,000 shares of our common stock as a signing bonus, and the issuance of 500,000 incentive stock options with an exercise price of $.75 per share. These signing bonus shares and the incentive stock options were issued pursuant to this agreement.  In the event of a change of control, if Mr. Dircksen’s employment is terminated by the

Company without Manifest Cause or by Mr. Dircksen for Good Reason, he will be entitled to receive a lump sum payment equaling three (3) times his annual base salary and the continuation of medical and dental insurance benefits as the Company is then obligated to pay.  Mr. Dircksen is permitted to engage in other business activities.  Good Reason is defined in the Dircksen employment agreement to mean a reduction in his compensation, title or level of responsibility, a forced relocation or other change to the terms of his employment, or a change of control of the Company.  Manifest cause is defined as a felony conviction, a gross and willful failure to perform his duties, or dishonest conduct which is intentional and materially injurious to the Company.

The Company issued the 50,000 shares due as a signing bonus on June 21, 2006 and the 500,000 incentive stock options on March 15, 2006.

Prior to May 1, 2006, Mr. Dircksen had a consulting arrangement with us to provide services related to geologic evaluation and marketing of the Company’s mineral properties.  Under this arrangement, he received payment of $400 per day or $50 per hour.

Outstanding Equity Awards At Fiscal Year-End

The following table sets forth the stock options granted to our named executive officers as of September 30, 2009. No stock appreciation rights were awarded.

Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Securities Unearned Shares, Units or Other Rights That have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have not Vested ($)
Randal Hardy(1)	145,000 305,000	290,000 0	0 0	$0.33 $0.57	12/19/2013 8/31/2014	0	$0.00	0	$0.00
Paul Dircksen(2)	333,333 145,000 185,000	0 290,000 0	0 0 0	$0.75 $0.33 $0.57	3/14/2011 12/19/2013 8/31/2014	0	$0.00	0	$0.00
Craig Crowell(3)	25,000 33,334 49,000	25,000 66,666 0	0 0 0	$2.05 $0.33 $0.57	9/3/2013 12/19/2013 8/31/2014	0	$0.00	0	$0.00

(1)

Randal Hardy’s unexercisable $0.33 options vest at a rate of 33% annually, with vesting dates ranging from December 2009 through December 2010.

(2)    Paul Dircksen’s remaining unexercisable $0.33 options vest at a rate of 33% annually, with vesting dates ranging from December 2009 through December 2010.

(3)    Craig Crowell’s unexercisable $2.05 options have vesting dates ranging from March 2010 through September 2010. The remaining unexercisable $0.33 options vest at a rate of 33% annually, with vesting dates ranging from December 2009 through December 2010.

DIRECTOR COMPENSATION

The following table sets forth the stock options granted to our directors during the fiscal year ended September 30, 2009.  Compensation to directors that are also executive officers is detailed above and is not included on this table.

Name	Fees Earned or Paid in Cash ($)($)	Stock Awards ($)	Option Awards Vested ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Vance Thornsberry	0	19,750(1)	81,334(2)	0	0	0	101,084
Ron Guill	0	19,750(1)	81,334(2)	0	0	0	101,084
Jim Moore	0	19,750(1)	63,500(3)	0	0	0	83,250
Eric Klepfer	0	19,750(1)	84,800(4)	0	0	0	104,550

(1)

25,000 shares of common stock awarded in August 2009 at a fair market value of $0.79 equal to the closing price of the Company’s stock on the date of grant.

(2)

141,667 stock options vested, with exercise prices ranging from $0.33 to $3.40 per share. The valuation of the option awards are calculated using the Black-Scholes method in accordance with FAS 123(R).  Vesting dates for the option awards range from October 2008 through August 2009. None of the vested options, valued for accounting purposes at $82,063, were exercised or sold and no benefit or gain was recognized by Mr. Thornsberry or Mr. Guill thereon.

(3)

125,000 stock options vested, with exercise prices ranging from $0.33 to $2.48 per share. The valuation of the options awards are calculated using the Black-Scholes method in accordance with FAS 123(R).  Vesting dates for the option awards range from December 2008 through August 2009. None of the vested options, valued for accounting purposes at $63,500, were exercised or sold and no benefit or gain was recognized by Mr. Moore thereon.

(4)

148,332 stock options vested, with exercise prices ranging from $0.33 to $3.40 per share. The valuation of the options awards are calculated using the Black-Scholes method in accordance with FAS 123(R).  Vesting dates for the option awards range from October 2008 through August 2009. None of the vested options, valued for accounting purposes at $84,800, were exercised or sold and no benefit or gain was recognized by Mr. Klepfer thereon.

Compensation of Directors

Directors receive no monetary compensation for their work for the Company.  Directors are granted non-qualified stock options and stock awards as compensation.

EQUITY COMPENSATION PLANS

The following summary information is presented as of September 30, 2009.

	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (a)	Weighted-average exercise price of outstanding options, warrants, and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	6,235,168 (1)	$0.92	51,665
Equity compensation plans not approved by security holders
TOTAL	6,235,168 (1)	$0.92	51,665

(1)  In February 2005, our Board adopted the 2005 Equity Incentive Plan which was approved by stockholders on September 23, 2005.  This plan authorizes the granting of up to 750,000 non-qualified 10 year stock options to Officers, Directors and consultants. In August 2006, the Board adopted the Amended 2005 Equity Incentive Plan which was approved by stockholders on September 22, 2006. This amended plan increases the number of non-qualified 10 year stock options that are authorized to be issued to Officers, Directors and consultants to 2,750,000. On August 22, 2008, our stockholders approved a proposal for the increase in the total number of shares of common stock that may be issued pursuant to awards granted under the original 2005 Equity Incentive Plan as previously amended.  Following the increase, the plan provides for 7,000,000 shares of common stock for awards under the plan.

As to the options granted to date, there were 75,000 exercised during the year ended September 30, 2009.  For the year ended September 30, 2008, no options were exercised.

PROPOSAL 3 — RENEWAL OF THE EQUITY INCENTIVE PLAN

GENERAL QUESTIONS

What am I being asked to vote on?

This proposal seeks approval from Stockholders for the renewal of the Equity Incentive Plan.

Why am I being asked to vote on the renewal of the Equity Incentive Plan?

The Equity Incentive Plan was adopted by the Timberline Board on August 31, 2006 and approved by Stockholders on September 22, 2006.  Pursuant to Section 16(a) of the Equity Incentive Plan, the Equity Incentive Plan will terminate on the fifth (5th) anniversary of adoption by Stockholders unless renewed prior to termination.  The Timberline Board has approved the renewal of the Equity Incentive Plan and accordingly is seeking approval from Stockholders for the renewal of the Equity Incentive Plan.  If this proposal is approved by Stockholders at the Special Meeting, the Equity Incentive Plan shall be renewed until the fifth (5th) anniversary of such approval.

Does the Timberline Board recommend approval of the renewal of the Equity Incentive Plan?

Yes.  After considering the entirety of the circumstances, the Timberline Board has unanimously concluded that the renewal of the Equity Incentive Plan is in the best interests of Timberline and its Stockholders, and the Timberline Board unanimously recommends that Stockholders vote in favor of the renewal of the Equity Incentive Plan.

What are the terms of the Equity Incentive Plan?

See Proposal 2 for more information regarding the Equity Incentive Plan, including a summary of the material terms of the Equity Incentive Plan.  The summary of the Equity Incentive Plan in Proposal 2 is qualified in its entirety by the full text of the Equity Incentive Plan, which is attached hereto as APPENDIX E.

OTHER MATTERS

As of the date of this Proxy Statement, management does not know of any other matter that will come before the meeting.

EXHIBITS

APPENDIX A

Form Proxy Card;

APPENDIX B

Arrangement Agreement for Staccato Gold Resources Ltd.

APPENDIX C

Fairness Opinion of Paradigm Capital, Inc.

APPENDIX D

Historical Financial Statements of Staccato Gold Resources Ltd.

APPENDIX E

Amended 2005 Equity Incentive Plan

By Order of the Board of Directors,

Craig Crowell
Secretary

Timberline Resources Corporation

101 East Lakeside Avenue

Coeur d’Alene, Idaho 83814

April 20, 2010

Please sign and return the enclosed form of proxy promptly.  If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your shares in person.

APPENDIX A

THE PROXY CARD ACCOMPANIES THIS PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS OF

TIMBERLINE RESOURCES CORPORATION

May ●, 2010

PROXY  SOLICITED BY BOARD OF DIRECTORS

MAIL – Sign, date and mail your proxy card in the envelope provided as soon as possible	COMPANY NUMBER
FACSIMILE - Sign, date and fax your proxy card to Corporate Secretary at (208) 664-4860	ACCOUNT NUMBER
CUSIP NUMBER

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  [X]

The Board of Directors Recommends a Vote “FOR” Items 1, 2, and 3.

Item 1. Approval of Staccato Acquisition Item 2. Approval of the Awards Increase Item 3. Approval of renewal of the Equity Incentive Plan	FOR AGAINST ABSTAIN [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ] [ ]

If this proxy is properly executed and returned, the shares represented hereby will be voted in accordance with the votes marked hereon.

A vote to ABSTAIN will not be voted FOR or AGAINST any Item, but your shares will still be counted for the purposes of establishing a quorum at the annual meeting.

If votes are not specified on a returned proxy, a vote FOR Items 1, 2 and 3 will be voted at the Special Meeting.

MARK HERE IF YOU PLAN TO ATTEND THE SPECIAL MEETING:   [   ]

PLEASE SIGN YOUR PROXY ON THE REVERSE SIDE

A-1

OUR RECORDS STATE THAT YOUR NAME AND SHAREHOLDINGS ARE AS FOLLOWS:

[PASTE LABEL HERE]

PLEASE SIGN YOUR PROXY BELOW (JOINT HOLDERS MUST BOTH SIGN):

Signature of Stockholder:

  Date:

Print Name:

Title:

Signature of Stockholder:

  Date:

Print Name:

Title:

Note:  Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

A-2

APPENDIX B

ARRANGEMENT AGREEMENT, DATED MARCH 22, 2010

ARRANGEMENT AGREEMENT DATED for reference the 22nd day of March, 2010.

BETWEEN:

TIMBERLINE RESOURCES CORPORATION, a corporation duly organized under the laws of Delaware and having an office at 101 E. Lakeside Avenue, Coeur d’Alene, Idaho, 83814

(hereinafter called "Timberline")

OF THE FIRST PART

AND:

STACCATO GOLD RESOURCES LTD., a company duly organized under the laws of the Province of British Columbia and having an office at 2060-777 Hornby Street, Vancouver, British Columbia, V6Z 1T7

(hereinafter called "Staccato")

OF THE SECOND PART

WHEREAS THE PARTIES HAVE AGREED THAT:

A.

The respective boards of directors of Timberline and Staccato  have approved the combination of Timberline and Staccato pursuant to the Plan of Arrangement (as defined below), providing for, among other things, the purchase by Timberline of all of the issued and outstanding Staccato Securities (as defined below).

B.

The board of directors of Timberline has unanimously determined that the Arrangement is in the best interests of Timberline and is fair to the Timberline Shareholders (as defined below).

C.

The board of directors of Staccato has unanimously determined that the Arrangement is in the best interests of Staccato and is fair to the Staccato Securityholders (as defined below).

D.

Subject to the provisions hereof, the board of directors of Timberline has unanimously recommended that the Timberline Shareholders approve the Arrangement at the Timberline Meeting (as defined below).

E.

Subject to the provisions hereof, the board of directors of Staccato has unanimously recommended that the Staccato Securityholders approve the Arrangement at the Staccato Meeting (as defined below).

F.

Pursuant to a plan of arrangement under Section 288 of the BCBCA (the "Plan of Arrangement"), the securityholders of Staccato will receive Timberline Securities (as defined below) in consideration of the acquisition by Timberline of their Staccato Securities (the "Arrangement").

G.

Timberline will apply to have the Timberline Shares issued pursuant to the Arrangement listed for trading on the NYSE Amex Equities ("Amex") and Timberline will apply to have its shares of common stock listed on the TSX Venture Exchange (the “TSXV”).

THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree each with the other as follows:

1.0

DEFINITIONS

1.1

In this Agreement:

(a)

all capitalized terms which are not otherwise defined in this Agreement shall have the meaning ascribed to them in the Plan of Arrangement;

(b)

“Acquisition Proposal” means, other than the business combination transaction contemplated by this Agreement, any offer or proposal for a merger, amalgamation, arrangement, reorganization, share exchange, consolidation, recapitalization, liquidation, dissolution  or other business combination involving Staccato or the acquisition or purchase of 20% or more of any class of equity securities of Staccato, or any take-over bid or tender offer (including issuer bids and self-tenders) or exchange offer that if consummated would result in any Person beneficially owning 20% or more of any class of any equity securities of Staccato, or any transaction involving the sale, lease, license or other disposition (by sale, merger or otherwise) of 20% or more of the book or market value of assets (including, without limitation, securities of any subsidiary of Staccato) of Staccato and its subsidiaries, taken as a whole;

(c)

"Amex" has the meaning ascribed thereto in Recital G;

(d)

"Arrangement" has the meaning ascribed thereto in Recital F;

(e)

"BCBCA" means the Business Corporations Act, S.B.C. 2002, c. 57, including all regulations made thereunder, as amended;

(f)

“Benefit Plan” means a pension, retirement, profit sharing, bonus, savings, deferred compensation, stock option, purchase, appreciation, group insurance or other material employee or retiree benefit plan, programme or arrangement, formal or informal, registered, unregistered or supplementary, oral or written, maintained or contributed to, or required to be contributed to, in the case of Timberline, by or on behalf of Timberline or a subsidiary of Timberline or in respect of which Timberline or a subsidiary of Timberline has an actual, actuarial or contingent liability and, in the case of Staccato, by or on behalf of Staccato or a subsidiary of Staccato or in respect of which Staccato or a subsidiary of Staccato has an actual, actuarial or contingent liability;

(g)

"business day" means a day that is not a Saturday, Sunday or civic or statutory holiday in Vancouver, British Columbia;

(h)

“Canadian Securities Administrators” means, collectively, the securities regulators in each of the provinces of Canada;

(i)

“Canadian GAAP” means accounting principles generally accepted in Canada from time to time;

(j)

“Canadian Securities Legislation” means, collectively, and as the context may require, the securities legislation of each of the provinces and territories of Canada, and the rules, regulations and policies published and/or promulgated thereunder, as such may be amended from time to time prior to the Effective Date;

(k)

“Code” means the United States Internal Revenue Code of 1986, as amended;

(l)

“Competition Act” means the Competition Act (Canada), as amended;

(m)

"Closing" has the meaning ascribed thereto in Section 6.3;

(n)

"Closing Date" has the meaning ascribed thereto in Section 6.3;

(o)

"Court" means the Supreme Court of British Columbia;

(p)

"Effective Date" has the meaning thereto ascribed in the Plan of Arrangement;

(q)

“Effective Time” means 12:01 a.m. (Pacific Time) on the Effective Date;

(r)

"Final Order" means the final order to be made by the Court approving the Arrangement as provided for in Section 2.2;

(s)

“Governmental Entity” means any (i) multinational, federal, provincial, territorial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau or agency, domestic or foreign, (ii) subdivision, agent, commission, board, or authority of any of the foregoing, or (iii) quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing;

(t)

“HSR Act” means the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended

(u)

“Law” means all statutes, regulations, statutory rules, policies, orders, and terms and conditions of any grant of approval, permission, authority or license of any court, Governmental Entity, statutory body or regulatory authority (including the SEC, AMEX, and TSXV), and the term “applicable” with respect to such Law and in the context that refers to one or more Persons, means that such Law applies to such Person or Persons or its or their business, undertaking, property or securities and emanates from a Governmental Entity, statutory body or regulatory authority having jurisdiction over the Person or Persons or its or their business, undertaking, property or securities;

(v)

“Lien” means any mortgage, hypothec, prior claim, lien, pledge, assignment for security, security interest, lease, option, right of third parties or other charge or encumbrance, including the lien or retained title of a conditional vendor, and any easement, servitude, right of way or other encumbrance on title to real or immovable property or personal or movable property;

(w)

"Material Adverse Change" means any change (or any condition, event or development involving a prospective change) in the business, operations, results of operations, assets, capitalization, financial condition, licenses, permits, concessions, rights, liabilities, prospects or privileges, whether contractual or otherwise, of Timberline or Staccato (as applicable) which has a Material Adverse Effect on Timberline or Staccato (as applicable);

(x)

"Material Adverse Effect" means any effect that is, or would reasonably be expected to be, material and adverse to the business, operations, results of operations, assets, prospects, capitalization or financial condition of Timberline or Staccato (as applicable) or that would prevent or materially impair or delay the ability of Timberline or Staccato (as applicable) to consummate the transactions contemplated by this Agreement (including the Plan of Arrangement) and any agreements contemplated hereunder; but “Material Adverse Effect” shall not include an effect resulting from (i)  an action taken by Timberline or Staccato (as applicable) to which the other party consented to in writing; (ii) conditions affecting the mineral exploration industry generally in the jurisdictions in which Timberline or Staccato (as applicable) holds its assets, taken as a whole including, without limitation, changes in commodity prices or Taxes; or (iii)  general economic, financial, currency exchange, securities or commodity market conditions in Canada and the United States including, without limitation, changes in currency exchange rates;

(y)

"material fact", "material change" and "misrepresentation" have the meanings ascribed to them by the Securities Act (British Columbia);

(z)

“Mineral Properties” means, with respect to a Party, the natural or mineral resource or exploration properties of the Party or its subsidiaries, and for greater certainty includes any mines or development projects in which the Party or its subsidiaries has an interest;

(aa)

“Owned Real Property” means, with respect to a Party, the real property owned by the Party or its subsidiaries that is material to the conduct of the business of the Party or its subsidiaries;

(bb)

“Party” means either Timberline or Staccato, as the case may be;

(cc)

“Permitted Liens” means, with respect to a Party and its subsidiaries:

(a)

conflicts and overlaps of unpatented mining claims on fee lands; conflicting unpatented mining claims for which no maps were filed as required by law; the possibility that the boundaries of unpatented mining claims may not be marked on the ground; the possibility that unpatented mining claims may not have been located on open public lands; determinations whether unpatented mining claims should be located in the form of lodes or placers; rights granted to third parties by governmental entities or by statute to use the surface of lands covered by unpatented mining claims; and rights that would have been shown by a careful physical inspection or by an accurate survey of unpatented mining claims;

(b)

any rights-of-way or other rights granted by Governmental Entities;

(c)

rights vested in or exercisable by Indigenous peoples including such rights arising out of the designation of lands in the U.S. as Indian Country;

(d)

inchoate or statutory liens for Taxes not at the time overdue, and inchoate or statutory liens for overdue Taxes the validity of which the Party or its Subsidiaries owing such Taxes is contesting in good faith but only for so long as such contestation effectively postpones enforcement of any such liens or Taxes;

(e)

statutory liens incurred or deposits made in the ordinary course of the business of the Party and its subsidiaries in connection with workers’ compensation, unemployment insurance and similar legislation, but only to the extent that each such statutory lien or deposit relates to amounts not yet due;

(f)

liens and privileges arising out of any judgment with respect to which the Party or any of its subsidiaries intends to prosecute an appeal or proceedings for review but only for so long as there is a stay of execution pending the determination of such appeal or proceedings for review;

(g)

security given by the Party or any of its Subsidiaries to a public utility or any Governmental Entity when required in the ordinary course of business of the Party and its subsidiaries;

(h)

undetermined or inchoate construction or repair or storage liens arising in the ordinary course of the business of the Party and its subsidiaries, a claim for which has not been filed or registered pursuant to law or of which notice in writing has not been given to the Party or its subsidiaries;

(i)

any reservations or exceptions contained in the original grants from the Crown or government, as applicable, and the paramount title of the government to lands covered by unpatented mining claims;

(j)

easements, including rights of way for, or reservations or rights of others relating to, sewers, water lines, gas lines, pipelines, electric lines, telegraph and telephone lines and other similar products or services and any registered restrictions or covenants that run with the land, provided that there has been compliance with the provisions thereof and that they do not in the aggregate materially detract from the value of the Owned Real Property and will not materially and adversely affect the ability of the Party and its subsidiaries to carry on their business as it has been carried on in the past; and

(k)

zoning by laws, ordinances or other restrictions as to the use of real property, and agreements with other Persons registered against title to the Owned Real Property, provided that they do not in the aggregate materially detract from the value of the Owned Real Property and will not materially and adversely affect the ability of the Party and its subsidiaries to carry on their business as it has been carried on in the past.

(dd)

“Person” includes any individual, firm, partnership, joint venture, venture capital fund, limited liability company, unlimited liability company, association, trust, trustee, executor, administrator, legal personal representative, estate, group, body corporate, corporation, unincorporated association or organization, Governmental Entity, syndicate or other entity, whether or not having legal status;

(ee)

"Plan of Arrangement" means the plan of arrangement under Section 288 of the BCBCA attached hereto as Schedule "A";

(ff)

“Real Property Leases” means with respect to a Party the leases, subleases, easements and other agreements under which the Party or any of its subsidiaries uses or occupies or has the right to use or occupy, now or in the future, any real property that is material to the conduct of the business of the Party or its subsidiaries;

(gg)

"Registrar" means the Registrar of Companies appointed pursuant to the BCBCA;

(hh)

 “SEC” means the United States Securities and Exchange Commission;

(ii)

"Section 3(a)(10) Exemption" has the meaning ascribed thereto in Section 2.3;

(jj)

“Securities Administrators” means, collectively, the Canadian Securities Administrators and the U.S. Securities Administrators;

(kk)

“Securities Legislation” means the Canadian Securities Legislation, U.S. Securities Law and the published instruments and rules of any Governmental Entity administering those statutes, as well as the rules, regulations, by laws and policies of all applicable Securities Administrators, the TSXV and AMEX;

(ll)

“Staccato Break Fee” has the meaning ascribed thereto in Section 8.2;

(mm)

“Staccato Expense Reimbursement Fee” has the meaning ascribed thereto in Section 8.5;

(nn)

"Staccato Information Circular" means the information circular to be sent to the Staccato Securityholders in connection with the Staccato Meeting;

(oo)

"Staccato Material Subsidiary" has the meaning ascribed thereto in Subsection 3.2(a);

(pp)

"Staccato Meeting" has the meaning ascribed thereto in the Plan of Arrangement;

(qq)

"Staccato Options" means options to purchase Staccato Shares granted under Staccato’s stock option plan;

(rr)

"Staccato Public Record" has the meaning ascribed thereto in Subsection 3.2(l);

(ss)

"Staccato Securities" means the Staccato Options, Staccato Shares, Staccato Warrants and other securities convertible into Staccato Shares;

(tt)

"Staccato Securityholders" means the holders of Staccato Securities;

(uu)

"Staccato Shares" means the common shares without par value in the capital of Staccato;

(vv)

"Staccato Shareholders" means the holders of Staccato Shares;

(ww)

"Staccato Warrants" means the issued and outstanding warrants entitling the holders thereof to purchase Staccato Shares;

(xx)

"Superior Proposal" has the meaning ascribed thereto in Section 8.7;

(yy)

“Support Agreements” means the agreements dated as of the date hereof between the relevant  Party and each of the Supporting Shareholders, respectively, pursuant to which the Supporting Shareholders have agreed to support the Arrangement and to vote in favour of the Arrangement;

(zz)

“Supporting Shareholders” means the officers and directors of the relevant Party;

(aaa)

"Tax Act" means the Income Tax Act (Canada) R.S.C. 1985 (5th Supp.) c. 1, and the regulations promulgated thereunder, as now in effect and as it may be amended from time to time prior to the Effective Date;

(bbb)

"Taxes" includes any taxes, duties, fees, premiums, assessments, imposts, levies and other charges of any kind whatsoever imposed by any Governmental Entity, including all interest, penalties, fines, additions to tax or other additional amounts imposed by any Governmental Entity in respect thereof, and including those levied on, or measured by, or referred to as, income, gross receipts, profits, capital, transfer, land transfer, sales, goods and services, harmonized sales, use, value-added, excise, stamp, withholding, business, franchising, property, development, occupancy, employer health, payroll, employment, health, social services, education and social security taxes, all surtaxes, all customs duties and import and export taxes, countervail and anti-dumping duties, all license, franchise and registration fees and all employment insurance, health insurance and Canada and other government pension plan premiums or contributions;

(ccc)

"Tax Returns" includes all returns, reports, declarations, elections, notices, filings, forms, statements and other documents (whether in tangible, electronic or other form) and including any amendments, schedules, attachments, supplements, appendices and exhibits thereto, made, prepared, filed or required to be made, prepared or filed by law in respect of Taxes;

(ddd)

“Third Party” means any person other than the parties hereto and their affiliates;

(eee)

“Third Party Claim” has the meaning ascribed thereto in Section 7.2;

(fff)

"Timberline Break Fee" has the meaning ascribed thereto in Section 8.3;

(ggg)

“Timberline Expense Reimbursement Fee” has the meaning ascribed thereto in Section 8.4;

(hhh)

"Timberline Information Circular" means the information circular to be sent to holders of Timberline Shareholders in connection with the Timberline Meeting;

(iii)

"Timberline Material Subsidiaries" has the meaning ascribed thereto in Subsection 3.1(a);

(jjj)

"Timberline Meeting" means the special meeting of the Timberline Shareholders to be held to consider and, if thought fit, to approve the Arrangement, among other things;

(kkk)

"Timberline Options" means options to purchase Timberline Shares granted under Timberline’s stock option plan;

(lll)

"Timberline Public Record" has the meaning ascribed thereto in Subsection 3.1(l);

(mmm)

"Timberline Securities" means the Timberline Shares, Timberline Options, Timberline Warrants and other securities convertible into Timberline Shares;

(nnn)

"Timberline Securityholders" means the holders of Timberline Securities;

(ooo)

"Timberline Shares" means the shares of common stock with par value of $0.001 in the capital of Timberline;

(ppp)

"Timberline Shareholders" means the holders of Timberline Shares;

(qqq)

"Timberline Warrants" means the issued and outstanding warrants entitling the holders thereof to purchase Timberline Shares;

(rrr)

"Third Party" has the meaning ascribed thereto in Section 8.1;

(sss)

"TSXV" means the TSX Venture Exchange;

(ttt)

"U.S. Exchange Act" means Securities Exchange Act of 1934, as amended, of the United States;

(uuu)

“U.S. GAAP” means accounting principles generally accepted in the United States of America from time to time and which meet the standards established by the Public Company Accounting Oversight Board (United States); and

(vvv)

"U.S. Securities Act" has the meaning ascribed thereto in Section 2.3.

(www)

“U.S. Securities Administrators” means, collectively, the SEC and any state securities commission or similar regulatory authority of any state of the United States;

(xxx)

“U.S. Securities Law” means all applicable securities legislation in the United States, including without limitation, the U.S. Securities Act and the U.S. Exchange Act, and the rules and regulations promulgated thereunder, including judicial and administrative interpretations thereof, and the securities laws of the states of the United States.

1.2

Interpretation Not Affected by Headings, etc.

The division of this Agreement into Articles, Sections and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.  Unless otherwise indicated, all references to an “Article”, “Section” or “Schedule” followed by a number and/or a letter refer to the specified Article or Section of or Schedule to this Agreement.  The terms “this Agreement” and, unless otherwise specified, the terms “hereof”, “herein” and “hereunder” and similar expressions, refer to this Agreement (including the Schedules hereto) and not to any particular Article, Section or other portion hereof.

1.3

Number and Gender

In this Agreement, unless the context otherwise requires, words used herein importing the singular include the plural and vice versa and words importing gender include all genders.

1.4

Date of Any Action

In the event that any date on which any action is required to be taken hereunder by any of the Parties is not a Business Day, such action shall be required to be taken on the next succeeding day which is a Business Day.

1.5

Subsidiaries

Notwithstanding any other provision hereof, to the extent any covenants contained herein relate, directly or indirectly, to a subsidiary of either Timberline or Staccato, each such provision will be construed as a covenant by Timberline or Staccato, as the case may be, to cause (to the fullest extent to which it is legally capable) that subsidiary to perform the required action.

1.6

Currency

Unless otherwise stated, all references in this Agreement to sums of money are expressed in lawful money of Canada.

1.7

Knowledge

Each reference herein to the knowledge of a Party means, unless otherwise specified, the existing knowledge of every vice president or more senior officer of such Party.

1.8

Statutory References

Except as expressly stated otherwise, any reference in this Agreement to a statute includes all rules and regulations made thereunder, all amendments to that statute or the rules and regulations made thereunder in force from time to time, and any statute or rule or regulation that supplements or supersedes that statute or the rules or regulations made thereunder.

1.9

Entire Agreement

This Agreement and the other agreements and documents referred to herein, constitute the entire agreement between the Parties pertaining to the terms of the Arrangement and ancillary arrangements and supersede all other prior agreements, understandings, negotiations and discussions, whether oral or written, between the Parties with respect to the terms of the Arrangement and such arrangements.

1.10

Accounting Matters

Unless otherwise stated, all accounting terms used in this Agreement:

(a)

In respect of Timberline and its subsidiaries shall have the meanings attributable thereto under U.S. GAAP and all determinations of an accounting nature required to be made hereunder in respect of Timberline shall be made in a manner consistent with U.S. GAAP as historically applied by Timberline; and

(b)

in respect of Staccato and its subsidiaries shall have the meanings attributable thereto under Canadian GAAP and all determinations of an accounting nature required to be made hereunder in respect of Staccato shall be made in a manner consistent with Canadian GAAP as historically applied by Staccato.

1.11

Schedules

The following are the Schedules are annexed to this Agreement, and are hereby incorporated by reference to this Agreement and form a part hereof:

Schedule A:

Plan of Arrangement

Schedule B:

Outstanding Staccato Options, Staccato Warrants and Staccato Securities

Schedule C:

Outstanding Timberline Options, Timberline Warrants and Timberline Securities

2.0

ARRANGEMENT

2.1

The Arrangement

The parties agree to carry out the Arrangement on the terms as set out in the Plan of Arrangement.

From and after the Effective Date, the Plan of Arrangement will have all of the effects provided therein and by applicable Laws, including the BCBCA.

2.2

Court Proceedings

Staccato shall, as soon as reasonably practicable, but in any event not later than March 31, 2010 or such later date as the parties may agree, apply to the Court pursuant to Section 288 of the BCBCA for the interim order of the Court (the “Interim Order”) providing for, among other things, the calling and holding of the Staccato Meeting for the purpose of considering and, if deemed advisable, approving the Arrangement, and for the form of approval by Staccato Securityholders of the Arrangement.  If the approval of the Arrangement as set forth in the Interim Order is obtained, Staccato shall take the necessary steps to submit the Arrangement to the Court and apply for the final order (the "Final Order") in such fashion as the Court may direct and, as soon as practicable thereafter, and subject to satisfaction or waiver of any other conditions provided for in this Agreement, Staccato shall file with the Registrar, pursuant to Section 292 of the BCBCA, a certified copy of the Final Order and all other necessary documents to give effect to the Arrangement.

2.3

The parties agree that the Arrangement will be carried out with the intention that all Timberline Shares and other Timberline Securities issued on completion of the Arrangement to the Staccato Securityholders will be issued by Timberline in reliance on the exemption from the registration requirements of the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), provided by Section 3(a)(10) of the U.S. Securities Act (the "Section 3(a)(10) Exemption").  In order to ensure the availability of the Section 3(a)(10) Exemption, the parties agree that the Arrangement will be carried out on the following basis:

(a)

the Arrangement will be subject to the approval of the Court;

(b)

the Court will be advised as to the intention of the parties to rely on the Section 3(a)(10) Exemption prior to the hearing required to approve the Arrangement;

(c)

the Court will be required to satisfy itself as to the fairness of the Arrangement to the Staccato Securityholders subject to the Arrangement;

(d)

the Final Order approving the Arrangement that is obtained from the Court will expressly state that the Arrangement is approved by the Court as being fair to the Staccato Securityholders;

(e)

Staccato will ensure that each Staccato Securityholder entitled to receive Timberline Securities on completion of the Arrangement will be given adequate notice advising them of their right to attend the hearing of the Court to give approval of the Arrangement and providing them with sufficient information necessary for them to exercise that right;

(f)

the Staccato Securityholders will be advised that the Timberline Securities issued in the Arrangement have not been registered under the U.S. Securities Act and will be issued  by Timberline in reliance on the exemption from the registration requirements of the U.S. Securities Act provided by Section 3(a)(10) of the U.S. Securities Act and may be subject to restrictions on resale under the securities laws of the United States, including, as applicable, Rule 144 under the U.S. Securities Act with respect to affiliates of Timberline;

(g)

the Interim Order approving the Staccato Meeting will specify that each Staccato Securityholder will have the right to appear before the Court at the hearing of the Court to give approval of the Arrangement so long as they enter an appearance within a reasonable time; and

(h)

the Final Order shall include a statement to the following effect:

“This Order will serve as a basis of a claim to an exemption, pursuant to section 3(a)(10) of the United States Securities Act of 1933, as amended, from the registration requirements otherwise imposed by that act, regarding the distribution of securities of Timberline, pursuant to the Plan of Arrangement.”

3.0

REPRESENTATIONS AND WARRANTIES

Representations and Warranties of Timberline

3.1

As at the date of this Agreement and as at the Closing Date, Timberline represents and warrants to Staccato, and acknowledges that Staccato is relying thereon, that, except as disclosed in the Timberline Public Record:

(a)

Timberline's only material subsidiaries are Timberline Drilling Inc. and World Wide Exploration S.A. de C.V (collectively, the "Timberline Material Subsidiaries"), all of which are directly or indirectly 100% owned by Timberline, and Timberline does not at present own shares in and is not a party to any agreement of any nature to acquire any shares in any other corporation or entity which is material to its business and operations, other than pursuant to this Agreement and is not a party to any agreement to acquire or lease any other business operations;

(b)

each of Timberline and the Timberline Material Subsidiaries, is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, continuance or amalgamation and has the corporate power to own or lease its property and assets and to carry on its business as now conducted by it, is duly licensed or qualified as a foreign corporation in each jurisdiction in which the character of the property and assets now owned by it or the nature of its business as now conducted by it requires it to be so licensed or qualified (save where failure to have such licence or qualification would not in the aggregate have a Material Adverse Effect);

(c)

Timberline has the corporate power to enter into this Agreement and, subject to obtaining the requisite approvals contemplated hereby, to carry out its respective obligations hereunder;

(d)

as of the date hereof:

(i)

the authorized capital of Timberline consists of 100,000,000 shares of common stock with par value of $0.001 and 10,000,000 shares of preferred stock with par value of $0.01 of which a total of 41,244,398 shares of common stock and nil shares of preferred stock were issued and outstanding as of March 22, 2010; and

(ii)

other than as set forth in Schedule “C” hereto, Timberline has no unexercised Timberline Options, no unexercised Timberline Warrants outstanding and no other Timberline Securities issued or outstanding which entitle the holder to purchase any other Timberline Securities up to the Effective Date of the Arrangement;

(e)

the Timberline Shares issuable pursuant to the Arrangement will, upon their issuance, be validly issued and outstanding, fully paid and non-assessable shares of common stock of Timberline and will form part of a class of shares of common stock that is listed and posted for trading on Amex;

(f)

neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement will conflict with, result in a breach or default of, accelerate the performance required by any agreement to which Timberline or any of the Timberline Material Subsidiaries is a party, or create a state of facts, which after notice or lapse of time or both, will result in a breach by Timberline or any of the Timberline Material Subsidiaries of (i) any Law applicable to Timberline or the Timberline Material Subsidiaries, subject to obtaining necessary regulatory approvals; (ii) the constating documents, articles or resolutions of the directors or shareholders of Timberline or any of the Timberline Material Subsidiaries which are in effect at the date hereof; (iii) any mortgage, note, indenture, contract, agreement, instrument, lease or other document to which Timberline or the Timberline Material Subsidiaries is a party, except such as would not result in a Material Adverse Effect; or (iv) any judgment, decree or order binding Timberline or the Timberline Material Subsidiaries or the property or assets of Timberline or the Timberline Material Subsidiaries;

(g)

there are no agreements, covenants, undertakings or other commitments of Timberline or the Timberline Material Subsidiaries, including partnerships or joint ventures of which Timberline or the Timberline Material Subsidiaries is a partner or member, under which the consummation of the Arrangement would:

(i)

have the effect of imposing restrictions or obligations on Timberline or the Timberline Material Subsidiaries materially greater than those imposed upon Timberline or the Timberline Material Subsidiaries or any such partnership or joint venture at the date hereof; or

(ii)

give a third party a right to terminate any material agreement to which Timberline or the Timberline Material Subsidiaries or any such partnership or joint venture is a party or to purchase any of their respective assets; or

(iii)

impose material restrictions on the ability of Timberline or the Timberline Material Subsidiaries to carry on any business which they might choose to carry on within any geographical area, to acquire property or dispose of their property and assets in their entirety or to change their corporate status; or

(iv)

impose material restrictions on the ability of Timberline or the Timberline Material Subsidiaries to pay any dividends or make other distributions to their shareholders or to borrow money and to mortgage and pledge their property as security therefor;

(h)

there are no actions, suits or proceedings, pending or, to the knowledge of Timberline, threatened against or affecting Timberline or the Timberline Material Subsidiaries, or any of their principals, at law or in equity, or before or by any federal, provincial, state, municipal or other governmental department, commission, board, bureau or agency, domestic or foreign, and Timberline is not  aware of any existing grounds on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success against Timberline or the Timberline Material Subsidiaries, except where such would not result in a Material Adverse Effect;

(i)

this Agreement has been duly authorized, executed and delivered by Timberline and constitutes a legal, valid and binding obligation, enforceable against Timberline in accordance with its terms subject to bankruptcy, insolvency and other applicable laws affecting creditors' rights generally and to general principles of equity;

(j)

the latest audited financial statements of Timberline for the fiscal year ended September 30, 2009 to be disclosed in the Staccato Information Circular are true and correct in every material respect, and have been prepared in accordance with US GAAP and fairly reflect the consolidated financial position of Timberline as at the date of such financial statements and the results of its operations for the period then ended;

(k)

the unaudited financial statements of Timberline for the interim period ended December 31, 2009 to be disclosed in the Staccato Information Circular are true and correct in every material respect, and have been prepared in accordance with US GAAP and fairly reflect the consolidated financial position of Timberline as at the date of such financial statements and the results of its operations for the period then ended;

(l)

Timberline has filed with all applicable Securities Administrators (including exchanges and markets) all material information and documents required to be filed with such authorities under the requirements of the U.S Exchange Act (the "Timberline Public Record") and the statements set forth in the Timberline Public Record are true, correct and complete and do not contain any misrepresentation as of the dates on which they were made under the circumstances in which they were made;

(m)

except as disclosed in the Timberline Public Record, the Timberline Shares are listed on Amex and Timberline is in compliance with all rules, regulations and policies of the Amex in all material respects;

(n)

Timberline is not in default in any material respect of any requirement of any Laws or Governmental Authority having jurisdiction over any securities of Timberline, except where such would not result in a Material Adverse Effect;

(o)

Timberline is WTO Investor for the purposes of the Investment Canada Act, R.S.C. 1985, c.28 (1st Supplement), as amended;

(p)

the description of the business of Timberline, its financial condition, assets and properties as provided to Staccato for inclusion in the Staccato Information Circular will not contain any untrue statement of a material fact or omit to state any material fact necessary to make such description not misleading in light of the circumstances in which they are made and will contain all information required by all applicable Laws;

(q)

there are no known or anticipated material liabilities of Timberline or the Timberline Material Subsidiaries of any kind whatsoever (including absolute, accrued or contingent liabilities) nor any commitments whether or not determined or determinable, in respect of which Staccato is or may become liable other than the liabilities disclosed on, reflected in or provided for in the financial statements referred to in paragraphs (j) and (k) of this Section 3.1, the Timberline Public Record, or to be reflected in the Staccato Information Circular or incurred in the ordinary course of business;

(r)

the corporate records and minute books of Timberline or the Timberline Material Subsidiaries as required to be maintained by them under the laws of their respective jurisdictions of incorporation are up to date and contain complete and accurate minutes of all meetings of its directors, any committees of the board of directors and shareholders held and all resolutions consented to in writing;

(s)

each of Timberline and the Timberline Material Subsidiaries owns good and marketable title to its property and assets free and clear of any and all mortgages, liens, pledges, charges, security interests, encumbrances, actions, claims or demands of any nature whatsoever or howsoever arising which would have a Material Adverse Effect on the property or assets of Timberline or the Timberline Material Subsidiaries except as disclosed in the Staccato Information Circular and all agreements by which Timberline and the Timberline Material Subsidiaries hold an interest in a property, business or assets are in good standing according to their terms and the properties are in good standing under the applicable laws of the jurisdictions in which they are situated and all filings and work commitments required to maintain the properties are in good standing, have been properly recorded and filed in a timely manner with the appropriate regulatory body and there are no mortgages, charges, encumbrances or any other interests in or on such properties other than as disclosed in the Timberline Public Record;

(t)

each of Timberline and the Timberline Material Subsidiaries has duly filed on a timely basis all Tax Returns required to be filed by it and has paid or withheld and remitted, as applicable, all Taxes which are due and payable or required to be withheld or remitted, and has paid all assessments and reassessments, and all other Taxes due and payable by it on or before the date hereof; adequate provision has been made for Taxes payable for the current period for which Tax Returns are not yet required to be filed; there are no agreements, waivers or other arrangements providing for an extension of time with respect to the filing of any Tax Return by, or payment of any Tax by Timberline or any Timberline Material Subsidiary; there are no actions, suits, proceedings, investigations or claims commenced or to the knowledge of Timberline, threatened or contemplated against Timberline or any Timberline Material Subsidiary in respect of Taxes or any matters under discussion with any Governmental Entity relating to Taxes asserted by any such Governmental Entity;

(u)

each of Timberline and the Timberline Material Subsidiaries is in compliance in all respects with each license and permit held by it and is not in any respect in violation of, or default under, the applicable statutes, ordinances, rules, regulations, orders or decrees (including, without limitation, Environmental Laws) of any governmental entities, regulatory agencies or bodies having, asserting or claiming jurisdiction over it or over any part of its operations or assets, except in all cases above where such would not result in a Material Adverse Effect;

(v)

except where such would not result in a Material Adverse Effect, each of Timberline and the Timberline Material Subsidiaries: (i) is in compliance with any and all applicable Environmental Laws; (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business as currently conducted; (iii) is in compliance with all terms and conditions of each such permit, license or approval; (iv) confirms that there have been no past, and, to the knowledge of Timberline, there are no pending or threatened claims, complaints, notices or requests for information received by Timberline or the Timberline Material Subsidiaries with respect to any alleged material violation of any Environmental Law; and (v) confirms that no conditions exist at, on or under any property now or previously owned, leased or occupied by Timberline or the Timberline Material Subsidiaries which, with the passage of time, or the giving of notice or both, would give rise to liability under any Environmental Law;

(w)

neither Timberline or the Timberline Material Subsidiaries, nor to Timberline's knowledge, any other person, has ever caused or permitted hazardous or toxic waste to be placed, held, located or disposed of on, under or at any lands or premises owned, leased or occupied by Timberline or the Timberline Material Subsidiaries otherwise than in compliance with applicable Environmental Laws and no notice has been received by Timberline of any action or potential liability in respect thereof and, to the knowledge of Timberline, no civil, criminal or enforcement actions or complaints in respect thereof are threatened, pending or have been commenced against Timberline or the Timberline Material Subsidiaries;

(x)

there are no environmental audits, evaluations, assessments, studies or tests that were commissioned by Timberline respecting the business, operations, properties or facilities of Timberline or the Timberline Material Subsidiaries;

(y)

there is no agreement, judgment, injunction, order or decree binding upon Timberline or any of the Timberline Material Subsidiaries that has or could reasonably be expected to have the effect of prohibiting, restricting or materially impairing any business practice of Timberline or the Timberline Material Subsidiaries, any acquisition of property by Timberline or the Timberline Material Subsidiaries or the conduct of business by Timberline or the Timberline Material Subsidiaries as currently conducted other than such agreements, judgments, injunctions, orders or decrees which would not, individually or in the aggregate, have a Material Adverse Effect on Timberline;

(z)

the board of directors of Timberline has:

(i)

determined unanimously that, as of the date of this Agreement, the Arrangement is fair to the Timberline Shareholders and is in the best interests of Timberline; and

(ii)

determined unanimously, as of the date of this Agreement, to recommend that the Timberline Shareholders vote in favour of the Timberline Resolution;

(aa)

Management of Timberline has established and maintained a system of disclosure controls and procedures designed to provide reasonable assurance that information required to be disclosed by Timberline in its annual filings, interim filings or other reports filed, furnished or submitted by it under applicable Securities Legislation is recorded, processed, summarized and reported within the time periods specified in such legislation, laws and rules. Such disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by Timberline in its annual filings, interim filings or other reports filed, furnished or submitted under applicable Securities Legislation is accumulated and communicated to Timberline’s management, including its chief executive officer and chief financial officer (or Persons performing similar functions), as appropriate to allow timely decisions regarding required disclosure

(bb)

except as disclosed in the Timberline Public Record, (i) Timberline maintains internal control over financial reporting (as defined in Rule 13a-15 under the U.S. Exchange Act, (ii) such internal control over financial reporting is effective in providing reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and includes policies and procedures that (a) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of Timberline, (b) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with US GAAP, and that receipts and expenditures of Timberline are being made only in accordance with authorizations of management and directors of Timberline, and (c) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of Timberline’s assets that could have a material effect on its financial statements and (iii) Timberline has disclosed, based on the most recent evaluation of its chief executive officer and its chief financial officer prior to the date hereof, to Timberline’s auditors and the audit committee of Timberline’s board of directors (a) any significant deficiencies in the design or operation of its internal controls over financial reporting that are reasonably likely to adversely affect Timberline’s ability to record, process, summarize and report financial information and has identified for Timberline’s auditors and Timberline’s board of directors any material weaknesses in internal control over financial reporting and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in Timberline’s internal control over financial reporting;

(cc)

the books, records and accounts of Timberline and the Timberline Material Subsidiaries, in all material respects, (i) have been maintained in accordance with good business practices and on a basis consistent with prior years, except as otherwise disclosed in Timberline Public Documents), (ii) are stated in reasonable detail and accurately and fairly reflect the transactions and dispositions of the assets of Timberline and the Timberline Material Subsidiaries and (iii) accurately and fairly reflect the basis for the Timberline financial statement in paragraphs (j) and (k) of this Section 3.1;

(dd)

except for:

(i)

the transaction contemplated hereby, or

(ii)

any change, condition, event or circumstance disclosed in the Timberline Public Documents,

Timberline has not been subject to any Material Adverse Change since September 30, 2009, and since such date, there has not been any damage, loss or other change of any kind whatsoever in circumstances materially affecting the business, assets, rights or capacity of Timberline or the Timberline Material Subsidiaries to conduct its respective business, such business having been conducted in the ordinary course;

(ee)

all material contracts and agreements of Timberline and the Timberline Material Subsidiaries have been disclosed in Timberline’s Public Documents and true and correct copies of each or in the case of oral contracts, summaries of the material terms thereof) have been provided to Staccato.  Timberline and the Timberline Material Subsidiaries are in compliance in all material respects with all material contracts, agreements, indentures, leases, policies, instruments and licences in connection with the conduct of their respective businesses and all such material contracts, agreements, indentures, leases, policies, instruments and licences are valid and binding in accordance with their terms (subject, however, to limitations with respect to enforcement imposed by Law in connection with bankruptcy or similar proceedings, the equitable power of the courts to stay proceedings before them and the execution of judgments and to the extent that equitable remedies such as specific performance and injunction are in the discretion of the courts from which they are sought) and in full force and effect, and no breach or default by Timberline or the Timberline Material Subsidiaries or event which, with notice or lapse of time or both, could constitute a material breach or material default by Timberline or the Timberline Material Subsidiaries, exists with respect thereto;

(ff)

Timberline maintains, for itself and the Timberline Material Subsidiaries, policies of insurance in force as at the date hereof that adequately cover all those risks reasonably and prudently foreseeable in the current operation and conduct of their respective businesses which, having regard to the nature of such risk and the relative costs of obtaining insurance, it is reasonable to seek rather than to provide for self-insurance, and all of the policies in respect of such insurance coverage are in good standing in all respects and not in default in any material respect, except where the failure to obtain such insurance coverage would not reasonably be expected to have a Material Adverse Effect on Timberline;

(gg)

Benefit Plans

(i)

Timberline has provided to Staccato copies of all Benefit Plans of Timberline and the Timberline Material Subsidiaries;

(ii)

Timberline and the Timberline Material Subsidiaries have complied, in all material respects, with all of the terms of their respective Benefit Plans, including the provisions of any collective agreements, funding and investment contracts or obligations applicable thereto, arising under or relating to each Benefit Plan, whether written or oral, which are maintained by or binding upon Timberline or the Timberline Material Subsidiaries.  All such Benefit Plans have been administered in accordance with the documents governing the Benefit Plans and all reports and filings with Governmental Entities required in connection with each Benefit Plan have been timely made;

(iii)

All Benefit Plans of Timberline and the Timberline Material Subsidiaries are fully funded and in good standing with such Governmental Entities as may be applicable and no notice of underfunding, non-compliance, failure to be in good standing or otherwise has been received by Timberline or the Timberline Material Subsidiaries from any such Governmental Entities.  No action has been taken, no event has occurred and no condition or circumstance exists that has resulted in, or could reasonably be expected to result in, any Benefit Plan of Timberline or the Timberline Material Subsidiaries, being ordered or required to be terminated or wound up in whole or in part or having its registration under applicable legislation refused or revoked, or being placed under the administration of any trustee or receiver or regulatory authority;

(hh)

Employment Matters

(i)

None of Timberline or the Timberline Material Subsidiaries:

(a)

is a party to any collective bargaining agreement or letter of understanding, letter of intent or other written communication with any trade union, council of trade unions, employee bargaining agency or affiliated bargaining agent which may qualify as a trade union, which would apply to any employees of Timberline or the Timberline Material Subsidiaries, nor has any trade union, council of trade unions, employee bargaining agency or affiliated bargaining agent applied or threatened to apply for certification as bargaining agent for the employees of Timberline or the Timberline Material Subsidiaries, nor is there a threatened or apparent union-organizing campaign for employees not covered under a collective bargaining agreement; or

(b)

subject to any current, pending or threatened strike or lockout;

(ii)

Timberline or the Timberline Material Subsidiaries have been and are being operated in compliance in all material respects with all applicable Laws relating to employees including, but not limited to, employment and labour standards, labour risk prevention measures, social security and other contributions, occupational health and safety, employment equity, pay equity, pay practices, workers’ compensation, equal employment opportunity, human rights and labour relations and there are no current, pending or, to Timberline’s knowledge, threatened, complaints, charges, orders and its investigations, prosecutions, litigation, proceedings or claims against Timberline or the Timberline Material Subsidiaries before any federal, state, municipal or other Governmental Entity, commission, board, bureau, agency or arbitrator, arbitration tribunal or instrumentality, whether domestic or foreign based on, arising out of, in connection with, or otherwise relating to unfair labour practices, the employment application for employment of or termination of employment of any individual by Timberline or the Timberline Material Subsidiaries respecting employment or labour standards, including but not limited to employment equity, pay equity, labour relations, workers’ compensation or workplace safety and insurance, occupational health and safety, privacy, wrongful dismissal or human rights laws;

(iii)

There are no material notices of assessment, provisional assessment, reassessment, supplementary assessment, penalty assessment or increased assessment  or any other communications related thereto which Timberline or the Timberline Material Subsidiaries has received from any workers’ compensation or workplace safety and insurance board or similar authorities in any jurisdictions where the business is carried on which are unpaid on the date hereof or which will be unpaid at the Effective Date and there are no facts or circumstances which may result in a material increase in liability from any applicable workers’ compensation or workplace safety and insurance legislation, regulations or rules after the Effective Date. The accident cost experience of Timberline or the Timberline Material Subsidiaries is such that there are no such material pending or possible assessments and there are no claims or potential claims which may materially affect the accident cost experience of Timberline or the Timberline Material Subsidiaries;

(iv)

To the knowledge of Timberline, without investigation, no employee of Timberline or the Timberline Material Subsidiaries is bound by any non-compete agreement or other agreement or restriction of any kind that would impede in any way the ability of such employee to carry out fully all activities of such employee in furtherance of the business of Timberline or the Timberline Material Subsidiaries;

(ii)

Mineral Properties

(i)

The disclosure made in Timberline’s Public Documents (including without limitation technical reports) concerning Timberline’s Mineral Properties is complete and accurate in all material respects and all known facts of a scientific or technical nature are fully and accurately disclosed in Timberline’s most recent public technical report, related to such Mineral Properties, and nothing has come to the attention of Timberline to indicate that any of the foregoing statements are or may be inaccurate in any material respect;

(ii)

Timberline has provided to Staccato all material information regarding all Mineral Properties owned, leased, or otherwise held by Timberline or the Timberline Material Subsidiaries that are material to the conduct of the business of Timberline or the Timberline Material Subsidiaries, and all such information as made available to Staccato is true and correct in all material respects and no material fact or facts have been omitted therefrom which would make such information misleading;

(iii)

Except as disclosed in Timberline’s Public Documents, any and all of the agreements and other documents and instruments pursuant to which Timberline or the Timberline Material Subsidiaries hold their Mineral Properties and/or their interests and rights therein (including any interest in, or right to earn an interest in, any of their Mineral Properties) are valid and subsisting agreements, documents or instruments in full force and effect, enforceable in accordance with the terms thereof and neither Timberline or the Timberline Material Subsidiaries is in default of any of the material provisions of any such agreements, documents or instruments nor has any such default been alleged.  All leases, licences and claims pursuant to which Timberline or the Timberline Material Subsidiaries hold their Mineral Properties and/or their interests and rights therein are in good standing in all material respects and neither Timberline or the Timberline Material Subsidiaries is in default of any of the material provisions of any such leases, licences and claims nor has any such default been alleged;

(iv)

Other than as disclosed in Timberline’s Public Record:

(a)

all interests and rights in Timberline’s Mineral Properties are (i) owned or held by Timberline or the Timberline Material Subsidiaries as owner thereof with good and marketable title, (ii) in good standing, valid, subsisting and enforceable under the applicable Laws of the jurisdictions in which the Mineral Properties are located, (iii) sufficient to permit Timberline or the Timberline Material Subsidiaries to carry on the business currently carried on by them with respect to the Mineral Properties, and (iv) free and clear of any title defects or Liens, other than Permitted Liens;

(b)

none of Timberline’s Mineral Properties or any mineral rights therein is subject to any option, pre-emption right, right of first refusal or purchase, or acquisition right;

(c)

no royalty or other payment is payable in respect of any of Timberline’s Mineral Properties and all work required to be performed in connection therewith has been performed;

(d)

there are no restrictions on the ability of Timberline or its Subsidiaries to use, transfer or otherwise exploit any of their interests and rights in their Mineral Properties, and Timberline does not know of any claim or basis for any claim that may adversely affect such rights or interests; and

(e)

Timberline has no knowledge of any claim or the basis for any claim that might or could materially and adversely affect the right thereof to use, transfer or otherwise exploit their interests and rights in Timberline’s Mineral Properties;

(v)

Timberline or the Timberline Material Subsidiaries have all surface rights, access rights and other property rights and interests relating to Timberline’s Mineral Properties necessary to permit Timberline or the Timberline Material Subsidiaries to carry on the business currently carried on by them with respect to those Mineral Properties, and no other property rights are necessary for the conduct of Timberline’s or the Timberline Material Subsidiaries’ business;

(jj)

Real Property

(i)

Timberline has provided to Staccato all material information regarding all Owned Real Property of Timberline and its Subsidiaries and all such information as made available to Staccato is true and correct in all material respects and no material fact or facts have been omitted therefrom which would make such information misleading.  Each of Timberline or the Timberline Material Subsidiaries has good and marketable title to all of its Owned Real Property, free and clear of all Liens, other than Permitted Liens;

(ii)

Timberline has provided to Staccato all material information regarding all Real Property Leases of Timberline and its Subsidiaries.  Each such Real Property Lease constitutes is valid and legally binding on the parties thereto, and is in full force and effect. All rents and other sums and charges payable by Timberline and the Timberline Material Subsidiaries as tenants under such Real Property Leases are current and no termination event or condition or uncured default on the part of Timberline or the Timberline Material Subsidiaries or, to Timberline’s knowledge, the landlord, exists under any such Real Property Lease.  Timberline and the Timberline Material Subsidiaries have a good and valid interest in each parcel of such leased real property, free and clear of all Liens, other than Permitted Liens;

(kk)

Condition of Property

All real and tangible personal property of Timberline and the Timberline Material Subsidiaries necessary for the conduct of the business currently carried on by Timberline and the Timberline Material Subsidiaries is in good repair and is operational and usable in the manner in which it is currently being utilized, subject to normal wear and tear and technical obsolescence, repair or replacement, except for such property whose failure to be in such condition does not, and could not be reasonably expected to have, a Material Adverse Effect on Timberline;

(ll)

Commissions and fees

Timberline has not entered into any agreement that would entitle any Person to any valid claim against Timberline for a broker’s commission, finder’s fee, expense reimbursement or any like payment in respect of the Arrangement or any other matter contemplated by this Agreement;

(mm)

Winding-up

There is no bankruptcy, liquidation, winding-up or other similar proceeding pending or in progress or, to the knowledge of Timberline threatened against Timberline or any of the Timberline Material Subsidiaries before any Governmental Entity;

(nn)

Solvency

There are reasonable grounds for believing that (i) Timberline is able to pay its liabilities as they become due, (ii) the realizable value of the assets of Timberline are not less than the aggregate of the liabilities thereof and the stated capital of all classes of shares thereof, and (iii) no creditor of Timberline will be prejudiced by the Arrangement;

(oo)

Shareholder Rights Plan

No shareholder rights plan is in force in respect of Timberline;

(pp)

Auditors

The auditors of Timberline are independent public accountants as required by applicable Laws and there is not now, and there has never been, any reportable disagreement with the present or any former auditors of Timberline;

(qq)

Intellectual Property

None of Timberline or the Timberline Material Subsidiaries own or license any patents, patent rights, trademarks, trade names, service marks, copyrights, know how or other proprietary intellectual property rights that are material to the conduct of the business of Timberline or the Timberline Material Subsidiaries and, with respect to its mineral property databases, Timberline or the relevant Timberline Material Subsidiary holds all such rights as are necessary to enable it to continue to use these databases, consistent with their past use or in the ordinary course of its business;

(rr)

Restrictions on Business

None of Timberline or the Timberline Material Subsidiaries is a party to or bound by any non-competition agreement or any other agreement, obligation, judgment, injunction, order or decree which purports to (i) limit the manner or the localities in which all or any material portion of the business of Timberline or the Timberline Material Subsidiaries are conducted, (ii) limit any business practice of Timberline or the Timberline Material Subsidiaries in any material respect, or (iii) restrict any acquisition or disposition of any property by Timberline or the Timberline Material Subsidiaries in any material respect;

(ss)

Cease Trade Orders

No order (or the equivalent) ceasing or suspending the trading of its securities or prohibiting the sale of securities by Timberline or the Timberline Material Subsidiaries has been issued and is in force as of the date hereof and, to the knowledge of Timberline, no proceedings for this purpose have been instituted or are pending, contemplated or threatened;

(tt)

Indebtedness to Directors, Officers and Securityholders

None of Timberline or the Timberline Material Subsidiaries is indebted to any of its directors or officers or any of their associates, to Timberline’s knowledge, to any Timberline securityholder;

(uu)

Indebtedness of Directors, Officers and Securityholders

None of the directors or officers of Timberline or any of their associates or, to Timberline’s knowledge, Timberline securityholders is indebted or under obligation to Timberline or to any of its Subsidiaries on any account whatsoever;

(vv)

Issuance of Timberline Shares

The Timberline Shares to be issued pursuant to the Arrangement will be duly and validly issued by Timberline on the date on which such shares are to be issued, and will, upon such issuance, be issued as fully paid and non-assessable shares;

(ww)

None of Timberline, the Timberline Material Subsidiaries or, to Timberline’s knowledge, any directors or officers, agents or employees of Timberline or the Timberline Material Subsidiaries, has (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns or violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iii) made any payment in the nature of criminal bribery;

(xx)

Information

All written information, data and materials made available by Timberline to Staccato in connection with the transactions contemplated by this Agreement is true, complete and correct in all material respects as at the respective dates of which it was prepared; and

(yy)

none of the representations, warranties or statements of fact made in this Section contain any untrue statement of a material fact or omit to state any material fact necessary to make any such warranty or representation not misleading.

4.  Representations and Warranties of Staccato

3.2

As at the date of this Agreement and as at the Closing Date, Staccato represents and warrants to the other parties, and acknowledges that the other parties are relying thereon, that, except as disclosed on the Staccato Disclosure Schedule and in the Staccato Public Record:

(a)

Staccato's only material subsidiary is BH Minerals USA, Inc. (the "Staccato Material Subsidiary"), which is directly or indirectly 100% owned by Staccato, and Staccato does not at present own shares in and is not a party to any agreement of any nature to acquire any shares in any other corporation or entity which is material to its business and operations, other than pursuant to this Agreement and is not a party to any agreement to acquire or lease any other business operations;

(b)

each of Staccato and the Staccato Material Subsidiary is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of amalgamation and has the corporate power to own or lease its property and assets and to carry on its business as now conducted by it, is duly licensed or qualified as a foreign corporation in each jurisdiction in which the character of the property and assets now owned by it or the nature of its business as now conducted by it requires it to be so licensed or qualified (save where failure to have such licence or qualification would not in the aggregate have a Material Adverse Effect);

(c)

Staccato has the corporate power to enter into this Agreement and, subject to obtaining the requisite approvals contemplated hereby, to carry out its obligations hereunder;

(d)

neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement will conflict with, result in a breach or default of, accelerate the performance required by any agreement to which Staccato or the Staccato Material Subsidiary is a party or create a state of facts, which after notice or lapse of time or both, will result in a breach by Staccato or the Staccato Material Subsidiary of (i) any Law applicable to Staccato or the Staccato Material Subsidiary; (ii) the constating documents, by-laws or resolutions of the directors or shareholders of Staccato or the Staccato Material Subsidiary which are in effect at the date hereof; (iii) any mortgage, note, indenture, contract, agreement, instrument, lease or other document to which Staccato or the Staccato Material Subsidiary is a party, except as such would not result in a Material Adverse Effect; or (iv) any judgment, decree or order binding Staccato or the Staccato Material Subsidiary or the property or assets of Staccato or the Staccato Material Subsidiary;

(e)

as of the date hereof:

(i)

the authorized capital of Staccato consists of an unlimited number of common shares without par value, of which a total of 99,842,793 common shares were issued and outstanding as of March 22, 2010; and

(ii)

other than as set forth in Schedule “B” hereto, Staccato has no unexercised Staccato Options, no unexercised Staccato Warrants outstanding and no other Staccato Securities issued or outstanding which entitle the holder to purchase any other Staccato Securities up to the Effective Date of the Arrangement;

(f)

there are no agreements, covenants, undertakings or other commitments of Staccato or the Staccato Material Subsidiary, including partnerships or joint ventures of which Staccato or the Staccato Material Subsidiary is a partner or member, under which the consummation of the Arrangement would:

(i)

have the effect of imposing restrictions or obligations on Staccato or the Staccato Material Subsidiary materially greater than those imposed upon Staccato or the Staccato Material Subsidiary or any such partnership or joint venture at the date hereof; or

(ii)

give a third party a right to terminate any material agreement to which Staccato or the Staccato Material Subsidiary or any such partnership or joint venture is a party or to purchase any of their respective assets; or

(iii)

impose material restrictions on the ability of Staccato or the Staccato Material Subsidiary to carry on any business which it might choose to carry on within any geographical area, to acquire property or dispose of its property and assets in their entirety or to change its corporate status; or

(iv)

impose material restrictions on the ability of Staccato or the Staccato Material Subsidiary to pay any dividends or make other distributions to its shareholders or to borrow money and to mortgage and pledge its property as security therefor;

(g)

there are no actions, suits or proceedings, pending or, to the knowledge of Staccato, threatened against or affecting Staccato or the Staccato Material Subsidiary or any of its principals, at law or in equity, or before or by any federal, provincial, state, municipal or other governmental department, commission, board, bureau or agency, domestic or foreign, and Staccato is not aware of any existing grounds on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success against Staccato or the Staccato Material Subsidiary, except where such would not result in a Material Adverse Effect;

(h)

this Agreement has been duly authorized, executed and delivered by Staccato and constitutes a legal, valid and binding obligation, enforceable against it in accordance with its terms subject to bankruptcy, insolvency and other applicable laws affecting creditors' rights generally and to general principles of equity;

(i)

Staccato is a "reporting issuer" within the meaning of the securities laws of British Columbia and Alberta, has no reporting requirements under any other jurisdiction, is not on a list of defaulting issuers maintained by the securities commissions in these jurisdictions and no regulatory authority having jurisdiction has issued any order preventing or suspending trading of any securities of Staccato which is currently outstanding;

(j)

the latest audited financial statements of Staccato for the year ended April 30, 2009 are true and correct in every material respect, and have been prepared on a consolidated basis in accordance with Canadian GAAP and fairly reflect the consolidated financial position of Staccato as at the date of such financial statements and the results of its operations for the period then ended;

(k)

the unaudited financial statements of Staccato for the interim period ended October 31, 2009 to be disclosed in the Staccato Information Circular are true and correct in every material respect, and have been prepared in accordance with Canadian GAAP and fairly reflect the consolidated financial position of Staccato as at the date of such financial statements and the results of its operations for the period then ended;

(l)

Staccato has filed with all applicable Securities Administrators (including exchanges and markets) all material information and documents required to be filed with such authorities under the securities legislation in the jurisdictions in which it is a reporting issuer (the "Staccato Public Record") and the statements set forth in the Staccato Public Record are true, correct and complete and do not contain any misrepresentation as of the dates on which they were made under the circumstances in which they were made and Staccato has not filed any confidential material change reports which currently remain confidential or similar reports;

(m)

the Staccato Shares trade on the TSXV and Staccato is in compliance with all rules, regulations and policies of the TSXV in all material respects;

(n)

Staccato is not in default in any material respect of any requirement of any applicable Laws or Governmental Authority having jurisdiction over any securities of Staccato, except where such would not result in a Material Adverse Effect;

(o)

the description of the business of Staccato, its financial condition, assets and properties in the Staccato Information Circular will not contain any untrue statement of a material fact or omit to state any material fact necessary to make such description not misleading in light of the circumstances in which they are made and will contain all information required by all applicable Law and the rules of the TSXV;

(p)

Staccato has not incurred any liability for brokerage fees, finder's fees, agent's commissions or other similar forms of compensation in connection with this Agreement or the Arrangement except as disclosed in the Staccato Information Circular;

(q)

there are no known or anticipated material liabilities of Staccato or the Staccato Material Subsidiary of any kind whatsoever (including absolute, accrued or contingent liabilities) nor any commitments whether or not determined or determinable, in respect of which Staccato is or may become liable other than the liabilities disclosed on, reflected in or provided for in the financial statements referred to in paragraphs (j) and (k) of this Section 3.2, the Staccato Public Record, or to be reflected in the Staccato Information Circular or incurred in the ordinary course of business;

(r)

the corporate records and minute books of Staccato or the Staccato Material Subsidiary as required to be maintained by them under the laws of their respective jurisdictions of incorporation are up to date and contain complete and accurate minutes of all meetings of its directors, any committees of the board of directors and shareholders held and all resolutions consented to in writing;

(s)

each of Staccato and the Staccato Material Subsidiary owns good and marketable title to its property and assets free and clear of any and all mortgages, liens, pledges, charges, security interests, encumbrances, actions, claims or demands of any nature whatsoever or howsoever arising which would have a Material Adverse Effect on the property or assets of Staccato or the Staccato Material Subsidiary except as disclosed in the Staccato Information Circular and all agreements by which Staccato and the Staccato Material Subsidiary hold an interest in a property, business or assets are in good standing according to their terms and the properties are in good standing under the applicable laws of the jurisdictions in which they are situated and all filings and work commitments required to maintain the properties are in good standing, have been properly recorded and filed in a timely manner with the appropriate regulatory body and there are no mortgages, charges, encumbrances or any other interests in or on such properties other than as disclosed in the Staccato Public Record;

(t)

each of Staccato and the Staccato Material Subsidiary has duly filed on a timely basis all Tax Returns required to be filed by it and has paid or withheld all Taxes which are due and payable or required to be withheld, and has paid all assessments and reassessments, and all other Taxes due and payable by it on or before the date hereof; adequate provision has been made for Taxes payable for the current period for which Tax Returns are not yet required to be filed; there are no agreements, waivers or other arrangements providing for an extension of time with respect to the filing of any Tax Return by, or payment of any Tax by Staccato or the Staccato Material Subsidiary; there are no actions, suits, proceedings, investigations or claims commenced or to the knowledge of Staccato, threatened or contemplated against Staccato or the Staccato Material Subsidiary in respect of Taxes or any matters under discussion with any Governmental Entity relating to Taxes asserted by any such Governmental Entity;

(u)

The aggregate paid-up capital of all classes of shares of the capital stock of Staccato exceeds the fair market value of its assets, as determined for purposes of the Tax Act, and will do so at the Closing of the Arrangement;

(v)

The amount of non-capital losses available for carry forward by Staccato is  accurately reflected in Staccato’s most recent income tax return for the  taxation  year ended April 30, 2009, and Staccato has no reason to believe  that  the  non-capital  losses  would  be  denied  or otherwise challenged by the Canada Revenue Agency;

(w)

each of Staccato and the Staccato Material Subsidiary is in compliance in all respects with each license and permit held by it and is not in any respect in violation of, or default under, the applicable statutes, ordinances, rules, regulations, orders or decrees (including, without limitation, Environmental Laws) of any governmental entities, regulatory agencies or bodies having, asserting or claiming jurisdiction over it or over any part of its operations or assets, except in all cases above where such would not result in a Material Adverse Effect;

(x)

Except where such would not result in a Material Adverse Effect, each of Staccato and Staccato Material Subsidiary: (i) is in compliance with any and all applicable Environmental Laws; (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business as currently conducted; (iii) is in compliance with all terms and conditions of each such permit, license or approval; (iv) confirms that there have been no past, and, to the knowledge of Staccato, there are no pending or threatened claims, complaints, notices or requests for information received by Staccato or Staccato Material Subsidiary with respect to any alleged material violation of any Environmental Law; and (v) confirms that no conditions exist at, on or under any property now or previously owned, leased or occupied by Staccato or Staccato Material Subsidiary which, with the passage of time, or the giving of notice or both, would give rise to liability under any Environmental Law;

(y)

neither Staccato nor Staccato Material Subsidiary, nor to Staccato's knowledge, any other person, has ever caused or permitted hazardous or toxic waste to be placed, held, located or disposed of on, under or at any lands or premises owned, leased or occupied by Staccato or Staccato Material Subsidiary otherwise than in compliance with applicable Environmental Laws and no notice has been received by Staccato of any action or potential liability in respect thereof and, to the knowledge of Staccato, no civil, criminal or enforcement actions or complaints in respect thereof are threatened, pending or have been commenced against Staccato or Staccato Material Subsidiary;

(z)

there are no environmental audits, evaluations, assessments, studies or tests that were commissioned by Staccato respecting the business, operations, properties or facilities of Staccato or Staccato Material Subsidiary;

(aa)

Staccato has filed with the British Columbia Securities Commission and the Alberta Securities Commission all of the technical reports required to be filed under National Instrument 43-101 in respect of each property material to Staccato and all public disclosure made by Staccato regarding its properties complies in all material respects with the requirements of National Instrument 43-101;

(bb)

there is no agreement, judgment, injunction, order or decree binding upon Staccato or any of the Staccato Material Subsidiary that has or could reasonably be expected to have the effect of prohibiting, restricting or materially impairing any business practice of Staccato or the Staccato Material Subsidiary, any acquisition of property by Staccato or the Staccato Material Subsidiary or the conduct of business by Staccato or the Staccato Material Subsidiary as currently conducted other than such agreements, judgments, injunctions, orders or decrees which would not, individually or in the aggregate, have a Material Adverse Effect on Staccato;

(cc)

the board of directors of Staccato has:

(i)

determined unanimously that, as of the date of this Agreement, the Arrangement is fair to the Staccato Securityholders and is in the best interests of Staccato;

(ii)

received an opinion from Paradigm Capital Inc., that as of the date of this Agreement, the consideration to be paid under the Arrangement is fair, from a financial point of view, to Staccato and the Staccato Shareholders; and

(iii)

determined unanimously, as of the date of this Agreement, to recommend that the Staccato Securityholders vote in favour of the Arrangement;

(dd)

management of Staccato has established and maintained a system of disclosure controls and procedures designed to provide reasonable assurance that information required to be disclosed by Staccato in its annual filings, interim filings or other reports filed, furnished or submitted by it under applicable Securities Legislation is recorded, processed, summarized and reported within the time periods specified in such legislation, laws and rules. Such disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by Staccato in its annual filings, interim filings or other reports filed, furnished or submitted under applicable Securities Legislation is accumulated and communicated to Staccato’s management, including its chief executive officer and chief financial officer (or Persons performing similar functions), as appropriate to allow timely decisions regarding required disclosure;

(ee)

except as disclosed in the Staccato Public Record, (i) Staccato maintains internal control over financial reporting as defined under applicable Canadian Securities Legislation, (ii) such internal control over financial reporting is effective in providing reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and includes policies and procedures that (a) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of Staccato, (b) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with Canadian GAAP, and that receipts and expenditures of Staccato are being made only in accordance with authorizations of management and directors of Staccato, and (c) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of Staccato’s assets that could have a material effect on its financial statements and (iii) Staccato has disclosed, based on the most recent evaluation of its chief executive officer and its chief financial officer prior to the date hereof, to Staccato’s auditors and the audit committee of Staccato’s board of directors (a) any significant deficiencies in the design or operation of its internal controls over financial reporting that are reasonably likely to adversely affect Staccato’s ability to record, process, summarize and report financial information and has identified for Staccato’s auditors and Staccato’s board of directors any material weaknesses in internal control over financial reporting and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in Staccato’s internal control over financial reporting;

(ff)

The books, records and accounts of Staccato and the Staccato Material Subsidiary, in all material respects, (i) have been maintained in accordance with good business practices and on a basis consistent with prior years, except as otherwise disclosed in Staccato Public Record), (ii) are stated in reasonable detail and accurately and fairly reflect the transactions and dispositions of the assets of Staccato and the Staccato Material Subsidiary and (iii) accurately and fairly reflect the basis for the Staccato financial statement in paragraphs (j) and (k) of this Section 3.1;

(gg)

Except for:

(i)

the transaction contemplated hereby, or

(ii)

any change, condition, event or circumstance disclosed in the Staccato Public Record,

Staccato has not been subject to any Material Adverse Change since April 30, 2009, and since such date, there has not been any damage, loss or other change of any kind whatsoever in circumstances materially affecting the business, assets, rights or capacity of Staccato or the Staccato Material Subsidiary to conduct its respective business, such business having been conducted in the ordinary course;

(hh)

All material contracts and agreements of Staccato and the Staccato Material Subsidiary have been disclosed in Staccato’s Public Record and true and correct copies of each or in the case of oral contracts, summaries of the material terms thereof) have been provided to Timberline.  Staccato and the Staccato Material Subsidiary are in compliance in all material respects with all material contracts, agreements, indentures, leases, policies, instruments and licences in connection with the conduct of their respective businesses and all such material contracts, agreements, indentures, leases, policies, instruments and licences are valid and binding in accordance with their terms (subject, however, to limitations with respect to enforcement imposed by Law in connection with bankruptcy or similar proceedings, the equitable power of the courts to stay proceedings before them and the execution of judgments and to the extent that equitable remedies such as specific performance and injunction are in the discretion of the courts from which they are sought) and in full force and effect, and no breach or default by Staccato or the Staccato Material Subsidiary or event which, with notice or lapse of time or both, could constitute a material breach or material default by Staccato or the Staccato Material Subsidiary, exists with respect thereto;

(ii)

Staccato maintains, for itself and the Staccato Material Subsidiary, policies of insurance in force as at the date hereof that adequately cover all those risks reasonably and prudently foreseeable in the current operation and conduct of their respective businesses which, having regard to the nature of such risk and the relative costs of obtaining insurance, it is reasonable to seek rather than to provide for self-insurance, and all of the policies in respect of such insurance coverage are in good standing in all respects and not in default in any material respect, except where the failure to obtain such insurance coverage would not reasonably be expected to have a Material Adverse Effect on Staccato;

(jj)

Benefit Plans

(i)

Staccato has provided to Timberline copies of all Benefit Plans of Staccato and the Staccato Material Subsidiary;

(ii)

Staccato and the Staccato Material Subsidiary have complied, in all material respects, with all of the terms of their respective Benefit Plans, including the provisions of any collective agreements, funding and investment contracts or obligations applicable thereto, arising under or relating to each Benefit Plan, whether written or oral, which are maintained by or binding upon Staccato or the Staccato Material Subsidiary.  All such Benefit Plans have been administered in accordance with the documents governing the Benefit Plans and all reports and filings with Governmental Entities required in connection with each Benefit Plan have been timely made;

(iii)

All Benefit Plans of Staccato and the Staccato Material Subsidiary are fully funded and in good standing with such Governmental Entities as may be applicable and no notice of underfunding, non-compliance, failure to be in good standing or otherwise has been received by Staccato or the Staccato Material Subsidiary from any such Governmental Entities.  No action has been taken, no event has occurred and no condition or circumstance exists that has resulted in, or could reasonably be expected to result in, any Benefit Plan of Staccato or the Staccato Material Subsidiary, being ordered or required to be terminated or wound up in whole or in part or having its registration under applicable legislation refused or revoked, or being placed under the administration of any trustee or receiver or regulatory authority;

(kk)

Employment Matters

(i)

None of Staccato or the Staccato Material Subsidiary:

(a)

is a party to any collective bargaining agreement or letter of understanding, letter of intent or other written communication with any trade union, council of trade unions, employee bargaining agency or affiliated bargaining agent which may qualify as a trade union, which would apply to any employees of Staccato or the Staccato Material Subsidiary, nor has any trade union, council of trade unions, employee bargaining agency or affiliated bargaining agent applied or threatened to apply for certification as bargaining agent for the employees of Staccato or the Staccato Material Subsidiary, nor is there a threatened or apparent union-organizing campaign for employees not covered under a collective bargaining agreement; or

(b)

subject to any current, pending or threatened strike or lockout;

(ii)

Staccato or the Staccato Material Subsidiary have been and are being operated in compliance in all material respects with all applicable Laws relating to employees including, but not limited to, employment and labour standards, labour risk prevention measures, social security and other contributions, occupational health and safety, employment equity, pay equity, pay practices, workers’ compensation, equal employment opportunity, human rights and labour relations and there are no current, pending or, to Staccato’s knowledge, threatened, complaints, charges, orders and its investigations, prosecutions, litigation, proceedings or claims against Staccato or the Staccato Material Subsidiary before any federal, state, municipal or other Governmental Entity, commission, board, bureau, agency or arbitrator, arbitration tribunal or instrumentality, whether domestic or foreign based on, arising out of, in connection with, or otherwise relating to unfair labour practices, the employment application for employment of or termination of employment of any individual by Staccato or the Staccato Material Subsidiary respecting employment or labour standards, including but not limited to employment equity, pay equity, labour relations, workers’ compensation or workplace safety and insurance, occupational health and safety, privacy, wrongful dismissal or human rights laws;

(iii)

There are no material notices of assessment, provisional assessment, reassessment, supplementary assessment, penalty assessment or increased assessment  or any other communications related thereto which Staccato or the Staccato Material Subsidiary has received from any workers’ compensation or workplace safety and insurance board or similar authorities in any jurisdictions where the business is carried on which are unpaid on the date hereof or which will be unpaid at the Effective Date and there are no facts or circumstances which may result in a material increase in liability from any applicable workers’ compensation or workplace safety and insurance legislation, regulations or rules after the Effective Date. The accident cost experience of Staccato or the Staccato Material Subsidiary is such that there are no such material pending or possible assessments and there are no claims or potential claims which may materially affect the accident cost experience of Staccato or the Staccato Material Subsidiary;

(iv)

To the knowledge of Staccato, without investigation, no employee of Staccato or the Staccato Material Subsidiary is bound by any non-compete agreement or other agreement or restriction of any kind that would impede in any way the ability of such employee to carry out fully all activities of such employee in furtherance of the business of Staccato or the Staccato Material Subsidiary;

(ll)

Mineral Properties

(i)

The disclosure made in Staccato’s Public Documents (including without limitation technical reports) concerning Staccato’s Mineral Properties is complete and accurate in all material respects and all known facts of a scientific or technical nature are fully and accurately disclosed in Staccato’s most recent public technical report, related to such Mineral Properties, and nothing has come to the attention of Staccato to indicate that any of the foregoing statements are or may be inaccurate in any material respect;

(ii)

Staccato has provided to Timberline all material information regarding all Mineral Properties owned, leased, or otherwise held by Staccato or the Staccato Material Subsidiary that are material to the conduct of the business of Staccato or the Staccato Material Subsidiary, and all such information as made available to Timberline is true and correct in all material respects and no material fact or facts have been omitted therefrom which would make such information misleading;

(iii)

Except as disclosed in Staccato’s Public Documents, any and all of the agreements and other documents and instruments pursuant to which Staccato or the Staccato Material Subsidiary hold their Mineral Properties and/or their interests and rights therein (including any interest in, or right to earn an interest in, any of their Mineral Properties) are valid and subsisting agreements, documents or instruments in full force and effect, enforceable in accordance with the terms thereof and neither Staccato or the Staccato Material Subsidiary is in default of any of the material provisions of any such agreements, documents or instruments nor has any such default been alleged.  All leases, licences and claims pursuant to which Staccato or the Staccato Material Subsidiary hold their Mineral Properties and/or their interests and rights therein are in good standing in all material respects and neither Staccato or the Staccato Material Subsidiary is in default of any of the material provisions of any such leases, licences and claims nor has any such default been alleged;

(iv)

Other than as disclosed in Staccato’s Public Documents:

(a)

all interests and rights in Staccato’s Mineral Properties are (i) owned or held by Staccato or the Staccato Material Subsidiary as owner thereof with good and marketable title, (ii) in good standing, valid, subsisting and enforceable under the applicable Laws of the jurisdictions in which the Mineral Properties are located, (iii) sufficient to permit Staccato or the Staccato Material Subsidiary to carry on the business currently carried on by them with respect to the Mineral Properties, and (iv) free and clear of any title defects or Liens, other than Permitted Liens;

(b)

none of Staccato’s Mineral Properties or any mineral rights therein is subject to any option, pre-emption right, right of first refusal or purchase, or acquisition right;

(c)

no royalty or other payment is payable in respect of any of Staccato’s Mineral Properties and all work required to be performed in connection therewith has been performed;

(d)

there are no restrictions on the ability of Staccato or its Subsidiaries to use, transfer or otherwise exploit any of their interests and rights in their Mineral Properties, and Staccato does not know of any claim or basis for any claim that may adversely affect such rights or interests; and

(e)

Staccato has no knowledge of any claim or the basis for any claim that might or could materially and adversely affect the right thereof to use, transfer or otherwise exploit their interests and rights in Staccato’s Mineral Properties;

(v)

Staccato or the Staccato Material Subsidiary have all surface rights, access rights and other property rights and interests relating to Staccato’s Mineral Properties necessary to permit Staccato or the Staccato Material Subsidiary to carry on the business currently carried on by them with respect to those Mineral Properties, and no other property rights are necessary for the conduct of Staccato’s or the Staccato Material Subsidiary’ business;

(mm)

Real Property

(i)

Staccato has provided to Staccato all material information regarding all Owned Real Property of Staccato and its Subsidiaries and all such information as made available to Staccato is true and correct in all material respects and no material fact or facts have been omitted therefrom which would make such information misleading.  Each of Staccato or the Staccato Material Subsidiary has good and marketable title to all of its Owned Real Property, free and clear of all Liens, other than Permitted Liens;

(ii)

Staccato has provided to Staccato all material information regarding all Real Property Leases of Staccato and its Subsidiaries.  Each such Real Property Lease constitutes is valid and legally binding on the parties thereto, and is in full force and effect. All rents and other sums and charges payable by Staccato and the Staccato Material Subsidiary as tenants under such Real Property Leases are current and no termination event or condition or uncured default on the part of Staccato or the Staccato Material Subsidiary or, to Staccato’s knowledge, the landlord, exists under any such Real Property Lease.  Staccato and the Staccato Material Subsidiary have a good and valid interest in each parcel of such leased real property, free and clear of all Liens, other than Permitted Liens;

(nn)

Condition of Property

All real and tangible personal property of Staccato and the Staccato Material Subsidiary necessary for the conduct of the business currently carried on by Staccato and its Subsidiaries is in good repair and is operational and usable in the manner in which it is currently being utilized, subject to normal wear and tear and technical obsolescence, repair or replacement, except for such property whose failure to be in such condition does not, and could not be reasonably expected to have, a Material Adverse Effect on Staccato;

(oo)

Commissions and fees

Except for the engagement agreement dated February 9, 2010 with Kingsdale Shareholder Services Inc. and the engagement agreement dated February 2, 2010 with Paradigm Capital Inc., Staccato has not entered into any agreement that would entitle any Person to any valid claim against Staccato for a broker’s commission, finder’s fee, expense reimbursement or any like payment in respect of the Arrangement or any other matter contemplated by this Agreement;

(pp)

Winding-up

There is no bankruptcy, liquidation, winding-up or other similar proceeding pending or in progress or, to the knowledge of Staccato threatened against Staccato or any of its Subsidiaries before any Governmental Entity;

(qq)

Solvency

There are reasonable grounds for believing that (i) Staccato is able to pay its liabilities as they become due, (ii) the realizable value of the assets of Staccato are not less than the aggregate of the liabilities thereof and the stated capital of all classes of shares thereof, and (iii) no creditor of Staccato will be prejudiced by the Arrangement;

(rr)

Shareholder Rights Plan

No shareholder rights plan is in force in respect of Staccato;

(ss)

Auditors

The auditors of Staccato are independent public accountants as required by applicable Laws and there is not now, and there has never been, any reportable disagreement with the present or any former auditors of Staccato;

(tt)

Intellectual Property

None of Staccato or the Staccato Material Subsidiary own or license any patents, patent rights, trademarks, trade names, service marks, copyrights, know how or other proprietary intellectual property rights that are material to the conduct of the business of Staccato or the Staccato Material Subsidiary and, with respect to its mineral property databases, Staccato or the relevant Staccato Material Subsidiary holds all such rights as are necessary to enable it to continue to use these databases, consistent with their past use or in the ordinary course of its business;

(uu)

Restrictions on Business

None of Staccato or the Staccato Material Subsidiary is a party to or bound by any non-competition agreement or any other agreement, obligation, judgment, injunction, order or decree which purports to (i) limit the manner or the localities in which all or any material portion of the business of Staccato or the Staccato Material Subsidiary are conducted, (ii) limit any business practice of Staccato or the Staccato Material Subsidiary in any material respect, or (iii) restrict any acquisition or disposition of any property by Staccato or the Staccato Material Subsidiary in any material respect;

(vv)

Cease Trade Orders

No order (or the equivalent) ceasing or suspending the trading of its securities or prohibiting the sale of securities by Staccato or the Staccato Material Subsidiary has been issued and is in force as of the date hereof and, to the knowledge of Staccato, no proceedings for this purpose have been instituted or are pending, contemplated or threatened;

(ww)

Indebtedness to Directors, Officers and Securityholders

None of Staccato or the Staccato Material Subsidiary is indebted to any of its directors or officers or any of their associates, to Staccato’s knowledge, to any Staccato securityholder;

(xx)

Indebtedness of Directors, Officers and Securityholders

None of the directors or officers of Staccato or any of their associates or, to Staccato’s knowledge, Staccato securityholders is indebted or under obligation to Staccato or to any of its Subsidiaries on any account whatsoever;

(zz)

Staccato and the Staccato Material Subsidiary do not hold assets located in the United States (other than investment assets, voting or nonvoting securities of another person, and assets included pursuant to Section 801.40(d)(2) of the HSR Act) having a total value of over USD$63,400,000, and Staccato and the Staccato Material Subsidiary have not made aggregate sales in or into the United States of over USD$63,400,000 in its most recent fiscal year, all within the meaning of the HSR Act;

(aaa)

None of Staccato, the Staccato Material Subsidiary or, to Staccato’s knowledge, any directors or officers, agents or employees of Staccato or the Staccato Material Subsidiary, has (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns or violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iii) made any payment in the nature of criminal bribery;

(bbb)

Acknowledgment of SEC Review

Staccato acknowledges that the Arrangement will be subject to the review and approval of the SEC upon the filing of the Timberline Circular with the SEC under cover of Schedule 14A as a preliminary proxy statement under Regulation 14A of the U.S. Exchange Act;

(ccc)

Information

All written information, data and materials made available by Timberline to Timberline in connection with the transactions contemplated by this Agreement is true, complete and correct in all material respects as at the respective dates of which it was prepared;

and

(ddd)

none of the representations, warranties or statements of fact made in this Section contain any untrue statement of a material fact or omit to state any material fact necessary to make any such warranty or representation not misleading;

4.0

COVENANTS

Consultation

4.1

Each Party agrees to consult with the other Party, and to provide the other Party with a reasonable prior opportunity to review and comment on, any press release or public statement or any filing to be made with any Governmental Entity with respect to this Agreement or the Arrangement (including any filing with any securities administrator or stock exchange with respect thereto) prior to the release or submission thereto; provided that, if a Party is required by applicable Laws to make a public announcement with respect to this Agreement and/or the Arrangement, such Party will provide as much prior notice (including the proposed text of the announcement) to the other Party as is reasonably possible. All requests and enquiries from any Governmental Entity with respect to the Arrangement shall be dealt with by Timberline and Staccato in consultation with each other, and Timberline and Staccato shall promptly co-operate with and provide all necessary information and assistance reasonably required by such Governmental Entity upon being requested to do so by such authority. Furthermore:

(i)

each Party shall promptly notify the other Party of written communications of any nature which it receives from any Governmental Entity with respect to the Arrangement and provide the other Party with copies thereof;

(ii)

each Party shall permit the other Party (or, where appropriate, the other Party's counsel) to review and comment on in advance any proposed written communications of any nature with Governmental Entities with respect to the Arrangement and provide the other Party (or, where appropriate, the other Party's counsel) with final copies thereof; and

(iii)

neither Party shall participate in any meeting or discussion which it knows will be substantive (whether in person, by telephone or otherwise) with any Governmental Entity in respect of any filings, investigation or inquiry concerning the Arrangement unless it consults with the other Party in advance and gives the other Party the opportunity to attend and participate thereat (except to the extent that in any such case the Governmental Entity expressly requests that the other Party should not be present at the meeting or discussion or part or parts of the meeting or discussion).

Each Party agrees to consult with the other Party prior to issuing any press release or making any announcement regarding its mineral reserves or resources and, subject to applicable Laws, each Party agrees that it will not issue any press release or make any announcement regarding its mineral reserves or resources without the prior written consent of the other Party, such consent not to be unreasonably withheld

Covenants of Timberline

4.2

Timberline hereby covenants and agrees that it shall take such steps and do all such other acts and things, as may be necessary or desirable in order to give effect to the transactions contemplated by this Agreement, subject to shareholders' and regulatory approval, and, without limiting the generality of the foregoing, shall:

(a)

use its commercially reasonable efforts to, prior to the completion of the Arrangement, obtain listing on the Amex of the Timberline Shares to be issued pursuant to the Arrangement;

(b)

use its commercially reasonable efforts to obtain a conditional listing of its shares of common stock on the TSXV, including the Timberline Shares to be issued pursuant to the Arrangement, subject to standard conditions of the TSXV;

(c)

 prepare, in consultation with the Staccato, and, subject to obtaining the Interim Order, file the Timberline Information Circular (which shall be form and substance satisfactory to Staccato, acting reasonably), together with any other documents required by applicable Laws (which shall be in form and substance satisfactory to Staccato, acting reasonably), in all jurisdictions where such Timberline Information Circular is required to be filed, including but not limited to, filing the Timberline Information Circular with the SEC under cover of Schedule 14A as a preliminary proxy statement under Regulation 14A of the U.S. Exchange Act, using commercially reasonable efforts to clear comments from the SEC, if any, and thereafter, filing the Timberline Information Circular with the SEC under cover of Schedule 14A as a definitive proxy statement under Regulation 14A of the Exchange Act, and, subject to obtaining the Interim Order and clearance of the Timberline Information Circular with the SEC and filing of the definitive proxy statement under Regulation 14A of the Exchange Act, mail the Timberline Information Circular in accordance with all applicable Laws to each Timberline Shareholder in all jurisdictions where the Timberline Information Circular is required to be mailed

(d)

subject to receipt of the Interim Order, duly call, give notice of, convene and hold the Timberline Meeting as soon as reasonably practicable and, in any event, provided that Staccato has provided to Timberline in a timely matter all information reasonably required by it for the preparation of the Timberline Information Circular, no later than May 21, 2010 or such later date as may be agreed to in writing;

(e)

subject to fiduciary duties of the board of directors, not take any steps to change or withdraw Timberline’s board of director’s recommendation of the Arrangement in a manner adverse to Staccato or which would impede the completion of the Arrangement, and not make a recommendation to Timberline Shareholders not to vote in favour of the Arrangement and will  use all commercially reasonable efforts to obtain all other necessary securityholder approval;

(f)

ensure that the Timberline Information Circular complies in all material respects with all applicable Laws on the date of the mailing thereof and in the form and contain the information required by all applicable Laws, including all corporate and securities law requirements, and do not contain any misrepresentation (other than with respect to any information relating to and provided by or on behalf of Staccato or its subsidiaries or any third party that is not an affiliate of either Party);

(g)

not adjourn, postpone or cancel (or propose adjournment, postponement or cancellation of) the Timberline Meeting, without Staccato’s prior written consent except as required by applicable laws or, in the case of adjournment, as may be required by Timberline Shareholders as expressed by majority resolution; cooperate in the preparation of the Interim Order, Final Order and Staccato Information Circular and ensure that the Staccato Information Circular shall contain prospectus-level disclosure respecting Timberline and the information and consolidated financial statements related to Timberline and the pro forma financial statements to be contained in the Staccato Information Circular shall be true, correct and complete in all material respects as they relate to Timberline and shall not contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading in light of the circumstances in which they are made and shall comply with applicable Laws;

(h)

carry out the terms of the Interim Order and the Final Order applicable to it and use its reasonable efforts to comply promptly with all requirements which applicable Laws may impose on Timberline or its subsidiaries with respect to the transactions contemplated hereby and by the Arrangement;

(i)

defend all lawsuits or other legal, regulatory or other proceedings to which it is a party challenging or affecting this Agreement or the consummation of the transactions contemplated hereby;

(j)

use its commercially reasonable efforts to have lifted or rescinded any injunction or restraining order or other order which may adversely affect the ability of the Parties to consummate the transactions contemplated hereby;

(k)

use commercially reasonable efforts to deliver or cause to be delivered to Staccato all certificates and legal, tax and other opinions necessary or, in the reasonable opinion of Staccato and its advisers, desirable, to support the disclosure contained or to be contained in the Staccato Circular;

(l)

subject to applicable Laws, Timberline will use its commercially reasonable efforts to cause the Supporting Shareholders to execute Support Agreements;

(m)

not request any amendment of, or request or accept any waiver of rights under, any of the Support Agreements, without the prior written consent of Staccato;

(n)

obtain all required certifications and consent of the auditors of Timberline in respect of the Timberline financial statements to be provided in the Staccato Information Circular;

(o)

make arrangements for the prompt delivery of certificates representing Timberline Shares, Timberline Options and Timberline Warrants to the Staccato Securityholders, as provided in the Plan of Arrangement;

(p)

if applicable, use commercially reasonable efforts to make and clear a filing required to be made in relation the HSR Act;

(q)

use commercially reasonable efforts to obtain all necessary waivers, consents and approvals required to be obtained by Timberline or a subsidiary of Timberline from other parties to material agreements of Timberline;

(r)

expressly assume and agree to perform the employment agreement between Staccato and Gary Edmondo dated May 2, 2008;

(s)

reserve sufficient shares of common stock for issuance of Timberline Shares upon completion of the Arrangement;

(t)

Timberline will use commercially reasonable efforts to negotiate with the holders of Staccato Options for the conversion of those Staccato Options into Timberline Options under Timberline’s Benefit Plan with the same terms and conditions as the Staccato Options for which they are exchanged, subject to the adjustment of the exercise price thereof and adjustment to reflect the exchange rate of the Arrangement;

(u)

to use commercially reasonable efforts to file a registration statement or supplement with the SEC regarding the issuance of Timberline Shares underlying Timberline Warrants issued in exchange for Staccato Warrants pursuant to the terms and conditions of the Plan of Arrangement no later than the day before the Staccato Meeting and to use commercially reasonable efforts to bring such registration statement or supplement effective prior to the Effective Date; and

(v)

promptly notify Staccato if at any time it becomes aware that the Staccato Information Circular or Timberline Information Circular contains any misrepresentation or otherwise requires an amendment or supplement to the Staccato Information Circular or Timberline Information Circular or any related application and promptly deliver written notice to Staccato setting out full particulars thereof.  In any such event, Timberline shall cooperate with Staccato in the preparation of any required supplement or amendment to the Staccato Information Circular or Timberline Information Circular or such other document, as the case may be.

Covenants of Staccato

4.3

Staccato shall take such steps and to do all such other acts and things, as may be necessary or desirable in order to give effect to the transactions contemplated by this Agreement and, without limiting the generality of the foregoing, shall:

(a)

use its commercially reasonable best efforts to apply for and obtain such consents, orders or approvals as counsel for Timberline may advise are necessary or desirable for the implementation of the Arrangement and, without limiting the generality of the foregoing, to:

(i)

apply for and obtain the Interim Order and the Final Order as provided in Section 2.2 hereof; and

(ii)

obtain written consents from any persons who are parties to agreements (including without limiting the foregoing, any property agreements, option agreements, warrant agreements or warrant certificates) with Staccato where consents to the transactions contemplated by the Arrangement are required under those contracts or agreements;

(b)

in a timely and expeditious manner, file the Staccato Information Circular in all jurisdictions where the same is required in accordance with applicable law and provide the same to the Staccato Securityholders in accordance with applicable law or as required under exemption orders granted by appropriate regulatory authorities;

(c)

ensure that the Staccato Information Circular shall contain prospectus-level disclosure respecting Staccato and the information and consolidated financial statements related to Staccato contained in the Staccato Information Circular and any related documentation regarding Staccato to be distributed in connection with the solicitation of proxies by the management of Staccato in connection with the Staccato Meeting shall be true, correct and complete in all material respects and shall not contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading in light of the circumstances in which they are made and shall comply with applicable securities laws and the rules of the TSXV;

(d)

give Timberline timely opportunity to review and comment on the Initial Order, Final Order, Staccato Information Circular and other materials relating to the Staccato Meeting and all such documentation will be reasonably satisfactory to Timberline before it is filed or distributed to Staccato Securityholders, incorporation therein all reasonable comments made by Timberline and its counsel;

(e)

obtain all required certifications and consents of the auditors of Staccato in respect of the Staccato financial statements to be provided in the Staccato Information Circular;

(f)

convene and use commercially reasonable best efforts to hold the Staccato Meeting in accordance with the Interim Order for the purpose of considering the special resolutions to approve the Arrangement;

(g)

not adjourn, postpone or cancel (or propose adjournment, postponement or cancellation of) the Staccato Meeting, without Timberline’s prior written consent except as required by applicable laws or, in the case of adjournment, as may be required by Staccato Securityholders as expressed by majority resolution;

(h)

subject to fiduciary duties of the board of directors, not take any steps to change or withdraw Staccato’s board of director’s recommendation of the Arrangement in a manner adverse to Timberline or which would impede the completion of the Arrangement, and not make a recommendation to Staccato Securityholders not to vote in favour of the Arrangement and will  use all commercially reasonable efforts to obtain all other necessary securityholder approval;

(i)

cooperate in the preparation of the Timberline Information Circular and ensure that the Timberline Information Circular shall contain prospectus-level disclosure respecting Staccato and the Staccato Material Subsidiary and the information and consolidated financial statements related to Staccato and the pro forma financial statements to be contained in the Timberline Information Circular shall be true, correct and complete in all material respects as they relate to Staccato and shall not contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading in light of the circumstances in which they are made and shall comply with applicable Laws and any such financial statements that are to be included in the Timberline Information Circular shall be prepared in accordance with the requirements of Regulation 14A under the U.S. Exchange Act, including, if applicable, reconciliations to U.S. GAAP and auditor review and qualification standards under the U.S. Exchange Act and the Public Company Accounting Oversight Board;

(j)

use its commercially reasonable efforts to assist Timberline in obtaining a conditional listing of Timberline’s shares of common stock on the TSXV, including the Timberline Shares to be issued pursuant to the Arrangement, subject to standard conditions of the TSXV;

(k)

carry out the terms of the Interim Order and the Final Order applicable to it and use its reasonable efforts to comply promptly with all requirements which applicable Laws may impose on Staccato or its subsidiaries with respect to the transactions contemplated hereby and by the Arrangement;

(l)

defend all lawsuits or other legal, regulatory or other proceedings to which it is a party challenging or affecting this Agreement or the consummation of the transactions contemplated hereby;

(m)

use its commercially reasonable efforts to have lifted or rescinded any injunction or restraining order or other order which may adversely affect the ability of the Parties to consummate the transactions contemplated hereby;

(n)

use commercially reasonable efforts to deliver or cause to be delivered to Timberline all certificates and legal, tax and other opinions necessary or, in the reasonable opinion of Timberline and its advisers, desirable, to support the disclosure contained or to be contained in the Timberline Information Circular;

(o)

subject to applicable Laws, Staccato will use its commercially reasonable efforts to cause the Supporting Shareholders to execute Support Agreements;

(p)

not request any amendment of, or request or accept any waiver of rights under, any of the Support Agreements, without the prior written consent of Timberline;

(q)

use commercially reasonable efforts to make and clear and filing required to be made in relation the Competition Act;

(r)

use its reasonable efforts to obtain all necessary waivers, consents and approvals required to be obtained by Staccato or a subsidiary of Staccato from other parties to material agreements of Staccato;

(s)

provide to holders of Staccato Options any necessary notice under Staccato’s Benefit Plans regarding the Arrangement and the effect of the Arrangement on such holder’s options;

(t)

provide to holders of Staccato Warrants any necessary notice under the Staccato Warrant certificates regarding the Arrangement and the effect of the Arrangement on such holder’s Warrants;

(u)

use commercially reasonable efforts to obtain a fairness opinion from Paradigm Capital Inc. stating that that as of the date of this Agreement, the consideration to be paid under the Arrangement is fair, from a financial point of view, to Staccato and the Staccato Shareholders;

(v)

use commercially reasonable efforts to permit Staccato Options that are not part of the Plan of Arrangement pursuant to Section 2.1 above to be accelerated and to permit net exercise (cashless exercise) of such Staccato Options at the in the money amount for Staccato Shares;

(w)

promptly notify Timberline if at any time it becomes aware that the Staccato Information Circular or Timberline Information Circular contains any misrepresentation or otherwise requires an amendment or supplement to the Staccato Information Circular or Timberline Information Circular or any related application and promptly deliver written notice to Timberline setting out full particulars thereof.  In any such event, Staccato shall cooperate with Timberline in the preparation of any required supplement or amendment to the Staccato Information Circular or Timberline Information Circular or such other document, as the case may be

(x)

not dispose of an interest in any of its material properties or otherwise enter into any material transaction with, or incur any material liability to, any other corporation or person or agree to do any of the foregoing or perform any act or enter into any transaction or negotiation which interferes or is inconsistent with the completion of the transactions contemplated hereby, other than as contemplated in this Agreement, without the written consent of Timberline thereto;

(y)

at Closing, have:

(i)

an authorized capital of an unlimited number of common shares without par value of which 99,842,793 common shares are duly issued and outstanding as fully paid and non-assessable (save as may be increased by the issuance of common shares upon the exercise of outstanding convertible securities in (ii)); and

(ii)

48,122,059 common shares issuable on exercise of all outstanding convertible securities of Staccato (save as may be decreased by the issuance of common shares upon the exercise of such outstanding convertible securities), including Staccato Options and Staccato Warrants of which there are no common shares issuable upon exercise of in-the-money convertible securities;

save as may be altered by the exercise of outstanding convertible securities, the exercise of dissent rights under the Plan of Arrangement, or consented to in writing by Timberline; and

(z)

not incur between the date of this Agreement and the Closing Date, any expenses or liabilities otherwise than in the ordinary course of its business (which ordinary course shall include obligations under existing employment or management agreements) or in connection with its obligations under this Agreement and without limiting the generality of the foregoing, not without prior written consent of Timberline, such consent not to be unreasonably withheld:

(i)

other than in the normal course of business or except in accordance with existing agreements, sell, pledge, lease, dispose of, grant any interest in, encumber or agree to sell, pledge, lease, dispose of, grant any interest in or encumber (or permit any of its subsidiaries to sell, pledge, lease, dispose of, grant any interest in, encumber or agree to sell, pledge, lease, dispose of, grant any interest in or encumber) any material assets of Staccato;

(ii)

redeem, purchase or offer to purchase (or permit any of its subsidiaries (if any) to redeem, purchase or offer to purchase) any common shares or other securities of Staccato;

(iii)

other than in the normal course of business or except in accordance with existing agreements, acquire, directly or indirectly (or permit any of its subsidiaries (if any) to acquire directly or indirectly) any material assets, including but not limited to mining properties or interests therein or securities of other companies or enter into any joint venture, earn-in or similar agreements or arrangements; or

(iv)

enter into or modify any employment, severance, collective bargaining or similar agreements, policies or arrangements with, or grant any bonuses, salary increases, severance or termination pay to, any employees, officers or directors of Staccato other than pursuant to agreements in effect (without amendment) on the date hereof.

Preparation of Filings

4.4

Staccato and Timberline shall cooperate in:

(i)

the preparation and filing of any application for the orders and the preparation of any required documents reasonably deemed by Staccato or Timberline to be necessary to discharge their respective obligations under applicable Securities Legislation in connection with the Arrangement and the other transactions contemplated hereby;

(ii)

the taking of all such action as may be required under applicable Securities Legislation in connection with the issuance of the Timberline Shares in connection with the Arrangement; provided, however, that neither Timberline nor Staccato shall be required to register or qualify as a foreign corporation or to take any action that would subject it to service of process in any jurisdiction where such entity is not now so subject, except as to matters and transactions arising solely from the offer and sale of the Timberline Shares; and

(iii)

the taking of all such action as may be required under the Laws in connection with the transactions contemplated by this Agreement and the Plan of Arrangement.

5.0

CONDITIONS PRECEDENT

Mutual Conditions Precedent

5.1

The parties' obligations to complete the transactions contemplated in this Agreement are subject to satisfaction of the following conditions on or before the Closing Date:

(a)

all necessary approvals of Staccato Securityholders by the requisite majorities will have been obtained in respect of the Arrangement at the Staccato Meeting in accordance with applicable laws, the Interim Order and the Plan of Arrangement by May 21, 2010 or such other date as may be agreed to be Staccato and Timberline;

(b)

the Interim Order, the Final Order and all necessary orders of the Court with respect to the Arrangement will have been obtained and shall not have been set aside or modified in a manner that is not acceptable to any party, acting reasonably;

(c)

all necessary approvals of Timberline Shareholders by the requisite majorities will have been obtained in respect of the Arrangement at the Timberline Meeting in accordance with applicable Amex rules by May 21, 2010 or such other date as may be agreed to be Staccato and Timberline;

(d)

the Timberline Shares to be issued pursuant to the Arrangement will, on or before the Effective Time, be listed on the Amex and Timberline will be in compliance with all rules, regulations and policies of the Amex in all material respects;

(e)

the shares of common stock of Timberline, including the Timberline Shares to be issued pursuant to the Arrangement, will, on or before the Effective Time, be conditionally approved for listing on the TSX-V, subject to standard conditions of the TSX-V;

(f)

all other consents, orders, regulations and approvals, including regulatory and judicial approvals and orders, necessary for the completion of the transactions provided for in this Agreement and the Plan of Arrangement shall have been obtained or received from the persons, authorities or bodies having jurisdiction in the circumstances;

(g)

there shall not be in force any order or decree restraining or enjoining the consummation of the transactions contemplated by this Agreement or the Arrangement;

(h)

no provision of any applicable Laws and no judgement, injunction, order or decree shall be in effect which restrains or enjoins or otherwise prohibits the consummation of the Arrangement or the transactions contemplated by this Agreement;

(i)

there shall not be pending or threatened any suit, action or proceeding by any Governmental Entity or other Person, in each case that has a reasonable likelihood of success, (i) seeking to prohibit or restrict the acquisition by Timberline of any Staccato Securities, or seeking to restrain or prohibit the consummation of the Arrangement, (ii) seeking to prohibit or materially limit the ownership or operation by Timberline or any of its subsidiaries of any material portion of the business or assets of Timberline, Staccato or any of their respective subsidiaries or to compel Timberline or any of its subsidiaries to dispose of or hold separate any material portion of the business or assets of Timberline, Staccato or any of their respective subsidiaries as a result of the Plan of Arrangement, (iii) seeking to impose limitations on the ability of Timberline or any of its subsidiaries to acquire or hold, or exercise full rights of ownership of, any Staccato Securities, including the right to vote the Staccato Shares purchased by it on all matters properly presented to the Staccato Shareholders, (iv) seeking to prohibit Timberline or any of its subsidiaries from effectively controlling in any material respect the business or operations of Staccato and its of its subsidiaries or (v) imposing any condition or restriction that, in the reasonable opinion of the Party seeking to invoke this condition, would be materially burdensome to the future operations of Timberline or Staccato after the Effective Time;

(j)

this Agreement will not have been terminated; and

(k)

the Effective Date will have occurred on or before the Termination Date, unless otherwise agreed to by the Parties.

Conditions solely for the benefit of Timberline

5.2

The obligations of Timberline to complete the transactions contemplated in this Agreement are subject to satisfaction of the following conditions on or before the Closing Date:

(a)

no Material Adverse Change will have occurred in the business, affairs, financial condition or operations of Staccato;

(b)

dissent rights to the Arrangement shall not have been exercised prior to the Effective Date by Staccato Shareholders representing in the aggregate 7% or more of the total number of Staccato Shares outstanding at such time;

(c)

the issue of Timberline Shares and the other Timberline Securities to be issued pursuant to the Arrangement will be exempt from the registration requirements of the U.S. Securities Act and the registration and prospectus requirements of applicable securities laws in each of the provinces and territories of Canada in which Staccato Securityholders are resident;

(d)

there shall not have been an amendment to the U.S. Securities Act, a change in the U.S. Securities and Exchange Commission's interpretation of the U.S. Securities Act or a decision of a court which provides that orders of Canadian courts such as the Final Order do not qualify under Section 3(a)(10) of the U.S. Securities Act which results in the Section 3(a)(10) Exemption being not available for any reason to exempt the issuances of Timberline Shares and other securities of Timberline issued on completion of the Arrangement from the registration requirements of the U.S. Securities Act;

(e)

each of the representations and warranties of Staccato under this Agreement, shall be true and correct in all material respects on the date of this Agreement and as of the Effective Date as if made on and as of such date (except for such representations and warranties made as of specified date, which will be true and correct in all material respects as of such specified date);

(f)

Timberline shall have received a certificate of a senior officer of Staccato confirming that the representations and warranties of Staccato set out in Section 3.2 are true and correct in all material respects on and as of Closing;

(g)

Staccato shall have performed or complied with, in all material respects, each of its obligations, covenants and agreements hereunder to be performed and complied with it on or before the Effective Time;

(h)

Timberline shall have received a certificate of a senior officer of Staccato confirming that the obligations, covenants and agreements of Staccato set out in Section 4.3 have been completed as at the Closing Date;

(i)

receipt of the resignations of Grant Ewing, Robert Lipsett, Greg Hryhorchuk, Christopher Pollard and George Brazier as directors of Staccato;

(j)

in accordance with the terms of their employment agreements, receipt of resignations of Grant Ewing, Robert Lipsett and Greg Hryhorchuk as officers of Staccato; and

(k)

receipt of an opinion of counsel for Staccato, dated as of the Effective Date and addressed to Timberline relating to the title of its material properties and such opinion shall be in form acceptable to Timberline and its counsel, acting reasonably.

The foregoing conditions in this Section 5.2 are inserted for the exclusive benefit of Timberline and may be waived by it in whole or in part at any time.

Conditions solely for the benefit of Staccato

5.3

The obligations of Staccato to complete the transactions contemplated in this Agreement are subject to satisfaction of the following conditions on or before the Closing Date:

(a)

no Material Adverse Change will have occurred in the business, affairs, financial condition or operations of Timberline;

(b)

each of the representations and warranties of Timberline under this Agreement, shall be true and correct in all material respects on the dated of this Agreement and as of the Effective Date as if made on and as of such date (except for such representations and warranties made as of specified date, which will be true and correct in all material respects as of such specified date);

(c)

Staccato shall have received a certificate of a senior officer of Timberline confirming that the representations and warranties of Timberline set out in Section 3.1 are true and correct in all material respects on and as of Closing;

(d)

Timberline shall have performed or complied with, in all material respects, each of its obligations, covenants and agreements hereunder to be performed and complied with it on or before the Effective Time;

(e)

Staccato shall have received a certificate of a senior officer of Timberline confirming that the obligations, covenants and agreements of Timberline set out in Section 4.2 have been completed as at the Closing Date;

(f)

the issue of Timberline Shares and other Timberline Securities pursuant to the Arrangement will have been approved by all necessary corporate action to permit such shares to be issued as fully paid and non-assessable and the issue of such Timberline Shares and the other Timberline Securities to be issued pursuant to the Arrangement will be exempt from the registration requirements of the U.S. Securities Act and the registration and prospectus requirements of applicable securities laws in each of the provinces and territories of Canada in which holders of securities of Staccato are resident; and

(g)

the board of directors of Timberline will be comprised of seven directors, all of whom will be nominated by Timberline.

(h)

receipt of an opinion of counsel for Timberline, dated as of the Effective Date and addressed to Staccato relating to the title of its material properties and such opinion shall be in form acceptable to Staccato and its counsel, acting reasonably.

The foregoing conditions in this Section 5.3 are inserted for the exclusive benefit of Staccato and may be waived by it in whole or in part at any time.

6.0

AMENDMENT, CLOSING AND TERMINATION

Amendment

6.1

This Agreement and the Plan of Arrangement may, at any time and from time to time before the Effective Date, be amended by written agreement of the parties hereto without, subject to applicable law, further notice to or authorization on the part of their respective shareholders.  Without limiting the generality of the foregoing, any such amendment may:

(a)

change the time for performance of any of the obligations or acts of the parties hereto;

(b)

waive any inaccuracies or modify any representation contained herein or any document to be delivered pursuant hereto;

(c)

waive compliance with or modify any of the covenants herein contained or waive or modify performance of any of the obligations of the parties hereto; or

(d)

amend the terms of Section 3.01 of the Plan of Arrangement and Subsections 5.1(a), (b), (c), (f) and (g) of this Agreement and the sequence of transactions described in the Plan of Arrangement subject to any required approval of the shareholders of Staccato, given in the same manner as required for the approval of the Arrangement or as may be ordered by the Court.

6.2

This Agreement and the Schedules hereto may be amended in accordance with the Final Order, but if the terms of the Final Order require any such amendment, the rights of the parties hereto under Sections 5.1, 5.2, 5.3, 6.1, 6.2 and 6.4 shall remain unaffected.

Closing

6.3

The completion of the Arrangement (the "Closing") will be at the offices of Miller Thomson LLP, 840 Howe Street, 10th Floor, Vancouver, British Columbia  V6Z 2M1, on June 15, 2010 (the "Closing Date"), or such other place or date as may be mutually agreed by the parties, provided it is not later than September 30, 2010.  At the Closing, parties will exchange documents to effect the Closing including documents to confirm the matters set out in Article Five of the Plan of Arrangement and to complete the Arrangement and related matters as contemplated hereby.

Termination

6.4

This Agreement may be terminated at any time prior to the Effective Time, whether before or after the requisite approval of the shareholders of Staccato or Timberline:

(a)

by mutual written consent duly authorized by the Boards of Directors of Timberline and Staccato;

(b)

by either Staccato or Timberline, if the Arrangement shall not have been consummated by September 30, 2010 for any reason (the “Termination Date”); provided, however, that the right to terminate this Agreement under this Section 6.4(b) shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Arrangement to occur on or before such date and such action or failure to act constitutes a breach of this Agreement;

(c)

by either Staccato or Timberline, if there shall be passed any Law that makes the consummation of the Arrangement illegal or otherwise prohibited, or if a Governmental Entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Arrangement, which order, decree, ruling or other action is final and nonappealable;

(d)

by either Staccato or Timberline, if the required approvals of the Staccato Securityholders contemplated by this Agreement shall not have been obtained by reason of the failure to obtain the required vote at a meeting of Staccato Securityholders duly convened therefor or at any adjournment thereof or the Staccato Shareholders exercise dissenter rights in excess of the threshold set forth in Section 5.2(b); provided, however, that the right to terminate this Agreement under this Section 6.4(d) shall not be available to Staccato where the failure to obtain the approval of the Staccato Securityholders shall have been caused by the action or failure to act of Staccato and such action or failure to act constitutes a breach by Staccato of this Agreement;

(e)

by either Staccato or Timberline, if the required approval of the Timberline Shareholders contemplated by this Agreement shall not have been obtained by reason of the failure to obtain the required vote at a meeting of Timberline Shareholders duly convened therefore or at any adjournment thereof; provided, however, that the right to terminate this Agreement under this section 6.4(e) shall not be available to Timberline where the failure to obtain the approval of the Timberline Shareholders shall have been caused by the action or failure to act of and such action or failure to act constitutes a breach by Timberline of this Agreement.

(f)

by Staccato, if Timberline is in breach of any of its covenants made in this Agreement, which breach individually or in the aggregate causes or would reasonably be expected to cause a Material Adverse Effect with respect to Timberline or materially impedes or would reasonably be expected to materially impede the completion of the Arrangement, and Timberline fails to cure such breach within 10 business days after receipt of written notice from Staccato;

(g)

by Timberline, if Staccato is in breach of any of its covenants made in this Agreement, which breach individually or in the aggregate causes or would reasonably be expected to cause a Material Adverse Effect with respect to Staccato or materially impedes or would reasonably be expected to materially impede the completion of the Arrangement, and Staccato fails to cure such breach within 10 business days after receipt of written notice from Timberline;

(h)

by Staccato, if the Board of Directors of Timberline or any committee thereof shall for any reason have withheld, withdrawn or shall have amended, modified or changed in a manner adverse to Staccato its recommendation in favor of, the adoption and approval of the Agreement or the approval of the transactions contemplated by this Agreement;

(i)

by Timberline, if (i) the Board of Directors of Staccato or any committee thereof shall for any reason have withheld, withdrawn or shall have amended, modified or changed in a manner adverse to Timberline its recommendation in favor of, the adoption and approval of the Agreement or the approval of the transactions contemplated by this Agreement; (ii) the Board of Directors of Staccato or any committee thereof shall have approved or recommended any Acquisition Proposal; (iii) the Board of Directors of Staccato shall have failed to re-affirm its recommendation in favor of the adoption and approval of this Agreement and the approval of the transactions contemplated by this Agreement promptly following the request of Timberline to do so; (iv) Staccato shall have entered into any letter of intent or similar document or any agreement, contract or commitment accepting any Acquisition Proposal; (v)  Staccato shall have breached its obligations under the terms of Section 8.1 hereof; or (vi) a tender or exchange offer relating to securities of Staccato shall have been commenced by a person unaffiliated with Timberline and Staccato shall not have sent to its securityholders pursuant to section 2.17 of Multilateral Instrument 62-104 Take-over Bids and Issuer Bids (and the equivalent provisions in other Canadian provincial securities regulations), within fifteen (15) days after such tender or exchange offer is first published, sent or given, a statement disclosing that Staccato recommends rejection of such tender or exchange offer;

(j)

by Staccato, upon the determination by Staccato’s board of directors at the conclusion of the process set out in Section 8.1 that the Acquisition Proposal constitutes a Superior Proposal; provided that Staccato is not otherwise then in breach or default of its obligations hereunder and subject to the payment of the Staccato Break Fee payable to Timberline under Section 8.2; or

(k)

by Timberline if the conditions precedent to closing the Arrangement in Section 5.2 have not been satisfied by September 30, 2010, provided, however, that the right to terminate this Agreement under this Section 6.4(k) shall not be available to Timberline, if Timberline’s actions or failure to act has been a principal cause of or resulted in the failure of the condition precedent to be satisfied and such action or failure to act constitutes a breach of this Agreement;

(l)

by Staccato if the conditions precedent to closing the Arrangement in Section 5.3 have not been satisfied by September 30, 2010, provided, however, that the right to terminate this Agreement under this Section 6.4(k) shall not be available to Staccato, if Timberline’s actions or failure to act has been a principal cause of or resulted in the failure of the condition precedent to be satisfied and such action or failure to act constitutes a breach of this Agreement.

7.0

INDEMNIFICATION/INSURANCE

Indemnification

7.1

Timberline agrees that rights to indemnification for acts or omissions occurring prior to the Effective Time existing as of the date of this Agreement in favour of the directors or officers of Staccato as provided in constating documents in effect of the date of this Agreement, shall survive the Arrangement and shall continue in full force and effect until the earlier of the expiration of the applicable statute of limitations with respect to any claims against directors or officers of Staccato arising out of such acts or omissions and the sixth anniversary of the Effective Date, and Timberline hereby assumes, effective on consummation of the Arrangement, all such liability with respect to any matters arising prior to the Effective Time.

7.2

If this Agreement is terminated, each party (the "Indemnifying Party") hereto undertakes with the other parties hereto (the "Indemnified Party") to hold the Indemnified Party fully and effectually indemnified from and against all losses, claims, damages, liabilities, actions or demands (including amounts paid in any settlement approved by the Indemnifying Party of any action, suit, proceeding or claim but excluding lost profits and consequential damages), to which such Indemnified Party may become subject insofar as such losses, claims, damages, liabilities, actions or demands arise out of any action, suit, proceeding or claim brought by any Third Party ("Third Party Claim") and which are based upon any breach of a representation, warranty, covenant or obligation of the Indemnifying Party contained in this Agreement or any certificate or notice delivered by it in connection herewith, and will reimburse such Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such Third Party Claim ..

Defence

7.3

(a)

Promptly after receipt by an Indemnified Party of notice of a possible Third Party Claim referred to in Section 7.1 hereof, such Indemnified Party, if a claim in respect thereof is to be made against the Indemnifying Party under such Section, shall provide the Indemnifying Party with written particulars thereof; provided that failure to provide the Indemnifying Party with such particulars shall not relieve such Indemnifying Party from any liability which it might have on account of the indemnity provided for in this Section 7 except insofar as such failure shall prejudice such Indemnifying Party.  The Indemnified Party shall also provide to the Indemnifying Party copies of all relevant documentation and, unless the Indemnifying Party assumes the defence thereof, shall keep such Indemnifying Party advised of the progress thereof and will discuss with the Indemnifying Party all significant actions proposed.

(b)

An Indemnifying Party shall be entitled, at its own expense, to participate in (and, to the extent that it may wish, to assume) the defence of any such Third Party Claim but such defence shall be conducted by counsel of good standing approved by the Indemnified Party, such approval not to be unreasonably withheld.  Upon the Indemnifying Party notifying the Indemnified Party of its election so to assume the defence and retaining such counsel, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by it in connection with such defence other than for reasonable costs of investigation.  If such defence is assumed by the Indemnifying Party, it shall, through the course thereof, provide copies of all relevant documentation to the Indemnified Party, keep such Indemnified Party advised of the progress thereof and shall discuss with the Indemnified Party all significant actions proposed.  No Indemnifying Party shall enter into any settlement without the consent of the Indemnified Party, but such consent shall not be unreasonably withheld.  If such defence is not assumed by the Indemnifying Party, the Indemnifying Party shall not be liable for any settlement made without its consent, but such consent shall not be unreasonably withheld.

(c)

Notwithstanding the foregoing, an Indemnified Party shall have the right, at the Indemnifying Party's expense, to employ counsel of its own choice in respect of the defence of any such Third Party Claim if (i) the employment of such counsel has been authorized by the Indemnifying Party in connection with such defence; or (ii) counsel retained by the Indemnifying Party or the Indemnified Party shall have advised the Indemnified Party that there may be legal defences available to it which are different from or in addition to those available to the Indemnifying Party (in which event and to that extent, the Indemnifying Party shall not have the right to assume or direct the defence on behalf of the Indemnified Party) or that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party; or (iii) the Indemnifying Party shall not have assumed such defence and employed counsel therefor within a reasonable time after receiving notice of such Third Party Claim.

Insurance

7.4

Staccato will be permitted to procure before the Effective Time prepaid non-cancellable run-off directors and officers liability insurance providing coverage (on terms comparable to those contained in Staccato’s current insurance policies) for six years from the Effective Time with respect to claims arising from or related to facts or events that occurred before the Effective Time in the same manner as such claims would have been covered if they were before the Effective Time, provided however that Timberline will not be required to pay a premium in excess of $60,000 in order to procure such insurance coverage, and if such insurance coverage is only available at a premium in excess of $60,000, Timberline will obtain coverage for the maximum period available at a premium of $60,000.

8.0

STANDSTILL AGREEMENT AND BREAK FEE PAYMENT

8.1

From the date hereof until the Effective Time or, if earlier, the termination of this Agreement, Staccato shall immediately cease and cause to be terminated any existing discussions with any person other than Timberline (a "Third Party") that relate to any Acquisition Proposal, and Staccato shall not, nor shall it permit or authorize its subsidiaries, or any of their respective officers, directors or employees, or any investment banker, attorney or other advisor or representative retained by any of them to, directly or indirectly: (a) solicit, initiate, encourage or otherwise knowingly facilitate any Acquisition

Proposal or any inquiries or proposals relating thereto; (b) engage in discussions or negotiations with, or disclose any non-public information relating to Staccato or its subsidiaries or afford access to the properties, books or records of Staccato or its subsidiaries to, any Person (other than Timberline or any designees of Timberline or as may otherwise be required by law) concerning or in connection with an Acquisition Proposal; (c) withhold, withdraw, modify or change, or publicly propose to do so, in a manner adverse to Timberline, or fail to make its recommendation to vote in favor of the Arrangement or approve, endorse or recommend an Acquisition Proposal; or (d) accept or enter into, or publicly propose to accept or enter into, any letter of intent, agreement, arrangement or understanding related to any Acquisition Proposal; provided, however, that in each case, if (A) after the date of this Agreement and prior to the date of any securityholder approval of the Arrangement, an unsolicited, bona fide written Acquisition Proposal is made to Staccato and is not withdrawn; (B) Staccato’s Board of Directors reasonably believes in good faith, after consultation with Staccato’s financial advisor, that such Acquisition Proposal constitutes (if consummated as proposed) a Superior Proposal; (C) Staccato’s Board of Directors reasonably believes in good faith, after consultation with Staccato’s outside legal counsel, that the failure to engage in such negotiations or discussions, to provide such information, or to withhold, withdraw, amend, modify, or change its recommendation to vote in favor of the Arrangement would be inconsistent with the duties of the Board of Directors of Staccato; (D) prior to furnishing any such nonpublic information to, entering into discussions or negotiations with, any Person, Staccato receives from such Person an executed confidentiality agreement (including “standstill” provisions) no less favorable to Staccato than the Confidentiality Agreement; and (E) at the time of or prior to furnishing any such nonpublic information to such Person, Staccato furnishes such nonpublic information to Timberline (to the extent such nonpublic information has not been previously furnished by Staccato to Timberline), then Staccato may (1) furnish information with respect to Staccato and its subsidiaries to such Person, (2) participate with such Person in negotiations regarding such Acquisition Proposal, (3) enter into discussions or negotiations with, such Person, (4) withhold, withdraw, modify or change in a manner adverse to Timberline, or fail to make, its recommendation to vote in favor of the Arrangement, or (5) accept, recommend, approve or enter into an agreement to implement a Superior Proposal (provided that Staccato shall have complied with the provisions of Section 8.1 and paid the Staccato Break Fee).

Staccato shall promptly after receipt of any Acquisition Proposal provide Timberline with a copy of any written Acquisition Proposal and the identity of the Person making such Acquisition Proposal and a written statement with respect to any non-written Acquisition Proposal received, which statement shall include the identity of the Person making the Acquisition Proposal and a reasonably detailed description of all the material terms thereof.  Staccato shall promptly advise Timberline of any material modification or proposed modification thereto.  Staccato shall not release or permit the release of any Person from, or waive or permit the waiver of any provision of, any confidentiality, “standstill” or similar agreement (other than as required pursuant to the terms thereof as in effect on the date hereof) under which Staccato or any of its subsidiaries has any rights, or fail to use reasonable best efforts to enforce or cause to be enforced each such agreement at the request of Timberline.  Staccato shall use its reasonable best efforts to ensure that its subsidiaries and any of their respective officers, directors or employees or any investment banker, attorney or other advisor or representative retained by any of them are aware of the provisions of this Section 8.1, and shall be responsible for any breach of this Section 8.1 by it and its subsidiaries and any of their respective officers, directors or employees or any investment banker, attorney or other advisor or representative retained by any of them.

In the event that Staccato’s Board of Directors has determined that any Acquisition Proposal  constitutes, or may reasonably be expected to be a Superior Proposal, Staccato shall promptly provide to Timberline a copy of any such written Acquisition Proposal received by it and Timberline shall have the right of first refusal, exercisable within 72 hours from the date of such notice, to amend this Agreement, and Staccato shall sign any amendment to this Agreement that contains terms that are no less favourable than those contained in such written Acquisition Proposal.

8.2

If Staccato terminates this Agreement under Section 6.4(f) or 6.4(h), Timberline will pay Staccato a break fee of $750,000 (the “Staccato Break Fee”).

8.3

If (a) Timberline terminates this Agreement under Section 6.4(g) or 6.4(i) or, (b) Staccato terminates this Agreement pursuant to Section 6.4(j), Staccato will pay Timberline of a break fee of $750,000 (the "Timberline Break Fee").

8.4

If this Agreement is terminated pursuant to Section 6.4(d), Staccato will pay Timberline an expense reimbursement fee of $100,000 (the “Timberline Expense Reimbursement Fee”).

8.5

If this Agreement is terminated pursuant to Section 6.4(e), Timberline will pay Staccato an expense reimbursement fee of $100,000 (the “Staccato Expense Reimbursement Fee”).

8.6

Each Party acknowledges that all of the payment amounts set out in this Section 8.0 are payments of liquidated damages which are a genuine pre-estimate of the damages Timberline or Staccato will suffer or incur as a result of the event giving rise to such damages and resultant termination of this Agreement and are not penalties.  Each Party irrevocably waives any right it may have to raise as a defence that any such liquidated damages are excessive or punitive.  For greater certainty, the Parties agree that the payment of any amounts pursuant to this Section 8.0 is the sole monetary remedy of Timberline and Staccato, provided, however, that this limitation shall not apply in the event of fraud, intentional misrepresentation or wilful breach of this Agreement by a Party.

8.7

For the purposes of this Agreement, "Superior Proposal" means an unsolicited bona fide offer regarding the direct or indirect acquisition or disposition of all or any of Staccato's securities, or any amalgamation, merger, sale of all of Staccato 's assets or, except in the ordinary course of business, any part of Staccato's assets, take-over bid, tender offer, plan of arrangement, issuer bid, reorganization, dividend or distribution, recapitalization, liquidation or winding-up of, or other business combination or similar transaction involving Staccato, all of Staccato's assets or, except in the ordinary course of business, any part of Staccato's assets or similar fundamental transaction involving Staccato which the board of directors of Staccato considers, in good faith, to be superior to the terms of the Arrangement and must be recommended to Staccato's shareholders in order that the board of directors may discharge its fiduciary obligations.  Any good faith determination by the board of directors of Staccato of a Superior Proposal shall only be made after consultation with its financial and legal advisors and a determination by the board of directors of Staccato that the failure to entertain and negotiate such a Superior Proposal or to furnish information concerning Staccato to a Third Party in connection therewith could, in the particular circumstances, result in a finding that the directors had breached their fiduciary duties under applicable law.

8.8

Nothing contained in this Agreement shall prohibit or prevent Staccato or its boards of directors or officers from:  (a) making any disclosure of or in relation to an unsolicited Acquisition Proposal  from a Third Party or, prior to the Effective Time if, in the good faith judgment of the board of directors, after consultation with outside legal counsel, such disclosure is necessary for the directors or officers of Staccato to act in a manner consistent with their fiduciary duties or is otherwise required under applicable laws; (b) responding, within the time and in the manner required by applicable laws, to any unsolicited take-over bid or tender or exchange offer made for Staccato Shares or any other securities of Staccato; or (c) taking any other action in relation to an unsolicited Acquisition Proposal from a Third Party to the extent required under applicable securities laws or orders or otherwise mandated by any governmental entity.

8.9

Subject to the foregoing provisions of this Section 8.0, each of Timberline and Staccato shall pay all the fees, costs and expenses incurred by such Party in connection with the Agreement and the Arrangement.

8.10

If a fee is payable under Section 8.2, 8.3. 8.4 or 8.5, no other fee will be payable under Section 8.0, except in the case of fraud or intentional misrepresentation by a party, in which case the other party can seek any available legal remedies, whether in law or equity, in relation to such fraud or intentional misrepresentations.

9.0

ORDINARY COURSE

9.1

Until the earlier of the closing of the Arrangement and the termination of this Agreement without completion of the Arrangement, Staccato will not without the prior written consent of the other parties, enter into any contract in respect of its business or assets, other than in the ordinary course of business, and each of the parties will continue to carry on its business and maintain its assets in the ordinary course of business, with the exception of reasonable costs incurred in connection with the Arrangement, and, without limitation, but subject to the above exceptions, will maintain payables and other liabilities at levels consistent with past practice and will not engage in any extraordinary material transactions or agree to do any of the foregoing or perform any act or enter into any transaction or negotiation which interferes or is inconsistent with the completion of the transactions contemplated hereby without the prior written consent of the other parties.

10.0

PUBLIC DISCLOSURE AND CONFIDENTIALITY

10.1

No disclosure or announcement, public or otherwise, in respect of this Agreement or the transactions contemplated herein will be made by any party without the prior written agreement of the other parties as to timing, content and method, provided that the obligations herein will not prevent any party from making, after consultation with the other parties, such disclosure as its counsel advises is required by applicable laws or the rules and policies of the reporting jurisdictions of the party.

10.2

Unless and until the transactions contemplated in this Agreement have been completed, except with the prior written consent of the other parties, each party and their respective employees, officers, directors, shareholders, agents, advisors and other representatives will hold all information received from the other parties in strictest confidence, except such information and documents which (i) are or subsequently may become generally available to the public; (ii) are required to be disclosed by applicable law; (iii) are available on a non-confidential basis prior to their disclosure to the other parties; (iv) become available to one party on a non-confidential basis from a source other than the other parties provided that such other source is not bound by a confidentiality agreement with the other parties; (v) are independently developed; or (vi) were available to each party as a result of the relationship of the parties prior to the date hereof.

10.3

All such information in written form and documents will be returned to the party originally delivering them in the event that the transactions provided for in this Agreement are not completed.

11.0

ASSIGNMENT

11.1

No party may assign its rights or obligations under this Agreement.

12.0

WAIVER

12.1

Any waiver or release of any conditions of this Agreement, to be effective, must be in writing executed by the party for whom such condition is expressed by this Agreement to benefit.

13.0

GENERAL

13.1

The covenants, representations and warranties contained herein will survive the Closing.

13.2

Time is of the essence herein.

13.3

Each party hereto will, from time to time, at the request of the other parties, do such further acts and execute and deliver all such further documents, agreements and instruments as will be reasonably required in order to fully perform and carry out the terms, conditions and intent of this Agreement.

13.4

All references to currency are references to Canadian dollars unless otherwise indicated.

13.5

The parties intend that this Agreement will be binding upon them until terminated.

13.6

Any notice to be given hereunder to the parties will be deemed to be validly given if delivered, or if sent by facsimile:

if to Timberline, to:

Timberline Resources Corporation 101 E. Lakeside Avenue Coeur D’Alene, Idaho 83814 Attention: Randal Hardy, Chief Executive Officer Facsimile No.: (208) 664-4860

with a copy to:

Dorsey & Whitney LLP TD Canada Trust Tower Brookfield Place 161 Bay Street, Suite 4310 Toronto, ON Canada M5J 2S1 Attention: Kenneth Sam Facsimile No.: (416) 367-7371

and with a copy to:

Miller Thomson LLP Robson Court 1000-840 Howe Street Vancouver, BC V6Z 2M1 Attention: Peter McArthur Facsimile No.: (604) 643-1200

if to Staccato, to:

Staccato Gold Resources Ltd. 2060-777 Hornby Street Vancouver, BC V6Z 1T7 Attention: Grant Ewing, President Facsimile No.: (604) 484-8254

with a copy to:

Stikeman Elliott LLP Suite 1700 666 Burrard Street Vancouver, BC V6C 2X8 Attention: John E. Stark Fax: (604) 681-1825

and any such notice delivered on a business day in accordance with the foregoing will be deemed to have been received on the date of delivery or facsimile transmission.

13.7

This Agreement and the rights and obligations of the parties hereunder will be governed by and construed according to the laws of the Province of British Columbia.

13.8

This Agreement will enure to the benefit of and be binding upon the parties hereto and their successors.

13.9

This Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document.  All of these counterparts will for all purposes constitute one agreement, binding on the parties, notwithstanding that all parties are not signatories to the same counterpart.  A fax transcribed copy or photocopy of this Agreement executed by a party in counterpart or otherwise will constitute a properly executed, delivered and binding agreement or counterpart of the executing party.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the year and day set out on page 1 hereof.

TIMBERLINE RESOURCES CORPORATION

Per:

   /s/ Randal L. Hardy

Name:      Randal L. Hardy

Title:       Chief Executive Officer

STACCATO GOLD RESOURCES LTD.

Per:

      /s/  Grant Ewing

Name:      Grant Ewing

Title:        President and Chief Executive Officer

SCHEDULE "A"

Plan of Arrangement

ARTICLE ONE

Interpretation

Definitions

1.01

In this Plan of Arrangement, unless something in the subject matter or context is inconsistent therewith:

(a)

"Agreement" means the Arrangement Agreement dated for reference March 22, 2010, made among Timberline and Staccato including the schedules thereto as the same may be supplemented or amended from time to time;

(b)

"Arrangement" means an arrangement under the provisions of Section 288 of the BCBCA, on the terms and conditions set forth in this Plan of Arrangement as supplemented, modified or amended;

(c)

"BCBCA" means the Business Corporations Act, S.B.C. 2002, c. 57, including all regulations made thereunder, as amended;

(d)

"Business Day" means any day on which commercial banks are generally open for business in Vancouver, British Columbia other than a Saturday, a Sunday or a day observed as a holiday in Vancouver, British Columbia under the Laws of the Province of British Columbia or the federal Laws of Canada;

(e)

"Closing Price" or "CP" means the closing price of a Staccato Share on the TSX Venture Exchange on the trading day immediately preceding the Effective Date;

(f)

"Court" means the Supreme Court of British Columbia;

(g)

"Depositary" means Computershare Trust Company of Canada;

(h)

"Dissent Rights" has the meaning set out in Article 4.01;

(i)

"Dissenting Shares" means the Staccato Shares held by a Dissenting Shareholder and in respect of which the Dissenting Shareholder has validly exercised Dissent Rights;

(j)

"Dissenting Shareholders" means Holders of Staccato Shares who have duly and validly exercised their Dissent Rights pursuant to Article Four and the Interim Order;

(k)

"Effective Date" such date, as Timberline and Staccato may agree upon, following the satisfaction or waiver of all of the conditions to the completion of the Arrangement as set out in Sections 5.1, 5.2 and 5.3 of the Agreement, or, in the absence of agreement, one Business Day following the satisfaction or waiver of such conditions, provided however the Effective Date shall be no later than September 30, 2010;

(l)

"Effective Time" means 12:01 a.m. (Vancouver time) on the Effective Date;

(m)

"Exchange Ratio" means 0.142857143;

(n)

"Exercised Staccato Option" means a Staccato Option that has been duly and validly exercised for Staccato Shares in accordance with its terms but in respect of which the name of the former holder of the Staccato Option has not been added to the register of Staccato Shares as the Holder thereof prior to the Effective Time;

(o)

"Final Order" means the final order of the Court approving the Arrangement as such order may be amended or varied at any time prior to the Effective Time or, if appealed then, unless such appeal is withdrawn or denied, as affirmed or as amended on appeal;

(p)

"Holder" means a registered holder of Staccato Shares or any person who surrenders to the Depositary certificates representing such Staccato Shares duly endorsed for transfer to such person in accordance with the Letter of Transmittal;

(q)

"Interim Order" means the order of the Court concerning the Arrangement providing for, among other things, the calling and the holding of the Staccato Meeting, as such order may be amended, varied or supplemented by the Court;

(r)

"Letter of Transmittal" means (i) in respect of Staccato Shares issued as a result of the provisions of Article 3.02(a) or Article 3.02(c), the letter of transmittal providing for the delivery to the Depositary of all documents, certificates and instruments as the Depositary or Timberline may reasonably require; (ii) in respect of all other Staccato Shares, the letter of transmittal forwarded by Staccato to the Holders of Staccato Shares providing for the delivery to the Depositary of certificates in respect of Staccato Shares and all other documents and instruments as the Depositary or Timberline may reasonably require; and (iii) in respect of Staccato Warrants, the letter of transmittal forwarded by Staccato to the Warrantholders providing for the delivery to the Depositary of certificates in respect of Staccato Warrants and all other documents and instruments as the Depositary or Timberline may reasonably require;

(s)

“Liens” means any hypothecs, liens, claims, encumbrances, charges, adverse interests or security interests;

(t)

"Notice of Dissent" means a notice of dissent duly and validly given by a Holder exercising Dissent Rights as contemplated in the Interim Order and as described in Article Four;

(u)

"Original Exercise Price" or "OEP" means, in relation to a Staccato Option, the exercise price per Staccato Share of that Staccato Option immediately prior to the Effective Time;

(v)

"Person" shall be broadly interpreted and includes any natural person, partnership, limited partnership, joint venture, syndicate, sole proprietorship, body corporate with or without share capital, unincorporated association, trust, trustee, executor, administrator or other legal personal representative;

(w)

"Plan of Arrangement" means this plan of arrangement and any amendment or variation thereto made in accordance with Article Six hereof;

(x)

"shareholder" or "holder of shares" means "shareholder" as defined in the BCBCA;

(y)

"Specified Option" means a Staccato Option (which is not an Exercised Staccato Option) in respect of which Timberline and the holder of that Staccato Option have agreed in writing, prior to the Effective Date, that Article 3.02(g) will apply;

(z)

"Staccato" means Staccato Gold Resources Ltd., a company incorporated under the laws of the Province of British Columbia;

(aa)

"Staccato Circular" means the management information circular of Staccato to be sent to the Staccato Securityholders in connection with the Staccato Meeting;

(bb)

"Staccato Meeting" means the special meeting of Staccato Securityholders to be held to consider and, if thought fit, to approve the Arrangement, among other things;

(cc)

"Staccato Options" means stock options exercisable to purchase Staccato Shares;

(dd)

"Staccato Option Share Number" or "SOSN" means, in respect of a Staccato Option, the number of Staccato Shares for which that Staccato Option was exercisable immediately prior to the Effective Time (assuming all such Staccato Options are vested immediately prior to the Effective Time);

(ee)

"Staccato Shares" or "Shares" means the common shares without par value in the capital of Staccato;

(ff)

"Staccato Securityholders" means holders of Staccato Shares, holders of Staccato Options and holders of Staccato Warrants;

(gg)

"Staccato Warrants" means warrants exercisable to purchase Staccato Shares;

(hh)

"Substituted Right" means a right that will entitle its holder to acquire, on the exercise thereof, the number of Staccato Shares that is equal to the product obtained when the Staccato Option Share Number of the Staccato Option for which it is exchanged pursuant to Article 3.02(b) is multiplied by the amount, if any, by which one (1) exceeds the quotient obtained when the Original Exercise Price of that Staccato Option is divided by the Closing Price, being, when expressed as a formula, SOSN x 1 – (OEP/CP) and, such right shall be otherwise on, and subject to, the same rights and restriction as the Staccato Option for which it is so exchanged;

(ii)

"Tax Act" means the Income Tax Act R.S.C. 1985 (5th Supp.) c. 1, and the regulations promulgated thereunder, as now in effect and as it may be amended from time to time prior to the Effective Date; and

(jj)

"Timberline" means Timberline Resources Corporation, a company existing under the laws of Delaware;

(kk)

"Timberline Options" means options exercisable to purchase Timberline Shares to be issued in exchange for Specified Options;

(ll)

"Timberline Shares" means the shares of common stock with par value of $0.001 in the share structure of Timberline;

(mm)

"Timberline Warrants" means warrants exercisable to purchase Timberline Shares to be issued in exchange for Staccato Warrants; and

(nn)

"Warrantholder" means a registered holder of Staccato Warrants or any person who surrenders to the Depositary certificates representing such Staccato Warrants duly endorsed for transfer to such person in accordance with the Letter of Transmittal.

Headings

1.02

The division of this Plan of Arrangement into Articles, Sections and Subsections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Plan of Arrangement. The terms "this Plan of Arrangement", "hereof" and "hereunder" and similar expressions refer to this Plan of Arrangement and not to any particular Article, Section or Subsection hereof and include any agreement or instrument supplemental therewith, and, unless reference is specifically made to some other document or instrument, references herein to Articles, Sections and Subsections are to Articles, Sections and Subsections of this Plan of Arrangement.

Number

1.03

In this Plan of Arrangement, unless something in the context is inconsistent therewith, words importing the singular number only shall include the plural and vice versa, words importing the masculine gender shall include the feminine and neuter genders and vice versa, words importing persons shall include individuals, partnerships, associations, trusts, unincorporated organizations and corporations and vice versa and words importing shareholders shall include members.

ARTICLE TWO

Arrangement Agreement

Arrangement Agreement

2.01

This Plan of Arrangement is made pursuant and subject to the provisions of the Agreement.

ARTICLE THREE

The Arrangement

Plan of Arrangement

3.01

This Arrangement will become effective at, and be binding at and after, the Effective Time on (i) Staccato, (ii) Timberline, and (iii) all registered and beneficial holders of Staccato Shares, Staccato Warrants and Staccato Options.

3.02

At the Effective Time, the following events or transactions shall occur sequentially in the order set out unless otherwise noted and shall be deemed to occur without any further act or formality required on the part of any Person, except as expressly provided herein:

(a)

the holder of each Exercised Staccato Option outstanding immediately prior to the Effective Time will be deemed to be the Holder of, and the name of such holder added to the register of Staccato Shares in respect of, the number of Staccato Shares for which that Exercised Staccato Option was duly and validly exercised;

(b)

each Staccato Option outstanding immediately prior to the Effective Time that is neither an Exercised Staccato Option nor a Specified Option, will be exchanged for a Substituted Right which shall be exercisable immediately;

(c)

each Substituted Right shall be deemed to have been exercised by its holder and, subject to Article 3.07, such holder shall be deemed to be the Holder of, and the name of such holder shall be deemed to be added to the register of Staccato Shares in respect of, such number of Staccato Shares (if any) for which such Substituted Right is exercisable;

(d)

the Dissenting Shares shall be deemed to have been transferred to Staccato and cancelled and the Dissenting Shareholders shall cease to have any rights as shareholders of Staccato other than the right to be paid the fair value of their Staccato Shares in accordance with Article Four;

(e)

all Staccato Shares (other than the Dissenting Shares transferred to Staccato in accordance with Article 3.02(d)) will be transferred to Timberline in consideration for 0.142857143 of a Timberline Share and US$0.0001 for each Staccato Share;

(f)

each Staccato Warrant outstanding immediately prior to the Effective Time will be exchanged for a Timberline Warrant to purchase that number of Timberline Shares as is equal to the number of Staccato Shares that would otherwise have been issuable on exercise of the Staccato Warrant immediately prior to the Effective Time multiplied by the Exchange Ratio, at an exercise price per Timberline Share equal to the exercise price per Staccato Share of such Staccato Warrant immediately prior to the Effective Time divided by the Exchange Ratio, provided that: (A) if the foregoing calculation results in a Timberline Warrant being exercisable for a number of Timberline Shares that includes a fraction of a Timberline Share, then the number of Timberline Shares subject to such Timberline Warrant shall be rounded up to the nearest whole Timberline Share in the case of a fraction representing 0.5 of a Timberline Share and rounded down to the nearest whole Timberline Share in the case of a fraction representing 0.5 or less of a Timberline Share; (B) if the aggregate exercise price payable to acquire the Timberline Shares under the Timberline Warrant includes a fraction of a cent, then such aggregate exercise price shall be rounded up to the nearest cent in the case of a fraction representing more than 0.5 of a cent and rounded down to the neared cent in the case of a fraction representing 0.5 of a cent or less; (C) outside of restrictions on issue and resale under United States federal and state securities laws, all other terms and conditions of such Timberline Warrant, including as to expiry, will be the same as the terms of the Staccato Warrant exchanged therefor; and (D) for greater certainty, this Plan of Arrangement shall not result in any other adjustment to the number or type of shares for which, or the exercise price of, such Staccato Warrants;

(g)

each Specified Option outstanding immediately prior to the Effective Time will be exchanged for a Timberline Option to purchase that number of Timberline Shares as is equal to the Staccato Option Share Number of that Staccato Option multiplied by the Exchange Ratio, at an exercise price per Timberline Share equal to the Original Exercise Price of such Staccato Option divided by the Exchange Ratio, provided that: (A) if the foregoing calculation results in a Timberline Option being exercisable for a number of Timberline Shares that includes a fraction of a Timberline Share, then the number of Timberline Shares subject to such Timberline Option shall be rounded down to the nearest whole Timberline Share; (B) if the aggregate exercise price payable to acquire the Timberline Shares under the Timberline Option includes a fraction of a cent, then such aggregate exercise price shall be rounded up to the nearest cent; (C) outside of restrictions on issue and resale under United States federal and state securities laws, all other terms and conditions of such Timberline Option, including as to vesting and expiry, will be the same as the terms of the Staccato Option exchanged therefor; and (D) section 4.7 of the 2003 Staccato Option Plan shall not apply in respect of the change of control of Staccato effected by this Plan of Arrangement;

provided that none of the foregoing will occur or be deemed to occur unless all of the foregoing occurs.

3.03

Upon the exchange, at the Effective Time, of Staccato Options for Substituted Rights pursuant to Article 3.02(b) and as a result of such exchange:

(a)

the former holders of such Staccato Option shall cease to be the holders of the Staccato Options so exchanged and the name of each such former holder of Staccato Options shall be removed from the register of holders of Staccato Options;

(b)

no such former holder of Staccato Options shall be entitled to a certificate or other document representing such Substituted Right; and

(c)

each such Staccato Option shall be deemed to be cancelled.

3.04

Upon the exchange, at the Effective Time, of Substituted Rights for Staccato Shares pursuant to Article 3.02(c) and as a result of such Exchange:

(a)

the former holders of the Substituted Rights shall cease to be the holders of the Substituted Rights so exchanged;

(b)

no such former holder of Substituted Rights shall be entitled to a certificate or other document representing such Staccato Shares; and

(c)

each such Substituted Right shall be deemed to be cancelled.

3.05

Upon the exchange, at the Effective Time, of Staccato Shares for Timberline Shares pursuant to Article 3.02(e) and as a result of such exchange:

(a)

each former Holder of Staccato Shares (other than Dissenting Shareholders with respect to Dissenting Shares) shall cease to be the holder of the Staccato Shares so exchanged and the name of each such former Holder shall be removed from the register of holders of Staccato Shares;

(b)

each such former Holder of Staccato Shares (other than Dissenting Shareholders with respect to Dissenting Shares) shall become the holder of the Timberline Shares exchanged for the Staccato Shares held by such former Holder and shall be added to the register of holders of Timberline Shares in respect thereof; and

(c)

Timberline shall become the holder of the Staccato Shares so exchanged and shall be added to the register of holders of Staccato Shares in respect thereof.

3.06

Upon the exchange, at the Effective Time, of Staccato Warrants for Timberline Warrants pursuant to Article 3.02(f) and as a result of such exchange:

(a)

each former Warrantholder shall cease to be the holder of the Staccato Warrants so exchanged and the name of each such former Warrantholder shall be removed from the register of holders of Staccato Warrants; and

(b)

each such former Warrantholder shall become the holder of the Timberline Warrants exchanged for the Staccato Warrants held by such former Warrantholder and shall be added to the register of holders of Timberline Warrants in respect thereof.

3.07

For greater certainty, if the quotient obtained when the Original Exercise Price of a Staccato Option exchanged for a Substituted Right pursuant to Article 3.02(b) is divided by the Closing Price is equal to or greater than one (1) the number of Staccato Shares for which a Substituted Right is exercisable shall be nil and the holder thereof shall not be entitled, under Article 3.02(c) or otherwise, to a Staccato Share in exchange therefor, and such Substituted Right shall be deemed to be surrendered  and cancelled for no consideration.

3.08

Any transfer of any securities pursuant to the Arrangement shall be free and clear of any Liens.

ARTICLE FOUR

Rights of Dissent

4. Rights of Dissent

4.01

A Holder of Staccato Shares may exercise dissent rights ("Dissent Rights") conferred by the Interim Order in connection with the Arrangement in the manner set out in Section 242 of the BCBCA, as modified by the Interim Order, provided that the Notice of Dissent is received by Staccato by no later than 4:30 p.m. (Vancouver time) on the date which is two Business Days prior to the date of the Staccato Meeting.  Without limiting the generality of the foregoing, Holders who duly exercise such Dissent Rights and who are ultimately determined to be entitled to be paid fair value for their Staccato Shares shall be deemed to have transferred such Staccato Shares (free and clear of all Liens), as of the Effective Time, without any further act or formality, to Staccato in consideration of their entitlement to be paid the fair value of the Staccato Shares by Staccato under the Dissent Rights. In no case shall Staccato or Timberline be required to recognize such Holders as shareholders of Staccato at and after the Effective Time, and the names of such Holders shall be removed from Staccato 's central securities register as of the Effective Time.

4.02

In the event a Holder gives a Notice of Dissent but is not ultimately entitled, for any reason, to be paid the fair value of the Staccato Shares in respect of which the Notice of Dissent was given as contemplated in Section 242 of the BCBCA and the Interim Order, such Holder shall be deemed to have participated in the Arrangement on the same basis as non-dissenting shareholders of Staccato and shall be entitled to receive only the Timberline Shares that such non-dissenting Shareholders are entitled to receive, on the basis set out in Article 3.02(e).

4.03

For greater certainty, no holder of Staccato Options or Staccato Warrants shall be entitled to exercise Dissent Rights with respect to Staccato Options or Staccato Warrants.

ARTICLE FIVE

Certificates and Documentation

Effect of Arrangement

5.01

After the Effective Time, certificates formerly representing Staccato Shares and Staccato Warrants prior to the Effective Time shall cease to represent such shares and warrants and shall represent only the right to receive the consideration therefor specified in Article Three in accordance with this Plan of Arrangement, subject to Article 5.06 and to compliance with the requirements set forth in this Article Five; and for greater certainty, no former Holder will be entitled to receive any interest, dividends, premiums, or other payment in connection therewith.

Entitlement of holders of Specified Options to Timberline Option Certificates

5.02

At the Effective Time, each and every certificate, document, agreement or other instrument, if any, formerly representing Staccato Options shall be and shall be deemed to be cancelled, void and of no further force and effect without any further authorization, act or formality.  Each former holder of a Specified Option shall be entitled to receive instruments representing the Timberline Option to which each such former holder of a Specified Option is entitled pursuant to the provisions of this Plan of Arrangement as soon as practical after the Effective Time.  Timberline shall register each former holder of a Specified Option as the holder of the Timberline Options to which such former holder of a Specified Option is entitled pursuant to the provisions of this Plan of Arrangement and make available to each former holder of Specified Options, or send by first class mail to the last address of each such former holder of a Specified Options as shown on the books and records of Staccato, instruments representing such Timberline Option.

Letter of Transmittal

5.03

Staccato shall cause a Letter of Transmittal to be sent to each holder of Staccato Shares or Staccato Warrants, at the address of such holder as it appears in the register maintained by or on behalf of Staccato in respect of such holders, or if there is no such register, then as it appears in other records maintained by or on behalf of Staccato, with the Staccato Circular.

Right of Holder to Receive Timberline Shares and Cash

5.04

(a)

At or prior to the Effective Time, Timberline shall deposit with the Depositary, for the benefit of the Holders of Staccato Shares (including each Holder whose name is deemed to be entered on the register of Staccato Shares pursuant to Article 3.02(a) or Article 3.02(c)) and Exercised Staccato Options, a certificate or certificates representing the aggregate number of Timberline Shares which the Holders of Staccato Shares are entitled to receive hereunder (calculated without reference to whether any Holders have exercised or may exercise Dissent Rights) and cash equal to US$0.0001 times the aggregate number of Timberline Shares to which such Holders are entitled pursuant to Article 3.02(e).

(b)

At the Effective Date, Timberline will cause the Depository to forward or cause to be forwarded by first class mail (postage prepaid) to the former Holders whose names are deemed to be entered on the register of Staccato Shares pursuant to Article 3.02(a) or Article 3.02(c), at the address on record at Staccato for such former Holders, certificates representing the number of Timberline Shares, if any, issuable to such former Holder as determined in accordance with the provisions hereof and a cheque payable to the order of such former Holder in an amount equal to US$0.0001 times the aggregate number of Timberline Shares to which such former Holder is entitled (if any) pursuant to Article 3.02(e), subject to any withholding obligation under applicable tax laws.

(c)

Subject to Article 5.04(b) and Article 5.06, as soon as practicable following the later of the Effective Date and the date of deposit by the Holder with the Depositary of a duly completed Letter of Transmittal, documents, certificates and instruments contemplated by the Letter of Transmittal, the certificates representing Staccato Shares (if any) and such additional documents and instruments as the Depositary may reasonably require, Timberline shall cause the Depositary to:

(i)

forward or cause to be forwarded by first class mail (postage prepaid) to the former Holder at the address specified in the Letter of Transmittal; or

(ii)

if requested by the former Holder in the Letter of Transmittal, make available at the Depositary for pick-up by the Holder; or

(iii)

if the Letter of Transmittal neither specifies an address nor contains a request as described in (ii), forward or cause to be forwarded by first class mail (postage prepaid) to the former Holder at the address of such former Holder as shown on the share register maintained by Staccato immediately prior to the Effective Time, certificates representing the number of Timberline Shares, if any, issuable to such former Holder of Staccato Shares as determined in accordance with the provisions hereof and a cheque payable to the order of such former Holder in an amount equal to US$0.0001 times the aggregate number of Timberline Shares to which such former Holder is entitled (if any) pursuant to Article 3.02(e), subject to any withholding obligation under applicable tax laws.

Subject to Article 5.04(b), until such time as a former Holder of Staccato Shares deposits with the Depositary a duly completed Letter of Transmittal, the documents, certificates and instruments contemplated by the Letter of Transmittal, the certificates representing Staccato Shares (if any) and such additional documents and instruments as the Depositary may reasonably require, all certificates representing Timberline Shares and cash to which such former Holder is entitled in respect of such Staccato Shares, if any, shall, subject to Article 5.06, to be held in trust for such former Holder for delivery to the former Holder, upon delivery of the Letter of Transmittal, the documents, certificates and instruments contemplated by the Letter of Transmittal,  the certificates representing the Staccato Shares (if any) and such additional documents and instruments as the Depositary may reasonably require.

Right of holder of Staccato Warrants to Receive Timberline Warrants

5.05

(a)

At or prior to the Effective Time, Timberline shall deposit with the Depositary, for the benefit of Warrantholders, a certificates representing the Timberline Warrants which the Warrantholders are entitled to receive hereunder.

(b)

Subject to Article 5.06, as soon as practicable following the later of the Effective Date and the date of deposit by the Warrantholder with the Depositary of a duly completed Letter of Transmittal, documents, certificates and instruments contemplated by the Letter of Transmittal, the certificates representing Staccato Warrants (if any) and such additional documents and instruments as the Depositary may reasonably require, Timberline shall cause the Depositary to:

(i)

forward or cause to be forwarded by first class mail (postage prepaid) to the former Warrantholder  at the address specified in the Letter of Transmittal; or

(ii)

if requested by the former registered holder of Staccato Warrants in the Letter of Transmittal, make available at the Depositary for pick-up by the former Warrantholder; or

(iii)

if the Letter of Transmittal neither specifies an address nor contains a request as described in (ii), forward or cause to be forwarded by first class mail (postage prepaid) to the former Warrantholder at the address of such former Warrantholder as shown on the share register maintained by Staccato immediately prior to the Effective Time;

certificates representing the number of Timberline Warrants, if any, issuable to such former Warrantholder as determined in accordance with the provisions hereof, subject to any withholding obligation under applicable tax laws.

Until such time as a former Warrantholder deposits with the Depositary a duly completed Letter of Transmittal, the documents, certificates and instruments contemplated by the Letter of Transmittal, the certificates representing Staccato Warrants (if any) and such additional documents and instruments as the Depositary may reasonably require, all certificates representing Timberline Warrants to which such former Warrantholder is entitled in respect of such Staccato Warrants, if any, shall, subject to Article 5.06, to be held in trust for such former Warrantholder for delivery to the former Warrantholder, upon delivery of the Letter of Transmittal, the documents, certificates and instruments contemplated by the Letter of Transmittal,  the certificates representing the Staccato Warrants (if any) and such additional documents and instruments as the Depositary may reasonably require.

Surrender of Rights

5.06

Notwithstanding any other provision hereof, any certificate which, immediately prior to the Effective Time, represented Staccato Shares or Staccato Warrants that has not been surrendered with all other documents, certificates and instruments required by Article 5.04(c) or Article 5.05(b), as the case may be, on or before the sixth anniversary of the Effective Date shall cease to represent any right or claim of any kind or nature and the right of the former Holder to receive Timberline Shares and cash and the Timberline Shares issued and cash payable to such former Holder and the right of the former Warrantholder and the Timberline Warrants issuable to such former Warrantholder shall, on the sixth anniversary of the Effective Date, be deemed to be surrendered to Timberline, together with all dividends or distributions thereon held for such Holder or Warrantholder, for no consideration.

Distribution

5.07

All dividends paid or distributions made in respect of the Timberline Shares for which a certificate formerly representing Staccato Shares has not been deposited with all other documents, certificates and instruments as provided in Article 5.04 hereof, shall be paid and delivered to the Depositary to be held (subject to Article 5.06) in trust for the former Holder of such unsurrendered certificate, for delivery to such former Holder upon delivery of the certificate and other documents, certificates and instruments required by Article 5.04(c).

Fractional Shares

5.08

No fractional Timberline Shares shall be issued and any Holder of Staccato Shares in connection with the Arrangements.  If a Holder of Staccato Shares would otherwise be entitled to receive a fractional Timberline Share, the number of Timberline Shares issuable to such Holder under the Arrangement will be rounded up to the nearest whole Timberline Share in the event that such Holder is entitled to a fractional share representing 0.5 or more of a Timberline Share and rounded down to the nearest whole Timberline Share in the event that such Holder is entitled to a fractional share representing 0.5 or less of a Timberline Share.

Withholding Rights

5.09

Notwithstanding any other provision of this Plan of Arrangement, Timberline, Staccato and the Depositary shall be entitled to deduct and withhold from the consideration otherwise payable to any former Holder under this Arrangement such amounts as Timberline, Staccato or the Depositary is required or entitled to deduct and withhold with respect to such payment under the Tax Act, the United States Internal Revenue Code of 1986 or any provision of any applicable federal, provincial, state, local or foreign tax law, in each case, as amended.  To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the former Holder in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority.

Lost Certificates

5.10

In the event any certificate, which immediately prior to the Effective Date represented one or more outstanding Staccato Shares that were transferred pursuant to Article 3.02(e) or Staccato Warrants that were surrendered pursuant to Article 3.02(f) has been lost, stolen, or destroyed, upon making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed and delivery of such other documents as may be required by the Depositary or Timberline, including a bond satisfactory to Timberline and Staccato and their respective transfer agents and the Depository in such sum as Timberline may direct, or otherwise providing an indemnity in favour of Timberline, Staccato and the Depositary in a manner satisfactory to Timberline and Staccato against any claim that may be made against Timberline or Staccato or the Depositary with respect to the certificates alleged to have been lost, stolen or destroyed, Timberline  will issue will (or will cause to be issued) in exchange for such lost, stolen or destroyed certificates, appropriate the consideration to which the holder is entitled pursuant to the Arrangement.

ARTICLE SIX

Amendment

Plan of Arrangement Amendment

6.01

Staccato and Timberline reserve the right to amend, modify and/or supplement this Plan of Arrangement at any time and from time to time, provided that any amendment, modification or supplement must be contained in a written document which is filed with the Court and, if made following the Staccato Meeting, approved by the Court and communicated to Staccato Securityholders in the manner required by the Court (if so required).

6.02

Any amendment, modification or supplement to this Plan of Arrangement may be proposed by Staccato and Timberline at any time prior to or at the Staccato Meeting with or without any other prior notice or communication and, if so proposed and accepted by the persons voting at the Staccato Meeting, shall become part of this Plan of Arrangement for all purposes.

6.03

Any amendment, modification or supplement to this Plan of Arrangement which is approved or directed by the Court following the Staccato Meeting shall be effective only if it is consented to by Staccato and Timberline (acting reasonably) and, if required by the Court, approved by Staccato Securityholders voting in the manner directed by the Court.

6.04

This Plan of Arrangement may be withdrawn prior to the Effective Time in accordance with the terms of the Agreement.

Schedule “B”

Outstanding Staccato Options, Staccato Warrants and Staccato Securities

Shareholders of Staccato Gold Resources Inc. as at March 19, 2010

HOLDER IDENTIFIER	FULLNAME	POSTCODE	DOMICILE	C01 CLASS TOTAL	REG_ADDRESS_LINE_1	REG_ADDRESS_LINE_2	REG_ADDRESS_LINE_3
C0000000094	EDWARD D JONES & CO	63141-5824	USA	40000	EDWARD D JONES & CO	700 MARYVILLE CENTER DR	ST LOUIS MO 63141-5824
C0000000221	RICK LEVITT	V4N 0X9	CAN	4000	RICK LEVITT	#306-BUILDING 102	15910 FRASER HIGHWAY
C0000000698	PERSHING LLC	7303	USA	30000	PERSHING LLC	PO BOX 2050	JERSEY CITY NJ 07303
C0000000728	ROYTOR & CO TR A/C T12058611	MSV 3L3	CAN	3000000	ROYTOR & CO	TR A/C T12058611	RBC DEXIA INVESTOR SERVICES
C0000001597	MOHAMED S NIZAR	M1C 1A7	CAN	20000	MOHAMED S NIZAR	1415 MILITARY TRAIL	SCARBOROUGH ON M1C 1A7
C0000001945	DONALD J DECKER	89801	USA	666667	DONALD J DECKER	3716 IDAHO ST	STE A
C0000002381	DONALD J DECKER	89801	USA	666667	DONALD J DECKER	3716 E IDAHO ST SUITE A	ELKO NV 89801
C0000002429	CYNTHIA DOUTHARD	80421	USA	67500	CYNTHIA DOUTHARD	80 WOLF ROAD	BAILEY CO 80421
C0000002437	HANK INNERFELD	80232	USA	55500	HANK INNERFELD	10692-D WEST FLORIDA AVE	LAKEWOOD CO 80232
C0000003255	SCOTT CHOSED	10010	USA	20000	SCOTT CHOSED	30 WATERSIDE PLAZA #20D	NEW YORK NY 10010
C0000003310	FORUM GLOBAL OPPORTUNITIES MASTER FUND LTD		VGB	571429	FORUM GLOBAL OPPORTUNITIES MASTER	FUND LTD	C/O FGC CORPORATE SERVICES
C0000003875	JAMES E WILLINGHAM IV SEPARATE PROPERTY	78802-1647	USA	20000	JAMES E WILLINGHAM IV SEPARATE	PROPERTY	PO BOX 1647
C0000003913	CHRIS HUHN & LORIE HUHN TEN COM	T2E 8K9	CAN	30000	CHRIS HUHN &	LORIE HUHN TEN COM	311 16TH AVE NE
C0000003921	GREG OLSON & VALERIE H OLSON JT TEN	82609-3217	USA	16000	GREG OLSON &	VALERIE H OLSON JT TEN	1100 DONEGAL
C0000004111	HARE & CO FBO GEOLOGIC RESOURCES FUND LP	10286	USA	742857	HARE & CO FBO GEOLOGIC RESOURCES	FUND LP	C/O THE BANK OF NEW YORK
C0000004138	WILLIAM D STONEBURNER	76513-5792	USA	50000	WILLIAM D STONEBURNER	P O BOX 1792	BELTON TX 76513-5792
C0000004154	AUGEN CAPITAL CORP	MSX 1A6	CAN	860000	AUGEN CAPITAL CORP	130 KING STREET WEST	THE EXCHANGE TOWER SUITE 720
C0000004162	AUMERCO LTD	M5X 1A6	CAN	5348000	AUMERCO LTD	C/O J DAVID MASON	130 KING ST WEST SUITE 720
S0000000019	CDS & CO (NCI)	M5W 1G5	CAN	87634173	CDS & CO (NCI)	PO BOX 1038 STN A	25 THE ESPLANADE

Staccato Gold Resources Ltd.
Stock options - continuity schedule

Grant date	Expiry	Ex. Price	Robert Lipsett	Greg Hryhorchuk	George Cavey	Chris Pollard	George Brazier	Foo Chan	Kield Werbes	Cynthia Norby	David Mathewson	Carl Pescio	Grant Ewing	Gareth Thomas	Gary Edmondo	Bill Oriel	Lucia Patterson	Gary Hutchinson	Total
25-Nov-04	24-Nov-09	$0.100				180,000													180,000
16-Aug-05	16-Aug-10	$0.100								20,000									20,000
1-Dec-05	1-Dec-10	$0.150			50,000														300,000
5-Jan-06	5-Jan-11	$0.400	385,000	400,000						15,000									800,000
1-Feb-06	1-Feb-11	$0.600	575,000	575,000	50,000	50,000					50,000								1,400,000
19-Apr-06	19-Apr-11	$0.600	485,000	485,000	40,000		50,000	60,000	60,000										1,200,000
1-Oct-06		$0.500																	100,000
1-Nov-06	1-Nov-11	$0.500	300,000	600,000				100,000											1,400,000
3-Oct-07	3-Oct-12	$0.350	750,000	750,000	175,000	175,000		175,000		50,000									2,075,000
16-Oct-07	16-Oct-12	$0.350										250,000							250,000
26-Oct-07	26-Oct-12	$0.350											1,000,000	100,000					1,200,000
27-Mar-08	27-Mar-13	$0.185					300,000												300,000
12-May-08	12-May-13	$0.200													400,000				400,000
30-May-08	30-May-13	$0.160														50,000			50,000
30-May-08	30-May-13	$0.160																200,000	200,000
2-Apr-09	2-Apr-14	$0.100	240,000	240,000		100,000	100,000						400,000						1,080,000
10-Dec-09	10-Dec-14	$0.120						50,000		50,000				50,000	200,000	50,000	50,000		450,000
Exp./can. due to leaving company																			(990,000)
Cancelled May 09			(2,495,000)	(2,810,000)		(225,000)	(50,000)						(1,000,000)						(6,580,000)
Expired						(180,000)													(180,000)
			240,000	240,000	315,000	100,000	400,000	375,000	50,000	135,000	50,000	250,000	400,000	150,000	600,000	100,000	50,000	200,000	3,655,000

Scott Gibson expired July 2008, Bruce Yeoman expired Sept. 2007, Grandich expired Sep
Alan Morris expired April 2008
Director options priced > $0.35 cancelled on May 15, 09
Options granted on Dec. 10, 09 vest as to 50% 6 months following grant date, and the balance at 12 months from grant date.

O/S	99,842,793
10% of O/S	9,984,279
options rem.	6,329,279

Option Treatment Pursuant to TLR / CAT Arrangement

Exercise - Purple: 1,650,000 exercised ($0.10 to $0.15 strike price)

Cancel - Green: 1,040,000 cancelled ($0.35 - $0.60)

Question - Blue: 965,000 options - may transfer to TLR, these options may not be in the money, and holders are Staccato director (George Brazier), Lessor of Lookout property (Gary Hutchinson, could add to exercise list?), and NY employees that TLR may retain (Gary Edmondo, Cynthia Norby)

REGISTER OF WARRANTS

NAME	CERTNUMBER	DATEGRANT	DATEISSUED	#OFWARRANTS	EXERCISEPRICE	EXPIRYDATE	AMENDEDEXPIRY	BALANCE	NOTES
ALPHA CAPITAL ANSTALT PRADAFANT 7 FURSTENTUMS 9490 VADUZ, LIECHTENSTEIN	JULY07-01	JULY 4/07	JULY 4/07	1,071,429	0.50	JULY 4/09	JULY 4/11	1,071,429	
W.D. LATIMER & CO. ITF AUGEN CAPITAL CORP. ACCOUNT 34047A-Z 100 WELLINGTON ST. WEST SUITE 600, P.O. BOX 96, TD CENTRE TORONTO, ONTARIO, M5K 1G8	JULY07-02	JULY 4/07	JULY 4/07	860,000	0.50	JULY 4/09	JULY 4/11	860,000	
DOUGLAS R. CASEY 202 CLEVEDON-KAWAKAWA ROAD CLEVEDON, NEW ZEALAND	JULY07-03	JULY 4/07	JULY 4/07	270,000	0.50	JULY 4/09	JULY 4/11	270,000	
CRESCENT INTERNATIONAL LTD. C/O CANTARA (SWITZERLAND) SA 84 AV. LOUIS-CASAI, CH-1216 COINTRIN/GENEVA SWITZERLAND	JULY07-04	JULY 4/07	JULY 4/07	900,000	0.50	JULY 4/09	JULY 4/11	900,000	
DKR SOUNDSHORE OASIS HOLDING FUND LTD. C/O CODAN TRUST COMPANY (CAYMAN) LTD. CRICKET SQUARE, HUTCHINS DRIVE GEORGE TOWN, GRAND CAYMAN KY1-1111, CAYMAN ISLANDS	JULY07-05	JULY 4/07	JULY 4/07	714,286	0.50	JULY 4/09	JULY 4/11	714,286	
PETER FOLEY 3503 – 1438 RICHARDS STREET VANCOUVER, B.C., V6Z 3B8	JULY07-06	JULY 4/07	JULY 4/07	70,000	0.50	JULY 4/09	JULY 4/11	70,000	
FORUM GLOBAL OPPORTUNITIES MASTER FUND, LTD. 125 MAIN STREET, TORTOLA, BVI	JULY07-07	JULY 4/07	JULY 4/07	571,429	0.50	JULY 4/09	JULY 4/11	571,429

Schedule “C”

Outstanding Timberline Options, Timberline Warrants and Timberline Securities

TIMBERLINE RESOURCES CORPORATION
SUMMARY OF OPTIONS AND WARRANTS BY GRANT DATE
AS OF MARCH 22, 2010

Options
Grant Date	Strike Price		Number of Options	Expiration Date

3/15/2006	0.75		333,333	3/14/2011
8/15/2006	0.75		95,000	8/14/2011
5/1/2007	3.00		214,584	5/1/2012
10/24/2007	3.40		180,000	10/24/2012
1/14/2008	4.05		165,000	1/14/2013
8/22/2008	2.48		400,000	8/22/2013
9/3/2008	2.05		175,000	9/3/2013
12/19/2008	0.33		1,936,665	12/19/2013
4/24/2009	0.36		100,000	4/24/2014
8/19/2009	0.43		200,000	8/19/2014
8/31/2009	0.57		1,071,500	8/31/2014

			4,871,082	Total Options

Warrants
Grant Date	Strike Price		Number of Warrants	Expiration Date

11/23/2009	1.50/1.75	*	1,697,638	3/25/2011

* Exercisable at $1.50 until 5/31/2010, then $1.75 thereafter until expiration

APPENDIX C

FAIRNESS OPINION OF PARADIGM CAPITAL, INC.

March 22, 2010

The Board of Directors

Staccato Gold Resources Ltd.

777 Hornby Street, Suite 2060
Vancouver, BC

Canada

V6Z 1T7

To the Board of Directors:

Paradigm Capital Inc. (“Paradigm Capital”) understands that Timberline Resources Corporation (“Timberline”) has made a proposal to execute a business combination with Staccato Gold Resources Ltd. (“Staccato”) by way of a plan of arrangement (the “Transaction”).  Under the terms of the Transaction, each holder of common shares of Staccato (“Staccato Shares”) will receive one common share of Timberline (“Timberline Share”) for every seven Staccato Shares held (the “Exchange Ratio”).

The Board of Directors of Staccato (the “Directors) has retained Paradigm Capital to assist it in evaluating the Transaction and to prepare and deliver this opinion (the “Opinion”) to the Directors as to the fairness of the Transaction, from a financial point of view, to the holders of Staccato Shares.  Paradigm Capital has not prepared a valuation (as such term is defined in Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions) of Staccato or Timberline or any of their respective securities or assets and the Opinion should not be construed as such.  Furthermore, the Opinion is not, and should not be construed as, advice as to the price at which shares of Staccato or Timberline (before or after completion of the Transaction) may trade at any future date.

Paradigm Capital Engagement and Background

Paradigm Capital was formally engaged by Staccato pursuant to an agreement dated February 2, 2010 (the “Engagement Agreement”). The terms of the Engagement Agreement provide that Paradigm Capital is to be paid a fee for its services as financial advisor and reimbursement for its costs and expenses. Staccato has agreed to indemnify Paradigm Capital, its subsidiaries and affiliates, and their respective officers, directors, employees and agents, for certain liabilities arising from the Engagement Agreement. The fee payable to Paradigm Capital for the Opinion is not contingent upon the closing of the Transaction.

Subject to the terms of the Engagement Agreement, Paradigm Capital consents to the inclusion of the Opinion in its entirety, together with a summary thereof in a form acceptable to Paradigm Capital, acting reasonably, in an information circular (the “Circular”) to be sent to holders of Staccato Shares in connection with the Transaction and other related documents and to the filing thereof with the securities commissions or similar regulatory authorities in each relevant province of Canada.

Credentials and Independence of Paradigm Capital

Paradigm Capital is an independent investment banking firm in Canada with a sales, trading, research and corporate finance focus providing services for institutional investors and corporations.  Paradigm Capital was founded in 1999 and is a member of the Toronto Stock Exchange, the TSX Venture Exchange and the Investment Industry Regulatory Organization of Canada (the “IIROC”).  Paradigm Capital has participated in many transactions involving both public and private companies.

The Opinion expressed herein represents the opinion of Paradigm Capital and the form and content thereof have been approved for release by a committee of directors and other professionals of Paradigm Capital, each of whom is experienced in mergers, business combinations, divestitures, valuation and fairness opinion matters.

None of Paradigm Capital, its associates or affiliates, is an insider, associate or affiliate (as those terms are defined in the Securities Act (Ontario)) or holds securities of Staccato or any of its associates or affiliates.  None of

Paradigm Capital, its associates or affiliates, is an insider, associate or affiliate, or holds securities of Timberline or any of its associates or affiliates.  Paradigm Capital is not an advisor to any person or company other than Staccato with respect to the Transaction.  Paradigm Capital has not previously provided any financial advisory services to Staccato or Timberline or any of their respective associates or affiliates for which it has received compensation in the past twenty-four months.

Paradigm Capital may, however, in the ordinary course of its business, provide financial advisory or investment banking services to Staccato or Timberline from time to time. In addition, in the ordinary course of its business, Paradigm Capital may actively trade Staccato Shares and other securities of Staccato and Timberline for its own account and for its client accounts and, accordingly, may at any time hold a long or short position in such securities. As an investment dealer, Paradigm Capital conducts research on securities and may, in the ordinary course of its business, provide research reports and investment advice to its clients on investment matters, including with respect to any of Staccato, Timberline, or the Transaction, when disclosed.

Scope of the Review

In connection with this Opinion, Paradigm Capital has reviewed and relied upon, among other things, the following:

a)

the Transaction as outlined in the plan of arrangement (the “Arrangement Agreement”);

b)

the letter of intent regarding the Transaction dated February 25, 2010;

c)

Staccato’s Annual Reports to Shareholders for the years 2009 and 2008, including the audited consolidated financial statements and annual management discussion and analysis for each of the fiscal years ended April 30, 2009 and April 30, 2008;

d)

Staccato’s unaudited quarterly Consolidated Interim Financial Statements and Management’s Discussion and Analysis for the periods ended October 31, 2009, July 31, 2009 and January 31, 2009 and the comparative periods ended October 31, 2008, July 31, 2008, and January 31, 2008;

e)

Technical Report and Gold Resource Estimate for the South Eureka District Property prepared by R.H. Russell dated January 15, 2007;

f)

forecasts prepared by Staccato of the financial and operating performance of Staccato;

g)

Staccato’s corporate presentation dated January 2010;

h)

Timberline’s Annual Report to Shareholders for the fiscal year ended September 30, 2009 and Amended Annual Report to shareholders for the fiscal year ended September 30, 2008;

i)

Timberline’s Quarterly Reports dated December 31, 2009, June 30, 2009, March 31, 2009, and December 31, 2008 and the Amended Quarterly Reports dated March 31, 2009, and December 31, 2008;

j)

Timberline’s corporate presentation dated February 2010;

k)

discussions with senior officers, advisors and directors of Staccato and Timberline regarding, among other things, the Transaction and forecasts of the financial and operating performance of Staccato and Timberline;

l)

data with respect to comparable transactions considered by Paradigm Capital to be relevant;

m)

published research and industry reports on the gold and drilling services industries;

n)

public information relating to the business, operations, financial performance and stock trading history of Staccato and Timberline and other selected public companies considered by Paradigm Capital to be relevant;

o)

press releases issued by Staccato and Timberline during the one year period ended March 22, 2010;

p)

other public filings submitted by Staccato and Timberline to securities commissions or similar regulatory authorities in Canada and USA during the one year period ended March 22, 2010;

q)

oral representations obtained from senior representatives of Staccato and Timberline as to matters of fact considered by Paradigm Capital to be relevant; and

r)

such other corporate, industry and financial market information, investigations and analyses as Paradigm Capital considered necessary or appropriate in the circumstances.

Paradigm Capital has not, to the best of its knowledge, been denied access by Staccato or Timberline to any information requested.  Paradigm Capital did not meet with the auditors of Staccato or Timberline and has assumed the accuracy and fair presentation of the audited consolidated financial statements of Staccato and Timberline and the reports of the respective auditors thereon.

This Opinion has been prepared in accordance with the Disclosure Standards for Formal Valuations and Fairness Opinions of the IIROC but the IIROC has not been involved in the preparation or review of this Opinion.

Assumptions and Limitations

With the approval of the Board of Directors and as provided in the Engagement Agreement, Paradigm Capital has relied, without independent verification, upon all financial and other information that was obtained by us from public sources or that was provided to us by Staccato and its respective affiliates, associates, advisors or otherwise.  We have assumed that this information was complete and accurate as of the date thereof and did not omit to state any material fact or any fact necessary to be stated to make that information not misleading.  This Opinion is conditional upon such completeness and accuracy.  In accordance with the terms of our engagement, but subject to the exercise of our professional judgment, we have not conducted any independent investigation to verify the completeness or accuracy of such information. With respect to the financial forecasts and budgets provided to us and used in our analysis, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of management of Staccato and Timberline as to the matters covered thereby.  We have also assumed that all of the representations and warranties contained in the Arrangement Agreement are correct as of the date hereof, that the Transaction will be completed substantially in accordance with the Arrangement and that the Information Circular will satisfy all applicable legal requirements.  In addition, the Opinion does not address the relative merits of the Transaction as compared to any other possible transaction for the acquisition of Staccato, or any other possible transaction involving Staccato, its assets or securities.

Staccato has represented to us, in a certificate of two senior officers of Staccato delivered as of the date hereof, among other things, that the information, opinions and other materials (the “Information”) provided to us by or on behalf of Staccato are complete and correct as of the date of  the Information and that, since the date of the Information, except as publicly disclosed, there has been no material change, financial or otherwise, in the financial position of Staccato, or in its assets, liabilities (contingent or otherwise), business or operations and there has been no change in any material fact which is of a nature as to render the Information untrue or misleading in any material respect except to the extent disclosed in subsequent Information.

This Opinion is based on the securities markets, economic, general business and financial conditions prevailing as of the date of this Opinion and the conditions and prospects, financial and otherwise, of Staccato and Timberline, as they were reflected in the Information reviewed by us. In its analysis and in preparing this Opinion, Paradigm Capital has made a number of assumptions with respect to industry performance, commodity prices, currency exchange rates, general market, business and economic conditions, and other matters, many of which are beyond control of any party involved in connection with the Transaction.

Paradigm Capital has also assumed that the final terms of the Transaction will be substantially the same as those described by Staccato’s senior officers and directors to Paradigm Capital and those contained in the Arrangement Agreement.  Finally, Paradigm Capital has assumed that all material governmental, regulatory or other required consents and approvals necessary for the consummation of the Transaction will be obtained without any material adverse effect on Staccato or Timberline or the contemplated benefits of the Transaction.

The Opinion has been provided to the Directors for their use in considering the Transaction and may not be used or relied upon for any other purpose and may not be published without the express written consent of Paradigm Capital.  The Opinion is not to be construed as a recommendation to any holder of Staccato Shares as to whether to accept the Transaction. The Opinion is given as of the date hereof and Paradigm Capital disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting the Opinion which may come or be brought to Paradigm Capital’s attention after the date hereof.  The Opinion is limited to Paradigm Capital’s understanding of the Transaction as of the date hereof and Paradigm Capital assumes no obligation to update the Opinion to take into account any changes regarding the Transaction after the date hereof.  Without limiting the foregoing, in the event that there is any material change in any fact or matter affecting the Opinion after the date hereof, Paradigm Capital reserves the right to change, modify or withdraw the Opinion.

Opinions of Financial Advisors

In preparing the Opinion, Paradigm Capital performed a variety of financial and comparative analyses, including those described below. The summary of Paradigm Capital's analyses described below is not a complete description of the analyses underlying the Opinion. The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analyses and the application of those methods to the particular circumstances and, therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. In arriving at the Opinion, Paradigm Capital made qualitative judgements as to the significance and relevance of each analysis and factor that it considered. Accordingly, Paradigm Capital believes that its analyses must be considered as a whole and that selecting portions of its analyses and factors, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying its analyses and the Opinion.  The Opinion is not to be construed as a recommendation to any holder of Staccato Shares to vote in favour or otherwise agree to accept the Transaction. Paradigm Capital expresses no opinion as to whether the Transaction is consistent with the best interests of the holders of Staccato Shares.

In its analyses, Paradigm Capital considered industry performance, general business, economic, market, political and financial conditions and other matters, many of which are beyond the control of Staccato and Timberline. No company, transaction or business used in Paradigm Capital's analyses as a comparison is identical to Staccato or Timberline or the Transaction, and an evaluation of the results of those analyses is not entirely mathematical. Rather, the analyses involve complex considerations and judgements concerning financial and operating characteristics and other factors that could affect the business combination, public trading or other values of the companies, business segments or transactions being analysed. The estimates contained in Paradigm Capital's analyses and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favourable than those suggested by the analyses. In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold.  Accordingly, Paradigm Capital's analyses and estimates are inherently subject to substantial uncertainty. The Opinion should be read in its entirety. The Opinion is conditional upon the correctness of all of the assumptions indicated herein.

Staccato Overview

Staccato is a gold exploration and development company focused on the Battle Mountain/Eureka trend in northeastern Nevada.  Staccato’s main projects include South Eureka and ICBM.  Staccato’s flagship property, South Eureka, is located approximately 8 km south of Eureka, Nevada, and encompasses approximately 15,000 acres of exploration land.  The Lookout Mountain deposit within South Eureka has a NI 43-101 compliant resource containing approximately 880,000 ounces of gold, including a measured resource of 5,490,350 tons grading 0.044 ounces per ton (240,585 ounces of gold), indicated resource of 8,550,330 tons grading 0.036 ounces per ton (304,300 ounces of gold), and inferred resource of 11,188,410 tons grading 0.030 ounces per ton (336,270 ounces of gold).  South Eureka includes the Windfall Project, an early-stage exploration project with two historic open-pit mines.   Staccato is also the operator of ICBM with a 72% interest and Barrick Gold Corp. holds the remaining 28% interest.  ICBM consists of 1,300 acres of property located 3 to 8 miles southwest of Battle Mountain.

Staccato is headquartered in Vancouver with an additional exploration office in Elko, Nevada.  Staccato is listed on the TSX Venture Exchange under the symbol “CAT”.

Capital Structure

Issued and Outstanding Common Shares

       99.8 million

Fully Diluted Common Shares (In-the-money at the offer price)

       101.7 million

Basic Market Capitalization (as at March 22, 2010)

       $9.5 million

Fully Diluted Market Capitalization (as at March 22, 2010)

       $9.7 million

Timberline Overview

Timberline is a gold mining company consisting of a development stage gold project in Montana, a drilling services business, and exploration properties in Montana and Idaho.  Timberline owns a 50% carried to production interest in the Butte Highlands Gold Project (“Butte Highlands”) located approximately 15 miles south of Butte, Montana.  The remaining interest is held by Highland Mining, LLC, an affiliate of Small Mine Development, LLC (“SMD”) which is an underground mine development and production contractor.  Butte Highlands contains an internally calculated non NI 43-101 compliant resource of 2.87 million tonnes at 0.27 ounce per tonne (approximately 759,000 ounces of gold).  SMD commenced mine development in 2009 and expects to begin production in 2011.  Timberline’s drilling services division includes two contract drilling subsidiaries Timberline Drilling, Inc. and World Wide Exploration, S.A. de C.V., focused on the Western USA and Mexico, respectively.  In the fiscal year ending September 30, 2009, Timberline’s drilling services business generated approximately US$17 million in revenue.  Timberline also holds several early-stage exploration properties in Montana and Idaho.

Timberline is based Coeur d'Alene, Idaho and is listed on the NYSE Amex under the symbol “TLR”.

Capital Structure

Issued and Outstanding Common Shares

       41.2 million

Fully Diluted Common Shares (In-the-money at share price)

       45.0 million

Basic Market Capitalization (as at March 22, 2010)

       US$49.1 million

Fully Diluted Market Capitalization (as at March 22, 2010)

       US$53.5 million

Fairness Methodology

In connection with the Opinion, we have performed a variety of financial and comparative analyses, including those described below. In arriving at the Opinion, we have weighted these analyses based on our experience and judgement.

In assessing the fairness of the Transaction, from a financial point of view, we considered, among other factors, the following items and methodologies relative to Staccato, Timberline and its peer group:

a)

Historical share price trading analysis;

b)

Comparable company analysis;

c)

Precedent transaction analysis;

d)

Net asset value (“NAV”) analysis;

e)

Balance sheet analysis; and

f)

Other factors.

Historical Trading Analysis

Paradigm Capital reviewed the historical stock price of Staccato and Timberline common shares.  Paradigm Capital specifically reviewed the current day, 5-Day, 10-day, 20-day, 30-day, 45-day and 60-day Volume-Weighted Average Prices (“VWAP”) and the 365-day average prices.  Paradigm Capital also analysed the ratio between the stock price of Timberline and Staccato for the above price ranges and compared these ratios to the terms of the Transaction.

Comparable Company Analysis

Paradigm Capital reviewed public company trading ranges in considering the fair market value of Staccato and Timberline.  With respect to Staccato the comparable company analysis involved enterprise value (“EV”) to resources, EV to net square kilometre of exploration land, and price to book value.  In addition to these metrics, Paradigm Capital evaluated Timberline with respect to EV to Revenue and EV to Earnings before Interest Depreciation and Amortization.  Paradigm Capital evaluated what price the comparable trading ranges implied for Staccato and Timberline.

Precedent Transactions

Paradigm Capital reviewed publicly available information on selected transactions involving other gold companies and compared these to the Transaction.  The analysis of these precedent transactions is not purely mathematical, but involves considerations and judgements concerning, among other things, differences in the comparable transactions, risks associated with each company, past performance, state of the economy and the prevailing market conditions.

NAV Analysis

Paradigm Capital calculated the NAV of Timberline based on preliminary economic estimates and discussions with senior management of Timberline.  The NAV analysis consisted of a discounted cash flow model (“DCF Model”) of Butte Highlands, comparable company analysis to evaluate the drilling services business, and balance sheet adjustments.  The DCF Model considers the present value of the future cash flows generated, which takes into account the timing and relative certainty of projected cash flows and requires that certain assumptions be made regarding, among other things, commodity prices, exchange rates, capital costs, financing methods, operational costs, discount rates and terminal values. Once the total value of the assets of Timberline was determined, Timberline’s liabilities were then subtracted from the value of its respective assets to determine the NAV for Timberline.

An appropriate discount rate was selected based on Paradigm Capital’s experience with respect to valuing mining companies. The discount rate reflects the risk associated with the projected cash flows and incorporates factors including, but not limited to, the risk-free rate, risks associated with mining, as well as any non-sector risks such as country risk.

To complete the NAV analysis, Paradigm Capital did not rely on any single series of projected cash flows but performed a variety of sensitivity analyses. Variables used by Paradigm Capital in the sensitivity analyses included, but were not limited to, production rate, discount rates, capital and operating costs.

Balance Sheet Analysis

Paradigm Capital reviewed the most recent audited and unaudited financial statements for Staccato and Timberline.  Paradigm Capital analyzed book value, cash balance, and working capital of Staccato and Timberline for the periods ending October 31, 2009 and December 31, 2009, respectively. In addition, Paradigm Capital analyzed the capital structures of Staccato and Timberline, and compared these to the peer group.

Other Factors

Paradigm Capital considered qualitative factors with respect to the Transaction.

Conclusion

Based upon and subject to the foregoing and such other factors as Paradigm Capital considered relevant, Paradigm Capital is of the opinion that, as of the date hereof, the Transaction is fair, from a financial point of view, to the holders of Staccato Shares.

Yours very truly,

PARADIGM CAPITAL INC.

APPENDIX D

HISTORICAL FINANCIAL STATEMENTS OF STACCATO GOLD RESOURCES LTD.

STACCATO GOLD RESOURCES LTD.

INTERIM CONSOLIDATED FINANCIAL STATEMENTS

For the three and nine months ended January 31, 2010

(Stated in Canadian Dollars)

(Unaudited)

STACCATO GOLD RESOURCES LTD.

INTERIM CONSOLIDATED BALANCE SHEETS

January 31, 2010

(Stated in Canadian Dollars)

(Unaudited)

		(Restated
		- Note 14)
	January 31,	April 30,
ASSETS	2010	2009

Current
Cash and cash equivalents	$ 7,287,129	$ 8,956,163
Other receivable	2,818	192,287
GST recoverable	10,777	14,966
Prepaid expenses	7,181	36,655

	7,307,905	9,200,071
Equipment – Note 4	52,373	28,237
Mineral properties – Notes 5 and 6	9,685,580	8,576,266

	$ 17,045,858	$ 17,804,574

LIABILITIES

Current
Accounts payable and accrued liabilities	$ 60,038	$ 85,299

STOCKHOLDERS’ EQUITY

Share capital – Note 6	23,056,917	23,056,917
Contributed surplus – Note 6	4,435,529	4,426,487
Deficit	(10,506,626)	(9,764,129)

	16,985,820	17,719,275

	$ 17,045,858	$ 17,804,574

Nature of Operations and Ability to Continue as a Going Concern – Note 1 Commitments – Notes 5, 6 and 9

APPROVED BY THE DIRECTORS:

“Grant Ewing”	Director	“Greg Hryhorchuk”	Director
Grant Ewing		Greg Hryhorchuk

SEE ACCOMPANYING NOTES

STACCATO GOLD RESOURCES LTD.

INTERIM CONSOLIDATED STATEMENTS OF OPERATIONS

(Stated in Canadian Dollars)

(Unaudited)

	Three months ended		Nine months ended
	January 31,		January 31,
	2010	2009	2010	2009
	(Restated		(Restated
	- Note 14)		- Note 14)

Expenses
Amortization	$ 6,831	$ 2,250	$ 17,222	$ 6,245
Bank charges and interest	650	622	2,213	2,224
Filing and transfer agent fees	2,904	12,638	10,224	21,298
Insurance	5,554	6,037	16,662	18,909
Office, printing and supplies	8,224	7,141	21,156	34,857
Professional fees	53,455	37,078	124,568	126,810
Promotion and investor relations	7,975	9,079	38,304	41,908
Rent	18,354	19,102	55,266	54,273
Stock-based compensation	9,042	-	9,042	118,738
Travel	18,967	16,712	55,075	59,922
Wages and benefits – Note 10	174,163	194,771	451,820	456,209

Loss before other items	(306,119)	(305,430)	(801,552)	(941,393)
Write-off of mineral property abandoned	-	(2,039,736)	-	(2,039,736)
Foreign exchange (loss) gain	(6,783)	57,449	(16,742)	77,567
Interest income	15,259	70,049	75,797	248,548
Net loss and comprehensive loss for the period	$ (297,643)	$ (2,217,668)	$ (742,497)	$ (2,655,014)

Basic and diluted loss per share	$ (0.003)	$ (0.022)	$ (0.007)	$ (0.027)

Weighted average number of common shares outstanding	99,842,793	99,842,793	9,842,793	99,842,793

SEE ACCOMPANYING NOTES

STACCATO GOLD RESOURCES LTD.

INTERIM CONSOLIDATED STATEMENTS OF CASH FLOWS

(Stated in Canadian Dollars)

(Unaudited)

	Three months ended		Nine months ended
	January 31,		January 31,
	2010	2009	2010	2009

Cash flows from (used in) operating activities
Net loss for the period	$ (297,643)	$ (2,217,668)	$ (742,497)	$ (2,655,014)
Add items not affecting cash:
Amortization	6,831	2,250	17,222	6,245
Stock-based compensation	9,042	-	9,042	118,738
Write-off of mineral properties	-	2,039,736	-	2,039,736

	(281,770)	(175,682)	(716,233)	(490,295)
Changes in non-cash working capital items:
Receivables	57,520	(46,197)	193,658	(54,337)
Prepaid expenses	13,081	10,615	29,474	31,847
Accounts payables and accrued liabilities	60,038	6,305	(25,261)	(138,383)

	(151,131)	(204,959)	(518,362)	(651,168)

Cash flows from (used in) investing activities
Acquisition of mineral properties and
exploration expenditures	(205,158)	(650,138)	(1,109,314)	(2,627,553)
Purchase of equipment	-	418	(41,358)	(18,053)

	(205,158)	(649,720)	(1,150,672)	(2,645,606)

Increase (decrease) in cash and cash equivalent	(356,289)	(854,679)	(1,669,034)	(3,296,774)

Cash and cash equivalent, beginning of period	7,643,418	10,298,609	8,956,163	12,740,704

Cash and cash equivalent, end of period	$ 7,287,129	$ 9,443,930	$ 7,287,129	$ 9,443,930

Cash consists of:
Cash	$ 195,407	$ 456,368	$ 195,407	$ 456,368
Bonds and term deposit	7,091,722	8,987,562	7,091,722	8,987,562

	$ 7,287,129	$ 9,443,930	$ 7,287,129	$ 9,443.930

Supplemental disclosure of cash flow information
Cash paid for:
Interest	$ -	$ -	$ -

Income taxes
	$ -	$ -	$ -

Non-cash Transactions – Note 13

SEE ACCOMPANYING NOTES

STACCATO GOLD RESOURCES LTD.

INTERIM CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

(Stated in Canadian Dollars)

(Unaudited)

Common Stock	Share		Contributed
	Capital	Amount	Surplus	Deficit	Total

Balance, April 30, 2007	55,275,734	$ 8,898,197	$ 2,995,952	$ (5,257,216)	$ 6,636,933

Issued for cash pursuant to:
Private placement - at $0.35	44,467,059	15,563,471	-	-	15,563,471
Share issue costs	-	(1,425,751)	284,645	-	(1,141,106)
Issued for mineral property rights	100,000	21,000	-	-	21,000
Stock-based compensation	-	-	909,833	-	909,833
Net loss for the year	-	-	-	(1,530,357)	(1,530,357)

Balance, April 30, 2008	99,842,793	23,056,917	4,190,430	(6,787,573)	20,459,774
Stock based compensation	-	-	236,057	-	236,057
Net loss for the year	-	-	-	(2,976,556)	(2,976,556)

Balance, April 30, 2009	99,842,793	23,056,917	4,426,487	(9,764,129)	17,719,275

Stock based compensation	-	-	9,042	-	9,042
Net loss for the nine months ended	-	-	-	(742,497)	(742,497)

Balance, January 31, 2010	99,842,793	23,056,917	$ 4,435,529	$ (10,506,626)	$ 16,985,820

SEE ACCOMPANYING NOTES

STACCATO GOLD RESOURCES LTD.

NOTES TO THE INTERIM CONSOLIDATED FINANCIAL STATEMENTS

For the Nine Months ended January 31, 2010

(Stated in Canadian Dollars)

(Unaudited)

Note 1

Nature of Operations and Ability to Continue As a Going Concern

Staccato Gold Resources Ltd. is a public company trading on the TSX Venture Exchange.  The Company was incorporated on March 13, 2000 under the Business Corporations Act of British Columbia and is in the business of acquiring, exploring and evaluating mineral resource properties, and either joint venturing or developing these properties further or disposing of them when the evaluation is completed.  The Company is in the exploration stage and has interests in properties located in Nevada, USA.  On the basis of information to date, it has not yet determined whether these properties contain economically recoverable ore reserves.  The underlying value of the mineral properties and related deferred costs is entirely dependent on the existence of economically recoverable reserves, the ability of the Company to obtain the necessary financing to complete development and upon profitable production.  The amounts shown as mineral properties represent net costs to date, less amounts written off, and do not necessarily represent present or future values.

These financial statements have been prepared in accordance with Canadian generally accepted accounting principles applicable to a going concern, which assumes that the Company will be able to meet its obligations and continue its operations for its next fiscal year.  Realization values may be substantially different from carrying values as shown and these financial statements do not give effect to adjustments that would be necessary to the carrying values and classification of assets and liabilities should the Company be unable to continue as a going concern.  At January 31, 2010, the Company had not yet achieved profitable operations, has accumulated losses of $10,506,626 since inception and expects to incur further losses in the development of its business, all of which casts substantial doubt about the Company’s ability to continue as a going concern.  The Company’s ability to continue as a going concern is dependent upon its ability to generate future profitable operations and/or obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due.

Note 2

Significant Accounting Policies

These consolidated financial statements have been prepared in accordance with Canadian generally accepted accounting principles and are stated in Canadian dollars.  The consolidated financial statements have, in management’s opinion, been prepared within reasonable limits of materiality and within the framework of the significant accounting policies summarized below.  These interim statements have been prepared without audit but, in the opinion of management, contain all necessary adjustments, consisting of normal, recurring adjustments, for a fair presentation of the Company’s financial position and results of operations. Results obtained through January 31, 2010 are not necessarily indicative of results which may be reported for a full year.

a)

Principles of Consolidation

These consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, BH Minerals USA, Inc., a Colorado corporation.  All inter-company balances and transactions have been eliminated upon consolidation.

b)

Cash and Cash Equivalents

Cash and cash equivalents include cash on deposit with banks or highly liquid short-term, interest-bearing securities that are readily convertible to known amounts of cash, have maturities of three months or less when acquired and which are subject to an insignificant risk of changes in value.

c)

Mineral Properties

The Company defers the cost of acquiring, maintaining its interest, exploring and developing mineral properties until such time as the properties are placed into production, abandoned, sold or considered to be impaired in value.  Costs of producing properties will be amortized on a unit of production basis and costs of abandoned properties are written-off.  Proceeds received on the sale of interests in mineral properties are credited to the carrying value of the mineral properties, with any excess included in operations.  Write-downs due to impairment in value are charged to operations.

Note 2

Significant Accounting Policies – (cont’d)

The Company is in the process of exploring and developing its mineral properties and has not yet determined the amount of reserves available.  Management reviews the carrying value of mineral properties on a periodic basis and will recognize impairment in value based upon current exploration results, the prospect of further work being carried out by the Company and the assessment of future probability of revenues from the property or from the sale of the property.  Amounts shown for mineral properties represent costs incurred net of write-downs and recoveries, and are not intended to represent present or future values.

d)

Environmental Costs

Environmental expenditures that relate to current operations are expensed or capitalized as appropriate.  Expenditures that relate to an existing condition caused by past operations and which do not contribute to current or future revenue generation, are expensed.  Liabilities are recorded when environmental assessments and/or remedial efforts are probable, and the costs can be reasonably estimated.  Generally, the timing of these accruals coincides with the earlier of completion of a feasibility study or the Company’s commitment to a plan of action based on the then known facts.

e)

Equipment and Amortization

Equipment is recorded at cost.  Amortization is calculated over the estimated useful life of the assets using the following annual rates and methods:

Computer equipment	30% declining balance
Office equipment	20% declining balance
Computer software	100% straight-line

One-half of the rate is recorded in the year of addition and no amortization is recorded in the year of disposal.

f)

Impairment of Long-lived Assets

Long-lived assets are reviewed for impairment when changes in circumstances suggest their carrying value has become impaired.  Management considers assets to be impaired if the carrying value exceeds the estimated undiscounted future projected cash flows to result from the use of the asset and its eventual disposition.  If impairment is deemed to exist, the assets will be written down to fair value. Fair value is generally determined using a discounted cash flow analysis.  The amount of the impairment loss is determined as the amount by which the long-lived assets’ carrying value exceeds its estimated fair value.  Management believes there have been no further unrecorded impairment of the Company’s long-lived assets as at January 31, 2010 and 2009.

g)

Asset Retirement Obligations

The fair value of obligations associated with the retirement of tangible long-lived assets is recorded in the period the obligations incur, with a corresponding increase to the carrying amount of the related asset.  The obligations recognized are statutory, contractual or legal obligations.  The liability is accreted over time through charges to accretion, which is included in depletion, depreciation and accretion expense.  The costs capitalized to the related assets are amortized in a manner consistent with the depletion and depreciation of the related asset.  The Company, where possible, has estimated asset retirement obligations based on current best practice.  These estimates, made by management, are subject to change as a result of changes in regulations, the extent of environmental remediation required, the means of reclamation, or cost estimates.  Changes in estimates are accounted for prospectively from the period the estimate is revised.  The Company does not have any asset retirement obligations as at January 31, 2010 and 2009.

h)

Income Taxes

The Company follows the asset and liability method of accounting for income taxes.  Under this method, current income taxes are recognized for the estimated income taxes payable for the current period.  Future income tax assets and liabilities are recognized for temporary differences between the tax and accounting basis of assets and liabilities as well as for the benefit of losses available to be carried forward to future years for tax purposes only if it is more likely than not that they can be realized.

Future income tax assets and liabilities are adjusted for the effect of changes in tax laws and rates at date of enactment or substantial enactment.  A valuation allowance is recorded to the extent that future assets are not more likely-than-not to be realized.

Note 2

Significant Accounting Policies – (cont’d)

i)

Basic and Diluted Loss Per Share

Basic loss per share is computed by dividing the loss for the year by the weighted average number of common shares outstanding during the year.  Diluted earnings per share reflect the potential dilution that could occur if potentially dilutive securities were exercised or converted to common stock.  The dilutive effect of options and warrants and their equivalent is computed by application of the treasury stock method.  Common equivalent shares (consisting of shares issuable on the exercise of common stock options and warrants) totalling 48,122,059 (2009: 56,941,320) were not included in the computation of diluted loss per share because the effect was anti-dilutive.

j)

Foreign Currency Translation

Monetary assets and liabilities denominated in foreign currencies are translated into Canadian dollars at rates of exchange in effect at the date of the balance sheet.  Non-monetary items are translated at exchange rates in effect at the time of the transactions.  Revenue and expense items are translated at the average exchange rate during the year.  Foreign exchange gains and losses are included in operations.

k)

Stock-Based Compensation

The Company has a stock option plan which is described in Note 6.  The Company follows the recommendations of CICA Handbook Section 3870, "Stock-Based Compensation and Other Stock-Based Payments", which provides standards for the recognition, measurement and disclosure of stock-based compensation and other stock-based payments made in exchange for goods and services.  In accordance with these recommendations, the Company measures stock based compensation at the measurement date, based on the estimated fair value of the award over the requisite service period or the period the options are earned.  For non-employee options, options are re-valued at each balance sheet date. Agents’ options and warrants issued in connection with common share placements are recorded at their fair value on the date of issue as share issuance costs.  On the exercise of stock options and agents’ options and warrants, share capital is credited for consideration received and for fair value amounts previously credited to contributed surplus.  The Company uses the Black-Scholes option pricing model to estimate the fair value of stock-based compensation.

l)

Use of Estimates

The preparation of financial statements in conformity with Canadian generally accepted accounting principles requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses for the years reported.  Significant areas requiring the use of management estimates include the determination of the recoverability of mineral property deferred costs, asset retirement obligations, future income tax assets and liabilities and assumptions used in valuing options and warrants in stock-based compensation calculations.  Actual results could differ from these estimates.

m)

Assessing Going Concern

The Canadian Accountability Standards Board (“AcSB”) AcSB amended CICA Handbook Section 1400, to include requirements for management to assess and disclose an entity’s ability to continue as a going concern.  The Company has included disclosures recommended by section 1400 in Note 1 of these consolidated financial statements.

n)

Capital Disclosures

The AcSB issued CICA Handbook Section 1535 “Capital Disclosures”.   The section specifies the disclosure of (i) an entity’s objectives, policies, and processes for managing capital; (ii) quantitative data about what the entity regards as capital; (iii) whether the entity has complied with capital requirements; and (iv) if it has not complied, the consequences of such non-compliance.  The new disclosures are included in Note 7.

Note 2

Significant Accounting Policies – (cont’d)

o)

Financial Instruments Recognition, Measurement, Disclosure and Presentation

All financial instruments are classified into one of these five categories: held-for-trading, held-to-maturity investments, loans and receivables, available-for-sale financial assets or other financial liabilities.  All financial instruments and derivatives are measured on the trade date at fair value upon initial recognition.  Subsequent measurement depends on the initial classification of the instrument.  Held-for-trading financial assets are measured at fair value, with changes in fair value recognized in net earnings (loss).  Available-for-sale financial instruments are measured at fair value, with changes in fair value recorded in OCI until the instrument is derecognized or impaired.  Loans and receivables, held-to-maturity investments and other financial liabilities are measured at amortized cost.  All derivative instruments, including embedded derivatives, are recorded in the balance sheet at fair value unless they qualify for the normal sales and purchases exemption.  Changes in the fair value of derivatives that are not exempt are recorded in the statement of operations.  Transaction costs on the acquisition of financial assets and liabilities that are classified as other than held-for-trading are expensed.

The Company has made the following designations of its financial instruments: cash and cash equivalents as held for trading; other receivables as loans and receivables; and accounts payable and accrued liabilities as other financial liabilities. At January 31, 2010 and April 30, 2009, the Company had neither available-for-sale nor held-to-maturity financial instruments.

p)

New Accounting Standards

On May 1, 2008, the Company adopted four new accounting standards and one amended standard: Handbook Section 1535, Capital Disclosures, Handbook Section 3862, Financial Instruments – Disclosures, Handbook Section 3863, Financial Instruments – Presentation and Handbook Section 1540, Cash Flow Statement.   The requirements of these new standards are for disclosure purposes only and have not impacted the financial results of the Company.

Note 3

Future Accounting Policies

Goodwill and Intangible Assets

The AcSB issued CICA Handbook Section 3064 which replaces Section 3062, Goodwill and Other Intangible Assets, and Section 3450, Research and Development Costs.  This new section establishes standards for the recognition, measurement, presentation and disclosure of goodwill subsequent to its initial recognition and of intangible assets.  Standards concerning goodwill remain unchanged from the standards included in the previous Section 3062.  The section applies to interim and annual financial statements relating to fiscal years beginning on or after October 1, 2008.  Accordingly, the Company adopted the new standards for its fiscal year beginning May 1, 2009.  There was no impact on the consolidated financial statements upon adoption of this section.

Business Combinations, Consolidated Financial Statements and Non-Controlling Interests

The CICA issued three new accounting standards in January 2009: Section 1582, Business Combinations, Section 1601, Consolidated Financial Statements, and Section 1602, Non-Controlling Interests.  These new standards will be effective for fiscal years beginning on or after January 1, 2011. The Company is in the process of evaluating the requirements of the new standards.

Section 1582 replaces Section 1581, Business Combinations, and establishes standards for the accounting for a business combination. It provides the Canadian equivalent to International Financial Reporting Standards IFRS 3, Business Combinations.  This section applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after January 1, 2011. Sections 1601 and 1602 together replace Section 1600, Consolidated Financial Statements. Section 1601, establishes standards for the preparation of consolidated financial statements.  Section 1602 establishes standards for accounting for a non-controlling interest in a subsidiary in consolidated financial statements subsequent to a business combination.  It is equivalent to the corresponding provisions of International Financial Reporting Standard 1AS 27, Consolidated and Separate Financial Statements.

Note 3

Future Accounting Policies – (cont’d)

International Financial Reporting Standards (“IFRS”)

In 2006 the AcSB published a new strategic plan that will significantly affect financial reporting requirements for Canadian companies. The AcSB strategic plan outlines the convergence of Canadian GAAP with IFRS over an expected five year transitional period. In February 2008, the AcSB announced that 2011 is the changeover date for publicly-listed companies to use IFRS, replacing Canada’s own GAAP. The date is for interim and annual financial statements relating to fiscal years beginning on or after January 1, 2011. The adoption will require the restatement for comparative purposes of amounts reported by the Company for the year ended April 30, 2011. While the Company has begun assessing the adoption of IFRS for 2011, the financial reporting impact of the transition to IFRS cannot be reasonably estimated at this time.

Note 4

Equipment

	January 31, 2010
		Accumulated
	Cost	Amortization	Net
Office equipment	$ 18,893	$ 5,111	$ 13,782
Computer equipment	21,804	12,692	9,112
Computer software	45,872	16,393	29,479
	$ 86,569	$ 34,196	$ 52,373

	April 30, 2009
		Accumulated
	Cost	Amortization	Net
Office equipment	$ 18,893	$ 2,699	$ 16,194
Computer equipment	21,804	10,148	11,656
Computer software	4,514	4,127	387
	$ 45,211	$ 16,974	$ 28,237

Note 5

Mineral Properties

The Company has taken steps to verify title to mineral properties in which it has an interest in accordance with industry standards for the current state of exploration of such properties; however these procedures do not guarantee the Company’s title.  Property title may be subject to unregistered prior agreements and non-compliance with regulatory requirements.

Nevada Properties, Nevada

The following table summarizes mineral property expenses, by property:

			Cobb,
	South		Dixie and
	Eureka	ICBM	Long Peak	Other	Total
Acquisition, assessment and maintenance costs:
Balance, April 30, 2008	$ 1,588,027	$ 257,262	$ 1,969,398	$ 9,155	$ 3,923,942
Additions	355,781	-	35,206	-	390,987

	1,943,808	257,262	2,004,604	9,155	4,214,829
Write-off of property abandoned	-	-	(2,004,604)	-	(2,004,604)

Balance, April 30, 2009	1,943,808	257,262	-	9,155	2,210,225
Exploration costs
Balance, April 30, 2008	3,282,887	7,827	35,132	574,713	3,900,559

Additions:
Assays	156,540	-	-	-	156,540
Bonding	20,823	-	-	-	20,823
Core cutting	-	-	-	-	-
Drilling and metallurgical testing	1,345,454	-	-	-	1,345,454
Geological and geophysical	754,233	-	-	-	754,233
Insurance	18,560	-	-	-	18,560
Mapping	-	-	-	-	-
Permit	13,159	-	-	-	13,159
Reclamation	191,755	-	-	-	191,755

…/cont’d

Note 5

Mineral Properties – (cont’d)

Nevada Properties, Nevada – (cont’d)

			Cobb,
	South		Dixie and
	Eureka	ICBM	Long Peak	Other	Total

2,500,524	-	-	-	2,500,524

	5,783,411	7,827	35,132	574,713	6,401,083
Write-off of property abandoned	-	-	(35,132)	-	(35,132)

Balance, April 30, 2009	$ 5,783,411 $	$ 7,827	$ -	$ 574,713	$ 6,365,951

Mineral properties as of April 30, 2009	$ 7,727,219	$ 265,089	$ -	$ 583,868	$ 8,576,176

Acquisition, assessment and maintenance costs:
Balance, April 30, 2009	$ 1,943,898	$ 257,262	$ -	$ 9,155	$ 2,210,315
Additions	236,271	10,755	-	1,640	248,666

	2,180,169	268,017	-	10,795	2,458,981
Write-off of property abandoned	-	-	-	-	-

Balance, April 30, 2010	2,180,169	268,017	-	10,795	2,458,981
Exploration costs
Balance, April 30, 2009	5,783,411	7,827	-	574,713	6,365,951

Additions:
Assays	101,116	-	-	-	101,116
Bonding	1,769	-	-	-	1,769
Core cutting	-	-	-	-	-
Drilling and metallurgical Testing	169,146	-	-	-	169,146
Geological and geophysical	486,554	-	-	1,451	488,005
Insurance	10,434	-	-	-	10,434
Mapping	10,838	-	-	-	10,838
Permit	42,956	-	-	-	42,956
Reclamation	36,384	-	-	-	36,384

	859,197	-	-	1,451	860,648
Write-off of property abandoned	-	-	-	- -	-

Balance, January 31, 2010	$ 6,642,608	$ 7,827	$ -	$576,164	$ 7,226,599

Mineral properties	$ 8,822,777	$ 275,844	$ -	$ 586,959	$ 9,685,580

Note 5

Mineral Properties – (cont’d)

Nevada Properties, Nevada – (cont’d)

By an agreement dated November 30, 2003, the Company entered into an option agreement to obtain an interest in five mineral properties located in the Carlin and Battle Mountain regions of Nevada.  As part of the consideration, the Company agreed to make all advances, royalty payments and share issuances due to the underlying property owners and to carry out minimum exploration expenditures.  The optionor’s interest in the properties was held by its wholly-owned US subsidiary, BH Minerals USA, Inc. (“BH”), a Colorado company.  BH had no other operations or assets other than its interest in the Nevada properties.

In December 2004, the optionor waived the remaining exploration expenditures required and conveyed to the Company 50% of the shares issued and outstanding in BH for no additional consideration.

During the year ended April 30, 2005, the Company acquired the remaining 50% of the shares issued in BH from the optionor.  The consideration paid was included in the acquisition costs of the Nevada properties.  As a result, the Company had a 100% interest in the Nevada properties, subject to royalty interests of up to 7.35% with the exception of the Cobb Creek property and the Long Peak property.  The Company had agreed to pay 15% of any net proceeds received on the sale of an interest in the Long Peak property to the former optionor.  Pursuant to an agreement dated January 8, 2008, the Company acquired the 15% net profits royalty interest in the Long Peak mineral claims by issuing 100,000 common shares of the Company valued at $21,000.  The value was determined by the market price of the shares when issued.  The Cobb Creek property was acquired subsequent to the November 2003 option agreement and the Company and the former optionor agreed to each continue with a 50% interest.  During the year ended April 30, 2008, the optionor assigned their 50% interest to the Company for no additional consideration.

During the year ended April 30, 2006, the Company acquired over 600 claims adjacent to the Company’s Hoosac prospect in the South Eureka district, Nevada.

Pursuant to an agreement dated April 1, 2006, the Company agreed to pay US$2,500 per month from March 1, 2006 to February 1, 2009 and US$4,000 per month from March 1, 2009 to February 1, 2012 for the lease of mineral claims situated in the State of Nevada.  The agreement includes an option for the Company to purchase the claims under lease for US$500,000 if exercised by February 28, 2009 and for US$750,000 if exercised by February 28, 2012.

During the year ended April 30, 2006, the Company reached an agreement with an underlying property owner to eliminate all future cash and share payments, including a residual royalty interest.  As consideration, the Company issued a total of 1,035,000 common shares of the Company valued at $523,650 of which 375,000 shares valued at $225,000 were issued during the year ended April 30, 2007.  The values were determined by the market price of the shares when issued.  Royalties remaining to other underlying owners could be purchased in whole or in part by payment of cash amounts ranging up to US$2,000,000 for each 1% royalty interest purchased.

Pursuant to an amendment dated June 1, 2008 to a mining lease and agreement (Lookout Mountain project) with an underlying property owner, the lease term was extended to June 1, 2028.  As consideration, advance royalty payments by the Company were increased to US$5,000 per month beginning on June 1, 2008 and to US$6,000 per month beginning on June 1, 2009.  The Company is also required to meet minimum annual total work commitments of US$250,000 per year for five years with an additional US$250,000 by June 1, 2016.  Exploration expenditures in excess of US$250,000 in any year can be accumulated and carried forward and credited to expenditures required in succeeding years.  The work commitment has now been satisfied.

In December 2008, the Company decided to drop its interest in three non-core exploratory properties (Dixie Flats, Long Peak and Cobb Creek).  As a result all of the related mineral exploratory costs have been written off.

Future annual payments required by the Company on all of its remaining properties are summarized as follows:

Amount
Year ended April 30, 2010	US$ 119,000
2011	US$ 120,000
2012	US$ 112,000
annually thereafter	US$ 72,000

Note 6

Share Capital and Contributed Surplus

a)

Authorized:

Unlimited common shares without par value

b)

Issued

On July 19, 2007, the Company completed a private placement of 29,609,916 units at $0.35 per unit for gross proceeds of $10,363,471.  Each unit consisted of one common share and one share purchase warrant exercisable at $0.50 per share for a two year period.  The Company may accelerate the exercise of the warrants if the Company’s shares trade at or above $0.70 per share for ten consecutive days by giving the warrant holders 30 days’ written notice and issuing a press release.  The agents received commissions of $693,281 cash and 1,697,832 agents’ warrants with the same terms as the warrants under the private placement.

On August 21, 2007, the Company completed a private placement of 14,857,143 units at $0.35 per unit.  Each unit consisted of one common share and one share purchase warrant exercisable at $0.50 per share for a two-year period.  The agent received commissions of $361,387 cash and 891,429 agent’s warrants with the same terms as the warrants under the private placement.

All the proceeds on the issue of units were allocated to share capital and none to warrants.  The fair value of the agents’ warrants of $284,645 is included in share issue costs and was determined using the Black-Scholes model using the following assumptions:

Expected dividend yield	0%
Expected volatility	67.66%
Risk-free interest rate	4.49%
Expected life	2 years

c)

Escrow Shares:

There were no shares as at January 31, 2010 and 2009 which are subject to an escrow agreement.

d)

Commitments:

Stock-based Compensation Plan

Under the Company’s stock option plan, the exercise price of each option is determined by the Board of Directors, subject to the pricing policies of the TSX Venture Exchange.  Options vest pursuant to the terms of the option agreements and are exercisable over a period of up to five years as determined by the board.  The aggregate number of shares issuable pursuant to options granted under the plan is limited to 10% of the company’s issued shares at the time the options are granted.  The aggregate number of options granted to any one optionee in a twelve month period is limited to 5% of the issued sharesof the Company.  A summary of the status of the share purchase options outstanding as at January 31, 2010 and 2009 and changes during the periods then ended is presented below:

Stock-based Compensation Plan – (cont’d)

	2010		2009
		Weighted		Weighted
	Number of	Average	Number of	Average
	Stock	Exercise	Stock	Exercise
	Options	Price	Options	Price

Balance, beginning of the period	3,385,000	$ 0.23	8,235,000	$0.43
Granted	450,000	$0.125	650,000	$0.18
Expired/forfeited	(180,000)	$ 0.10	-	-
Exercised	-	-	-	-

Balance, end of the period	3,655,000	$ 0.22	8,885,000	$0.41

Exercisable at end of period	3,200,000		8,885,000

Note 6

Share Capital and Contributed Surplus – (cont’d)

d)

Commitments: – (cont’d)

The weighted average remaining contracted life of the share purchase options is 2 years.

During the 3 and 9 months ended January 31, 2010, the Company recorded $9,042 for Stock Based Compensation. The Company used the Black Scholes option pricing model to estimate the fair value of the share purchase options at each grant date using the following assumptions:

	January 31,	January 31,
	2010	2009

Dividend yield	0%	0%
Annualized volatility	123%	123%
Risk-free interest rate	2.57%	1.82%
Expected life	5 years	5 years

Stock-based Compensation Plan – (cont’d)

Share purchase options outstanding at January 31, 2010 are as follows:

	Exercise
Number	Price	Expiry Date

20,000	$0.10	August 16, 2010
50,000	$0.15	December 1, 2010
15,000	$0.40	January 5, 2011
100,000	$0.60	February 1, 2011
140,000	$0.60	April 19, 2011
100,000	$0.50	November 1, 2011
400,000	$0.35	October 3, 2012
250,000	$0.35	October 16, 2012
100,000	$0.35	October 26, 2012
300,000	$0.185	March 27, 2013
400,000	$0.20	May 12, 2013
250,000	$0.16	May 30, 2013
1,080,000	$0.10	April 2, 2014
450,000	$0.125	December 14, 2014

3,655,000

Share Purchase Warrants

A summary of share purchase warrant activities during the periods ended January 31, 2010 and 2009 is as follows:

	2010		2009
		Weighted		Weighted
		Average		Average
	Number of	Exercise	Number of	Exercise
	Warrants	Price	Warrants	Price

Balance, beginning of the year	47,056,320	$0.50	47,056,320	$0.50
Issued	-	-	-	-
Exercised	-	-	-	-
Expired	(2,589,261)	$0.50	-	-

Balance, end of the period	44,467,059	$0.50	47,056,320	$0.50

Note 6

Share Capital and Contributed Surplus – (cont’d)

d)

Commitments: – (cont’d)

Share Purchase Warrants – (cont’d)

As at January 31, 2010, the following share purchase warrants were outstanding:

Number of	Exercise
Shares	Price	Expiry Date
17,398,416	$0.50	July 4, 2011
12,211,500	$0.50	July 18, 2011
9,540,000	$0.50	August 9, 2011
5,317,143	$0.50	August 16, 2011

44,467,059	$0.50

These warrants entitle the holders to acquire one common share for each warrant held.

Note 7

Capital Management

The Company’s objectives when managing capital are: to safeguard its ability to continue as a going concern; to have sufficient capital to be able to fund the exploration and development of its mineral properties; and to fund potential acquisition of other mineral resources.

In order to maintain its capital structure, the Company is dependent on equity funding and when necessary, raises capital through the issuance of equity instruments, primarily comprised of common shares and incentive stock options.  The Company manages its capital structure and makes adjustments to it in light of economic conditions.  The Company, upon approval from its Board of Directors, will make changes to its capital structure as deemed appropriate under the specific circumstances.

The Company’s capital consists of cash and cash equivalents and shareholders’ equity.  The Company is not subject to any externally imposed capital requirements or debt covenants, and does not presently utilize any quantitative measures to monitor its capital.  The Company’s overall strategy with respect to management of capital remains unchanged from the year ended April 30, 2009.

Note 8

Financial Instruments and Risk Management

Fair value estimates of financial instruments are made at a specific point in time, based on relevant information about financial markets and specific financial instruments. As these estimates are subjective in nature, involving uncertainties and matters of significant judgment, they cannot be determined with precision. Changes in assumptions can significantly affect estimated fair values.

The carrying value of cash and cash equivalents are valued at fair value as they are classified as held for trading.  Amounts receivable and accounts payable and accrued liabilities approximate their fair value because of the short-term nature of these instruments.

Financial Risk Factors

The Company’s Risk exposures and the impact on the Company’s financial instruments are summarized below:

Credit Risk

Credit risk is the risk of loss associated with a counterparty’s inability to fulfil its payment obligations.  The Company’s credit risk is primarily attributable to amounts receivable. Management believes that the credit risk concentration with respect to financial instruments included in amounts receivable is remote because these receivables are due primarily from a government agency and various interest receivables.  The Company’s maximum exposure to credit risk is limited to the amounts receivable.

Note 8

Financial Instruments and Risk Management – (cont’d)

Liquidity Risk

All of the Company’s liabilities are classified as current and are anticipated to mature within the next fiscal period. The Company intends to settle these with funds from its positive working capital position.

Market Risk

Market risk is the risk of loss that may arise from changes in market factors such as interest rates, foreign exchange rates. The fluctuations may be significant.

a)

Interest Rate Risk

The Company is exposed to interest rate risk to the extent that the cash and cash equivalents maintained at financial institutions are subject to a floating rate of interest.  The interest rate risks on cash and cash equivalents and on the Company’s obligations are not considered significant.

Market Risk – (cont’d)

b)

Foreign Currency Risk

The Company has operations in Canada and United States of America subject to foreign currency fluctuations.  The Company’s operating expenses are incurred in Canadian dollars and United States dollars (“US dollars”) and the fluctuation of the Canadian dollar in relation to US Dollars will have an impact upon the profitability of the Company and may also affect the value of the Company’s assets and the amount of shareholders’ equity.  The Company has not entered into any agreements or purchased any instruments to hedge possible currency risks. The foreign exchange risk on the Company’s foreign denominated balances is not considered significant.

Financial assets and liabilities denominated in currencies other than the Canadian dollar are as follows:

	January 31, 2010		January 31, 2009
	Financial	Financial	Financial	Financial
	Assets	Liabilities	Assets	Liabilities
US dollar	$58,464	$0.00	$47,308	$0.00

Note 9

Commitment

During the year ended April 30, 2008, the Company entered into an agreement to obtain services and use of proprietary technology to assist with identifying potential targets for gold and base metals discovery on the Company’s properties.  As part of the agreement terms, the Company has agreed to issue 200,000 shares based on targets identified.  The issue of the shares is subject to regulatory approval.

Note 10

Related Party Transactions

During the periods ended January 31, 2010 and 2009, the following expenses were charged by directors or by a company controlled by a director of the Company:

	Three months ended		Nine months ended
	January 31,		January 31,
	2010	2009	2010	2009
Wages	$ 119,589	$ 158,083	$ 337,590	$ 370,583

All transactions with related parties were within the normal course of business and were measured by the exchange amount which is the amount agreed upon by the transacting parties.

The Company has entered into employment agreements with three of its directors who are also officers to pay, by equal monthly installments, total annual wages of $443,080.  The Company may terminate the agreements by paying one to two year’s wages at the time of termination.

Note 11

Subsequent Events

On March 23, 2010, the Company announced that it had entered into a definitive agreement (the “Agreement”) with Timberline Resources Corp. (Timberline), whereby Timberline will acquire, through a court-approved plan of arrangement, all of the issued and outstanding common shares of the Company by way of a share exchange (the “Arrangement”). Under the Agreement, the Company’s shareholders will receive one share of common stock of Timberline (par value $0.001 U.S. cent) for every seven of the Company’s common shares held.

Pursuant to the Agreement, the holders of a portion of the outstanding  options and the holders of all  warrants of the Company will be entitled to receive Timberline options and warrants at the  exchange ratio and with corresponding changes to the exercise price based on the exchange ratio.  The balance of the outstanding options of the Company will either be exchanged for the Company’s shares or cancelled at closing.

The Arrangement has been unanimously approved by the Board of Directors of the Company and the management and directors of both companies have entered into support agreements.

Completion of the Arrangement is subject to customary closing conditions including the receipt of all necessary court and regulatory approvals and a favourable vote of at least two-thirds of the holders of Staccato common shares voted at a special meeting of shareholders to be held on May 21, 2010 and a favourable vote of a majority of the holders of Timberline common shares voted at a special meeting of its shareholders.

Note 12

Reconciliation to United States of America Generally Accepted Accounting Principles

Accounting practices under Canadian (“CDN GAAP”) and of United States of America generally accepted accounting principles (“US GAAP”), as they affect the Company, are substantially the same, except for the following:

a)

Mineral Properties

Under Canadian GAAP mineral property acquisition costs and exploration costs may be deferred and amortized to the extent they meet certain criteria.  Under US GAAP, mineral property acquisition costs are considered tangible assets and must be initially capitalized and evaluated periodically for impairment.   The Company has expensed mineral property exploration costs as incurred and will capitalize mineral property acquisition costs. Costs incurred prospectively to develop the property are capitalized as incurred and are amortized using the units or production method over the estimated life of the ore body based on estimated recoverable ounces mined from proven and probable reserves. Therefore, additional expenses are required under US GAAP as an  operating item in the statement of operations for the years ended April 30, 2009 and 2008.

b)

Comprehensive Loss

US GAAP requires disclosure of comprehensive loss which, for the Company, is net loss under US GAAP adjusted for the change in items excluded from net loss under US GAAP.  Upon adoption of CICA Handbook Section 1530 on January 1, 2007 there are no ongoing differences between Canadian and US GAAP in reporting and displaying comprehensive loss.

Note 12

Reconciliation to United States of America Generally Accepted Accounting Principles – (cont’d)

c)

Newly Adopted Accounting Pronouncements

In June 2009, FASB issued “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles – a replacement of FASB Statement No. 162”. The FASB Accounting Standards Codification (“Codification”) will become the source of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission “SEC” under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. On the effective date of this statement, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification will become non-authoritative. This statement is effective for financial statements issued for interim and annual periods ending after September 30, 2009.  Effective December 1, 2008, references made to FASB guidance throughout these financial statements have been updated for the Codification.

Effective December 1, 2008, the Company adopted a new accounting standard included in ASC 805, Business Combinations. The new standard applies to all transactions or other events in which an entity obtains control of one or more businesses. Additionally, the new standard requires the acquiring entity in a business combination to recognize all (and only) the assets acquired and liabilities assumed in the transaction; establishes the acquisition-date fair value as the measurement date for all assets acquired and liabilities assumed; and requires the acquirer to disclose additional information needed to evaluate and understand the nature and financial effect of the business combination. The Company’s adoption of the new accounting standard did not have a material effect on the Company’s financial statements.

In January 2010, FASB issued an Accounting Standard Update, ASU No. 2010-06, on codification, Fair value Measurements and Disclosures (Topic 820-10), improving disclosures about fair value measurements.  This update provides amendments to Topic 820 that will provide more robust disclosures about (1) the different classes of assets and liabilities measured at fair value, (2) the valuation techniques and inputs used, (3) the activity in Level 3 fair value measurements, and (4) the transfers between Levels 1, 2, and 3.  The standard adds new disclosure and clarifies existing disclosure requirements.  The new standard requires disclosures of the fair value of financial instruments for interim reporting periods of publicly traded companies in addition to the annual disclosure required at year-end. The provisions of the new standard are effective for the interim periods ending after June 15, 2009.  The adoption of the new standard did not have a material on the Company’s financial statements.

In September 2009, FASB issued an Accounting Standards Update, ASU No. 2009-06, “Income Taxes (Topic 740) – Implementation Guidance on Accounting for Uncertainty in Income Taxes and Disclosure Amendments for Nonpublic Entities.  This update is to address the need for additional implementation guidance on accounting for uncertainty in income taxes.  The implementation guidance will apply to financial statements of nongovernmental entities that are presented in conformity with U.S. GAAP.  The effective date is for entities that are currently applying the standards for accounting for uncertainty in income taxes, the guidance and disclosure amendments are effective for financial statements issued for interim and annual periods ending after September 15, 2009.  For those entities that have deferred the application of accounting for uncertainty in income taxes in accordance with paragraph 740-10-65-1(e), the guidance and disclosure amendments are effective upon adoption of those standards.  The adoption of the new standard did not have a material impact on the Company’s financial statements.

In May 2009, FASB issued ASC 855, “Subsequent Events”, which establishes general standards for the evaluation, recognition and disclosure of events and transactions that occur after the balance sheet date. Although there is new terminology, the standard is based on the same principles as those that currently exist in the auditing standards. The standard, which includes a new required disclosure of the date through which an entity has evaluated subsequent events, is effective for interim or annual periods ending after June 15, 2009.  The adoption of ASC 855 did not have a material effect on the Company’s financial statements.

Note 12

Reconciliation to United States of America Generally Accepted Accounting Principles – (cont’d)

c)

Newly Adopted Accounting Pronouncements – (cont’d)

In August 2009, FASB issued an Accounting Standards Update, ASU No. 2009-5 “Fair Value of Measurements and Disclosure (Topic 820) – Measuring Liabilities at Fair Value”. The new guidance, which is now part of ASC 820, provides clarification that in certain circumstances in which a quoted price in an active market for the identical liability is not available, a company is required to measure fair value using one or more of the following valuation techniques: the quoted price of the identical liability when traded as an asset, the quoted prices for similar liabilities or similar liabilities when traded as assets, or another valuation technique that is consistent with the principles of fair value measurements. The new guidance clarifies that a company is not required to include an adjustment for restrictions that prevent the transfer of the liability and if an adjustment is applied to the quoted price used in a valuation technique, the result is a Level 2 or 3 fair value measurement. The new guidance is effective for interim and annual periods beginning after August 27, 2009. The adoption of this standard did not have a material effect on the Company’s financial statements.

Accounting Standards Not Yet Effective

FASB issued a new accounting standard included in ASC 820, The new standard requires disclosures of the fair value of financial instruments for interim reporting periods of publicly traded companies in addition to the annual disclosure required at year-end. The provisions of the new standard were effective for the interim periods ending after December 15, 2009. The adoption of this standard is not expected to have a material effect on the Company’s financial statements.

In September 2009, FASB issued an Accounting Standards Update, ASU No. 2009-12, “Fair Value Measurement and Disclosures, Topic (820)”.  This amendment to Subtopic 820-10, Fair Value Measurements and Disclosures—Overall, is for the fair value measurement of investments in certain entities that calculate net asset value per share (or its equivalent).  The amendments in this Update also require disclosures by major category of investment about the attributes of investments within the scope of the amendments in this Update.  The amendments in this Update are effective for interim and annual periods ending after December 15, 2009. Early application is permitted in financial statements for earlier interim and annual periods that have not been issued. If an entity elects to early adopt the measurement amendments in this Update, the entity is permitted to defer the adoption of the disclosure provisions of paragraph 820-10-50-6A until periods ending after December 15, 2009. The Company is evaluating the impact it would have to the Company’s financial statements.

Reconciliation of losses reported to U.S. GAAP:

	Three months ended		Nine months ended
	January 31,		January 31,
	2010	2009	2010	2009

Net loss and Comprehensive loss as reported in accordance with Canadian GAAP	$ (297,643)	$ (2,217,668)	$ (742,497)	$ (2,655,014)
Adjustments
Mineral exploration properties-written off	-	2,039,736	-	2,039,736
Mineral exploration properties costs expensed	(172,554)	(625,125)	(1,012,589)	(2,554,737)

Net loss under US GAAP	$ (470,197)	$ (803,057)	$ (1,755,086)	$(3,170,015)

Weighted average number of shares outstanding	99,842,793	99,842,793	99,842,793	99,842,793

Basic and diluted net loss per share under US GAAP	$ (0.005)	$ (0.008)	$ (0.018)	$ (0.032)

Note 12

Reconciliation to United States of America Generally Accepted Accounting Principles – (cont’d)

Mineral exploration properties – acquisition, assessment and maintenance costs - Under Canadian GAAP, acquisition costs including assessment and maintenance costs are capitalized.  In accordance with EITF 04-2, under U.S. GAAP, acquisition costs only are considered tangible assets and are capitalized.

Mineral exploration properties - exploration expenditures - Under Canadian GAAP, exploration expenditures are capitalized.  Under U.S. GAAP, exploration expenditures are expensed as incurred unless commercial feasibility is established.

Reconciliation of total assets, liabilities, and shareholder equity to U.S. GAAP:

	January 31,	April 30,
	2010	2009
Total assets under Canadian GAAP	17,045,858	$ 17,804,574
Adjustments
Expense of mineral exploration properties costs	(9,271,662)	(8,259,074)

Total assets under US GAAP	7,774,196	$ 9,545,500

Total liabilities under Canadian GAAP	$ 60,038	$ 85,299
Adjustments	-	-

Total liabilities under US GAAP	60,038	85,299

Total stockholders’ equity under Canadian GAAP	16,985,820	17,719,275
Adjustments
Expenses of mineral exploration properties costs	(9,271,662)	(8,259,074)

Total equity under US GAAP	7,714,158	9,460,201

Total liabilities and equity under US GAAP	$ 7,774,196	$ 9,545,500

Reconciliation of statements of cash flow to U.S. GAAP:

	Three months ended		Nine months ended
	January 31,		January 31,
	2010	2009	2010	2009
Cash provided by (used in) operation under Canadian GAAP:

Net loss as reported in accordance with Canadian GAAP	$ (297,643)	$(2,217,668)	$ (742,497)	$ (2,655,014)
Adjustments
Mineral exploration properties written off	-	2,039,736	-	2,039,736
Expense of mineral exploration properties costs	(172,554)	(625,125)	(1,012,589)	(2,554,737)

Net loss under US GAAP	(470,197)	(803,057)	(1,755,086)	(3,170,015)

Add (deduct) items not involving cash:
Depreciation	6,831	2,250	17,222	6,245
Stock-based compensation	9,042	-	9,042	118,738
Changes in non-cash working capital balances	130,639	(29,277)	197,871	(160,873)

Cash used in operations under US GAAP	(323,685)	(830,084)	(1,530,951)	(3,205,905)

…/cont’d

Note 12

Reconciliation to United States of America Generally Accepted Accounting Principles  – (cont’d)

Reconciliation of statements of cash flow to U.S. GAAP: – (cont’d)

	Three months ended	Nine months ended
	January 31,	January 31,
	2010	2009	2010	2009
Cash provided by (used in) financing activities under Canadian GAAP:

Shares issued	-	-	-	-

Cash provided by financing activities under US GAAP	-	-	-	-

Cash provided by (used in) investing activities under Canadian GAAP:

Purchase of equipment/adjustment	-	418	(41,358)	(18,053)
Increase in mineral properties acquisition costs	(32,604)	(25,013)	(96,725)	(72,816)

Cash provided by (used in) investing activities under US GAAP	(32,604)	(24,595)	(138,083)	(90,869)

Increase (decrease) in cash during the period	(356,289)	(854,679)	(1,669,034)	(3,296,774)

Cash, beginning of the period	7,643,418	10,298,609	8,956,163	12,740,704
Cash, end of the period	$ 7,287,129	$ 9,443,930	7,287,129	9,443,930

Recent pronouncements:

Management does not believe that any recently issued, but not yet effective, accounting standards that, if currently adopted, could have a material effect on the accompanying financial statements.

Note 13

Non-cash Transactions

Investing and financing activities that do not have a direct impact on current cash flows are excluded from the statements of cash flows.

During the periods ended January 31, 2010 and 2009, the Company did not have any non-cash transactions.

Note 14

Restatement

The financial statements for the three and nine months ended January 31,2010 have been restated to adjust for unrecorded legal expenses and stock-based compensation.  The resulting restatements to amounts for the three and nine months ended January 31, 2010 are as follows:

	As Previously Reported			As Restated
	Three months	Nine months		Three months	Nine months
	ended	ended		ended	ended
	January 31,	January 31,		January 31,	January 31,
	2010	2010	Adjustment	2010	2010
Professional fees	$ 19,058	$ 90,171	34,397	$ 53,455	$ 124,568
Stock-based compensation	46,688	46,688	(37,646)	9,042	9,042
Accounts payable and accrued liabilities	-	(25,641)	(34,397)	-	(60,038)
Contributed surplus	-	(4,473,175)	37,646	-	(4,435,529)
Deficit	-	10,509,875	(3,249)	-	10,506,626

STACCATO GOLD RESOURCES LTD.

CONSOLIDATED FINANCIAL STATEMENTS

April 30, 2009 and 2008

Tel: 604 688 5421 Fax: 604 688 5132 www.bdo.ca	BDO Canada LLP 600 Cathedral Place 925 West Georgia Street Vancouver BC V6C 3L2 Canada

REPORT OF INDEPENDENT AUDITORS

To the Directors,

Staccato Gold Resources Ltd.

We have audited the consolidated balance sheets of Staccato Gold Resources Ltd. as at April 30, 2009 and 2008 and the consolidated statements of operations, cash flows and stockholders’ equity for the years then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with Canadian and United States generally accepted auditing standards.  Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the Company as at April 30, 2009 and 2008 and the results of its operations and its cash flows for the years then ended, in accordance with Canadian generally accepted accounting principles.

(signed) “BDO Canada LLP”

Chartered Accountants

Vancouver, Canada
August 17, 2009, except as to Note 12 which is as of April 14, 2010

COMMENTS BY AUDITOR FOR U.S. READERS ON CANADA - U.S. REPORTING DIFFERENCE

In the United States of America, reporting standards for auditors require the addition of an explanatory paragraph (following the opinion paragraph) when there is substantial doubt about a company's ability to continue as a going concern. The accompanying financial statements have been prepared on the basis of accounting principles applicable to a going concern which assumes the realization of assets and discharge of liabilities in the normal course of business. As discussed in Note 1 of the accompanying financial statements, the Company is in the process of exploring its mineral properties and has not yet determined whether the properties contain ore reserves that are economically recoverable which raises substantial doubt about the Company's ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Our report to the shareholders dated August 17, 2009, except as to Note 12 which is as of April 14, 2010 is expressed in accordance with Canadian reporting standards which do not permit a reference to such uncertainty in the auditors' report when the uncertainty is adequately disclosed in the financial statements.

/s/ BDO Canada LLP

Chartered Accountants

Vancouver, Canada
August 17, 2009, except as to Note 12 which is as of April 14, 2010

BDO Canada LLP, a Canadian limited liability partnership, is a member of BDO International Limited, a UK company limited by guarantee, and forms part of the international BDO network of independent member firms.

STACCATO GOLD RESOURCES LTD.

CONSOLIDATED BALANCE SHEETS

	April 30,
ASSETS	2009	2008

Current
Cash and cash equivalents	$ 8,956,163	$ 12,740,704
Other receivable	192,287	58,546
GST recoverable	14,966	30,458
Prepaid expenses	36,655	44,500

	9,200,071	12,874,208
Equipment – Note 4	28,237	18,967
Mineral properties – Note 5	8,576,266	7,724,401

	$ 17,804,574	$ 20,617,576

LIABILITIES

Current
Accounts payable and accrued liabilities	$ 85,299	$ 157,802

STOCKHOLDERS’ EQUITY

Share capital – Notes 6 and 13	23,056,917	23,056,917
Contributed surplus – Note 6	4,426,487	4,190,430
Deficit	(9,764,129)	(6,787,573)

	17,719,275	20,459,774

	$ 17,804,574	$ 20,617,576

Nature of Operations and Ability to Continue as a Going Concern – Note 1 Commitments – Notes 5, 6 and 10 Subsequent Events – Note 14

APPROVED BY THE DIRECTORS:

“Grant Ewing”	Director	“Greg Hryhorchuk”	Director
Grant Ewing		Greg Hryhorchuk

SEE ACCOMPANYING NOTES

STACCATO GOLD RESOURCES LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years ended April 30,
	2009	2008

Expenses:
Amortization	$ 8,866	$ 5,954
Bank charges and interest	2,619	2,697
Filing and transfer agent fees	24,053	51,071
Insurance	28,836	24,948
Management fees – Note 11	-	40,000
Office, printing and supplies	62,956	31,132
Professional fees	201,660	163,045
Promotion and investor relations	55,875	102,484
Rent	69,480	51,272
Stock-based compensation – Note 6	236,057	909,833
Travel	72,465	195,444
Wages and benefits – Note 11	603,149	374,487

Loss before other items	(1,366,016)	(1,952,367)

Other items:
Write-off of mineral properties abandoned – Note 5	(2,039,736)	-
Foreign exchange gain	118,269	15,604
Interest income	310,927	406,406

Net loss and comprehensive loss for the year	$(2,976,556)	$ (1,530,357)

Basic and diluted loss per share	(0.03)	(0.02)

Weighted average number of common shares outstanding	99,842,793	95,276,200

SEE ACCOMPANYING NOTES

STACCATO GOLD RESOURCES LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended April 30,
	2009	2008

Cash flows from (used in) operating activities
Net loss for the year	$ (2,976,556)	$ (1,530,357)
Add items not affecting cash:
Amortization	8,866	5,954
Stock-based compensation	236,057	909,833
Write-off of mineral properties	2,039,736	-

	(691,897)	(614,570)
Changes in non-cash working capital:
Receivables	(118,249)	(64,280)
Prepaid expenses	7,845	(27,158)
Accounts payable and accrued liabilities	(13,039)	43,658

	(815,340)	(662,350)

Cash Flows from Financing Activity
Issuance of common shares for cash, net of share issue costs	-	14,422,365

Cash Flows used in Investing Activities
Mineral properties and exploration expenditures	(2,891,601)	(1,371,175)
Purchase of equipment	(18,136)	(17,374)
Accounts payable and accrued liabilities	(59,464)	59,464

	(2,969,201)	(1,329,085)

Increase (decrease) in cash	(3,784,541)	12,430,930

Cash and cash equivalents, beginning of the year	12,740,704	309,774

Cash and cash equivalents, end of the year	$ 8,956,163	$ 12,740,704

Cash and cash equivalents consist of:
Cash	$ $218,591	$ $582,795
Banker acceptances and term deposit	8,737,572	12,157,909

	$ 8,956,163	$ 12,740,704

Supplemental disclosure of cash flow information:
Cash paid for:
Interest	$ -	$ -

Income taxes	$ -	$ -

Non-cash Transactions – Note 13

SEE ACCOMPANYING NOTES

STACCATO GOLD RESOURCES LTD.

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

	Common Stock		Contributed	Accumulated
	Shares	Amount	Surplus	Deficit	Total

Balance, April 30, 2007	55,275,734	$ 8,898,197	$ 2,995,952	$ (5,257,216)	$ 6,636,933

Issued for cash pursuant to:
Private placement - at $0.35	44,467,059	15,563,471	-	-	15,563,471
Share issue costs	-	(1,425,751)	284,645	-	(1,141,106)
Issued for mineral property rights	100,000	21,000	-	-	21,000
Stock-based compensation	-	-	909,833	-	909,833
Net loss for the year	-	-	-	(1,530,357)	(1,530,357)

Balance, April 30, 2008	99,842,793	23,056,917	4,190,430	(6,787,573)	20,459,774
Stock based compensation	-	-	236,057	-	236,057
Net loss for the year	-	-	-	(2,976,556)	(2,976,556)

Balance, January 31, 2010	99,842,793	$ 23,056,917	$ 4,426,487	$ (9,764,129)	$ 17,719,275

SEE ACCOMPANYING NOTES

STACCATO GOLD RESOURCES LTD.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

April 30, 2009 and 2008

Note 1

Nature of Operations and Ability to Continue As a Going Concern

Staccato Gold Resources Ltd. is a public company trading on the TSX Venture Exchange.  The Company was incorporated on March 13, 2000 under the Business Corporations Act of British Columbia and is in the business of acquiring, exploring and evaluating mineral resource properties, and either joint venturing or developing these properties further or disposing of them when the evaluation is completed.  The Company is in the exploration stage and has interests in properties located in Nevada, USA.  On the basis of information to date, it has not yet determined whether these properties contain economically recoverable ore reserves.  The underlying value of the mineral properties and related deferred costs is entirely dependent on the existence of economically recoverable reserves, the ability of the Company to obtain the necessary financing to complete development and upon profitable production.  The amounts shown as mineral properties represent net costs to date, less amounts written off, and do not necessarily represent present or future values.

These financial statements have been prepared in accordance with Canadian generally accepted accounting principles applicable to a going concern, which assumes that the Company will be able to meet its obligations and continue its operations for its next fiscal year.  Realization values may be substantially different from carrying values as shown and these financial statements do not give effect to adjustments that would be necessary to the carrying values and classification of assets and liabilities should the Company be unable to continue as a going concern.  At April 30, 2009, the Company had not yet achieved profitable operations, has accumulated losses of $9,764,129 since inception and expects to incur further losses in the development of its business, all of which casts substantial doubt about the Company’s ability to continue as a going concern.  The Company’s ability to continue as a going concern is dependent upon its ability to generate future profitable operations and/or obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due.

Note 2

Significant Accounting Policies

These consolidated financial statements have been prepared in accordance with Canadian generally accepted accounting principles and are stated in Canadian dollars.  The consolidated financial statements have, in management’s opinion, been prepared within reasonable limits of materiality and within the framework of the significant accounting policies summarized below:

a)

Principles of Consolidation

These consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, BH Minerals USA, Inc., a Colorado corporation.  All inter-company balances and transactions have been eliminated upon consolidation.

b)

Cash and Cash Equivalents

Cash and cash equivalents include cash on deposit with banks or highly liquid short-term, interest-bearing securities that are readily convertible to known amounts of cash, have maturities of three months or less when acquired and which are subject to an insignificant risk of changes in value.

c)

Mineral Properties

The Company defers the cost of acquiring, maintaining its interest, exploring and developing mineral properties until such time as the properties are placed into production, abandoned, sold or considered to be impaired in value.  Costs of producing properties will be amortized on a unit of production basis and costs of abandoned properties are written-off.  Proceeds received on the sale of interests in mineral properties are credited to the carrying value of the mineral properties, with any excess included in operations.  Write-downs due to impairment in value are charged to operations.

The Company is in the process of exploring and developing its mineral properties and has not yet determined the amount of reserves available.  Management reviews the carrying value of mineral properties on a periodic basis and will recognize impairment in value based upon current exploration results, the prospect of further work being carried out by the Company and the assessment of future probability of revenues from the property or from the sale of the property.  Amounts shown for mineral properties represent costs incurred net of write-downs and recoveries, and are not intended to represent present or future values.

Note 2

Significant Accounting Policies – (cont’d)

d)

Environmental Costs

Environmental expenditures that relate to current operations are expensed or capitalized as appropriate.  Expenditures that relate to an existing condition caused by past operations and which do not contribute to current or future revenue generation, are expensed.  Liabilities are recorded when environmental assessments and/or remedial efforts are probable, and the costs can be reasonably estimated.  Generally, the timing of these accruals coincides with the earlier of completion of a feasibility study or the Company’s commitment to a plan of action based on the then known facts.

e)

Equipment and Amortization

Equipment is recorded at cost.  Amortization is calculated over the estimated useful life of the assets using the following annual rates and methods:

Computer equipment	30% declining balance
Office equipment	20% declining balance
Computer software	100% straight-line

One-half of the rate is recorded in the year of addition and no amortization is recorded in the year of disposal.

f)

Impairment of Long-lived Assets

Long-lived assets are reviewed for impairment when changes in circumstances suggest their carrying value has become impaired.  Management considers assets to be impaired if the carrying value exceeds the estimated undiscounted future projected cash flows to result from the use of the asset and its eventual disposition.  If impairment is deemed to exist, the assets will be written down to fair value. Fair value is generally determined using a discounted cash flow analysis.  The amount of the impairment loss is determined as the amount by which the long-lived assets’ carrying value exceeds its estimated fair value.  Management believes there has been no further unrecorded impairment of the Company’s long-lived assets as at April 30, 2009 and 2008.

g)

Asset Retirement Obligations

The fair value of obligations associated with the retirement of tangible long-lived assets is recorded in the period the obligations incur, with a corresponding increase to the carrying amount of the related asset.  The obligations recognized are statutory, contractual or legal obligations.  The liability is accreted over time through charges to accretion, which is included in depletion, depreciation and accretion expense.  The costs capitalized to the related assets are amortized in a manner consistent with the depletion and depreciation of the related asset.  The Company, where possible, has estimated asset retirement obligations based on current best practice.  These estimates, made by management, are subject to change as a result of changes in regulations, the extent of environmental remediation required, the means of reclamation, or cost estimates.  Changes in estimates are accounted for prospectively from the period the estimate is revised.  The Company does not have any asset retirement obligations as at April 30, 2009 and 2008.

h)

Income Taxes

The Company follows the asset and liability method of accounting for income taxes.  Under this method, current income taxes are recognized for the estimated income taxes payable for the current period.  Future income tax assets and liabilities are recognized for temporary differences between the tax and accounting basis of assets and liabilities as well as for the benefit of losses available to be carried forward to future years for tax purposes only if it is more likely than not that they can be realized.

Future income tax assets and liabilities are adjusted for the effect of changes in tax laws and rates at date of enactment or substantial enactment.  A valuation allowance is recorded to the extent that future assets are not more likely-than-not to be realized.

Note 2

Significant Accounting Policies – (cont’d)

i)

Basic and Diluted Loss Per Share

Basic loss per share is computed by dividing the loss for the year by the weighted average number of common shares outstanding during the year.  Diluted earnings per share reflect the potential dilution that could occur if potentially dilutive securities were exercised or converted to common stock.  The dilutive effect of options and warrants and their equivalent is computed by application of the treasury stock method.  Common equivalent shares (consisting of shares issuable on the exercise of common stock options and warrants) totalling 57,021,320 (2008: 55,076,320) were not included in the computation of diluted loss per share because the effect was anti-dilutive.

j)

Foreign Currency Translation

Monetary assets and liabilities denominated in foreign currencies are translated into Canadian dollars at rates of exchange in effect at the date of the balance sheet.  Non-monetary items are translated at exchange rates in effect at the time of the transactions.  Revenue and expense items are translated at the average exchange rate during the year.  Foreign exchange gains and losses are included in operations.

k)

Stock-Based Compensation

The Company has a stock option plan which is described in Note 6.  The Company follows the recommendations of CICA Handbook Section 3870, "Stock-Based Compensation and Other Stock-Based Payments", which provides standards for the recognition, measurement and disclosure of stock-based compensation and other stock-based payments made in exchange for goods and services.  In accordance with these recommendations, the Company measures stock based compensation at the measurement date, based on the estimated fair value of the award over the requisite service period or the period the options are earned.  For non-employee options, options are re-valued at each balance sheet date. Agents’ options and warrants issued in connection with common share placements are recorded at their fair value on the date of issue as share issuance costs.  On the exercise of stock options and agents’ options and warrants, share capital is credited for consideration received and for fair value amounts previously credited to contributed surplus.  The Company uses the Black-Scholes option pricing model to estimate the fair value of stock-based compensation.

l)

Use of Estimates

The preparation of financial statements in conformity with Canadian generally accepted accounting principles requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses for the years reported.  Significant areas requiring the use of management estimates include the determination of the recoverability of mineral property deferred costs, asset retirement obligations, future income tax assets and liabilities and assumptions used in valuing options and warrants in stock-based compensation calculations.  Actual results could differ from these estimates.

m)

Assessing Going Concern

The Canadian Accountability Standards Board (“AcSB”) amended CICA Handbook Section 1400, to include requirements for management to assess and disclose an entity’s ability to continue as a going concern.  The Company has included disclosures recommended by section 1400 in Note 1 of these consolidated financial statements.

n)

Capital Disclosures

The AcSB issued CICA Handbook Section 1535 “Capital Disclosures”.   The section specifies the disclosure of (i) an entity’s objectives, policies, and processes for managing capital; (ii) quantitative data about what the entity regards as capital; (iii) whether the entity has complied with capital requirements; and (iv) if it has not complied, the consequences of such non-compliance.  The new disclosures are included in Note 7.

Note 2

Significant Accounting Policies – (cont’d)

o)

Financial Instruments Recognition, Measurement, Disclosure and Presentation

All financial instruments are classified into one of these five categories: held-for-trading, held-to-maturity investments, loans and receivables, available-for-sale financial assets or other financial liabilities.  All financial instruments and derivatives are measured on the trade date at fair value upon initial recognition.  Subsequent measurement depends on the initial classification of the instrument.  Held-for-trading financial assets are measured at fair value, with changes in fair value recognized in net earnings (loss).  Available-for-sale financial instruments are measured at fair value, with changes in fair value recorded in OCI until the instrument is derecognized or impaired.  Loans and receivables, held-to-maturity investments and other financial liabilities are measured at amortized cost.  All derivative instruments, including embedded derivatives, are recorded in the balance sheet at fair value unless they qualify for the normal sales and purchases exemption.  Changes in the fair value of derivatives that are not exempt are recorded in the statement of operations.  Transaction costs on the acquisition of financial assets and liabilities that are classified as other than held-for-trading are expensed.

The Company has made the following designations of its financial instruments: cash and cash equivalents as held for trading; other receivable as loans and receivables; accounts payable and accrued liabilities as other financial liabilities. At April 30, 2009 and April 30, 2008, the Company had neither available-for-sale nor held-to-maturity financial instruments.

p)

New Accounting Standards

On May 1, 2008, the Company adopted four new accounting standards and one amended standard: Handbook Section 1535, Capital Disclosures, Handbook Section 3862, Financial Instruments – Disclosures, Handbook Section 3863, Financial Instruments – Presentation and Handbook Section 1540, Cash Flow Statement.   The requirements of these new standards are for disclosure purposes only and have not impacted the financial results of the Company

Note 3

Future Accounting Policies

Goodwill and Intangible Assets

The AcSB issued CICA Handbook Section 3064 which replaces Section 3062, Goodwill and Other Intangible Assets, and Section 3450, Research and Development Costs.  This new section establishes standards for the recognition, measurement, presentation and disclosure of goodwill subsequent to its initial recognition and of intangible assets.  Standards concerning goodwill remain unchanged from the standards included in the previous Section 3062.  The section applies to interim and annual financial statements relating to fiscal years beginning on or after October 1, 2008.  Accordingly, the Company will adopt the new standards for its fiscal year beginning May 1, 2009.  The Company is currently evaluating the impact of the adoption of this new section on its consolidated financial statements.

Business Combinations, Consolidated Financial Statements and Non-Controlling Interests

The CICA issued three new accounting standards in January 2009: Section 1582, Business Combinations, Section 1601, Consolidated Financial Statements, and Section 1602, Non-Controlling Interests.  These new standards will be effective for fiscal years beginning on or after January 1, 2011. The Company is in the process of evaluating the requirements of the new standards.

Section 1582 replaces Section 1581, Business Combinations, and establishes standards for the accounting for a business combination. It provides the Canadian equivalent to International Financial Reporting Standards IFRS 3, Business Combinations.  This section applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after January 1, 2011. Sections 1601 and 1602 together replace Section 1600, Consolidated Financial Statements. Section 1601, establishes standards for the preparation of consolidated financial statements.  Section 1602 establishes standards for accounting for a non-controlling interest in a subsidiary in consolidated financial statements subsequent to a business combination.  It is equivalent to the corresponding provisions of International Financial Reporting Standard 1AS 27, Consolidated and Separate Financial Statements.

International Financial Reporting Standards (“IFRS”)

In 2006 the AcSB published a new strategic plan that will significantly affect financial reporting requirements for Canadian companies. The AcSB strategic plan outlines the convergence of Canadian GAAP with IFRS over an expected five year transitional period. In February 2008, the AcSB announced that 2011 is the changeover date for publicly-listed companies to use IFRS, replacing Canada’s own GAAP. The date is for interim and annual financial statements relating to fiscal years beginning on or after January 1, 2011. The adoption will require the restatement for comparative purposes of amounts reported by the Company for the year ended April 30, 2011. While the Company has begun assessing the adoption of IFRS for 2011, the financial reporting impact of the transition to IFRS cannot be reasonably estimated at this time.

Note 4

Equipment

	April 30, 2009
		Accumulated
	Cost	Amortization	Net
Office equipment	$ 18,893	$ 2,699	$ 16,194
Computer equipment	21,804	10,148	11,656
Computer software	4,514	4,127	387
	$ 45,211	$ 16,974	$ 28,237

	April 30, 2008
		Accumulated
	Cost	Amortization	Net
Office equipment	$ 4,501	$ 450	$ 4,051
Computer equipment	18,835	5,789	13,046
Computer software	3,740	1,870	1,870
	$ 27,076	$ 8,109	$ 18,967

Note 5

Mineral Properties

The Company has taken steps to verify title to mineral properties in which it has an interest in accordance with industry standards for the current state of exploration of such properties; however these procedures do not guarantee the Company’s title.  Property title may be subject to unregistered prior agreements and non-compliance with regulatory requirements.

Nevada Properties, Nevada

The following table summarizes mineral property expenses, by property:

			Cobb,
	South		Dixie and
	Eureka	ICBM	Long Peak	Other	Total

Acquisition, assessment and maintenance costs:
Balance, April 30, 2008	$ 1,431,745	$ 248,023	$ 1,591,435	$ 3,933	$ 3,275,136
Additions	156,282	9,239	377,963	5,222	548,706

	1,588,027	257,262	1,969,398	9,155	3,823,842
Write-off of property abandoned	-	-	-	-	-

Balance, April 30, 2008	1,588,027	257,262	1,969,398	9,155	3,823,842
Exploration costs
Balance, April 30, 2007	3,037,871	1,571	9,072	8,577	3,057,091

Additions:
Assays	5,869	-	-	8,348	14,217
Bonding	752	-	-	14,956	15,708
Core cutting	-	-	-	-	-
Drilling and metallurgical Testing	169,092	-	-	491,415	660,507
Geological and geophysical	-	5,655	22,059	18,352	46,066
Insurance	12,739	601	4,001	-	17,341
Mapping	56,564	-	-	-	56,564
Permit	-	-	-	-	-
Reclamation	-	-	-	33,065	33,065

…/cont’d

Note 5

Mineral Properties – (cont’d)

Nevada Properties, Nevada – (cont’d)

			Cobb,
	South		Dixie and
	Eureka	ICBM	Long Peak	Other	Total

245,016	6,256	26,060	566,136	843,468

	3,282,887	7,827	35,132	574,713	3,900,559
Write-off of property abandoned	-	-	-	-	-

Balance, April 30, 2008	$ 3,282,887	$ 7,827	$ 35,132	$ 574,713	$ 3,900,559

Mineral properties as of April 30, 2008	$ 4,870,914	$ 265,089	$ 2,004,530	$ 583,868	$ 7,724,401

Acquisition, assessment and maintenance costs:
Balance, April 30, 2008	$ 1,588,027	$ 257,262	$ 1,969,398	$ 9,155	$ 3,823,842
Additions	355,781	-	35,206	-	390,987

	1,943,808	257,262	2,004,604	9,155	4,214,829
Write-off of property abandoned	-	-	(2,004,604)	-	(2,004,604)

Balance, April 30, 2009	1,943,808	257,262 -	-	9,155	2,,210,225
Exploration costs
Balance, April 30, 2008	3,282,887	7,827	35,132	574,713	3,900,559

Additions:
Assays	156,540	-	-	-	156,540
Bonding	20,823	-	-	-	20,823
Core cutting	-	-	-	-	-
Drilling and metallurgical testing	1,345,454	-	-	-	1,345,454
Geological and geophysical	754,233	-	-	-	754,233
Insurance	18,560	-	-	-	18,560
Mapping	-	-	-	-	-
Permit	13,159	-	-	-	13,159
Reclamation	191,755	-	-	-	191,755

	2,500,524	-	-	-	2,500,524

	5,783,411	7,827	35,132	574,713	6,401,083
Write-off of property abandoned	-	-	(35,132)	-	(35,132)

Balance, April 30, 2009	$ 5,783,411	$ 7,827	$ -	$ 574,713	$ 6,365,951

Mineral properties as of April 30, 2009	$ 7,727,219	$ 265,089	$ -	$ 583,868	$ 8,576,176

Note 5

Mineral Properties – Note 5 – (cont’d)

By an agreement dated November 30, 2003, the Company entered into an option agreement to obtain an interest in five mineral properties located in the Carlin and Battle Mountain regions of Nevada.  As part of the consideration, the Company agreed to make all advances, royalty payments and share issuances due to the underlying property owners and to carry out minimum exploration expenditures.  The optionor’s interest in the properties was held by its wholly-owned US subsidiary, BH Minerals USA, Inc. (“BH”), a Colorado company.  BH had no other operations or assets other than its interest in the Nevada properties.

In December 2004, the optionor waived the remaining exploration expenditures required and conveyed to the Company 50% of the shares issued and outstanding in BH for no additional consideration.

During the year ended April 30, 2005, the Company acquired the remaining 50% of the shares issued in BH from the optionor.  The consideration paid was included in the acquisition costs of the Nevada properties.  As a result, the Company had a 100% interest in the Nevada properties, subject to royalty interests of up to 6% with the exception of the Cobb Creek property and the Long Peak property.  The Company had agreed to pay 15% of any net proceeds received on the sale of an interest in the Long Peak property to the former optionor.  Pursuant to an agreement dated January 8, 2008, the Company acquired the 15% net profits royalty interest in the Long Peak mineral claims by issuing 100,000 common shares of the Company valued at $21,000.  The value was determined by the market price of the shares when issued.  The Cobb Creek property was acquired subsequent to the November 2003 option agreement and the Company and the former optionor agreed to each continue with a 50% interest.  During the year ended April 30, 2008, the optionor assigned their 50% interest to the Company for no additional consideration.

During the year ended April 30, 2006, the Company acquired over 600 claims adjacent to the Company’s Hoosac prospect in the South Eureka district, Nevada.

Pursuant to an agreement dated April 1, 2006, the Company agreed to pay US$2,500 per month from March 1, 2006 to February 1, 2009 and US$4,000 per month from March 1, 2009 to February 1, 2012 for the lease of mineral claims situated in the State of Nevada.  The agreement includes an option for the Company to purchase the claims under lease for US$500,000 if exercised by February 28, 2009 and for US$750,000 if exercised by February 28, 2012.

During the year ended April 30, 2006, the Company reached an agreement with an underlying property owner to eliminate all future cash and share payments, including a residual royalty interest.  As consideration, the Company issued a total of 1,035,000 common shares of the Company valued at $523,650 of which 375,000 shares valued at $225,000 were issued during the year ended April 30, 2007.  The values were determined by the market price of the shares when issued.  Royalties remaining to other underlying owners may be purchased in whole or in part by payment of cash amounts ranging up to US$2,000,000 for each 1% royalty interest purchased.

Pursuant to amendment dated June 1, 2008 to a mining lease and agreement with an underlying property owner, the lease term was extended to June 1, 2028.  As consideration, advance royalty payments by the Company were increased to US$5,000 per month beginning on June 1, 2008 and to US$6,000 per month beginning on June 1, 2009.  The Company is also required to meet minimum annual total work commitments of US$250,000 per year for five years with an additional US$250,000 by June 1, 2016.  Exploration expenditures in excess of US$250,000 in any year can be accumulated and carried forward and credited to expenditures required in succeeding years.

In December 2008, the Company decided to drop its interest in three non-core exploratory properties (Dixie Flats, Long Peak and Cobb Creek).  As a result all of the related mineral exploratory costs have been written off.

Future annual payments required by the Company on all of its remaining properties are summarized as follows:

Amount

Year ended April 30, 2010	US$ 119,000
2011	US$ 120,000
2012	US$ 112,000
annually thereafter	US$ 72,000

Note 6

Share Capital and Contributed Surplus

a)

Authorized:

Unlimited common shares without par value

On July 19, 2007, the Company completed a private placement of 29,609,916 units at $0.35 per unit for gross proceeds of $10,363,471.  Each unit consisted of one common share and one share purchase warrant exercisable at $0.50 per share for a two year period.  The Company may accelerate the exercise of the warrants if the Company’s shares trade at or above $0.70 per share for ten consecutive days by giving the warrant holders 30 days’ written notice and issuing a press release.  The agents received commissions of $693,281 cash and 1,697,832 agents’ warrants with the same terms as the warrants under the private placement.

On August 21, 2007, the Company completed a private placement of 14,857,143 units at $0.35 per unit.  Each unit consisted of one common share and one share purchase warrant exercisable at $0.50 per share for a two-year period.  The agent received commissions of $361,387 cash and 891,429 agent’s warrants with the same terms as the warrants under the private placement.

All the proceeds on the issue of units were allocated to share capital and none to warrants.  The fair value of the agents’ warrants of $284,645 is included in share issue costs and was determined using the Black-Scholes model using the following assumptions:

Expected dividend yield	0%
Expected volatility	67.66%
Risk-free interest rate	4.49%
Expected life	2 years

b)

Escrow Shares:

There were no shares as at April 30, 2009 and 2008 which are subject to an escrow agreement.

c)

Commitments:

Stock-based Compensation Plan

Under the Company’s stock option plan, the exercise price of each option is determined by the board, subject to the pricing policies of the TSX Venture Exchange.  Options vest pursuant to the terms of the option agreements and are exercisable over a period of up to five years as determined by the board.  The aggregate number of shares issuable pursuant to options granted under the plan is limited to 10% of the company’s issued shares at the time the options are granted.  The aggregate number of options granted to any one optionee in a twelve month period is limited to 5% of the issued shares of the Company.  A summary of the status of the share purchase options outstanding as at April 30, 2009 and 2008 and changes during the years then ended is presented below:

	2009		2008
		Weighted		Weighted
	Number of	Average	Number of	Average
	Stock	Exercise	Stock	Exercise
	Options	Price	Options	Price

Balance, beginning of the year	8,235,000	$0.43	5,400,000	$0.50
Granted	1,730,000	$0.13	3,825,000	$0.34
Expired/forfeited	-	-	(990,000)	$0.41
Exercised	-	-	-	$ -

Balance, end of the year	9,965,000	$0.38	8,235,000	$0.43

Exercisable at end of year	9,640,000	$0.38	7,735,000

Note 6

Share Capital and Contributed Surplus – (cont’d)

c)

Commitments: – (cont’d)

Stock-based Compensation Plan – (cont’d)

The weighted average remaining contracted life of the share purchase options is 3.0 years.

During the year ended April 30, 2009, the Company recorded $236,057 (2008: $909,833) for stock-based compensation.  The Company used the Black Scholes option pricing model to estimate the fair value of the share purchase options at each grant date using the following assumptions:

	2009	2008

Dividend yield	0%	0%
Annualized volatility	123%	125-127%
Risk-free interest rate	1.82%	4.12%
Expected life	5 years	5 years

Share purchase options outstanding at April 30, 2009 are as follows:

	Exercise
Number	Price	Expiry Date

180,000	$0.10	November 24, 2009
20,000	$0.10	August 16, 2010
50,000	$0.15	December 1, 2010
800,000	$0.40	January 5, 2011
1,300,000	$0.60	February 1, 2011
1,160,000	$0.60	April 19, 2011
1,000,000	$0.50	November 1, 2011
2,075,000	$0.35	October 3, 2012
250,000	$0.35	October 16, 2012
1,100,000	$0.35	October 26, 2012
300,000	$0.185	March 27, 2013
400,000	$0.20	May 12, 2013
250,000	$0.16	May 30, 2013
1,080,000	$0.10	April 2, 2014

9,965,000

Note 6

Share Capital and Contributed Surplus – (cont’d)

d)

Commitments: – (cont’d)

Share Purchase Warrants

A summary of share purchase warrant activities during the years ended April 30, 2009 and 2008 is as follows:

	2009		2008
		Weighted		Weighted
		Average		Average
	Number of	Exercise	Number of	Exercise
	Warrants	Price	Warrants	Price

Balance, beginning of the year	47,056,320	$0.50	3,035,782	$0.70
Issued	-	-	47,056,320	$0.50
Exercised	-	-	-	-
Expired	-	-	(3,035,782)	$0.70

Balance, end of the year	47,056,320	$0.50	47,056,320	$0.50

As at April 30, 2009, the following share purchase warrants were outstanding:

Number of	Exercise
Shares	Price	Expiry Date

18,363,558	$0.50	July 4, 2009
12,944,190	$0.50	July 18, 2009
9,540,000	$0.50	August 9, 2009
6,208,572	$0.50	August 16, 2009

47,056,320	$0.50

These warrants entitle the holders to acquire one common share for each warrant held.

Subsequent to April 30, 2009, 44,467,059 of the above-noted warrant expiry dates were extended by two years.

Note 7

Capital Management

The Company’s objectives when managing capital are: to safeguard its ability to continue as a going concern; to have sufficient capital to be able to fund the exploration and development of its mineral properties; and to fund potential acquisition of other mineral resources.

In order to maintain its capital structure, the Company is dependent on equity funding and when necessary, raises capital through the issuance of equity instruments, primarily comprised of common shares and incentive stock options.  The Company manages its capital structure and makes adjustments to it in light of economic conditions.  The Company, upon approval from its Board of Directors, will make changes to its capital structure as deemed appropriate under the specific circumstances.

The Company’s capital consists of cash and cash equivalents and shareholders’ equity.  The Company is not subject to any externally imposed capital requirements or debt covenants, and does not presently utilize any quantitative measures to monitor its capital.  The Company’s overall strategy with respect to management of capital remains unchanged from the year ended April 30, 2008.

Note 8

Income Taxes

A reconciliation of the income tax provision computed at statutory rates to the reported income tax provision is as follows:

	2009	2008

Statutory tax rates	30.50%	33.25%

Loss before income taxes	$ (2,970,000)	$ (1,530,000)

Expected income tax recovery	976,000	509,000
Increase (decrease) in income tax recovery resulting from:
Non-deductible permanent differences	(75,000)	(303,000)
Foreign income taxed at other than Canadian statutory rates	NIL	1,000
Effect of reduction in statutory rates	(74,000)	16,000
Change in the valuation allowance for future income tax assets	(827,000)	(223,000)

Future income tax recovery	$ -	$ -

The significant components of the Company’s future income tax assets and liabilities are as follows:

	2009	2008
	$	$
Future income tax assets and liabilities:
Non-capital losses carry forward	950,000	681,000
Share issue costs	179,000	259,000
Mineral properties	51,000	(622,000)
Property and equipment	(1,000)	-
Other	-	(3,000)

	1,179,000	315,000
Less: valuation allowance for future income tax assets	(1,179,000)	(315,000)

Net future income tax assets	-	-

The Company recorded a valuation allowance against its future income tax assets based on the extent to which it is more likely-than-not that sufficient taxable income will not be realized during the carry-forward periods to utilize all the future tax assets.

At April 30, 2009, the Company and its subsidiary have accumulated non-capital losses totalling $3,547,000 and accumulated Canadian and foreign exploration and development expenses totalling $9,608,740 which may be carried forward to reduce future years’ taxable income.  The non-capital losses expire as follows:

		United States
	Canada	of America	Total
	$	$	$
2014	174,000	-	174,000
2015	269,000	-	269,000
2026	501,000	87,000	588,000
2027	555,000	82,000	637,000
2028	862,000	61,000	923,000
2029	807,000	149,000	956,000

	3,168,000	379,000	3,547,000

Note 9

Financial Instruments and Risk Management

Fair value estimates of financial instruments are made at a specific point in time, based on relevant information about financial markets and specific financial instruments. As these estimates are subjective in nature, involving uncertainties and matters of significant judgment, they cannot be determined with precision. Changes in assumptions can significantly affect estimated fair values.

The carrying value of cash and cash equivalents are valued at fair value as they are classified as held for trading.  Amounts receivable and accounts payable and accrued liabilities approximate their fair value because of the short-term nature of these instruments.

Financial Risk Factors

The Company’s Risk exposures and the impact on the Company’s financial instruments are summarized below:

Credit Risk

Credit risk is the risk of loss associated with a counterparty’s inability to fulfil its payment obligations.  The Company’s credit risk is primarily attributable to amounts receivable. Management believes that the credit risk concentration with respect to financial instruments included in amounts receivable is remote because these receivables are due primarily from a government agency and various interest receivable.  The Company’s maximum exposure to credit risk is limited to the amounts receivable.

Liquidity Risk

All of the Company’s liabilities are classified as current and are anticipated to mature within the next fiscal period. The Company intends to settle these with funds from its positive working capital position.

Market Risk

Market risk is the risk of loss that may arise from changes in market factors such as interest rates, foreign exchange rates. The fluctuations may be significant.

(a)

Interest Rate Risk

The Company is exposed to interest rate risk to the extent that the cash and cash equivalents maintained at financial institutions are subject to a floating rate of interest.  The interest rate risks on cash and cash equivalents and on the Company’s obligations are not considered significant.

(b)

Foreign Currency Risk

The Company has operations in Canada and United States of America subject to foreign currency fluctuations.  The Company’s operating expenses are incurred in Canadian dollars and United States dollars (“US dollars”) and the fluctuation of the Canadian dollar in relation to US Dollars will have an impact upon the profitability of the Company and may also affect the value of the Company’s assets and the amount of shareholders’ equity.  The Company has not entered into any agreements or purchased any instruments to hedge possible currency risks. The foreign exchange risk on the Company’s foreign denominated balances is not considered significant.

Financial assets and liabilities denominated in currencies other than the Canadian dollar are as follows:

	April 30, 2009		April 30, 2008
	Financial	Financial	Financial	Financial
	Assets	Liabilities	Assets	Liabilities

US dollar	$28,000	$0.00	$259,000	$62,500

Note 10

Commitment

During the year ended April 30, 2008, the Company entered into an agreement to obtain services and use of proprietary technology to assist with identifying potential targets for gold and base metals discovery on the Company’s properties.  As part of the agreement terms, the Company has agreed to issue 200,000 shares based on targets identified.  The issue of the shares is subject to regulatory approval.

Note 11

Related Party Transactions

During the years ended April 30, 2009 and 2008, the following expenses were charged by directors or by a company controlled by a director of the Company:

	2009	2008
Management fees	$ -	$ 40,000
Wages	479,583	237,084
	$ 479,583	$ 277,084

All transactions with related parties were within the normal course of business and were measured by the exchange amount which is the amount agreed upon by the transacting parties.

The Company has entered into employment agreements with three of its directors to pay, by equal monthly installments, total annual wages of $436,000.  The Company may terminate the agreements by paying two year’s wages at the time of termination.

Note 12

Reconciliation to United States of America Generally Accepted Accounting Principles

Accounting practices under Canadian (“CDN GAAP”) and of United States of America generally accepted accounting principles (“US GAAP”), as they affect the Company, are substantially the same, except for the following:

(a)

Mineral Properties

Under Canadian GAAP mineral property acquisition costs and exploration costs may be deferred and amortized to the extent they meet certain criteria.  Under US GAAP, mineral property acquisition costs are considered tangible assets and must be initially capitalized and evaluated periodically for impairment.   The Company has expensed mineral property exploration costs as incurred and will capitalize mineral property acquisition costs. Costs incurred prospectively to develop the property are capitalized as incurred and are amortized using the units or production method over the estimated life of the ore body based on estimated recoverable ounces mined from proven and probable reserves. Therefore, additional expenses are required under US GAAP as an  operating item in the statement of operations for the years ended April 30, 2009 and 2008.

(b)

Comprehensive Loss

US GAAP requires disclosure of comprehensive loss which, for the Company, is net loss under US GAAP adjusted for the change in items excluded from net loss under US GAAP.  Upon adoption of CICA Handbook Section 1530 on January 1, 2007 there are no ongoing differences between Canadian and US GAAP in reporting and displaying comprehensive loss.

(c)

Newly Adopted Accounting Pronouncements

In June 2009, FASB issued “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles – a replacement of FASB Statement No. 162”. The FASB Accounting Standards Codification (“Codification”) will become the source of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission “SEC” under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. On the effective date of this statement, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification will become non-authoritative. This statement is effective for financial statements issued for interim and annual periods ending after September 30, 2009.  Effective December 1, 2008, references made to FASB guidance throughout these financial statements have been updated for the Codification.

Effective December 1, 2008, the Company adopted a new accounting standard included in ASC 805, Business Combinations. The new standard applies to all transactions or other events in which an entity obtains control of one or more businesses. Additionally, the new standard requires the acquiring entity in a business combination to recognize all (and only) the assets acquired and liabilities assumed in the transaction; establishes the acquisition-date fair value as the measurement date for all assets acquired and liabilities assumed; and requires the acquirer to disclose additional information needed to evaluate and understand the nature and financial effect of the business combination. The Company’s adoption of the new accounting standard did not have a material effect on the Company’s financial statements.

Note 12

Reconciliation to United States of America Generally Accepted Accounting Principles

 – (cont’d)

c)

Newly Adopted Accounting Pronouncements – (cont’d)

In January 2010, FASB issued an Accounting Standard Update, ASU No. 2010-06, on codification, Fair value Measurements and Disclosures (Topic 820-10), improving disclosures about fair value measurements.  This update provides amendments to Topic 820 that will provide more robust disclosures about (1) the different classes of assets and liabilities measured at fair value, (2) the valuation techniques and inputs used, (3) the activity in Level 3 fair value measurements, and (4) the transfers between Levels 1, 2, and 3.  The standard adds new disclosure and clarifies existing disclosure requirements.  The new standard requires disclosures of the fair value of financial instruments for interim reporting periods of publicly traded companies in addition to the annual disclosure required at year-end. The provisions of the new standard are effective for the interim periods ending after June 15, 2009.  The adoption of the new standard did not have a material on the Company’s financial statements.

In September 2009, FASB issued an Accounting Standards Update, ASU No. 2009-06, “Income Taxes (Topic 740) – Implementation Guidance on Accounting for Uncertainty in Income Taxes and Disclosure Amendments for Nonpublic Entities.  This update is to address the need for additional implementation guidance on accounting for uncertainty in income taxes.  The implementation guidance will apply to financial statements of nongovernmental entities that are presented in conformity with U.S. GAAP.  The effective date is for entities that are currently applying the standards for accounting for uncertainty in income taxes, the guidance and disclosure amendments are effective for financial statements issued for interim and annual periods ending after September 15, 2009.  For those entities that have deferred the application of accounting for uncertainty in income taxes in accordance with paragraph 740-10-65-1(e), the guidance and disclosure amendments are effective upon adoption of those standards.  The adoption of the new standard did not have a material impact on the Company’s financial statements.

In May 2009, FASB issued ASC 855, “Subsequent Events”, which establishes general standards for the evaluation, recognition and disclosure of events and transactions that occur after the balance sheet date. Although there is new terminology, the standard is based on the same principles as those that currently exist in the auditing standards. The standard, which includes a new required disclosure of the date through which an entity has evaluated subsequent events, is effective for interim or annual periods ending after June 15, 2009.  The adoption of ASC 855 did not have a material effect on the Company’s financial statements.

In August 2009, FASB issued an Accounting Standards Update, ASU No. 2009-5 “Fair Value of Measurements and Disclosure (Topic 820) – Measuring Liabilities at Fair Value”. The new guidance, which is now part of ASC 820, provides clarification that in certain circumstances in which a quoted price in an active market for the identical liability is not available, a company is required to measure fair value using one or more of the following valuation techniques: the quoted price of the identical liability when traded as an asset, the quoted prices for similar liabilities or similar liabilities when traded as assets, or another valuation technique that is consistent with the principles of fair value measurements. The new guidance clarifies that a company is not required to include an adjustment for restrictions that prevent the transfer of the liability and if an adjustment is applied to the quoted price used in a valuation technique, the result is a Level 2 or 3 fair value measurement. The new guidance is effective for interim and annual periods beginning after August 27, 2009. The adoption of this standard did not have a material effect on the Company’s financial statements.

Accounting Standards Not Yet Effective

FASB issued a new accounting standard included in ASC 820, The new standard requires disclosures of the fair value of financial instruments for interim reporting periods of publicly traded companies in addition to the annual disclosure required at year-end. The provisions of the new standard were effective for the interim periods ending after December 15, 2009. The adoption of this standard is not expected to have a material effect on the Company’s financial statements.

In September 2009, FASB issued an Accounting Standards Update, ASU No. 2009-12, “Fair Value Measurement and Disclosures, Topic (820)”.  This amendment to Subtopic 820-10, Fair Value Measurements and Disclosures—Overall, is for the fair value measurement of investments in certain entities that calculate net asset value per share (or its equivalent).  The amendments in this Update also require disclosures by major category of investment about the attributes of investments within the scope of the amendments in this Update.  The amendments in this Update are effective for interim and annual periods ending after December 15, 2009. Early application is permitted in financial statements for earlier interim and annual periods that have not been issued. If an entity elects to early adopt the measurement amendments in this Update, the entity is permitted to defer the adoption of the disclosure provisions of paragraph 820-10-50-6A until periods ending after December 15, 2009. The Company is evaluating the impact it would have to the Company’s financial statements.

Note 12

Reconciliation to United States of America Generally Accepted Accounting Principles

 – (cont’d)

Reconciliation of losses reported to U.S. GAAP:

	Years ended April 30,
	2009	2008

Net loss and comprehensive as reported in accordance with Canadian GAAP	$ (2,976,556)	$(1,530,357)
Adjustments
Mineral exploration properties-written off	2,039,736	-
Mineral exploration properties costs expensed	(2,787,415)	(1,303,716)

Net loss under US GAAP	$ (3,724,235)	$ (2,834,073)

Weighted average number of shares outstanding	99,842,793	95,276,200

Basic and diluted net loss per share under US GAAP	$ (0.04)	$ (0.03)

Mineral exploration properties – acquisition, assessment and maintenance costs - Under Canadian GAAP, acquisition costs including assessment and maintenance costs are capitalized.  In accordance with EITF 04-2, under U.S. GAAP, acquisition costs only are considered tangible assets and are capitalized.

Mineral exploration properties - exploration expenditures - Under Canadian GAAP, exploration expenditures are capitalized.  Under U.S. GAAP, exploration expenditures are expensed as incurred unless commercial feasibility is established.

Reconciliation of total assets, liabilities, and shareholder equity to U.S. GAAP:

Years ended April 30,
	2009	2008

Total assets under Canadian GAAP	$ 17,804,574	$ 20,617,576
Adjustments
Expense of mineral exploration properties costs	(8,259,074)	(7,511,394)

Total assets under US GAAP	$ 9,545,500	$ 13,106,182

Total liabilities under Canadian GAAP	$ 85,299	$ 157,802
Adjustments	-	-

Total liabilities under US GAAP	$ 85,299	$ 157,802

Total stockholders’ equity under Canadian GAAP	$ 17,719,275	$ 20,459,774
Adjustments
Expense of mineral exploration properties costs	(8,259,074)	(7,511,394)

Total equity under US GAAP	$ 9,460,201	$ 12,948,380

Total liabilities and equity under US GAAP	$ 9,545,500	$ 13,106,182

Note 12

Reconciliation to United States of America Generally Accepted Accounting Principles

 – (cont’d)

Reconciliation of statements of cash flow to U.S. GAAP:

	Year ended April 30,
	2009	2008
Cash provided by (used in) operation under Canadian GAAP:

Net loss and comprehensive loss as reported in accordance with Canadian GAAP	$ (2,976,556)	$ (1,530,357)
Adjustments
Mineral exploration properties-written off	2,039,736	-
Expense of mineral exploration properties costs	(2,787,415)	(1,303,716)

Net loss under US GAAP	(3,724,235)	(2,834,073)

Add (deduct) items not involving cash:
Depreciation	8,866	5,954
Stock-based compensation	236,057	909,833
Changes in non-cash working capital balances	(182,907)	11,684
Cash used in operations under US GAAP	$ (3,662,219)	$ (1,906,602)

Reconciliation of statements of cash flow to U.S. GAAP: – (cont’d)

	Year ended April 30,
	2009	2008
Cash provided by (used in) financing activities under Canadian GAAP:

Shares issued	-	14,422,365
Cash provided by financing activities under US GAAP	$ -	$ 14,422,365

	Years ended April 30,
	2009	2008
Cash provided by (used in) investing activities under Canadian GAAP:

Purchase of equipment	$ (18,136)	$ (17,374)
Increase in mineral properties acquisitions	(104,186)	(67,459)

Cash provided by (used in) investing activities under US GAAP	(122,322)	(84,833)

Increase (decrease) in cash during the period	(3,784,541)	12,430,930

Cash, beginning of the period	12,740,704	309,774
Cash, end of the period	$ 8,956,163	$ 12,740,704

Note 13

Non-cash Transactions

Investing and financing activities that do not have a direct impact on current cash flows are excluded from the statements of cash flows.

During the year ended April 30, 2008, the Company issued 100,000 common shares valued at $21,000 pursuant to the acquisition of mineral property rights.

Note 14

Subsequent Events

Subsequent to April 30, 2009, the Company applied and received approval from the TSX Venture Exchange for a two-year extension of the term of 44,467,059 common share purchase warrants that were issued as part of a private placement announced on June 19, 2007 and July 4, 2007.

On May 15, 2009 the Company’s directors surrendered a total of 6,580,000 stock options.  These stock options were then cancelled and are no longer exercisable.

APPENDIX E

Timberline Resources Corporation

Amended 2005 Equity Incentive Plan

Adopted by the Board of Directors on August 31, 2006

Approved by Shareholders on September 22, 2006

Termination Date:  August 31, 2011

1.  Purposes.

Available Stock Awards.  The purpose of this Plan is to provide a means by which Eligible Recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards:  (i) Incentive Stock Options, (ii) Non-qualified Stock Options, (iii) Stock Bonuses, and (iv) Stock Appreciation Rights.

General Purpose.  The Company, by means of this Plan, seeks to retain the services of Eligible Recipients, to secure and retain the services of new members of this group, and to provide incentives for Participants to exert maximum efforts for the success of the Company and its Affiliates.

2.  Definitions.

“Affiliate” of the Company means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in §§424(e) and (f), respectively, of the Code.

“Board” means the board of directors of the Company, as such board may be duly constituted from time to time.

“Bonus Shares” means the shares of Common Stock issued or issuable pursuant to an award of a Stock Bonus.

 “Business of the Company” as of any designated date means (i) mineral exploration and development, and (ii) any other business conducted or publicly announced by the Company or any of its Affiliates, if any, as of such date.

Termination for “Cause” means termination of a Participant’s employment or other association with the Company principally due to and within thirty (30) days following actual knowledge of the Board of any of the following:

(i)

indictment, conviction or a plea of nolo contendre of the Participant of any crime involving moral turpitude, or any felony;

(ii)

any willful misconduct, gross negligence, or gross neglect of the Participant’s duties to the Company;

(iii)

any illegal use by the Participant of any controlled substances, or any severe alcoholic intoxication on Company premises;

(iv)

any discrimination by the Participant against or harassment of the Company’s employees, customers, vendors or guests, which behavior is illegal or civilly actionable under federal or state law;

(v)

falsification of any report or document (regardless of medium) by the Participant, related to the business of the Company;

(vi)

failure to use best efforts to comply with any reasonable legal directive of the Board or of the Company’s Chief Executive Officer, which failure continues after warning;

(vii)

any repeated material violation of any generally applicable written Company policy;  or

(viii)

any breach by the Participant of any Employment Agreement or Confidentiality Agreement to which the Participant may be subject, which breach is not cured to the Company’s reasonable satisfaction within ten (10) days following written notice thereof by Company to the Participant.

Occasional, unrelated, unrepeated, ordinary mistakes shall not constitute grounds for termination of a Participant for Cause, for purposes of this Plan.

“Change of Control” means (i) a sale, lease or other disposition of all or substantially all of the assets of the Company, (ii) a consolidation or merger of the Company with or into any other corporation or other entity, or a merger of another corporation or other entity into the Company, or any other corporate reorganization, in connection with any of which the shareholders of the Company immediately prior to such consolidation, merger or reorganization, own less than fifty percent (50%) of the outstanding voting power of the surviving entity (or its parent) following the consolidation, merger or reorganization, or (iii) any transaction (or series of related transactions involving a person or entity, or a group of affiliated persons or entities) in which in excess of fifty percent (50%) of the Company’s outstanding voting power is transferred.

 “Code” means the Internal Revenue Code of 1986, as amended.

“Committee” shall have the meaning set forth in §3(a), below.

“Common Stock” means the voting Common Stock of the Company.

“Company” means Timberline Resources Corporation, an Idaho corporation.

“Consultant” means any person (i) engaged full-time or part-time by the Company or an Affiliate of the Company to render consulting or advisory services and who is compensated for such services, or (ii) who is a member of the board of directors of an Affiliate of the Company.

“Continuous Service” of a Participant means that the Participant’s service with the Company or an Affiliate of the Company, whether as an Employee, Director or Consultant, is not interrupted.  A Participant’s Continuous Service shall not be deemed to have been interrupted merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate of the Company as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service  (for example, a change in status from an Employee of the Company to a Consultant of an Affiliate of the Company or a Director of the Company will not constitute an interruption of Continuous Service).  Authorized vacations and other authorized leaves of absence (such as sick leave, military leave, maternity leave, and jury duty) shall not result in interruption of Continuous Service.  The Board shall determine in its sole discretion whether Continuous Service shall be considered interrupted in the case of any unauthorized leave of absence of a Participant.

 “Director” means a member of the Board, as the Board may be duly constituted from time to time.

“Disability” means the permanent and total disability of a person within the meaning of §22(e)(3) of the Code.

“Eligible Recipients” means the Employees, Directors and Consultants of the Company.

 “Employee” means any person employed by the Company or an Affiliate of the Company.  Mere service as a Director or payment of a director’s fee by the Company or an Affiliate of the Company shall not be sufficient to constitute “employment” by the Company or an Affiliate of the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” or “FMV” of a share of Common Stock means:

(i)

in connection with any effective registration under the Securities Act and public sale of Common Stock by the Company, the gross offering price per share to the public; or

(ii)

otherwise, if there exists a public market for the Common Stock, the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on any exchange on which the Common Stock is listed, as published in the Western Edition of The Wall Street Journal, for the five (5) trading days immediately preceding the date of determination of FMV; or

(iii)

otherwise, the fair market value thereof as determined in good faith by the Board.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of §422 of the Code and the regulations promulgated thereunder.

“Non-qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of §16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to this Plan.

“Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant.  Each Option Agreement shall be subject to the terms and conditions of this Plan.

“Optionholder” means a person to whom an Option is granted pursuant to this Plan or, if applicable, such other person who holds an outstanding Option.

“Option Shares” means the shares of Common Stock underlying and subject to acquisition as a result of exercise of an Option.

“Outside Director” means a Director of the Company who is both (i) an “outside director” for purposes of §162(m) of the Code, and (ii) a “non-employee director” for purposes of Rule 16b-3.

 “Participant” means a person to whom a Stock Award is granted pursuant to this Plan or, if applicable, any other person who holds an outstanding Stock Award.

“Plan” means this Timberline Resources Corporation 2004 Equity Incentive Plan.

“Public Registration” means the earlier to occur of (i) the effectiveness of a registration statement filed by the Company with the U.S. Securities and Exchange Commission under the Securities Act with respect to the Common Stock, or (ii) registration of the Company under the Exchange Act.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“SAR” means a Stock Appreciation Right, i.e. the contractual right to receive a cash bonus on or before a designated date in an amount equal to the increase (if any) between the FMV as of the date of issuance of the SAR (or other designated base date) and the FMV as of the date of exercise or expiration of the SAR (or other designated end date).

 “Securities Act” means the Securities Act of 1933, as amended.

“Stock Award” means any right granted under this Plan, including an Option, a Stock Bonus and/or a SAR.

“Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant.  Each Stock Award Agreement shall be subject to the terms and conditions of this Plan.

“Stock Bonus” means an outright grant of Common Stock to a Participant, for which a Participant pays no consideration or less than Fair Market Value.

“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to §424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

3.  Administration.

(a)

General.  The Board may delegate administration of this Plan to a committee of one or more Directors (a “Committee”).  If the Board delegates administration of this Plan to a Committee, the Committee shall have, in connection with the administration of this Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of this Plan, as may be adopted from time to time by the Board.  Following a Public Registration, the Committee shall consist exclusively of one or more Outside Directors.  The Board may abolish the Committee at any time and revest in the Board the administration of this Plan.  If no Committee is appointed by the Board or if the Committee has been abolished without replacement, the entire Board shall constitute the Committee for purposes of this Plan.

(b)

Administration by Committee.  The Committee shall administer this Plan.  The Committee shall have the power, subject to, and within the limitations of, the express provisions of this Plan:

(i)

Determination of Grants.  To determine from time to time which Eligible Recipients shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award (which need not be identical); and the number of shares with respect to which a Stock Award shall be granted to each Participant.

(ii)

Interpretation. To construe and interpret this Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration.  The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in this Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make this Plan fully effective.

(iii)

Amendments.  To amend this Plan as provided in §15, below.

(iv)

General.  Generally, to exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of this Plan.

4.  Shares Subject to this Plan.

Share Reserve.  Subject to the provisions of §6(l) below, the Common Stock that may be issued pursuant to Stock Awards (not including SARs) shall not exceed in the aggregate Two million seven-hundred fifty thousand (2,750,000) shares of Common Stock (the “Share Reserve”).  There is no limit upon the number of SARs that may be awarded to Participants.

Reversion of Shares to the Share Reserve.  If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the Option Shares not acquired under such Option shall revert to the Share Reserve and again become available for issuance under this Plan.  If any Option Shares or Bonus Shares are forfeited prior to vesting, such Option Shares or Bonus Shares shall revert to the Share Reserve and again become available for issuance under this Plan.

Source of Shares.  The Common Stock subject to this Plan may be unissued shares or reacquired shares in treasury.

5.  Eligibility.

Eligibility for Specific Stock Awards.  Incentive Stock Options may be granted only to Employees.  Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

Ten Percent Shareholders.  Ten Percent Shareholder shall be eligible for the grant of an Incentive Stock Option on an equal basis with any other permitted participant.

Section 162(m) Limitation.  Following a Public Registration, and subject to the provisions of §6(m) below, no Employee shall be granted Stock Awards covering more than one hundred fifty thousand (150,000) shares of Common Stock during any calendar year if and to the extent that such grant(s) would cause such Employee to receive excessive (and therefore non-deductible) remuneration under §162(m) of the Code and the rules and regulations promulgated thereunder.

6.  Option Provisions.

(a)

General.  Each Option shall be evidenced and governed by an Option Agreement, in such form and containing such terms and conditions as the Committee shall deem appropriate.  Each Option may be exercised, to the extent vested, in whole or in part, at any time and from time to time.  All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and a separate certificate or certificates will be issued for Option Shares purchased on exercise of each type of Option.  The provisions of separate Options need not be identical, but each Option Agreement shall incorporate by reference the provisions of this Plan.

(b)

Term.  Unless otherwise provided in an individual Option Agreement, no Option shall be exercisable after the expiration of ten (10) years from the date it is granted.

(c)

Exercise Price.

(i)

Incentive Stock Options.  Subject to the provisions of §5(b) above, the exercise price of each Incentive Stock Option shall equal one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted.  Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of §424(a) of the Code.

(ii)

Non-Qualified Stock Options.  Unless otherwise provided in an Option Agreement, the exercise price of each Non-qualified Stock Option shall equal one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted.

(d)

Incentive Stock Option Limitations.

(i)

Shareholder Approval.  This Plan, and the ISOs issued pursuant to this Plan have not, as of the date of adoption, been approved by the shareholders of the Company as provided in Section 422(a) of the Code.  No ISO may be issued pursuant to this Plan absent such shareholder approval, which must occur, if at all, within 12 months after the date of adoption of this Plan.

(ii)

$100,000 Limitation.  To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

(e)

Consideration.  The purchase price of Common Stock acquired pursuant to an Option shall be paid at the time the Option is exercised either (1) in cash, or (2) if (and only if) explicitly permitted in the applicable Option Agreement, to the extent allowed by applicable statutes and regulations:

(i)

Pyramiding. By delivery to the Company of already owned shares of Common Stock that either have been held for the period required to avoid a charge to the Company’s reported earnings (generally six (6) months) or were not acquired, directly or indirectly, from the Company, and that are owned free and clear of any liens, claims, encumbrances, or security interests; provided, however, that no Option may be so exercised to the extent it would constitute a violation of the provisions of any law, regulation, or agreement restricting the redemption of the Company’s stock.  Shares of Common Stock so delivered in payment of the exercise price of an Option shall be valued at the FMV thereof as of the date of exercise of the Option.

(ii)

Net Issue (“Cashless”) Exercise. If at any time when an Option is otherwise exercisable the FMV of one share of Common Stock is greater than the exercise price for the Option, the Optionholder may notify the Company of his or her election to exercise the Option in whole or in part by Net Issue Exercise by delivering a such notification together with surrender of the Option Agreement as provided herein, and the Optionholder shall receive from the Company a number of shares of Common Stock equal to:

A x (FMV - Exercise Price)
FMV

where A equals the number of Option Shares as to which the Option is being exercised by Net Issue Exercise.

 (iii)

Other.  In any other form of legal consideration that may be acceptable to the Committee.

(f)

 Transferability.

i.

Incentive Stock Options. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution.

ii.

(ii) Non-qualified Stock Options.  Unless otherwise provided in the applicable Option Agreement, a Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution.

(g)

Vesting.

(i)

Schedule.  Unless otherwise provided in the applicable Option Agreement, each Option shall vest (i.e. become exercisable) as to one-third of the total number of Option Shares subject to the Option one (1) year following the applicable Date of Grant, and the Option shall vest as to two-thirds (the remainder) of the Option Shares over the subsequent two (2) year period in eight (8) equal quarterly increments.

(ii)

Cessation.  Vesting of all Options shall cease upon the Optionholder’s termination of Continuous Service, regardless of the reason for termination, except as otherwise provided in §10, below.

(h)

Early Termination.

(i)

Disability.  In the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder or his or her representative may exercise his or her Option (to the extent vested as of the date of termination), but only within such period of time ending on the earlier of (A) the date twelve (12) months following such termination, or (B) the expiration of the term of the Option as set forth in the Option Agreement.  If and to the extent, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

(ii)

Death.  In the event (A) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, or (B) the Optionholder dies within three (3) months after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent vested as of the date of termination) by the Optionholder’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only within the period ending on the earlier of (1) the date twelve (12) months following the date of termination, or (2) the expiration of the term of such Option as set forth in the Option Agreement.  If and to the extent, after death, an Option is not exercised within the time specified herein, the Option shall terminate.

(iii)

Other Termination of Continuous Service.  In the event an Optionholder’s Continuous Service terminates (other than due to the Optionholder’s death or Disability, and other than due to termination for Cause), the Optionholder may exercise his or her Option (to the extent vested as of the date of termination) but only within such period of time ending on the earlier of (A) the date three (3) months following the termination of the Optionholder’s Continuous Service, or (B) the expiration of the term of the Option as set forth in the Option Agreement.  If and to the extent that, after termination, an Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

(iv)

Extension of Termination Date.  Notwithstanding the foregoing, if the exercise of an Option following termination of an Optionholder’s Continuous Service is prohibited at any time when the Optionholder otherwise desires to exercise the Option, solely because an exemption from the registration requirements of the Securities Act and/or any applicable state securities law is not available, then the Option shall terminate on the earlier to occur of (A) three (3) months after the date on which such an exemption first becomes available, or (B) the expiration of the term of the Option as set forth in the Option Agreement.

(v)

Termination for Cause.  In the event that an Optionholder’s employment or other association with the Company is terminated by the Company for Cause, all Options held by such Optionholder (whether or not vested) shall thereupon immediately terminate.

(i)

Early Exercise.  If (and only if) explicitly permitted in the applicable Option Agreement, the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise any or all of the unvested portion of the Option (“Early Exercise”).  Any Option with respect to which Early Exercise is available, shall be subject to the following:

(i)

Partial Exercise.  Partial exercise of a partially vested Option shall be deemed to cover first the vested portion of the Option and then the earliest vesting installment of the unvested portion of the Option.

(ii)

$100,000 ISO Limitation.  If the Option is an Incentive Stock Option, then, to the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which the Option plus all other Incentive Stock Options held by the Optionholder are exercisable for the first time during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

(iii)

Repurchase of Unvested Shares.  In the event that, following Early Exercise, the Optionholder’s Continuous Service is interrupted prior to the date on which the Option would have been fully vested, an appropriate portion of the Option Shares acquired by Early Exercise shall be subject to repurchase by the Company, at the option of the Company exercisable at any time within sixty (60) days following the date of such interruption, for cash in an amount equal to the exercise price thereof.

(j)

Re-Load Options.  If (and only if) explicitly permitted in the applicable Option Agreement, in the event an Optionholder exercises an Option in whole or in part by pyramiding or by cashless exercise prior to expiration or earlier termination of the Option, the Optionholder shall be entitled to a further Option (a “Re-Load Option”) upon exercise of the Option.  Any such Re-Load Option shall be subject to the following:

 (i)

Number of Shares.  The number of Option Shares subject to a Re-Load Option shall equal (A) the number of shares surrendered as part or all of the exercise price of such Option, in the event of pyramiding, or (B) the number of Option Shares foregone, in the event of cashless exercise.

(ii)

Expiration Date.  The expiration date of the Re-Load Option shall be the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option.

(iii)

Exercise Price.  The exercise price for the Re-Load Option shall equal one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option.

(iv)

Subject to Plan.  The Re-Load Option shall be subject to this Plan.

(v)

Same Type of Option.  If the original Option was a Non-qualified Stock Option, the Re-Load Option also shall be a Non-qualified Stock Option. If the original Option was an Incentive Stock Option, the Re-Load Option also shall be an Incentive Stock Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on the exercisability of Incentive Stock Options described in §6(d)(ii) above and in §422(d) of the Code.

(vi)

No Further Re-Loads.  There shall be no Re-Load Options on a Re-Load Option.

(vii)

Limitations.  Any Re-Load Option shall be subject to the availability of sufficient shares under §4(a) and the “Section 162(m) Limitation” on the grants of Options under §5(c), above

(k)

No Shareholder Rights.  No Optionholder shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Option Shares subject to an Option unless and until such Participant has exercised and satisfied all requirements for exercise of the Option pursuant to its terms.

(l)

Stock Splits.

 (i)

Forward Stock Splits.  If at any time the number of shares of Common Stock outstanding shall be increased by a subdivision or split-up of shares of Common Stock, or by a stock dividend or recapitalization, then, effective upon the date of such increase, (A) the number of Option Shares to be delivered upon exercise of each outstanding Option shall be increased so that the Optionholder will be entitled to purchase the number of shares of Common Stock that such Optionholder would have owned immediately following such action had his or her Option been exercised immediately prior thereto, and (B) the number of shares of Common Stock subject to the Share Reserve shall be increased proportionately.

(ii)

Reverse Stock Splits. If at any time the number of shares of Common Stock outstanding shall be decreased by a combination of shares of Common Stock, then, effective upon the date of date of such combination, (A) the number of Option Shares to be delivered upon exercise of each outstanding Option shall be decreased so that the Optionholder will be entitled to purchase the number of shares of Common Stock that such Optionholder would have owned immediately following such action had his or her Option been exercised immediately prior thereto, and (B) the number of shares of Common Stock subject to the Share Reserve shall be decreased proportionately.

(iii)

Exercise Price Adjustment.  Whenever the number of Option Shares purchasable upon exercise of outstanding Options is adjusted pursuant to this §6(l), the exercise price payable upon exercise of each such Option shall be adjusted by multiplying the applicable exercise price in effect immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Option Shares purchasable upon the exercise of the Option immediately prior to such adjustment, and of which the denominator shall be the number of Option Shares purchasable immediately thereafter.

(m)

Liquidation.  In the event of a liquidation of the Company, then effective immediately prior to such event (i) all outstanding Options shall terminate, and (ii) all unvested Option Shares and unvested Bonus Shares shall be forfeited and revert to the Company.

(n)

Reorganization, Reclassification, Consolidation, Merger or Sale.

(i)

Organic Changes. Any reorganization, recapitalization, reclassification, consolidation, merger, sale of all or substantially all of the Company’s assets or other transaction, in each case which is effected in such a manner that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) cash, securities and/or other property of the Company and/or of any third party with respect to or in exchange for Common Stock, is referred to herein as an “Organic Change”.  In connection with any Organic Change, absent an election by the Board permitted under §6(n)(ii) immediately below, (A) the Company shall make appropriate provision to ensure that each Optionholder shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the Option Shares immediately theretofore acquirable upon exercise of his or her Option, such cash, securities and/or other property as such Optionholder would have received in connection with such Organic Change if such Optionholder had been entitled to exercise and had exercised his or her Option immediately prior to such Organic Change, and (B) the vesting, early termination and other provisions of this Plan and the applicable Option Agreement shall continue thereafter with respect to the Option and such cash, securities and/or other property to the extent possible.  The Company shall not effect any Organic Change unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes, by written instrument, the obligation to deliver to the Optionholder such cash, securities and/or other Property as, in accordance with the foregoing provisions, the Optionholder may be entitled to acquire.

(ii)

Accelerated Vesting/Termination.  In connection with any Organic Change, notwithstanding the provisions of §6(n)(i) above, the Board may elect instead (A) to accelerate the vesting of all outstanding Options, and (B) to require all Optionholders to decide whether to exercise their Options in connection with (and contingent upon the consummation of) the Organic Change.  Any Options not exercised following an election by the Board under this §6(n)(ii) shall terminate effective and contingent upon the consummation of the Organic Change.

(o)

Notice of ISO Disposition.  Each Optionholder acquiring Option Shares through exercise of an ISO shall notify the Company in writing within fifteen (15) days after the date of any disposition of any of such Option Shares that occurs (i) within two (2) years after the applicable Date of Grant, or (ii) within one (1) year after such Option Shares were acquired as a result of exercise of the ISO.

(p)

Exercise Procedure.  An Optionholder may exercise the vested portion of an Option (and the unvested portion of an Option if the applicable Option Agreement so permits) during its term by delivering a Notice of Exercise (in a form designated by the Company) together with the applicable exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require.

7.  Provisions of Stock Bonuses.

(a)

General.  Each Stock Bonus shall be evidenced and governed by a Stock Award Agreement, in such form and containing such terms and conditions as the Committee shall deem appropriate.  The terms and conditions of separate Stock Bonus awards need not be identical, but each Stock Bonus award shall incorporate by reference the provisions of this Plan.

(b)

Consideration.  A Stock Bonus shall be awarded in consideration for past services actually rendered to the Company or an Affiliate of the Company for its benefit.

(c)

Vesting Schedule.  Unless otherwise provided in the applicable Stock Award Agreement, Bonus Shares shall vest (i.e. become non-forfeitable) as follows:  one-third of the total number of Bonus Shares shall vest one (1) year following the Date of Grant, and two-thirds (the remainder) of the Bonus Shares shall vest over the subsequent two (2) year period in eight (8) equal quarterly increments.

(d)

End of Continuous Service.  Effective upon the Participant’s termination of Continuous Service, regardless of the reason for termination, except as otherwise provided in §9  below, (i) vesting of all Bonus Shares shall cease, and (ii) all unvested Bonus Shares shall be forfeited and revert to the Company.

8,  Provisions of SARs.

(a)

General.   Each SAR shall be evidenced and governed by a SAR Award, in such form and containing such terms and conditions as the Committee shall deem appropriate.  Unless otherwise provided in the SAR Award, each SAR may be exercised, to the extent vested, in whole or in part, at any time and from time to time.  The provisions of separate SAR Awards need not be identical, but each SAR Award shall incorporate by reference the provisions of this Plan.

(b)

Base Price.   Unless otherwise provided in a SAR Award, the base price of each SAR shall equal one hundred percent (100%) of the Fair Market Value of the Common Stock on the date the SAR is granted.

(c)

Transferability.   Unless otherwise provided in the applicable SAR Award, a SAR shall only be transferable during the lifetime of the Participant.

(d)

Vesting.

(i)

Schedule.  Unless otherwise provided in the applicable SAR Award, each SAR shall vest (i.e. become exercisable) as to one-third of the total number of shares subject to the SAR one (1) year following the applicable Date of Grant, and the SAR shall vest as to two-thirds (the remainder) of such shares over the subsequent two (2) year period in eight (8) equal quarterly increments.

(ii)

Cessation.  Vesting of all SARs shall cease upon the Participant’s termination of Continuous Service, regardless of the reason for termination, except as otherwise provided in §10, below.

(e)

Early Termination.

(i)

Disability.  In the event a Participant’s Continuous Service terminates as a result of his or her Disability, the Participant or his or her representative may exercise his or her SAR (to the extent vested as of the date of termination), but only within such period of time ending on the earlier of (A) the date twelve (12) months following such termination, or (B) the expiration of the term of the SAR as set forth in the SAR Award.  If and to the extent, after termination, the Participant or his or her representative does not exercise his or her SAR within the time specified herein, the SAR shall terminate.

(ii)

Death.  In the event (A) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (B) the Participant dies within three (3) months after the termination of the Participant’s Continuous Service for a reason other than death, then the SAR may be exercised (to the extent vested as of the date of termination) by the Participant’s estate or by a person who acquired the right to exercise the SAR by bequest or inheritance, but only within the period ending on the earlier of (1) the date twelve (12) months following the date of termination, or (2) the expiration of the term of such SAR as set forth in the SAR Award.  If and to the extent, after death, a SAR is not exercised within the time specified herein, the SAR shall terminate.

(iii)

Other Termination of Continuous Service.  In the event a Participant’s Continuous Service terminates (other than due to the Participant’s death or Disability, and other than due to termination for Cause), the Participant may exercise his or her SARs (to the extent vested as of the date of termination) but only within such period of time ending on the earlier of (A) the date three (3) months following the termination of the Participant’s Continuous Service, or (B) the expiration of the term of the SAR as set forth in the SAR Award.  If and to the extent that, after termination, a Participant does not exercise his or her SAR within the time specified herein, the SAR shall terminate.

(iv)

Termination for Cause.  In the event that a Participant’s employment or other association with the Company is terminated by the Company for Cause, all SARs held by such Participant (whether or not vested) shall thereupon immediately terminate.

(f)

Stock Splits.  If at any time the number of shares of Common Stock outstanding shall be increased by a subdivision or split-up of shares of Common Stock, or by a stock dividend or recapitalization, or the number of shares of Common Stock outstanding shall be decreased by a combination of shares of Common Stock, then, effective upon the date of such increase, the number of shares and base price of each outstanding SAR shall be subject to appropriate adjustment.

(g)

Liquidation.  In the event of a liquidation of the Company, then effective immediately prior to such event, all outstanding SARs shall terminate.

(h)

Reorganization, Reclassification, Consolidation, Merger or Sale.  In connection with any Organic Change, (i) all outstanding unvested SARs shall vest, and (ii) absent exercise prior to consummation of the Organic Change (which exercise may be made contingent upon closing of the Organic Change), all outstanding SARs shall terminate effective upon the consummation of the Organic Change.

9.  Provisions Applicable To All Stock Awards

(a)

Market Standoff.  The Company (or a representative of its underwriters) may, in connection with a Public Registration, require that each Participant not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock or other securities of the Company held by the Participant for a period of time specified by the Company or its underwriter(s) following the effective date of the Public Registration.  The Company or the underwriter(s) may require the Participants to execute and deliver such other agreements that are consistent with the foregoing or that are necessary to give further effect thereto.  In order to enforce the foregoing, the Company may impose stop-transfer instructions with respect to the Common Stock until the end of such period.

(b)

Claw-back.  This §9(b) shall apply in the event (and only in the event) that, during the term of a Participant’s employment or other association with the Company or within nine (9) months thereafter, the Participant becomes employed by or otherwise affiliated with, directly or indirectly as an officer, director, employee, manager, general partner, trustee, consultant, contractor, or more than five percent (5%) owner of, any person or entity that competes with the Business of the Company anywhere in North America (a “Competitive Event”).   Effective upon a Competitive Event, unless waived by the Company:

(i)

Termination of Unexercised Rights.  All vested and unvested unexercised Options and SARs shall terminate.

(ii)

Forfeiture of Unvested Shares.  All unvested Option Shares and unvested Bonus Shares shall be forfeited and revert to the Company.

(iii)

Repurchase of Vested Shares.  The Company shall have the right, exercisable at any time within sixty (60) days following actual knowledge of the Competitive Event by the Committee, to repurchase any or all of the Participant’s vested Option Shares and vested Bonus Shares for cash in an amount equal to the original purchase price thereof.

(c)

No Transfer of Unvested Rights.   No Participant shall be entitled to sell, pledge or otherwise transfer, with or without consideration (“Transfer”), any SARs, any unvested Option Shares, or any unvested Bonus Shares.

(d)

Right of First Refusal.

(i)

General.  If any Participant shall at any time propose to Transfer any vested Option Shares or vested Bonus Shares (“Offered Shares”), other than to a spouse, a lineal descendant, or a trust all of the beneficiaries of which are the Participant’s spouse and/or lineal descendants (“Permitted Transferees”), the Participant shall, prior to such Transfer, deliver to the Company an offer (the “Offer”) to Transfer the Offered Shares to the Company or its assigns in accordance with this §8(d)(i).  The Offer shall state the name of the proposed transferee and the terms (including the purchase price) of the proposed Transfer.  The Offer shall remain open and irrevocable for a period of thirty (30) days from the delivery thereof to the Company (the “Acceptance Period”).  The Company may accept the Offer and purchase all (but not less than all) of the Offered Shares by delivering to the Participant a notice in writing (the “Acceptance Notice”) within the Acceptance Period.  If the Company delivers an Acceptance Notice, the transfer of the Offered Shares to the Company shall be made on a business day, not less than ten (10) and not more than thirty (30) days after delivery of the Acceptance Notice, on the terms and conditions of the Offer.  If the Company does not exercise within the Acceptance Period its right to purchase all of the Offered Shares, the Participant may Transfer all (and not less than all) of the Offered Shares on terms and conditions not less favorable to Participant than the terms and conditions of the Offer to (and only to) the proposed transferee within ninety (90) days after expiration of the Acceptance Period.  If such Transfer is not made within such 90-day period, the restrictions provided for in this §8(d)(i) shall again become effective.

(ii)

Termination of Right of First Refusal.  This §9(d) shall terminate and become void upon a Public Registration.

(e)

Continuing Agreements.  As a condition to the effectiveness of any Transfer of Option Shares or Bonus Shares, the transferee shall be required to execute an acknowledgement that the provisions of this §9 shall survive the

Transfer.  Any Transfer in violation of this §9 shall be null and void.  Each certificate evidencing Option Shares and Bonus Shares shall reflect a legend substantially as follows:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF THE ISSUER’S 2004 EQUITY INCENTIVE PLAN, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICES OF THE ISSUER.  AMONG OTHER PROVISIONS, SUCH PLAN RESTRICTS TRANSFER OF THE COMMON STOCK EVIDENCED BY THIS CERTIFICATE.

10.

Change of Control.

(a)

Loss of Employment.  In connection with a Change of Control, with respect to each Participant who holds any unvested Stock Awards and who is an Employee of the Company immediately prior to such Change of Control (a “Continuing Employee”), in the event that (A) any surviving or acquiring entity assumes unvested Stock Awards outstanding under this Plan or substitutes similar stock awards pursuant to §6(n)(i) above, and (B) either (I) the Continuing Employee is not offered employment by the surviving or acquiring entity (which employment shall not result in any reduction in the Participant’s salary or any material adverse change in the Participant’s package of benefits in effect at the time of the Change of Control, taken as a whole), (II) such Continuing Employee is terminated by the surviving or acquiring entity without Cause within nine (9) months following the effective date of the Change of Control, or (III) such Continuing Employee voluntarily terminates his or her employment for Good Reason (as defined herein) within nine (9) months following the effective date of the Change of Control, then with respect to such unvested Stock Awards held by such Continuing Employee, the vesting of such Stock Awards shall be accelerated in full effective immediately prior to such termination.  As used herein, “Good Reason” shall mean (I) a reduction in compensation; (II) a relocation of the principal worksite location to a location more than thirty (30) miles from the principal worksite immediately prior to the Change of Control; or (III) for an Officer, a material reduction in responsibilities, title or authority as in effect immediately prior to the Change of Control.

(b)

Automatic Acceleration.  The Committee shall have the authority (but not an obligation) to include as part of any Stock Award Agreement a provision automatically vesting in full the Option or the Bonus Shares subject to the Stock Award, effective upon a Change of Control, regardless of whether the Participant is an Employee or whether the Participant’s employment or other association with the Company terminates in connection with the Change of Control.

11.  Tax Bonuses.

In connection with any Stock Award, if specifically so provided in the Stock Award Agreement, the Company shall have the right (but no obligation) to pay or commit itself to pay to the Participant a cash bonus (a “Tax Bonus”) in such amount as may be sufficient to allow the Participant pay his or her incremental federal and state income taxes arising as a consequence of (i) receipt of the Tax Bonus, and (ii) as applicable, receipt of a Stock Bonus, exercise of a Non-qualified Stock Option, or exercise of a SAR.

12.  Covenants of the Participants.

(a)

No Employment or other Service Rights.  Nothing in this Plan or any Stock Award Agreement (i) shall confer upon any Participant any right to continue to serve the Company or an Affiliate of the Company in the capacity in effect at the time the Stock Award was granted or in any other capacity, or (ii) shall affect the right of the Company or an Affiliate of the Company to terminate (I) the employment of an Employee with or without notice and with or without cause, subject to the terms of any employment agreement with such Employee, (II) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate of the Company, or (III) the service of a Director pursuant to the Bylaws of the Company (or its Affiliate) and any applicable provisions of the corporate law of the state in which the Company (or its Affiliate) is incorporated, as the case may be.

(b)

Investment Assurances.

(i)

By virtue of his or her acceptance of a Stock Award and execution of a Stock Award Agreement, each Participant automatically shall be deemed to have represented and warranted to the Company that:

(A)

The Stock Award is being acquired for the Participant’s own account, for investment purposes only, not for the account of any other person and not with a view to distribution, assignment or resale to others. The Participant will not sell, hypothecate or otherwise transfer the Stock Award unless (I) the transfer is registered under the Securities Act, and registered or qualified for sale under applicable state securities laws, or (II) unless waived by the Company, the Company has received a written opinion of counsel (which opinion and counsel are satisfactory to the Company) that an exemption from the registration or qualification requirements of the Securities Act and such state laws is available.

(B)

The Participant understands that (I) the value of the Stock Award is speculative, and (II) there may be no public or other market for the Stock Award.

(ii)

By virtue of his or her exercise of an Option, each Optionholder automatically shall be deemed to have represented and warranted to the Company that:

(A)

The Option Shares purchased as a consequence of exercise of the Option are being acquired for the Optionholder’s own account, for investment purposes only, not for the account of any other person and not with a view to distribution, assignment or resale to others. The Optionholder will not sell, hypothecate or otherwise transfer the Option Shares unless (I) the transfer is registered under the Securities Act, and registered or qualified for sale under applicable state securities laws, or (II) unless waived by the Company, the Company has received a written opinion of counsel (which opinion and counsel are satisfactory to the Company) that an exemption from the registration or qualification requirements of the Securities Act and such state laws is available.

 (B)

The Optionholder is familiar with and understands the current and proposed business activities of the Company. The Optionholder has been given the opportunity to obtain additional information from the Company and to discuss the current and proposed business of the Company with representatives of the Company. The Company has made available to the Optionholder all documents and information that the Optionholder has requested relating to an investment in the Option Shares. With respect to tax and other economic considerations involved in the investment, the Optionholder is not relying on any advice or opinions from the Company or any person acting on its behalf.  The Optionholder has carefully considered and has, to the extent the Optionholder believes appropriate, discussed with the Optionholder’s legal, tax, accounting and financial advisors the suitability of an investment in the Option Shares for the Optionholder’s particular tax and financial situation and has determined that the Option Shares which the Optionholder is purchasing are a suitable investment. The Optionholder (I) has adequate means for providing for the Optionholder’s current financial needs and personal contingencies; (II) has no need for liquidity in the investment; (III) can afford a complete loss of the funds invested in the Option Shares; (IV) does not have an overall commitment to investments which are not readily marketable that is disproportionate to the Optionholder’s net worth, and (V) the Optionholder’s investment in the Option Shares will not cause such overall commitment to become excessive.

(C)

The Optionholder understands that (I) an investment in the Option Shares is speculative in nature and involves a substantial degree of risk, including risk of losing of all or a portion of the Optionholder’s investment, (II) the return of the Optionholder’s investment, not just the return on the Optionholder’s investment, is in doubt, (III) there may be no public or other market for the Option Shares, and no assurance can be given that any such market will ever develop, (IV) there can be no assurance that the Optionholder will be able to sell or dispose of the Option Shares, and (V) no assignment, sale, transfer, exchange or other disposition of the Option Shares can be made except in accordance with the provisions of this Plan.  The Optionholder understands the risk factors related to his or her purchase of the Option Shares.

 (iii)

The Company may require a Participant, as a condition of exercising an Option or a SAR, or acquiring Bonus Shares under any Stock Award, to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of acquiring Common Stock.

(iv)

By virtue of his or her acceptance of Bonus Shares, each such Participant automatically shall be deemed to have represented and warranted to the Company that:

(A)

The Bonus Shares are being acquired for such Participant’s own account, for investment purposes only, not for the account of any other person and not with a view to distribution, assignment or resale to others.  Such Participant will not sell, hypothecate or otherwise transfer the Bonus Shares unless (I) the transfer is registered under the Securities Act, and registered or qualified for sale under applicable state securities laws, or (II) unless waived by the Company, the Company has received a written opinion of counsel (which opinion and counsel are satisfactory to the Company) that an exemption from the registration or qualification requirements of the Securities Act and such state laws is available.

 (B)

Such Participant is familiar with and understands the current and proposed business activities of the Company.  Such Participant has been given the opportunity to obtain additional information from the Company and to discuss the current and proposed business of the Company with representatives of the Company.  The Company has made available to such Participant all documents and information that such Participant has requested relating to an investment in the Bonus Shares.  With respect to tax and other economic considerations involved in the investment, such Participant is not relying on any advice or opinions from the Company or any person acting on its behalf.  Such Participant has carefully considered and has, to the extent such Participant believes appropriate, discussed with such Participant’s legal, tax, accounting and financial advisors the suitability of an investment in the Bonus Shares for such Participant’s particular tax and financial situation and has determined that the Bonus Shares are a suitable investment. Such Participant (I) has adequate means for providing for such Participant’s current financial needs and personal contingencies; (II) has no need for liquidity in the investment; (III) can afford a complete loss of the value of the Bonus Shares; (IV) does not have an overall commitment to investments which are not readily marketable that is disproportionate to such Participant’s net worth, and (V) such Participant’s investment in the Bonus Shares will not cause such overall commitment to become excessive.

(C)

Such Participant understands that (I) an investment in the Bonus Shares is speculative in nature and involves a substantial degree of risk, including risk of losing of all or a portion of such Participant’s investment, (II) the return of such Participant’s investment, not just the return on such Participant’s investment, is in doubt, (III) there may be no public or other market for the Bonus Shares, and no assurance can be given that any such market will ever develop, (IV) there can be no assurance that such Participant will be able to sell or dispose of the Bonus Shares, and (V) no assignment, sale, transfer, exchange or other disposition of the Bonus Shares can be made except in accordance with the provisions of this Plan.  Such Participant understands the risk factors related to an investment in the Bonus Shares.

(v)

The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if the issuance of Option Shares upon the exercise of an Option or acquisition of Bonus Shares under a Stock Award has been registered under a currently effective registration statement under the Securities Act.  Absent such registration, each certificate evidencing Option Shares and Bonus Shares shall reflect a legend substantially to the following effect:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF UNLESS THEY ARE REGISTERED UNDER THE 1933 ACT AND REGISTERED OR QUALIFIED FOR SALE UNDER APPLICABLE STATE SECURITIES LAWS OR, UNLESS WAIVED BY THE COMPANY, THE COMPANY HAS RECEIVED AN ACCEPTABLE OPINION OF COUNSEL THAT AN EXEMPTION FROM THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE.

(c)

Withholding Obligations.  The Participant shall satisfy any federal, state or local tax withholding obligation relating to the exercise of an Option, the acquisition of Bonus Shares, the lapse of any substantial risk of forfeiture, and/or the disposition of Common Stock acquired in connection with a Stock Award, in one or more of the following ways to be selected by the Company:  (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of stock under the Stock Award; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.  No Option or SAR may be exercised, nor may any Bonus Shares be issued, unless the tax withholding obligations of the Company are satisfied.

13.  Covenants of the Company.

(a)

Availability of Shares.  During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

(b)

Securities Law Compliance.  The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over this Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act, or qualify under any state securities laws, this Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award.  If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under this Plan, the Company shall be relieved from any liability for failure to issue Stock Bonuses and sell stock upon exercise of Options, unless and until such authority is obtained.

14.  Use of Proceeds from Stock.

Any proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

15.  Amendment of this Plan.

(a)

Amendment of Plan.  The Board at any time, and from time to time, may amend this Plan.  However, except as provided in §6(m), no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy the requirements of §422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

(b)

Shareholder Approval.  The Board may, in its sole discretion, submit any other amendment to this Plan for shareholder approval, including, but not limited to, amendments to this Plan intended to satisfy the requirements of §162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Officers.

(c)

Contemplated Amendments.  It is expressly contemplated that the Committee may amend this Plan in any respect the Committee deems necessary or advisable to provide Eligible Recipients with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to ISOs and/or to bring this Plan and/or ISOs granted hereunder into compliance therewith.

(d)

No Impairment of Rights.  Rights under any Stock Award granted before any amendment of this Plan shall not be impaired by such amendment unless (i) the Company requests the consent of the Participant, and (ii) the Participant consents in writing.

16.  Termination or Suspension of Plan.

(a)

Plan Term.  The Committee may suspend or terminate this Plan at any time.  Unless sooner terminated, this Plan shall terminate on the fifth (5th) anniversary of its adoption date first set forth above.  No Stock Awards may be granted under this Plan while this Plan is suspended or after it is terminated.

(b)

No Impairment of Rights.  Suspension or termination of this Plan shall not impair any rights or affect any obligations under any Stock Award outstanding as of the date of the suspension or termination.

17.  Miscellaneous.

(a)

Acceleration of Exercisability and Vesting.  The Committee shall have the power to accelerate the time at which an Option may first be exercised or the time at which Option Shares or Bonus Shares or any part thereof will vest, notwithstanding any provisions in this Plan or in the applicable Stock Award to the contrary.

(b)

Interpretation; Governing Law.  All questions concerning the construction, validity and interpretation of this Plan (i) shall be decided conclusively by the Committee, without appeal, and (ii) shall be governed by the law of the State of Idaho, without regard to such state’s conflict of laws rules.

(c)

Notices.  Any notices related to a Stock Award Agreement or this Plan shall be given in writing and shall be deemed effectively given upon actual receipt or, in the case of notices delivered by the Company to a Participant, five (5) days after deposit in the United States mail, postage prepaid, addressed to the Participant at his or her last address in the Company’s records.

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